FN>


                               FINANCING AGREEMENT




                  This FINANCING AGREEMENT (this "Agreement"), dated as of December 13, 2000, is entered into by and between AMERICAN TRANS AIR, INC.
("ATA"), an Indiana corporation, and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), a New York corporation.


                  WHEREAS, ATA and GECC wish to set forth their understanding regarding the leveraged lease financings or single investor lease financings of (Confidential Material Omitted) new Boeing B737-800 aircraft, each equipped with two CFM56-7 engines (collectively, the "Aircraft") to be delivered pursuant to the Purchase Agreement No. 2262 dated as of June 30, 2000, as amended, between ATA and The Boeing Company (the "ATA Purchase Contract") or pursuant to the Purchase Agreement No. 1905 dated as of April 25, 1996, as amended, between GECC and The Boeing Company (the "GE Purchase Contract" and, together with the ATA Purchase Contract, the "Purchase Contracts"); and


                  WHEREAS, in furtherance  thereof,  ATA and GECC wish to commit to execute and deliver certain agreed documents relating to such financing of each Aircraft on or before the date (the "Tender Date") that such Aircraft is tendered for delivery by The Boeing Company under the applicable Purchase
Contract (which date will, if the closing of the applicable financing transaction as described herein occurs on such date, be the Delivery Date for such Aircraft).


                  NOW, THEREFORE, the parties hereto agree as follows:

     1. Leveraged Transactions. (a) ATA and GECC agree to enter into a leveraged lease financing transaction, on and subject to the terms and conditions described herein (a "Leveraged Transaction"), with respect to each of the (Confidential Material Omitted) Aircraft identified on Exhibit A (the "Firm Aircraft").

     (b) (Confidential Material Omitted).

     (c) Each of the Firm Aircraft. (Confidential Material Omitted) is referred to herein as a "Leveraged Aircraft".

2. Single-Investor Transactions. ATA and GECC agree to enter into a single investor lease financing transaction, on and subject to the terms and conditions described herein (a "SIL Transaction"), with respect to each of the (Confidential Material Omitted) Aircraft identified on Exhibit B (the "SIL Aircraft"). The SIL Transactions and the Leveraged Transactions are referred to collectively as the "Transactions".

3. Leveraged Documents. Attached as Exhibit C are the forms of the agreements and other documents (collectively, the "Leveraged Documents") which the parties have negotiated and agreed to utilize to effect each of the Leveraged Transactions. Capitalized terms used in this Agreement without definition in relation to the Leveraged Transactions shall have the meanings set forth in the Leveraged Documents. Subject to the terms and conditions of this Agreement, ATA agrees that, on or before the Tender Date of each Leveraged Aircraft, it shall, with respect to such Aircraft, (a) execute and deliver, as Lessee, each of the Leveraged Documents to which Lessee is to be a party as provided therein and (b) procure that the parties identified therein as Owner Trustee and as Mortgagee and Loan Participant, respectively (or other institutions reasonably acceptable to GECC) execute and deliver the applicable Leveraged Documents in such capacities. GECC agrees that, on the Tender Date of each Leveraged Aircraft, it shall (or shall cause an Affiliate that is a Permitted Institution to), with respect to such Aircraft, execute and deliver, as Owner Participant, each of the Leveraged Documents to which Owner Participant is to be party as provided therein.


                  The parties agree that the Leveraged Documents for each Leveraged Aircraft shall be in the form set forth in Exhibit C, except as modified only to incorporate (a) the Delivery Date (and other dates measured with reference thereto), serial numbers and registration number applicable to such Aircraft; (b) the actual Lessor's Cost, as determined in accordance with
  Section 5 below;  (c) the Actual  Pricing,  as determined  in accordance  with
  Section 6 below; (d) changes to reflect the terms of the Debt Financing, to the extent agreed by the parties, as contemplated in Section 7 below; (e) changes, if requested by GECC, to effect a like kind exchange as described in Exhibit E; and (f) the actual Payment Dates (which will correspond to the interest payment dates under the Debt Financing).

4. SIL Documents. Attached as Exhibit D are the forms of agreements and other documents (collectively, the "SIL Documents") which the parties have negotiated and agreed to utilize to effect each of the SIL Transactions. Capitalized terms used in this Agreement without definition in relation to the SIL Transactions shall have the meanings set forth in the SIL Documents. Subject to the terms and conditions of this Agreement, ATA agrees that, on the Tender Date of each SIL Aircraft, it shall (a) execute, deliver and perform, as Lessee, each of the SIL Documents to which Lessee is to be a party as provided therein and (b) procure that the party identified therein as Owner Trustee (or another institution reasonably acceptable to GECC) execute and deliver the applicable SIL Documents in such capacity. GECC agrees that, on the Tender Date of each SIL Aircraft, it shall (or shall cause a Permitted Institution to), with respect to such Aircraft, execute, deliver and perform, as Owner Participant, each of the SIL Documents to which Owner Participant is to be a party as provided therein.


                  The parties agree that the SIL Documents for each SIL Aircraft shall be in the form set forth in Exhibit D, except as modified only to incorporate (a) the Delivery Date (and other dates measured with reference thereto), serial numbers and registration number applicable to such Aircraft;
(b) the actual  Lessor's Cost, as determined in accordance with Section 5 below;
(c) the Actual Pricing, as determined in accordance with Section 6 below; (d) changes, if requested by GECC, to effect a like kind exchange as described in Exhibit E; and (e) the actual Payment Dates; provided that with respect to the Aircraft identified on Exhibit B as "GE Purchase Contract" aircraft, the additional changes described in Exhibit F shall be made.

5. Lessor's Cost. In the Pricing Assumptions, Lessor's Cost has been assumed to be (Confidential Material Omitted) for each Aircraft to be delivered under the ATA Purchase Contract and (Confidential Material Omitted) for each Aircraft to be delivered under the GE Purchase Contract. Lessor's Cost for each Aircraft shall be adjusted to be equal to the sum of (a) the actual purchase price of such Aircraft under the applicable Purchase Contract (including any price escalation provided for therein) and (b) capitalized interest.

6. Pricing. (a) The Basic Rent payments and allocations, Stipulated Loss Values, Termination Values and EBO Price (collectively, the "Pricing") for each Aircraft, based on the pricing assumptions set forth in Exhibit G (the "Pricing Assumptions"), are set forth in Exhibit H (the "Assumed Pricing") for the Leveraged Aircraft and the SIL Aircraft respectively. The actual Pricing ("Actual Pricing") for each Aircraft will be the Assumed Pricing adjusted as provided in the following provisions of this Section 6.


                    (b) The Net Economic Return shall be adjusted by changing the net after-tax book yield component thereof to reflect any difference between
(1) (Confidential Material Omitted) as quoted on the (Confidential Material Omitted) page (ask side based on a 30/360 day convention) as of the second Business Day prior to the Delivery Date and (2) (Confidential Material Omitted).


                    (c) The Assumed Pricing shall be recalculated (upwards or downwards) as of the Delivery Date by GECC, in order to (i) maintain the Net Economic Return (adjusted as provided in Secton 6(b) above) and (ii) to the extent possible consistent with clause (i), to minimize the Net Present Value of Rents to Lessee, to reflect (A) any change in:

     (1) the Delivery Date; (2) the amount of Lessor's Cost; (3) the amount of Transaction Expenses; or (4) in respect of the Leveraged Transactions, the original principal amount, interest rate or amortization schedule of the Debt Financing from that set forth in the Pricing Assumptions; (Confidential Material Omitted)and (C) any Change in Tax Law enacted, adopted, issued or (to the extent described as a "proposed change" in the following definition of a "Change in Tax Law") proposed on or prior to the Delivery Date. "Change in Tax Law" means (i) any change, or any proposed change that has a proposed effective date that is on or prior to the Delivery Date, in the Code (provided that, in the case of a proposed change in the Code, such change must have been "reported favorably" by the House Ways and Means Committee or the Senate Finance Committee) or the Treasury Regulations (provided that, in the case of a proposed change in the Treasury Regulations, such change must have been issued by the Department of the Treasury) or (ii) any change in the interpretation of the Code or Treasury Regulations in a decision by the United States Supreme Court, the United States Tax Court, the United States Court of Claims or any of the United States Courts of Appeal or District Courts, or any issuance of a revenue ruling, revenue procedure or any pronouncement by the Internal Revenue Service or the Department of the Treasury (other than a change in the alternative minimum tax or other change that results in Owner Participant's being subject to alternative minimum tax or unable to use all tax benefits because of its particular tax situation). Subject to the following paragraph, in the event of any such proposed change, the parties hereto shall cooperate in order to determine the methodology for taking into account in such recalculation the effect of such proposed change.


Any such recalculation shall be prepared by GECC, in compliance with the provisions of ss. 3.2.1(e) of the Lease and subject to verification in the manner provided in ss. 3.2.1(d) of the Lease, on the basis of the same methodology and assumptions used by GECC in determining the Assumed Pricing, except as such assumptions have been modified to reflect the events giving rise to such recalculation and taking into account the law applicable at the time of such recalculation (and, in respect of the EBO Price, subject to the constraints set forth in ss. 3.2.1(b)(3) of the Lease). All recalculations (1) shall be made so as to avoid characterization of the Lease as a "disqualified leaseback or long-term agreement" within the meaning of Code ss. 467 and Treasury Regulations thereunder and (2) shall be in compliance with the requirements of ss.4(1) and ss. 4(6) of Revenue Procedure 75-21 and ss.ss. 4.02(5), 4.07(1) and 4.07(2) of
Revenue Procedure 75-28. In connection with any such recalculations to payments and allocations of Basic Rent, appropriate corresponding adjustments shall be made to the percentages set forth on the Schedules of Stipulated Loss Values and Termination Values in the columns headed "Deferred Basic Rent Amount" and "Prepaid Basic Rent Amount."

     (d) In the event that any adjustment to the Pricing for an Aircraft occasioned by a Change In Tax Law pursuant to clause (B) of Section 6(c) would cause the Net Present Value of Rents (as defined in the applicable Lease) to increase by more than (Confidential Material Omitted) in the case of an Aircraft delivered under the GE Purchase Contract or (Confidential Material Omitted) in the case of an Aircraft delivered under the ATA Purchase Contract, ATA may terminate this Agreement with respect to such Aircraft by written notice to GECC, unless GECC, in its sole discretion, by written notice to ATA given within four Business Days after ATA gives such termination notice, agrees to revise such adjustment so that such present value increase shall be (Confidential Material Omitted) or (Confidential Material Omitted), respectively, or less. If ATA terminates this Agreement with respect to any Aircraft pursuant to this
Section 6(d), ATA shall not effect any lease or other financing of such Aircraft that would reflect a Net Present Value of Rents (or the equivalent) equal to or greater than the Net Present Value of Rents that would have applied in the transaction contemplated by this Agreement with respect to such Aircraft.

                  (e) In the event that any recalculation pursuant to Section 6(c) results in a "back-ended rent profile" for purposes of ss. 467 of the Code and the Treasury Regulations thereunder, (i) the (Confidential Material Omitted) requirement set forth in clause (A) of the definition of "Applicable Percentage" shall apply to the first two Renewal Terms, and (ii) the provisions of Section 17 of the Lease shall be modified accordingly.

     (Confidentail Material Omitted)



8. Dates. ATA shall give to GECC not less than five Business Days' prior notice of the scheduled Delivery Date of each Aircraft, provided that ATA shall be entitled to postpone the scheduled Delivery Date for an Aircraft by written notice to GECC given at any time prior to 2:00 PM (New York time) on the scheduled Delivery Date for such Aircraft, which notice may specify a new scheduled Delivery Date on a subsequent Business Day. If notice of a postponement does not specify a new scheduled Delivery Date, ATA shall give GECC not less than two Business Days' notice of the new scheduled Delivery Date with respect to such Aircraft.

9. Return of Funds. If the closing of a Transaction with respect to an Aircraft fails to occur on the scheduled Delivery Date and GECC shall have made funds available for such closing, ATA shall cause such funds to be returned to GECC in immediately available funds by 3:30 p.m. (New York time) on such scheduled Delivery Date, unless GECC shall have agreed otherwise in writing.

10. Expenses. If the applicable Transaction with respect to an Aircraft fails to close for any reason prior to the termination of this Agreement, pursuant to
Section 12 below, ATA will pay all fees and expenses (including the reasonable legal fees and expenses of GECC's counsel) incurred in connection with such Transaction; provided that if the Transaction fails to close by reason of a breach by GECC of its obligations under this Agreement or by the Owner Participant of any of its obligations under the applicable Participation
Agreement, GECC shall pay all reasonable fees and expenses incurred in connection with such Transaction (including the reasonable legal fees and expenses of ATA's counsel) but excluding in any event any fees and expenses related to the Debt Financing.

11.  Conditions.

 (a) The obligation of GECC to participate in the Transactions with respect to each Aircraft as contemplated by this Agreement shall be subject to the fulfillment or the waiver by GECC, on or before the Delivery Date of such Aircraft, of the conditions set forth in ss. 5.1 (except subsections 5.1.15 and 5.1.16 thereof) of the applicable Participation Agreement with respect to such Transaction and the further conditions that (Confidential Material Omitted) (ii) the Delivery Date for such Aircraft shall have occurred on or before the date contemplated by clause (ii) of Section 12 hereof and (Confidential Material Omitted).


     (b) The obligations of ATA to participate in the Transaction with respect to each Aircraft as contemplated by this Agreement shall be subject to (i) the satisfaction, or waiver by ATA, on or before the Delivery Date of such Aircraft, of the conditions set forth in ss. 5.4 of the applicable Participation Agreement and (ii) with respect to the Leveraged Transactions, the agreement of GECC and the debt providers on debt/equity matters (to the extent different from those reflected in the form of Mortgage included in Exhibit C) by the date set contemplated by clause (ii) of Section 12 hereof.

     12. Termination. The obligations of ATA and GECC under this Agreement with respect to any Aircraft shall terminate and be of no further force or effect on the earlier of (i) the consummation of the Transactions with respect to all of the Aircraft and (ii) the Outside Date (as defined below) applicable to such Aircraft, provided that the obligations of ATA and GECC under Section 10 hereof shall survive, and remain in full force and effect following, the termination of this Agreement. For purposes of this Section 12, "Outside Date" means December 31, 2002 with respect to the Firm Aircraft and the SIL (Confidential Material Omitted) (such date, in each case, the "Expiry Date"), provided that if a labor strike or similar event occurs at The Boeing Company prior to the applicable Expiry Date and such strike or event causes the date of delivery under the Purchase Agreement in respect of any of the Aircraft to be delayed, the "Outside Date" shall be deemed to mean the earlier of (x) the date which follows the applicable Expiry Date by the number of days that such strike or event has continued in effect and (y) the date which is six months after the applicable Expiry Date.

     13. Related Matters. (a) Upon execution and delivery of this Agreement by ATA, GECC shall return to ATA the letter of credit provided by ATA in connection with leveraged lease transaction [ATA 1996 B] covering the Boeing 757-23N aircraft having manufacturer's serial number 27974 and shall execute and deliver an appropriate amendment to the Participation Agreement dated as of December 16, 1996 in such transaction releasing ATA from the provisions of Section 8(ee) thereof that require such letter of credit.

                  (Confidential Material Omitted)

     14. GE Purchase Contract. GECC confirms that the purchase price for each Aircraft to be delivered under the GE Purchase Contract (with the specifications set forth in Boeing Detail Specification Ref. (Confidential Material Omitted)

                  GECC agrees that it will not, in respect of any Aircraft that is subject to this Agreement, further amend the price, specifications or other terms of the GE Purchase Contract without ATA's written consent. GECC also agrees that it will agree to reasonable change orders and amendments to the GE Purchase Contract, with respect to any Aircraft that is subject to this Agreement, that are requested by ATA and accepted by the Boeing Company.

     15. Entire Agreement. This Agreement, as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings, written or oral (including without limitation the letter of intent dated May 3, 2000 insofar as it relates to the Aircraft), between the parties hereto with respect to such subject matter are hereby superseded in their entireties.

     16. Notices. All notices and other communications contemplated hereby shall be in writing and shall be effective when delivered addressed to a party at its address or facsimile number set forth under its signature hereto, or to such other address or facsimile number as any such party shall specify.

     17. Miscellaneous. This Agreement may be executed in any number of counterparts, and each fully-executed counterpart of this Agreement shall be an original and all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the amendment, supplement, waiver or modification is sought. The parties intend that this Agreement shall be a binding agreement with respect to matters set forth herein. The rights and obligations of the parties hereto shall not be assignable, and any purported assignment shall be voided.

     18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                     AMERICAN TRANS AIR, INC.

                     By:  /s/ Charles T. Cleaver

                              __________________________________
                              Name:    Charles T. Cleaver
                              Title:   Treasurer

                       Address:        7337 West Washington Street
                                       Indianapolis, IN  46231

                       Attention:      Treasurer

                       Facsimile:      317-240-7091




                     GENERAL ELECTRIC CAPITAL CORPORATION

                     By:  /s/ Norman Liu

                              _________________________________
                              Name:     Norman Liu
                              Title:    Vice President

                       Address:   201 High Ridge Road
                                  Stamford, CT 06927

                       Attention: Contracts Leader

                       Facsimile: 203-357-3201

                                                                       Exhibit A

                               Leveraged Aircraft



  Aircraft Under ATA Purchase Contract        Month of Scheduled Delivery


 (Confidential Material Omitted)

     Exhibit B
                         Single-Investor Lease Aircraft



     Aircraft Under ATA Purchase Contract     Month of Scheduled Delivery

     (Confidential Material Omitted)



     Aircraft Under GE Purchase Contract

     (Confidential Material Omitted)

                                                                     Exhibit B-1


 (Confidential Material Omitted)

                                                                       Exhibit C


                            Leveraged Lease Documents


                  Attached are forms of the following Leveraged Documents:


                  1.  Participation Agreement (including Annex A - Definitions)

                  2.  Lease

                  3.  Trust Agreement

                  4.  Tax Indemnity Agreement

                  5.  Guarantee

                  6.  Purchase Agreement Assignment

                  7.  Consent and Agreement

                  8.  Mortgage and Equipment Notes

                                                                       Exhibit D


                         Single-Investor Lease Documents



                  Attached  are forms of the  following  Single  Investor  Lease
                  Documents:


                  1.  Participation Agreement (including Annex A - Definitions)

                  2.  Lease

                  3.  Trust Agreement

                  4.  Tax Indemnity Agreement

                  5.  Guarantee

                  6.  Purchase Agreement Assignment

                  7.  Consent and Agreement

                                                                       Exhibit E

                               Like Kind Exchange

The Owner Participant may elect, with respect to any of the Aircraft, to fund its equity investment pursuant to a like kind exchange arranged by the Owner Participant with a qualified intermediary. If such an election is made, the following new ss. 10.3 will be added to the applicable Participation Agreement:

         "10.3    Like Kind Exchange

                      Notwithstanding  anything to the contrary contained in any of the Operative Agreements, upon notice to Lessee, each of Owner Trustee's and Owner Participant's rights (but not any of its obligations other than the obligation to pay Owner Participant's Commitment for the Aircraft) under this Agreement to acquire the Aircraft may be assigned to [the Intermediary] in connection with a like kind exchange under Section 1031 of the Code and pursuant to the Like Kind Exchange Documents (as defined in Schedule 3 to this Agreement). Notwithstanding the first sentence of this
              Section 10.3, Owner Participant shall be responsible to make its Commitment available in accordance with the provisions of this Agreement if the Intermediary fails to make such Commitment available, and any such assignment shall not release Owner Participant or Owner Trustee from any of their respective obligations hereunder or under any other Operative Agreement. Any Lessor Lien attributable to the Intermediary shall be deemed attributable to Owner Participant for purposes of the Operative Agreements."

The Like Kind Exchange Documents will consist of the following:

     1. Assignment and Acceptance Replacement Property Contract, dated the Delivery Date, among Owner Participant, Owner Trustee and Intermediary.

     2. Notice of Assignment to Qualified Intermediary of Certain Rights in Participation Agreement and Purchase Agreement, dated the Delivery Date, from Owner Participant and Owner Trustee, with acknowledgment of receipt by Lessee, Manufacturer, Mortgagee and Loan Participant.

     3.   Direction  of  Title   Transfer  dated  the  Delivery  Date  from  the
Intermediary and acknowledged and agreed by Lessee and Manufacturer.

     4. Reassignment and Reacceptance Replacement Property Contract dated the Delivery Date among the Intermediary, Owner Participant and Owner Trustee, acknowledged by Lessee and Manufacturer.

The Owner Participant shall indemnify Lessee, on a net after-tax basis, against any obligation, liability, loss or expense (including legal fees) of any kind that Lessee pays or incurs as a result of any like-kind exchange described in this Exhibit E, and such like-kind exchange shall be excluded from the indemnity obligations of Lessee under the applicable transaction documents.

ATA shall not be required to adjust the timing of delivery of any Aircraft in order to permit GECC to effect any such like-kind exchange.

                                                                       Exhibit F


                          GE PURCHASE CONTRACT AIRCRAFT



                  The Purchase Agreement Assignment and the Consent and Agreement, as set forth in Exhibit D, with respect to the SIL Aircraft identified on Exhibit B as Aircraft under the GE Purchase Contract, shall be modified to reflect the fact that GECC, rather than ATA, is the purchaser under the GE Purchase Contract and will be the party assigning rights under that contract to the Owner Trustee, and references thereto in the Participation Agreement shall be modified accordingly.

                                                                       Exhibit G


                               Pricing Assumptions



                                                    SIL Transactions

                         Leveraged       ATA                 GE
Assumptions              Transactions    Purchase Contract   Purchase Contract

1.  Delivery Date                   (Confidential Material Omitted)

2.  Lessor's Cost
      ($ million)

3.  Transaction
    Expenses
    (% of Lessor's
    Cost)

4.  Basic Lease Term

5.  Tax Rate

(Confidential Material
Omitted)

7.  Foreign Source
       Usage

8.  Pricing Files

                                                                       Exhibit H


                                 Assumed Pricing


The Assumed Pricing consists of the following:

                  For the Leveraged Aircraft:

1.       Basic Rent Payments:

                         As set forth in Exhibit H-1

2.       Basic Rent Allocations:

                         As set forth in Exhibit H-2

                         (Confidential Material Omitted)

5.       Termination Values:

                         As set forth in Exhibit H-5

6.       Stipulated Loss Values:

                         Identical to Termination Values as set forth in Exhibit H-5

7.       EBO:

                         As set forth in Exhibit H-6



                  For the SIL Aircraft (GE Contract):

1.       Basic Rent Payments:

                         As set forth in Exhibit H-7

2.       Basic Rent Allocations:

                         As set forth in Exhibit H-8

3.       Termination Values:

                         As set forth in Exhibit H-9

4.       Stipulated Loss Values:

                         Identical to Termination Values as set forth in Exhibit H-9

5.       EBO:

                    As set forth in Exhibit H-10



                  For the SIL Aircraft (ATA Contract):

1.       Basic Rent Payments:

                         As set forth in Exhibit H-11

2.       Basic Rent Allocations:

                         As set forth in Exhibit H-12

3.       Termination Values:

                         As set forth in Exhibit H-13

4.       Stipulated Loss Values:

                         Identical to Termination Values as set forth in Exhibit H-13

5.       EBO:

                         As set forth in Exhibit H-14

                                                                     Exhibit H-1




              Rent Schedule in Percentages of Total Cost



       Rental Date                              Total Rent
                              (Confidential Material Omitted)
      Jun 15 2001
      Jul 15 2001
      Oct 15 2001
      Jan 15 2002
      Apr 15 2002
      Jul 15 2002
      Oct 15 2002
      Jan 15 2003
      Apr 15 2003
      Jul 15 2003
      Oct 15 2003
      Jan 15 2004
      Apr 15 2004
      Jul 15 2004
      Oct 15 2004
      Jan 15 2005
      Apr 15 2005
      Jul 15 2005
      Oct 15 2005
      Jan 15 2006
      Apr 15 2006
      Jul 15 2006
      Oct 15 2006
      Jan 15 2007
      Apr 15 2007
      Jul 15 2007
      Oct 15 2007
      Jan 15 2008
      Apr 15 2008
      Jul 15 2008
      Oct 15 2008
      Jan 15 2009
      Apr 15 2009
      Jul 15 2009
      Oct 15 2009
      Jan 15 2010
      Apr 15 2010
      Jul 15 2010
      Oct 15 2010
      Jan 15 2011
      Apr 15 2011
      Jul 15 2011
      Oct 15 2011
      Jan 15 2012
      Apr 15 2012
      Jul 15 2012
      Oct 15 2012
      Jan 15 2013
      Apr 15 2013
      Jul 15 2013
      Oct 15 2013
      Jan 15 2014
      Apr 15 2014
      Jul 15 2014
      Oct 15 2014
      Jan 15 2015
      Apr 15 2015
      Jul 15 2015
      Oct 15 2015
      Jan 15 2016
      Apr 15 2016
      Jul 15 2016
      Oct 15 2016
      Jan 15 2017
      Apr 15 2017
      Jul 15 2017
      Oct 15 2017
      Jan 15 2018
      Apr 15 2018
      Jul 15 2018
      Oct 15 2018
      Jan 15 2019
      Apr 15 2019
      Jul 15 2019
      Oct 15 2019
      Jan 15 2020
      Apr 15 2020
      Jul 15 2020
      Oct 15 2020
      Jan 15 2021
      Apr 15 2021
      Jun 15 2021

                                                                     Exhibit H-2



                                Allocation to Cash Rent Report


   Allocation Year    Allocation      Cash Rent             Cash Rent Date

        2001          (Confidential Material Omitted)         15-Jul-01
                                                              15-Oct-01
        2002                                                  15-Oct-01
                                                              15-Jan-02
                                                              15-Apr-02
        2003                                                  15-Apr-02
                                                              15-Jul-02
                                                              15-Oct-02
                                                              15-Jan-03
        2004                                                  15-Jan-03
                                                              15-Apr-03
                                                              15-Jul-03
                                                              15-Oct-03
                                                              15-Jan-04
        2005                                                  15-Jan-04
                                                              15-Apr-04
                                                              15-Jul-04
                                                              15-Oct-04
        2006                                                  15-Jan-05
                                                              15-Apr-05
                                                              15-Jul-05
                                                              15-Oct-05
        2007                                                  15-Jan-06
                                                              15-Apr-06
                                                              15-Jul-06
                                                              15-Oct-06
        2008                                                  15-Jan-07
                                                              15-Apr-07
                                                              15-Jul-07
                                                              15-Oct-07
        2009                                                  15-Jan-08
                                                              15-Apr-08
                                                              15-Jul-08
                                                              15-Oct-08
        2010                                                  15-Jan-09
                                                              15-Apr-09
                                                              15-Jul-09
                                                              15-Oct-09
        2011                                                  15-Jan-10
                                                              15-Apr-10
                                                              15-Jul-10
                                                              15-Oct-10
        2012                                                  15-Jan-11
                                                              15-Apr-11
                                                              15-Jul-11
                                                              15-Oct-11
        2013                                                  15-Jan-12
                                                              15-Apr-12
                                                              15-Jul-12
                                                              15-Oct-12
        2014                                                  15-Jan-13
                                                              15-Apr-13
                                                              15-Jul-13
                                                              15-Oct-13
        2015                                                  15-Jan-14
                                                              15-Apr-14
                                                              15-Jul-14
                                                              15-Oct-14
        2016                                                  15-Jan-15
                                                              15-Apr-15
                                                              15-Jul-15
                                                              15-Oct-15
        2017                                                  15-Jan-16
                                                              15-Apr-16
                                                              15-Jul-16
                                                              15-Oct-16
        2018                                                  15-Jan-17
                                                              15-Apr-17
                                                              15-Jul-17
                                                              15-Oct-17
        2019                                                  15-Jan-18
                                                              15-Apr-18
                                                              15-Jul-18
                                                              15-Oct-18
        2020                                                  15-Jan-19
                                                              15-Apr-19
                                                              15-Jul-19
                                                              15-Oct-19
        2021                                                  15-Jan-20
                                                              15-Apr-20
                                                              15-Jul-20
                                                              15-Oct-20
                                                              15-Jan-21
                                                              15-Apr-21

                                                                     Exhibit H-3
                                   (Confidential Material Omitted)

                                                                      Exhibt H-4

                                   (Confidential Material Omitted

                                                                     Exhibit H-5

                                               Termination Values

        Date              TV           Rent Adjustment      Net TV

Jun 15 2001      (Confidential Material Omitted)
Jul 15 2001
Oct 15 2001
Jan 15 2002
Apr 15 2002
Jul 15 2002
Oct 15 2002
Jan 15 2003
Apr 15 2003
Jul 15 2003
Oct 15 2003
Jan 15 2004
Apr 15 2004
Jul 15 2004
Oct 15 2004
Jan 15 2005
Apr 15 2005
Jul 15 2005
Oct 15 2005
Jan 15 2006
Apr 15 2006
Jul 15 2006
Oct 15 2006
Jan 15 2007
Apr 15 2007
Jul 15 2007
Oct 15 2007
Jan 15 2008
Apr 15 2008
Jul 15 2008
Oct 15 2008
Jan 15 2009
Apr 15 2009
Jul 15 2009
Oct 15 2009
Jan 15 2010
Apr 15 2010
Jul 15 2010
Oct 15 2010
Jan 15 2011
Apr 15 2011
Jul 15 2011
Oct 15 2011
Jan 15 2012
Apr 15 2012
Jul 15 2012
Oct 15 2012
Jan 15 2013
Apr 15 2013
Jul 15 2013
Oct 15 2013
Jan 15 2014
Apr 15 2014
Jul 15 2014
Oct 15 2014
Jan 15 2015
Apr 15 2015
Jul 15 2015
Oct 15 2015
Jan 15 2016
Apr 15 2016
Jul 15 2016
Oct 15 2016
Jan 15 2017
Apr 15 2017
Jul 15 2017
Oct 15 2017
Jan 15 2018
Apr 15 2018
Jul 15 2018
Oct 15 2018
Jan 15 2019
Apr 15 2019
Jul 15 2019
Oct 15 2019
Jan 15 2020
Apr 15 2020
Jul 15 2020
Oct 15 2020
Jan 15 2021
Apr 15 2021
Jun 15 2021

                                                                    Exhibit H-6



   EBO Amount


       EBO            EBO Price         Rent Adjustment          EBO Amount*
  Payment Date      (Percentage of       (Percentage of        (Percentage of
                    Lessor's Cost)       Lessor's Cost)        Lessor's Cost)

(Confidential Material Omitted)

                                                                     Exhibit H-7



 Rent Schedule in Percentages of Total Cost


                      Rental Date                             Total Rent

                      Jun 15 2001          (Confidential Material Omitted)
                      Jul 15 2001
                      Oct 15 2001
                      Jan 15 2002
                      Apr 15 2002
                      Jul 15 2002
                      Oct 15 2002
                      Jan 15 2003
                      Apr 15 2003
                      Jul 15 2003
                      Oct 15 2003
                      Jan 15 2004
                      Apr 15 2004
                      Jul 15 2004
                      Oct 15 2004
                      Jan 15 2005
                      Apr 15 2005
                      Jul 15 2005
                      Oct 15 2005
                      Jan 15 2006
                      Apr 15 2006
                      Jul 15 2006
                      Oct 15 2006
                      Jan 15 2007
                      Apr 15 2007
                      Jul 15 2007
                      Oct 15 2007
                      Jan 15 2008
                      Apr 15 2008
                      Jul 15 2008
                      Oct 15 2008
                      Jan 15 2009
                      Apr 15 2009
                      Jul 15 2009
                      Oct 15 2009
                      Jan 15 2010
                      Apr 15 2010
                      Jul 15 2010
                      Oct 15 2010
                      Jan 15 2011
                      Apr 15 2011
                      Jul 15 2011
                      Oct 15 2011
                      Jan 15 2012
                      Apr 15 2012
                      Jul 15 2012
                      Oct 15 2012
                      Jan 15 2013
                      Apr 15 2013
                      Jul 15 2013
                      Oct 15 2013
                      Jan 15 2014
                      Apr 15 2014
                      Jul 15 2014
                      Oct 15 2014
                      Jan 15 2015
                      Apr 15 2015
                      Jul 15 2015
                      Oct 15 2015
                      Jan 15 2016
                      Apr 15 2016
                      Jul 15 2016
                      Oct 15 2016
                      Jan 15 2017
                      Apr 15 2017
                      Jul 15 2017
                      Oct 15 2017
                      Jan 15 2018
                      Apr 15 2018
                      Jul 15 2018
                      Oct 15 2018
                      Jan 15 2019
                      Apr 15 2019
                      Jul 15 2019
                      Oct 15 2019
                      Jan 15 2020
                      Apr 15 2020
                      Jul 15 2020
                      Oct 15 2020
                      Jan 15 2021
                      Apr 15 2021
                      Jun 15 2021

                                                                     Exhibit H-8



 Allocation to Cash Rent Report


  Allocation   Allocation    Cash Rent                Cash Rent Date
     Year
               (Confidential Material Omitted)
 2001                                                   15-Jul-01
                                                        15-Oct-01
 2002                                                   15-Oct-01
                                                        15-Jan-02
 2003                                                   15-Jan-02
                                                        15-Apr-02
                                                        15-Jul-02
                                                        15-Oct-02
                                                        15-Jan-03
 2004                                                   15-Jan-03
                                                        15-Apr-03
                                                        15-Jul-03
                                                        15-Oct-03
                                                        15-Jan-04
 2005                                                   15-Jan-04
                                                        15-Apr-04
                                                        15-Jul-04
                                                        15-Oct-04
                                                        15-Jan-05
 2006                                                   15-Jan-05
                                                        15-Apr-05
                                                        15-Jul-05
                                                        15-Oct-05
                                                        15-Jan-06
 2007                                                   15-Jan-06
                                                        15-Apr-06
                                                        15-Jul-06
                                                        15-Oct-06
 2008                                                   15-Jan-07
                                                        15-Apr-07
                                                        15-Jul-07
                                                        15-Oct-07
 2009                                                   15-Jan-08
                                                        15-Apr-08
                                                        15-Jul-08
                                                        15-Oct-08
 2010                                                   15-Jan-09
                                                        15-Apr-09
                                                        15-Jul-09
                                                        15-Oct-09
 2011                                                   15-Jan-10
                                                        15-Apr-10
                                                        15-Jul-10
                                                        15-Oct-10
 2012                                                   15-Jan-11
                                                        15-Apr-11
                                                        15-Jul-11
                                                        15-Oct-11
 2013                                                   15-Jan-12
                                                        15-Apr-12
                                                        15-Jul-12
                                                        15-Oct-12
 2014                                                   15-Jan-13
                                                        15-Apr-13
                                                        15-Jul-13
                                                        15-Oct-13
 2015                                                   15-Jan-14
                                                        15-Apr-14
                                                        15-Jul-14
                                                        15-Oct-14
 2016                                                   15-Jan-15
                                                        15-Apr-15
                                                        15-Jul-15
                                                        15-Oct-15
 2017                                                   15-Jan-16
                                                        15-Apr-16
                                                        15-Jul-16
                                                        15-Oct-16
 2018                                                   15-Jan-17
                                                        15-Apr-17
                                                        15-Jul-17
                                                        15-Oct-17
 2019                                                   15-Jan-18
                                                        15-Apr-18
                                                        15-Jul-18
                                                        15-Oct-18
 2020                                                   15-Jan-19
                                                        15-Apr-19
                                                        15-Jul-19
                                                        15-Oct-19
 2021                                                   15-Jan-20
                                                        15-Apr-20
                                                        15-Jul-20
                                                        15-Oct-20
                                                        15-Jan-21
                                                        15-Apr-21

                                                                       Exhibit 9



     Termination Values


     Date            TV               Rent Adjustment         Net TV

Jun 15 2001                   (Confidential Material Omitted)
Jul 15 2001
Oct 15 2001
Jan 15 2002
Apr 15 2002
Jul 15 2002
Oct 15 2002
Jan 15 2003
Apr 15 2003
Jul 15 2003
Oct 15 2003
Jan 15 2004
Apr 15 2004
Jul 15 2004
Oct 15 2004
Jan 15 2005
Apr 15 2005
Jul 15 2005
Oct 15 2005
Jan 15 2006
Apr 15 2006
Jul 15 2006
Oct 15 2006
Jan 15 2007
Apr 15 2007
Jul 15 2007
Oct 15 2007
Jan 15 2008
Apr 15 2008
Jul 15 2008
Oct 15 2008
Jan 15 2009
Apr 15 2009
Jul 15 2009
Oct 15 2009
Jan 15 2010
Apr 15 2010
Jul 15 2010
Oct 15 2010
Jan 15 2011
Apr 15 2011
Jul 15 2011
Oct 15 2011
Jan 15 2012
Apr 15 2012
Jul 15 2012
Oct 15 2012
Jan 15 2013
Apr 15 2013
Jul 15 2013
Oct 15 2013
Jan 15 2014
Apr 15 2014
Jul 15 2014
Oct 15 2014
Jan 15 2015
Apr 15 2015
Jul 15 2015
Oct 15 2015
Jan 15 2016
Apr 15 2016
Jul 15 2016
Oct 15 2016
Jan 15 2017
Apr 15 2017
Jul 15 2017
Oct 15 2017
Jan 15 2018
Apr 15 2018
Jul 15 2018
Oct 15 2018
Jan 15 2019
Apr 15 2019
Jul 15 2019
Oct 15 2019
Jan 15 2020
Apr 15 2020
Jul 15 2020
Oct 15 2020
Jan 15 2021
Apr 15 2021
Jun 15 2021

                                                                    Exhibit H-10

                                   EBO Amount


      EBO            EBO Price          Rent Adjustment         EBO Amount*
 Payment Date      (Percentage of       (Percentage of         (Percentage of
                   Lessor's Cost)       Lessor's Cost)         Lessor's Cost)

(Confidential Material Omitted)

                                                                    Exhibit H-11

                        Rent Schedule in Percentages of Total Cost


                      Rental Date                            Total Rent

                      Jun 15 2001            (Confidential Material Omitted)
                      Jul 15 2001
                      Oct 15 2001
                      Jan 15 2002
                      Apr 15 2002
                      Jul 15 2002
                      Oct 15 2002
                      Jan 15 2003
                      Apr 15 2003
                      Jul 15 2003
                      Oct 15 2003
                      Jan 15 2004
                      Apr 15 2004
                      Jul 15 2004
                      Oct 15 2004
                      Jan 15 2005
                      Apr 15 2005
                      Jul 15 2005
                      Oct 15 2005
                      Jan 15 2006
                      Apr 15 2006
                      Jul 15 2006
                      Oct 15 2006
                      Jan 15 2007
                      Apr 15 2007
                      Jul 15 2007
                      Oct 15 2007
                      Jan 15 2008
                      Apr 15 2008
                      Jul 15 2008
                      Oct 15 2008
                      Jan 15 2009
                      Apr 15 2009
                      Jul 15 2009
                      Oct 15 2009
                      Jan 15 2010
                      Apr 15 2010
                      Jul 15 2010
                      Oct 15 2010
                      Jan 15 2011
                      Apr 15 2011
                      Jul 15 2011
                      Oct 15 2011
                      Jan 15 2012
                      Apr 15 2012
                      Jul 15 2012
                      Oct 15 2012
                      Jan 15 2013
                      Apr 15 2013
                      Jul 15 2013
                      Oct 15 2013
                      Jan 15 2014
                      Apr 15 2014
                      Jul 15 2014
                      Oct 15 2014
                      Jan 15 2015
                      Apr 15 2015
                      Jul 15 2015
                      Oct 15 2015
                      Jan 15 2016
                      Apr 15 2016
                      Jul 15 2016
                      Oct 15 2016
                      Jan 15 2017
                      Apr 15 2017
                      Jul 15 2017
                      Oct 15 2017
                      Jan 15 2018
                      Apr 15 2018
                      Jul 15 2018
                      Oct 15 2018
                      Jan 15 2019
                      Apr 15 2019
                      Jul 15 2019
                      Oct 15 2019
                      Jan 15 2020
                      Apr 15 2020
                      Jul 15 2020
                      Oct 15 2020
                      Jan 15 2021
                      Apr 15 2021
                      Jun 15 2021



                                                                    Exhibit H-12



                      Allocation to Cash Rent Report


   Allocation Year     Allocation            Cash Rent       Cash Rent Date
                       (Confidential Material Omitted)

         2001                                                     15-Jul-01
                                                                  15-Oct-01
         2002                                                     15-Oct-01
                                                                  15-Jan-02
         2003                                                     15-Jan-02
                                                                  15-Apr-02
                                                                  15-Jul-02
                                                                  15-Oct-02
                                                                  15-Jan-03
         2004                                                     15-Jan-03
                                                                  15-Apr-03
                                                                  15-Jul-03
                                                                  15-Oct-03
                                                                  15-Jan-04
         2005                                                     15-Jan-04
                                                                  15-Apr-04
                                                                  15-Jul-04
                                                                  15-Oct-04
                                                                  15-Jan-05
         2006                                                     15-Jan-05
                                                                  15-Apr-05
                                                                  15-Jul-05
                                                                  15-Oct-05
                                                           )      15-Jan-06
         2007                                                     15-Jan-06
                                                                  15-Apr-06
                                                                  15-Jul-06
                                                                  15-Oct-06
         2008                                                     15-Jan-07
                                                                  15-Apr-07
                                                                  15-Jul-07
                                                                  15-Oct-07
         2009                                                     15-Jan-08
                                                                  15-Apr-08
                                                                  15-Jul-08
                                                                  15-Oct-08
         2010                                                     15-Jan-09
                                                                  15-Apr-09
                                                                  15-Jul-09
                                                                  15-Oct-09
         2011                                                     15-Jan-10
                                                                  15-Apr-10
                                                                  15-Jul-10
                                                                  15-Oct-10
         2012                                                     15-Jan-11
                                                                  15-Apr-11
                                                                  15-Jul-11
                                                                  15-Oct-11
         2013                                                     15-Jan-12
                                                                  15-Apr-12
                                                                  15-Jul-12
                                                                  15-Oct-12
         2014                                                     15-Jan-13
                                                                  15-Apr-13
                                                                  15-Jul-13
                                                                  15-Oct-13
         2015                                                     15-Jan-14
                                                                  15-Apr-14
                                                                  15-Jul-14
                                                                  15-Oct-14
         2016                                                     15-Jan-15
                                                                  15-Apr-15
                                                                  15-Jul-15
                                                                  15-Oct-15
         2017                                                     15-Jan-16
                                                                  15-Apr-16
                                                                  15-Jul-16
                                                                  15-Oct-16
         2018                                                     15-Jan-17
                                                                  15-Apr-17
                                                                  15-Jul-17
                                                                  15-Oct-17
         2019                                                     15-Jan-18
                                                                  15-Apr-18
                                                                  15-Jul-18
                                                                  15-Oct-18
         2020                                                     15-Jan-19
                                                                  15-Apr-19
                                                                  15-Jul-19
                                                                  15-Oct-19
         2021                                                     15-Jan-20
                                                                  15-Apr-20
                                                                  15-Jul-20
                                                                  15-Oct-20
                                                                  15-Jan-21
                                                                  15-Apr-21

                                                                    Exhibit H-13



                        Termination Values


     Date             TV          Rent Adjustment        Net TV

Jun 15 2001           (Confidential Material Omitted)

Jul 15 2001
Oct 15 2001
Jan 15 2002
Apr 15 2002
Jul 15 2002
Oct 15 2002
Jan 15 2003
Apr 15 2003
Jul 15 2003
Oct 15 2003
Jan 15 2004
Apr 15 2004
Jul 15 2004
Oct 15 2004
Jan 15 2005
Apr 15 2005
Jul 15 2005
Oct 15 2005

Jan 15 2006
Apr 15 2006
Jul 15 2006
Oct 15 2006
Jan 15 2007
Apr 15 2007
Jul 15 2007
Oct 15 2007
Jan 15 2008
Apr 15 2008
Jul 15 2008
Oct 15 2008
Jan 15 2009
Apr 15 2009
Jul 15 2009
Oct 15 2009
Jan 15 2010
Apr 15 2010
Jul 15 2010
Oct 15 2010
Jan 15 2011
Apr 15 2011

Jul 15 2011
Oct 15 2011
Jan 15 2012
Apr 15 2012
Jul 15 2012
Oct 15 2012
Jan 15 2013
Apr 15 2013
Jul 15 2013
Oct 15 2013
Jan 15 2014
Apr 15 2014
Jul 15 2014
Oct 15 2014
Jan 15 2015
Apr 15 2015
Jul 15 2015
Oct 15 2015
Jan 15 2016
Apr 15 2016
Jul 15 2016
Oct 15 2016
Jan 15 2017
Apr 15 2017
Jul 15 2017
Oct 15 2017
Jan 15 2018
Apr 15 2018
Jul 15 2018
Oct 15 2018
Jan 15 2019
Apr 15 2019
Jul 15 2019
Oct 15 2019
Jan 15 2020
Apr 15 2020
Jul 15 2020
Oct 15 2020
Jan 15 2021
Apr 15 2021
Jun 15 2021

                                                                    Exhibit H-14




                                   EBO Amount


      EBO            EBO Price          Rent Adjustment         EBO Amount*
 Payment Date      (Percentage of       (Percentage of         (Percentage of
                   Lessor's Cost)       Lessor's Cost)         Lessor's Cost)

(Confidential Material Omitted)







                        PARTICIPATION AGREEMENT N___AT

                           dated as of __________, 200_

                                      among

                            AMERICAN TRANS AIR, INC.,
                                     Lessee,

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                               Owner Participant,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
          NOT IN ITS INDIVIDUAL CAPACITY EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS OWNER TRUSTEE, Owner Trustee,

                                       and

     WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS MORTGAGEE, SUBORDINATION AGENT UNDER THE INTERCREDITOR AGREEMENT, AND PASS-THROUGH TRUSTEE UNDER EACH OF THE PASS-THROUGH TRUST AGREEMENTS, Mortgagee and Loan Participant



     One Boeing model 737-800 aircraft bearing manufacturer's serial no. _____ and U.S. registration no. N___AT

                                    CONTENTS


          1. DEFINITIONS AND CONSTRUCTION......................................2

          2. PARTICIPATION IN LESSOR'S COST; ISSUANCE OF EQUIPMENT NOTES; .....2
           TERMINATION OF OBLIGATION TOPARTICIPATE
          2.1 Participation in Lessor's Cost...................................2
            2.2 Nature of Obligations of Participants..........................3
            2.3 Termination of Obligation to Participate.......................3

          3. LEASE OF AIRCRAFT.................................................3

          4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST;
          POSTPONEMENT OF SCHEDULED DELIVERY DATE..............................4
            4.1 Notices of Scheduled Delivery Date.............................4
            4.2 Payment of Lessor's Cost.......................................4
            4.3 Postponement of Scheduled Delivery Date........................5
            4.4 Closing........................................................5

          5. CLOSING CONDITIONS................................................5
            5.1 Conditions to Participants'Obligations.........................6
            5.2 Conditions to Owner Trustee's Obligations.....................11
            5.3 Conditions to Mortgagee's Obligations.........................12
            5.4 Conditions to Lessee's Obligations............................12
            5.5 Post-Registration Opinion.....................................13

          6. REPRESENTATIONS AND WARRANTIES............... ...................13
            6.1 Lessee's Representations and Warranties.......................13
            6.2 Owner Participant's Representations and Warranties............17
            6.3 FSB's Representations and Warranties..........................20
            6.4 WTC's Representations and Warranties..........................22

          7. COVENANTS........................................................25
            7.1 Lessee's Covenants............................................25
            7.2 Owner Participant's Covenants.................................27
            7.3 FSB's and Owner Trustee's Covenants...........................30
            7.4 WTC's Covenants...............................................32
            7.5 Note Holders'Covenants........................................33
            7.6 Other Agreements..............................................34

          8. CONFIDENTIALITY..................................................41

           9. INDEMNIFICATION AND EXPENSES....................................42
            9.1 General Indemnity.............................................42
            9.2 Expenses......................................................49
            9.3 General Tax Indemnity.........................................50
            9.4 Payments......................................................61
            9.5 Interest......................................................62
            9.6 Benefit of Indemnities........................................62

          10. ASSIGNMENT OR TRANSFER OF INTERESTS.............................62
            10.1 Participants, Owner Trustee, and Note Holders....... ........62
            10.2 Effect of Transfer...........................................64

          11. RE-FUNDING AND CERTAIN OTHER MATTERS............................65
            11.1 Re-Funding Generally.........................................65
            11.2 Limitations on Obligation to Refund..........................67
            11.3 Execution of Facilitating Documents..........................68
            11.4 ERISA........................................................68
            11.5 Consent to Optional Redemptions..............................68
            11.6 Lessee's Assumption of Equipment Notes.......................68

          12. SECTION 1110....................................................72

          13. CHANGE OF CITIZENSHIP...........................................72
            13.1 Generally....................................................72
            13.2 Owner Participant............................................72
            13.3 Owner Trustee................................................73
            13.4 Mortgagee....................................................73

          14. CONCERNING OWNER TRUSTEE........................................73

          15. MISCELLANEOUS...................................................74
            15.1 Amendments...................................................74
            15.2 Severability.................................................74
            15.3 Survival.....................................................74
            15.4 Reproduction of Documents....................................74
            15.5 Counterparts.................................................75
            15.6 No Waiver....................................................75
            15.7 Notices......................................................75
            15.8 Governing Law; Submission to Jurisdiction; Venue... .........76
            15.9 Third-Party Beneficiary......................................77
            15.10 Entire Agreement............................................77
            15.11 Further Assurances..........................................77

          ANNEX A        Definitions

          SCHEDULE 1     Accounts; Addresses
          SCHEDULE 2     Commitments
          SCHEDULE 3     Certain Terms


          EXHIBIT A      Opinion of special  counsel to Lessee
          EXHIBIT B      Opinion of  corporate counsel  to  Lessee
          EXHIBIT C      Opinion  of  corporate   counsel  to  Airframe
                         Manufacturer Trustee
          EXHIBIT D      Opinion of special counsel to Owner
          EXHIBIT E      Opinion of special counsel to Mortgagee and Loan
                         Participants
          EXHIBIT F      Opinion of special counsel to Owner Participant
          EXHIBIT G      Opinion of FAA Counsel
          EXHIBIT H      Opinion of corporate counsel to Owner Participant
          EXHIBIT I      Form of Assignment and Assumption Agreement
          EXHIBIT J      Form of Owner Participant Guaranty

                         PARTICIPATION AGREEMENT N___AT

     This Participation Agreement N___AT (this "AGREEMENT"), dated as of __________, 200_, is entered into by and among (1) American Trans Air, Inc. ("LESSEE"), an Indiana corporation, (2) General Electric Capital Corporation ("OWNER PARTICIPANT"), a New York corporation, (3) First Security Bank, National Association, a national banking association, not in its individual capacity (except as expressly provided herein), but solely as Owner Trustee (in its capacity as Owner Trustee, "OWNER TRUSTEE" or "LESSOR", and in its individual capacity, "FSB"), (4) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity (except as expressly provided herein), but solely as mortgagee (in its capacity as Mortgagee, "MORTGAGEE", and in its individual capacity, "WTC"), (5) Wilmington Trust Company, not in its individual capacity (except as expressly provided herein) but solely as trustee under each of the Pass-Through Trust Agreements (each, a "PASS-THROUGH TRUSTEE"), and (6) Wilmington Trust Company, not in its individual capacity (except as expressly provided herein), but solely as subordination agent under the Intercreditor Agreement ("SUBORDINATION AGENT").

     RECITALS

     A...........Owner   Participant   and  FSB  are  entering  into  the  Trust
Agreement, pursuant to which Owner Trustee agrees to hold the Trust Estate for the use and benefit of Owner Participant.

     B...........Lessee  and  Airframe  Manufacturer  entered  into the Purchase
Agreement, pursuant to which Airframe Manufacturer agreed to manufacture certain aircraft (including the Aircraft) and sell them to Lessee, and Lessee agreed to buy certain aircraft (including the Aircraft) from Airframe Manufacturer.

     C...........Seller  will sell the Aircraft to Owner Trustee pursuant to the terms of this Participation Agreement.

     D...........Lessee  and  Owner  Trustee  are  entering  into  the  Purchase
Agreement Assignment and the Engine Manufacturer Warranty Agreement, pursuant to which Lessee assigns to Owner Trustee certain of Lessee's rights under the Purchase Agreement and the Engine Manufacturer Warranty Agreement.

     E...........Pursuant  to each of the Pass-Through Trust Agreements,  on the
Issuance Date, the Pass-Through Trusts were created and the Pass-Through Certificates were issued and sold.

     F...........Pursuant  to the Note  Purchase  Agreement,  each  Pass-Through
Trustee agreed to use a portion of the proceeds from the issuance and sale of the Pass-Through Certificates issued by each Pass-Through Trust to purchase from Owner Trustee, on behalf of the related Pass-Through Trust, the Equipment Note bearing the same interest rate as the Pass-Through Certificates issued by such Pass-Through Trust.

     G...........Owner  Trustee and Mortgagee are entering into the Mortgage for the benefit of the Note Holders, pursuant to which Owner Trustee agrees (1) to issue Equipment Notes, in the amounts and otherwise as provided in the Mortgage, the proceeds of which will be used to pay a portion of Lessor's Cost, and (2) to mortgage, pledge, and assign to Mortgagee all of Owner Trustee's right, title, and interest in the Collateral to secure the Secured Obligations, including Owner Trustee's obligations under the Equipment Notes.

     H...........Lessor  and Lessee are  entering  into the Lease,  pursuant  to which Lessor is leasing the Aircraft to Lessee and Lessee is leasing the Aircraft from Lessor.

     I...........The  parties  to  this  Agreement  want  to set  forth  in this
Agreement the terms and conditions upon and subject to which the foregoing transactions shall be effected.

     The parties hereto agree as follows:

     1. DEFINITIONS AND CONSTRUCTION

     The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Agreement. Annex A also contains rules of usage that control construction in this Agreement.

     2. PARTICIPATION IN LESSOR'S COST; ISSUANCE OF EQUIPMENT NOTES; TERMINATION OF OBLIGATION TO PARTICIPATE

     2.1 PARTICIPATION IN LESSOR'S COST

     Subject to the terms and conditions of this Agreement, on the Delivery Date, Owner Participant and each Pass-Through Trustee shall participate in the payment of Lessor's Cost as follows: (a) Owner Participant shall finance, in part, Owner Trustee's payment of Lessor's Cost for the Aircraft by making an equity investment in the beneficial ownership of the Aircraft in the amount in Dollars equal to Owner Participant's Percentage multiplied by Lessor's Cost; and
(b) each Pass-Through Trustee shall make a non-recourse secured loan to Owner Trustee to finance, in part, Owner Trustee's payment of Lessor's Cost in the amount in Dollars equal to such Pass-Through Trustee's PTT Percentage multiplied by Lessor's Cost, such loan to be evidenced by one or more Equipment Notes, dated the Delivery Date, issued to Subordination Agent as the registered holder on behalf of each such Pass-Through Trustee for the related Pass-Through Trust by Owner Trustee in accordance with this Agreement and the Mortgage, in an aggregate principal amount equal to the Commitment of each such Pass-Through Trustee.

     2.2 NATURE OF OBLIGATIONS OF PARTICIPANTS

     The obligations hereunder of each Participant are several, and not joint, and a Participant shall have no obligation to make available to Owner Trustee any portion of any amount not paid hereunder by any other Participant. The failure by any Participant to perform its obligations hereunder shall not affect the obligations of Lessee toward any other Participant, except to the extent provided in ss. 5.4.

     2.3 TERMINATION OF OBLIGATION TO PARTICIPATE

     NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IF THE CLOSING DOES NOT OCCUR ON OR BEFORE THE COMMITMENT TERMINATION DATE, THE COMMITMENT OF EACH PARTICIPANT AND ITS OBLIGATION TO PARTICIPATE IN THE PAYMENT OF LESSOR'S COST SHALL EXPIRE AND BE OF NO FURTHER FORCE AND EFFECT; PROVIDED, THAT THE LIABILITY OF ANY PARTICIPANT THAT HAS DEFAULTED IN THE PAYMENT OF ITS COMMITMENT SHALL NOT BE RELEASED.



     3. LEASE OF AIRCRAFT

     Subject to the terms and conditions of this Agreement, concurrently with the issuance of the Equipment Notes on the Delivery Date, Owner Trustee shall purchase and accept delivery of the Aircraft from Seller under and pursuant to the Purchase Agreement and the Purchase Agreement Assignment, and thereupon Owner Trustee shall lease the Aircraft to Lessee, and Lessee shall lease the Aircraft from Owner Trustee, under the Lease.

     4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST; POSTPONEMENT OF SCHEDULED DELIVERY DATE

     4.1 NOTICES OF SCHEDULED DELIVERY DATE

     Without limiting its obligations to the Loan Participant under ss. 1(b) of the Note Purchase Agreement, Lessee agrees to give Participants, Owner Trustee, and Mortgagee at least one Business Day's written notice of the Scheduled Delivery Date, which notice shall set forth Lessor's Cost and the amount of each Participant's Commitment. Each Participant agrees that making its Commitment available shall constitute a waiver of such notice. Owner Trustee and Mortgagee shall be deemed to have waived such notice if WTC receives from each Participant funds in the full amount of its respective Commitment.

     4.2 PAYMENT OF LESSOR'S COST

     (a).........Each Participant agrees, subject to the terms and conditions of this Agreement, to make the Dollar amount of its respective Commitment available, by wire transfer of immediately available funds to WTC's account at Wilmington Trust Company, ABA No. __________, account no. __________, reference American Trans Air, Inc. Lease N5__AT, at or before 12:00 noon, New York City time, on the Scheduled Delivery Date. All such funds made available by each Participant to WTC shall, until payment thereof to Seller as provided in ss. 4.2(b)(2) or return thereof to the respective Participant as provided in ss. 4.3.2, be held by WTC in trust for the benefit of the respective Participant, as the sole and exclusive property of the respective Participant and not as part of the Trust Estate or the Collateral.

     (b).........Subject to the satisfaction, or waiver by the applicable party, of the conditions precedent set forth in ss. 5, and simultaneously with the receipt by the parties hereto of all amounts to be paid to them on the Delivery Date pursuant to this ss. 4.2, Owner Trustee shall:

     (1) purchase, take title to, and accept delivery of the Aircraft;

     (2) in consideration of the transfer of title to the Aircraft to Owner Trustee, direct WTC to pay, from the funds made available to WTC hereunder by the Participants, all of the Commitments of the Participants to Seller, which payments in the aggregate shall be equal to Lessor's Cost, by wire transfer of immediately available funds to Seller's account set forth in Schedule 1 or as otherwise directed by Seller;

     (3) execute an application for registration of the Aircraft with the FAA;

     (4) execute the Mortgage and issue the Equipment Notes to Subordination Agent in accordance withss. 2.1(b);

     (5) lease the Aircraft to Lessee pursuant to the Lease; and

     (6) take such other action as may be required to be taken by Owner Trustee on the Delivery Date by the terms of any Operative Agreement.

     4.3 POSTPONEMENT OF SCHEDULED DELIVERY DATE

     4.3.1 POSTPONEMENT

     If for any reason whatsoever the Closing is not consummated on the Scheduled Delivery Date, Lessee may, subject to the provisions of 1(e) of the Note Purchase Agreement, by telephonic notice, given by 5:00 p.m. New York City time (such telephonic notice to be promptly confirmed in writing by personal delivery or facsimile) on the Scheduled Delivery Date, to each Participant, Owner Trustee, and Mortgagee, designate a Delayed Delivery Date, in which case Owner Participant will keep its funds available, and each Loan Participant shall comply with its obligations under ss. 5.01 of each applicable Pass-Through Trust Agreement.

     4.3.2 RETURN OF FUNDS

     WTC shall promptly return to each Participant that makes funds available to it in accordance with ss. 4.2(a) such funds, together with interest or income earned thereon, if the Closing fails to occur on the Scheduled Delivery Date, PROVIDED, that any such funds made available by the Loan Participant shall be returned on such Scheduled Delivery Date.

     4.4 CLOSING

     The Closing shall occur at the offices of Troutman Sanders LLP, 5200 Bank of America Plaza, Atlanta, GA (with a set of Operative Agreements also being delivered in New York City), or such other place as the parties shall agree.

     5. CLOSING CONDITIONS

     5.1 CONDITIONS TO PARTICIPANTS' OBLIGATIONS

     Each Participant's obligation to make the Dollar amount of its Commitment available for payment as directed by Owner Trustee on the Delivery Date is subject to the satisfaction or such Participant's waiver, on or before the Delivery Date, of the conditions in this ss. 5.1; PROVIDED, that it shall not be a condition to the obligation of any Participant that any document be produced or action taken that is to be produced or taken by such Participant or by a Person within such Participant's control; PROVIDED, FURTHER, that ss. 5.1.2 (a),
(m), and (u)(8) shall not be conditions to the Loan Participants' obligations and ss. 5.1.15 and ss. 5.1.16 shall not be conditions to Owner Participant's obligations.

     5.1.1 NOTICE

     Such Participant received the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.1.2 DELIVERY OF DOCUMENTS

     Except as otherwise provided in this ss. 5.1.2, such Participant receives executed counterparts of the following documents, and such counterparts (x) have been duly authorized, executed, and delivered by the party or parties thereto,
(y) are reasonably  satisfactory in form and substance to such Participant,  and
(z) are in full force and effect:

     (a) the Lease (Mortgagee to receive the sole executed chattel paper original thereof);

     (b) the Tax Indemnity Agreement; PROVIDED, that only Owner Participant and Lessee shall receive copies of the Tax Indemnity Agreement;

     (c) the Trust Agreement;

     (d) the Mortgage;

     (e) the Purchase Agreement Assignment;

     (f)  the  Consent  and  Agreement  and  the  Engine  Manufacturer  Warranty
Agreement;

     (g) the Equipment Notes dated the Delivery Date; PROVIDED, that only the Subordination Agent shall receive the authenticated Equipment Notes;

     (h) an excerpted copy of the Purchase Agreement to the extent relating to Airframe Manufacturer's or Engine Manufacturer's warranties or related obligations or any right in the Purchase Agreement assigned to Owner Trustee pursuant to the Purchase Agreement Assignment; PROVIDED, that only Owner Trustee and Mortgagee shall receive copies of such agreement (copies of which may be inspected by Participants and their respective special counsel on the Delivery Date, but after the Delivery Date such copies shall be retained by Owner Trustee and Mortgagee and may be inspected and reviewed by Owner Participant or Loan Participant or their counsel if and only if a Lease Default exists);

     (i) the Bills of Sale;

     (j) the Guarantee;

     (k) an invoice from Seller specifying the amount due to Seller in respect of the Aircraft, which amount shall equal Lessor's Cost of the Aircraft;

     (l) the broker's report and insurance certificates required byss. 11 of the Lease;

     (m) an appraisal or appraisals from an Appraiser, which appraisal or appraisals shall be reasonably satisfactory in form and substance to Owner Participant; PROVIDED, that only Owner Participant shall receive copies of such appraisal(s);

     (n) (1) a copy of Lessee's articles of incorporation, by-laws, and resolutions, in each case certified as of the Delivery Date by the Secretary or an Assistant Secretary of Lessee, duly authorizing Lessee's execution, delivery, and performance of the Lessee Operative Agreements required to be executed and delivered by Lessee on or before the Delivery Date in accordance with the provisions hereof and thereof; (2) a copy of Guarantor's articles of incorporation, by-laws, and resolutions, in each case certified as of the Delivery Date by the Secretary or an Assistant Secretary of Guarantor, duly authorizing Guarantor's execution, delivery, and performance of the Guarantee;
(3) incumbency certificates of Lessee, Guarantor, Owner Participant, FSB, and WTC as to the person(s) authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (4) copies of the certificate or articles of incorporation, by-laws, and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, FSB, and WTC, certified as of the Delivery Date by the Secretary or an Assistant or Attesting Secretary of Owner Participant, FSB, and WTC, respectively, which authorize the execution, delivery and performance by Owner Participant, FSB, and WTC, respectively, of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Lessee or any Participant reasonably requests in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

     (o) an Officer's Certificate of Lessee, dated the Delivery Date, stating that its representations and warranties in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (p) an Officer's Certificate of FSB, dated the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (q) an Officer's Certificate of Owner Participant, dated the Delivery Date, stating that its representations and warranties in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (r) an Officer's Certificate of WTC, dated the Delivery Date, stating that its representations and warranties, in its individual capacity, or as Mortgagee, a Pass-Through Trustee, or Subordination Agent (as applicable) in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (s) an application for registration of the Aircraft with the FAA in the name of Owner Trustee (FAA Counsel to receive the sole executed copy thereof, for filing with the FAA);

     (t) the Financing Statements;

     (u) the  following  opinions  of counsel,  in each case dated the  Delivery
Date:

     (1) an opinion of Troutman Sanders LLP, special counsel to Lessee and Guarantor, substantially in the form of Exhibit A;

     (2) an opinion of Lessee's and Guarantor's Legal Department, substantially in the form of Exhibit B;

     (3) an opinion of corporate counsel to Airframe Manufacturer, substantially in the form of Exhibit C;

     (4) an opinion of Ray, Quinney & Nebeker, special counsel to Owner Trustee, substantially in the form of Exhibit D;

     (5) an opinion of Richards, Layton & Finger, special counsel to Mortgagee and the Loan Participants, substantially in the form of Exhibit E;

     (6)  an  opinion  of  Dewey   Ballantine  LLP,  special  counsel  to  Owner
Participant, substantially in the form of Exhibit F;

     (7) an opinion of FAA Counsel,  substantially in the form of Exhibit G;

     (8) an opinion of Dewey Ballantine LLP, special tax counsel to Owner Participant, with respect to certain tax consequences of the transactions contemplated hereby; PROVIDED, that only Owner Participant shall receive such opinion; and

     (9) an opinion of corporate counsel of Owner Participant, substantially in the form of Exhibit H, and

     (v) each Participant receives copies of such other documents as it reasonably requests, except as provided in clauses (b), (h), (m), and (u)(8) of this ss. 5.1.2.

     5.1.3 OTHER COMMITMENTS

     Each other Participant makes available the Dollar amount of its Commitment in accordance with ss. 4.

     5.1.4 VIOLATION OF LAW

     No change occurs after the date of this Agreement in any applicable
Law that makes it a violation of Law for (a) Lessee, any Participant, Subordination Agent, Owner Trustee, or Mortgagee to execute, deliver, and perform the Operative Agreements to which it is a party or to be a party subject to the obligations of the Operative Agreements to which such Participant is bound, or (b) any Participant to make the Dollar amount of its Commitment available or, in the case of any Loan Participant, to acquire an Equipment Note, or to realize the benefits of the security afforded by the Mortgage.

     5.1.5 PERFECTED SECURITY INTEREST

     After giving effect to the filing of the FAA-Filed Documents and the Financing Statements, Mortgagee shall have a duly-perfected first-priority security interest in all of Owner Trustee's right, title, and interest in the Aircraft and the Lease, subject only to Permitted Liens.

     5.1.6 REPRESENTATIONS, WARRANTIES, AND COVENANTS

     The representations and warranties of each other party to this Agreement made, in each case, in any Operative Agreement to which it is a party, are true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty was made with reference to a specified date, in which case such representation and warranty was true and accurate as of such specified date), and each other party to this Agreement has performed and observed, in all material respects, all of its covenants, obligations, and agreements in each Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

     5.1.7 NO DEFAULT

     On the Delivery Date, no Lease Default or Mortgage Default exists or would result from the sale, mortgage, or lease of the Aircraft.

     5.1.8 NO EVENT OF LOSS

     No Event of Loss with respect to the Airframe or any Engine has occurred, and no circumstance, condition, act, or event has occurred that, with the giving of notice or lapse of time, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine.

     5.1.9 TITLE

     Owner Trustee has good title (subject to filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except (a) the rights of Lessee under the Lease, (b) the Lien created by the Mortgage, (c) the beneficial interest of Owner Participant created by the Trust Agreement, (d) Liens permitted by clause (d) (solely for taxes not yet due) of ss. 6 of the Lease, and (e) Liens permitted by clause (e) of ss. 6 of the Lease.

     5.1.10 CERTIFICATION

     The Aircraft has been duly certificated by the FAA as to type, and upon registration in Owner Trustee's name will be eligible for an FAA airworthiness certificate.

     5.1.11 SECTION 1110

     Owner Trustee, as lessor under the Lease (and Mortgagee, as assignee of Owner Trustee under the Mortgage), is entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     5.1.12 FILING

     The FAA-Filed Documents are on the Delivery Date duly filed for recordation with the FAA in accordance with the Transportation Code, and each Financing Statement has been duly filed or is in the process of being duly filed in the appropriate jurisdiction.

     5.1.13 NO PROCEEDINGS

     No action or proceeding has been instituted, nor is any action threatened in writing, before any Government Entity, nor has any order, judgment, or decree been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of any Operative Agreement or the Transactions.

     5.1.14 GOVERNMENTAL ACTION

     All appropriate action required to have been taken before the Delivery Date by the FAA, or any other Government Entity of the United States, in connection with the Transactions has been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Delivery Date in connection with the Transactions have been issued.

     5.1.15 NOTE PURCHASE AGREEMENT

     The conditions precedent to the obligations of the Loan Participants and the other requirements relating to the Aircraft and the Equipment Notes in the Note Purchase Agreement have been satisfied.

     5.2 CONDITIONS TO OWNER TRUSTEE'S OBLIGATIONS

     Owner Trustee's obligation to direct WTC to apply the Commitments to pay Lessor's Cost on the Delivery Date is subject to the satisfaction or Owner Trustee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.2.

     5.2.1 NOTICE

     Owner Trustee receives the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.2.2 DOCUMENTS

     Owner Trustee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, unless the failure to receive any such document is the result of any action or inaction by Owner Trustee.

     5.2.3 OTHER CONDITIONS PRECEDENT

     Each of the conditions in ss.ss. 5.1.4, 5.1.6, 5.1.7, and 5.1.11 is satisfied, unless the failure of any such condition to be satisfied is the result of any action or inaction by Owner Trustee.

     5.3 CONDITIONS TO MORTGAGEE'S OBLIGATIONS

     Mortgagee's obligation to authenticate the Equipment Notes on the Delivery Date is subject to the satisfaction or Mortgagee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.3.

     5.3.1 NOTICE

     Mortgagee receives the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.3.2 DOCUMENTS

     Mortgagee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, unless the failure to receive any such document is the result of any action or inaction by Mortgagee.

     5.3.3 OTHER CONDITIONS PRECEDENT

     Each of the conditions in ss.ss. 5.1.4, 5.1.6, 5.1.7, and 5.1.11 has been satisfied, unless the failure of any such condition to be satisfied is the result of any action or inaction by Mortgagee.

     5.4 CONDITIONS TO LESSEE'S OBLIGATIONS

     Lessee's obligation to lease the Aircraft on the Delivery Date is subject to the satisfaction or Lessee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.4.

     5.4.1 DOCUMENTS

     Lessee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, and they are satisfactory to Lessee, unless the failure to receive any such document is the result of any action or inaction by Lessee.

     5.4.2 TAXES

     Lessee is satisfied that no sales, use, value-added, goods-and-services, or like tax, and no stamp tax duty, is payable with respect to the delivery of the Aircraft on the Delivery Date (to the extent that Lessee could be liable therefor under ss. 9.3).

     5.4.3 OTHER CONDITIONS

     Each of the conditions in ss.ss. 5.1.3 (as to all Participants), 5.1.4, 5.1.6, 5.1.7 (as to Mortgage Defaults' not constituting Lease Defaults), 5.1.8, 5.1.9, 5.1.10, 5.1.11, 5.1.12, 5.1.13, and 5.1.14 has been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

     5.5 POST-REGISTRATION OPINION

     Promptly after the registration of the Aircraft and the recordation of the FAA-Filed Documents pursuant to the Transportation Code, Lessee will cause FAA Counsel to deliver to Lessee, each Participant, Subordination Agent, Owner Trustee, and Mortgagee a favorable opinion or opinions addressed to each of them with respect to such recordation.

     6. REPRESENTATIONS AND WARRANTIES

     6.1 LESSEE'S REPRESENTATIONS AND WARRANTIES

     Lessee  represents  and  warrants  to  each  Participant,   Owner  Trustee,
Subordination Agent, and Mortgagee that:

     6.1.1 ORGANIZATION; QUALIFICATION

     Lessee is a corporation duly incorporated, validly existing, and in good standing under the Laws of Indiana, and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Operative Agreements. Lessee is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Materially Adverse Change to Lessee.

     6.1.2 CORPORATE AUTHORIZATION

     Lessee has taken, or caused to be taken, all necessary corporate action (including obtaining any consent or approval of stockholders required by its articles of incorporation or by-laws) to authorize its execution, delivery, and performance of its obligations under each of the Lessee Operative Agreements.

     6.1.3 NO VIOLATION

     Lessee's execution, delivery, and performance of its obligations under the Lessee Operative Agreements do not and will not (a) violate any provision of Lessee's articles of incorporation or by-laws, (b) violate any Law applicable to or binding on Lessee, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to Lessee), or result in the creation of any Lien (other than as permitted under the Lease) upon the Aircraft under, any lease, loan, or other material agreement to which Lessee is a party or by which Lessee or any of its properties is bound.

     6.1.4 APPROVALS

     Lessee's execution and delivery of, and performance of its obligations under, the Lessee Operative Agreements do not and will not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of
(a) any trustee or other holder of any Debt of Lessee, (b) any Government Entity, or (c) any other Person, other than (x) the FAA-Filed Documents and the Financing Statements (and continuation statements periodically), and (y) filings, recordings, notices, corporate approvals of Lessee (which have been duly obtained) or other ministerial actions pursuant to any routine recording, contractual, or regulatory requirements.

     6.1.5 VALID AND BINDING AGREEMENTS

     The Lessee Operative Agreements have been duly authorized, executed, and delivered by Lessee, and (assuming their due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of Lessee and are enforceable against Lessee in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.1.6 LITIGATION

     Except as set forth in Guarantor's most recent Annual Report on Form 10-K, filed by Lessee with the SEC on or before the Delivery Date, or in any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC subsequent to such Form 10-K and on or before the Delivery Date, no action, claim, or proceeding is now pending or, to Lessee's Actual Knowledge, threatened, against Lessee, Guarantor, or any of their Affiliates, before any Government Entity or any arbitrator, that is reasonably likely to be determined adversely to Lessee and if determined adversely to Lessee would result in a Materially Adverse Change.

     6.1.7 FINANCIAL CONDITION

     Guarantor's audited consolidated balance sheet for its most-recent fiscal year, included in Guarantor's Annual Report on Form 10-K filed by Guarantor with the SEC for such fiscal year, and the related consolidated statements of operations and cash flows for the period then ended, have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Guarantor and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no Materially Adverse Change in such financial condition or operations, except for matters disclosed in (a) the financial statements referred to above, or (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC on or before the Delivery Date.

     6.1.8 REGISTRATION AND RECORDATION

     Except for (a) registering the Aircraft with the FAA pursuant to the Transportation Code in the name of Owner Trustee, (b) filing for recordation (and recording) the FAA-Filed Documents, (c) filing the Financing Statements
(and continuation statements relating thereto at periodic intervals), (d) Mortgagee's taking possession and retaining the chattel paper original counterpart of the Lease, and (e) affixing the placards referred to in ss. 7.1.3 of the Lease, no further action, including filing or recording any document (including any financing statement under UCC Article 9) is necessary in order to establish and perfect Owner Trustee's right, title, and interest, and Mortgagee's security interest, in the Aircraft and the Lease, as against Lessee and any other Person, in any applicable jurisdiction in the United States.

     6.1.9 CHIEF EXECUTIVE OFFICE

     Lessee's chief executive office (as defined in UCC Article 9) is located at 7337 West Washington Street, Indianapolis, Indiana, 46231.

     6.1.10 NO DEFAULT

     No Lease Default exists.

     6.1.11 NO EVENT OF LOSS

     No Event of Loss has occurred with respect to the Airframe or any Engine, and, to Lessee's Actual Knowledge, no circumstance, condition, act, or event has occurred that, with the giving of notice or lapse of time, gives or would give rise to or constitutes or would constitute an Event of Loss to the Airframe or any Engine.

     6.1.12 COMPLIANCE WITH LAWS

     (a) Lessee is a Citizen of the United States and a U.S. Air Carrier.

     (b) Lessee holds all licenses, permits, and franchises from the appropriate Government Entities necessary to authorize Lessee lawfully to engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except to the extent that the failure to hold any such license, permit, or franchise would not give rise to a Materially Adverse Change to Lessee.

     (c) Lessee is not an "investment ompany" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940.

     6.1.13 SECURITIES LAWS

     Neither Lessee nor any Person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and the Trust Agreement, or any of the Equipment Notes or any other interest in or security under the Mortgage, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person in violation of the Securities Act.

     6.1.14 BROKER'S FEES

     No Person acting on behalf of Lessee is or will be entitled to any broker's fee, commission, or finder's fee in connection with the Transactions, except for fees payable to Lessee's Advisor(s), if any.

     6.1.15 SECTION 1110

     Owner Trustee, as lessor under the Lease (and Mortgagee, as assignee under the Mortgage), will be entitled to the benefits of Section 1110 (as currently in effect), with respect to the right to take possession of the Airframe and Engines as provided in the Lease, in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     6.1.16 NO GOVERNMENT CONSENTS

     Neither Lessee's execution and delivery of any of the Lessee Operative Agreements nor Lessee's performance of its obligations hereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Government Entity, except for
(a) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or will on the Delivery Date be, in full force and effect, and the registration and filings referred to herein and (b) any normal periodic and other reporting requirements under the applicable rules of the FAA to the extent required to be given or obtained only on or after the Delivery Date.

     6.1.17 PAYMENT OF TAXES

     Lessee and its Affiliates have filed or caused to be filed all federal, state, and material local and non-U.S. tax returns that are required to be filed and have paid or caused to be paid all taxes shown to be due on such returns or on any assessment received by Lessee or its Affiliates, except any that are being contested diligently and in good faith by appropriate proceedings and for which adequate provision for payment has been made in accordance with GAAP. There is no ongoing audit or, to the knowledge of Lessee, other investigation by any Government Entity of the tax liability of Lessee or its Affiliates and there is no unresolved claim by a taxing authority concerning Lessee's or any Affiliate's tax liability, for any period for which returns have been filed or were due, that, in either case, reasonably may be expected to result in liability of Lessee which could have a materially adverse effect on the business, operations or financial condition of Lessee or the ability of Lessee to perform its obligations under the Operative Agreements.

     6.2 OWNER PARTICIPANT'S REPRESENTATIONS AND WARRANTIES

     Owner Participant represents and warrants to Lessee, the Loan Participants, Subordination Agent, Owner Trustee, and Mortgagee that:

     6.2.1 ORGANIZATION, ETC.

     Owner Participant (a) is a corporation duly incorporated, validly existing and in good standing under the Laws of the OP Jurisdiction, (b) has the corporate power and authority to conduct the business in which it is currently engaged, to own or hold under lease its properties, and to enter into and perform its obligations under the Owner Participant Agreements, and (c) has a tangible net worth (exclusive of goodwill) greater than $50 million.

     6.2.2 CORPORATE AUTHORIZATION

     Owner Participant has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by its certificate of incorporation or by-laws) to authorize its execution, delivery, and performance of its obligations under each of the Owner Participant Agreements.

     6.2.3 NO VIOLATION

     Owner Participant's execution, delivery, and performance of its obligations under each of the Owner Participant Agreements do not and will not (a) violate any provision of Owner Participant's certificate of incorporation or by-laws,
(b) violate any Law applicable to or binding on Owner Participant (no representation or warranty is made with respect to ERISA, other than as set forth in ss. 6.2.9) or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to Owner Participant), or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any lease, loan, or other material agreement to which Owner Participant is a party or by which Owner Participant or any of its properties is bound.

     6.2.4 APPROVALS

     Owner Participant's execution, delivery, and performance of its obligations under each of the Owner Participant Agreements do not and will not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of Owner Participant, and
(b) any Government Entity, other than filing the FAA-Filed Documents and the Financing Statements and routine regulatory filings.

     6.2.5 VALID AND BINDING AGREEMENTS

     The Owner Participant Agreements have been duly authorized, executed, and delivered by Owner Participant, and (assuming the due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of Owner Participant and are enforceable against Owner Participant in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.2.6 CITIZENSHIP

     Owner Participant is a Citizen of the United States.

     6.2.7 NO LIENS

     There are no Lessor Liens attributable to Owner Participant on all or any part of the Trust Estate.

     6.2.8 INVESTMENT BY OWNER PARTICIPANT

     Owner Participant is acquiring its beneficial interest in the Trust Estate for its own account, for investment and not with a view to any resale or distribution thereof; PROVIDED, that, subject to the transfer restrictions in ss. 10, its disposition of its beneficial interest in the Trust Estate shall at all times be within its control.

     6.2.9 ERISA

     No part of the funds to be used by Owner Participant to acquire or hold its interests in the Trust Estate directly or indirectly constitutes assets of a Plan.

     6.2.10 LITIGATION

     There are no pending or, to Owner Participant's Actual Knowledge, threatened actions or proceedings against Owner Participant before any Government Entity that, if determined adversely to Owner Participant, would materially adversely affect Owner Participant's ability to perform its obligations under the Owner Participant Agreements.

     6.2.11 SECURITIES LAWS

     Neither Owner Participant nor any Person Owner Participant has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, or any of the Equipment Notes or any other interest in or Security under the Mortgage, for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the Securities Act or applicable state securities Laws (with the understanding that Owner Participant shall not be deemed to have authorized Lessee's Advisor(s) to act on Owner Participant's behalf).

     6.2.12 BROKER'S FEES

     No Person acting on behalf of Owner  Participant  is or will be entitled to
any  broker's  fee,   commission,   or  finder's  fee  in  connection  with  the
Transactions.

     6.3 FSB'S REPRESENTATIONS AND WARRANTIES

     FSB represents and warrants to Lessee, Owner Participant, the Loan Participants, Subordination Agent, and Mortgagee that:

     6.3.1 ORGANIZATION, ETC.

     FSB is a national banking association duly organized, validly existing and in good standing under the Laws of the United States, holding a valid certificate to do business as a national banking association with banking authority to execute, deliver, and perform its obligations under the Owner Trustee Agreements.

     6.3.2 CORPORATE AUTHORIZATION

     FSB has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by Law or by its articles of association or by-laws) to authorize the execution and delivery by FSB or Owner Trustee, of each of the Owner Trustee Agreements, and the performance of its obligations thereunder.

     6.3.3 NO VIOLATION

     FSB's and Owner Trustee's execution, delivery, and performance of their respective obligations under the Owner Trustee Agreements do not and will not
(a) violate any provision of FSB's articles of association or by-laws, (b) violate any Utah Law or federal banking Law applicable to or binding on Owner Trustee or FSB, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to FSB or Owner Trustee), or result in the creation of any Lien (other than the Lien of the Mortgage) upon any property of FSB, Owner Trustee, or any of FSB's subsidiaries under, any lease, loan, or other material agreement to which FSB or Owner Trustee is a party or by which FSB, Owner Trustee, or any of their properties is or may be bound or affected.

     6.3.4 APPROVALS

     FSB's and Owner Trustee's execution, delivery, and performance of their respective obligations under the Owner Trustee Agreements do not and will not require the consent, approval, or authorization of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of FSB, or (b) any Government Entity governing banking and trust powers, other than filing the FAA-Filed Documents and the Financing Statements.

     6.3.5 VALID AND BINDING AGREEMENTS

     The Owner Trustee Agreements have been duly authorized, executed, and delivered by FSB and Owner Trustee, and (assuming the due authorization, execution, and delivery thereof by the other parties thereto) constitute legal, valid, and binding obligations of FSB and Owner Trustee and are enforceable against FSB and Owner Trustee in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.3.6 CITIZENSHIP

     FSB is a Citizen of the United States.

     6.3.7 CHIEF EXECUTIVE OFFICE

     The chief executive office (as defined in UCC Article 9) of Owner Trustee is located at 79 South Main Street, Salt Lake City, Utah 84111.

     6.3.8 TITLE

     On the Delivery Date, Owner Trustee shall have received whatever title to the Aircraft as was conveyed to it by Seller.

     6.3.9 NO LIENS; FINANCING STATEMENTS

     There are no Lessor Liens attributable to FSB or Owner Trustee in respect of all or any part of the Aircraft, Trust Estate, or the Collateral. Except for the Financing Statements, neither FSB nor Owner Trustee has executed any UCC financing statement relating to the Aircraft or the Lease.

     6.3.10 LITIGATION

     There are no pending or, to FSB's Actual Knowledge, threatened actions or proceedings against FSB or Owner Trustee before any Government Entity that, if determined adversely to FSB, would materially adversely affect the ability of FSB or Owner Trustee to perform its obligations under the Owner Trustee Agreements.

     6.3.11 SECURITIES LAWS

     Neither FSB, nor any Person authorized to act on its behalf, has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person other than the Participants, except for the offering and sale of the Pass-Through Certificates.

     6.3.12 EXPENSES AND TAXES

     There are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate, or any part thereof or any interest therein, the Collateral, Lessee, Owner Participant, any Pass-Through Trustee, Subordination Agent, Owner Trustee, or Mortgagee (except as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of Utah in connection with Owner Trustee's execution, delivery, or performance of any Operative Agreement or in connection with the issuance of the Equipment Notes, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in Utah, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in Utah, or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in Utah.

     6.4 WTC'S REPRESENTATIONS AND WARRANTIES

     WTC, Mortgagee, Pass-Through Trustee and Subordination Agent, each as to itself, represent and warrant (with respect to ss. 6.4.10, solely in its capacity as Subordination Agent) to Lessee, Owner Participant, and Owner Trustee that:

     6.4.1 ORGANIZATION, ETC.

     WTC is a Delaware banking corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and authorized to do business as a Delaware banking corporation with banking authority to execute, deliver, and perform its obligations under the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements.

     6.4.2 CORPORATE AUTHORIZATION

     WTC has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by Law or by its certificate of incorporation or by-laws) to authorize the execution and delivery by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements and the performance by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of its obligations thereunder.

     6.4.3 NO VIOLATION

     The execution and delivery by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements, and the performance by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of its obligations thereunder, do not and will not (a) violate any provision of WTC's certificate of incorporation or by-laws, (b) violate any Law of the United States or of Delaware applicable to or binding on WTC or (except in the case of any Law relating to any Plan) Mortgagee, any Pass-Through Trustee, or Subordination Agent, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent), or result in the creation of any Lien (other than the Lien of the Mortgage) upon any property of WTC, Mortgagee, any Pass-Through Trustee, Subordination Agent, or any of WTC's subsidiaries under any lease, loan, or other agreement to which WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent is a party or by which WTC, Mortgagee, any Pass-Through Trustee, Subordination Agent, or any of their properties is bound.

     6.4.4 APPROVALS

     The execution and delivery by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of the Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements to which it is a party, and the performance by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) of its obligations thereunder, do not and will not require the consent, approval, or authorization of, the giving of notice to, the registration with, the recording or filing of any document with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of WTC, or (b) any Government Entity of the United States or of Delaware, other than filing the FAA-Filed Documents and the Financing Statements.

     6.4.5 VALID AND BINDING AGREEMENTS

     The Mortgagee Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements have been duly authorized, executed, and delivered by WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable), and (assuming the due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) and are enforceable against WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (as applicable) in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.4.6 CITIZENSHIP

     WTC is a Citizen of the United States.

     6.4.7 NO LIENS

     There are no Lessor Liens attributable to WTC in respect of all or any part of the Trust Estate or the Collateral.

     6.4.8 LITIGATION

     There are no pending or, to WTC's Actual Knowledge, threatened actions or proceedings against WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent (as applicable) before any Government Entity that, if determined adversely to WTC, Mortgagee, any Pass-Through Trustee, and Subordination Agent (as applicable), would materially adversely affect the ability of WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent to perform its obligations under any of the Mortgagee Agreements, the Pass-Through Trustee Agreements, or the Subordination Agent Agreements.

     6.4.9 SECURITIES LAWS

     Other than as contemplated herein and in the Operative Agreements, neither WTC nor any Person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Collateral or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person other than the Participants, except for the offering and sale of the Pass-Through Certificates.

     6.4.10 INVESTMENT

     THE EQUIPMENT NOTES TO BE ACQUIRED BY SUBORDINATION AGENT ARE BEING ACQUIRED BY IT FOR THE ACCOUNT OF THE PASS-THROUGH TRUSTEES, FOR INVESTMENT AND NOT WITH A VIEW TO ANY RESALE OR DISTRIBUTION THEREOF; PROVIDED THAT, SUBJECT TO THE TRANSFER RESTRICTIONS IN SS. 10.1.3, ITS DISPOSITION OF ITS EQUIPMENT NOTES SHALL AT ALL TIMES BE WITHIN ITS CONTROL.

     6.4.11 TAXES

     There are no Taxes payable by any Pass-Through Trustee or WTC imposed by Delaware or any political subdivision or taxing authority thereof in connection with such Pass-Through Trustee's or WTC's execution, delivery, and performance of this Agreement or any Pass-Through Trustee Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by any such Pass-Through Trustee or WTC for services rendered in connection with the transactions contemplated by any of the Pass-Through Trust Agreements), and there are no Taxes payable by any Pass-Through Trustee or WTC imposed by Delaware or any political subdivision thereof in connection with the acquisition, possession, or ownership by any such Pass-Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by any such Pass-Through Trustee or WTC for services rendered in connection with the transactions contemplated by any of the Pass-Through Trust Agreements), and, assuming that the trusts created by the Pass-Through Trust Agreements will not be taxable as corporations, but, rather, that each will be characterized as a grantor trust under Part I, subpart E of Subchapter J of the Code or as a partnership under Subchapter K of the Code, such trusts will not be subject to any Taxes imposed by Delaware or any political subdivision thereof.

     6.4.12 CONTROL

            WTC is not an Affiliate of Owner Participant or Owner Trustee.

     6.4.13 BROKER'S FEES

     No Person acting on behalf of WTC, Mortgagee, any Pass-Through Trustee, or Subordination Agent is or will be entitled to any broker's fee, commission, or finder's fee in connection with the Transactions.

     7. COVENANTS

     7.1 LESSEE'S COVENANTS

     Lessee agrees for the benefit of Owner Participant, the Loan Participants, Owner Trustee, and Mortgagee as follows:

     7.1.1 CORPORATE EXISTENCE; U.S. AIR CARRIER

     Lessee shall at all times maintain its corporate existence, except as permitted byss. 13.2 of the Lease, and shall at all times remain a U.S. Air Carrier.

     7.1.2 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE

     Lessee will give to Owner Participant, Owner Trustee, and Mortgagee timely written notice of (but in any event within 90 days after) any relocation of its chief executive office (as defined in UCC Article 9), and will promptly take any action required by ss. 7.1.3(c) as a result of sucH relocation.

     7.1.3 CERTAIN ASSURANCES

     (a) Lessee shall duly execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) all such further documents, and shall do and cause to be done such further things, as Owner Participant, Owner Trustee, or Mortgagee reasonably requests to accomplish the purposes of the Operative Agreements, provided that no document so executed by Lessee will expand any obligations or limit any rights of Lessee in respect of the Transactions.

     (b) Lessee shall promptly take such action with respect to the recording, filing, re-recording, and refiling of the Lease, the Trust Agreement, and the Mortgage, and any supplements thereto, as shall be necessary to establish, perfect, and protect Owner Trustee's interests and rights in and to the Aircraft and under the Lease and the perfection and priority of the Lien created by the Mortgage. Lessee shall furnish to Owner Participant or Owner Trustee such information (other than with respect to the citizenship of Owner Participant and Owner Trustee) in Lessee's possession or otherwise reasonably available to Lessee and required to enable Owner Participant or Owner Trustee to apply to register the Aircraft under the Transportation Code (subject to Lessee's rights under ss. 7.1.2 of the Lease), and shall pay or cause to be paid all out-of-pocket costs and expenses thereof (includinG reasonable attorneys' fees and disbursements).

     (c) Lessee will cause the FAA-Filed Documents, the Financing Statements, and all continuation statements (and any amendments necessitated by any combination, consolidation, or merger pursuant to ss. 13.2 of the Lease, or any relocation of its chief executive office) in respect oF the Financing Statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee or Mortgagee (as applicable), duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to the FAA-Filed Documents) or the UCC or similar law of any other applicable jurisdiction (with respect to such other documents).

     (d) If the Aircraft is registered in a country other than the United States pursuant to ss. 7.1.2 of the Lease, Lessee will furnish tO Owner Trustee,
Mortgagee, and each Participant annually while the Aircraft is not U.S.-registered (starting with the calendar year after such registration is effected) an opinion of special counsel reasonably satisfactory to Owner Participant and Mortgagee stating that, in the opinion of such counsel, either
(1) such action has been taken with respect to the recording, filing, re-recording, and re-filing of the Operative Agreements and any supplements and amendments thereto as is necessary to establish, perfect, and protect Owner Trustee's and Mortgagee's right, title and interest in and to the Aircraft and the Operative Agreements, reciting the details of such actions, or (2) no such action is necessary to maintain the perfection of such right, title, and interest.

     7.1.4 SECURITIES LAWS

     Neither Lessee nor any Person authorized to act on its behalf will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws.

     7.1.5 CERTIFICATION

     Lessee shall cause the Aircraft to be duly certified by the FAA as to airworthiness and shall, immediately upon registration of the Aircraft in Owner Trustee's name, obtain an FAA airworthiness certificate for the Aircraft.

     7.2 OWNER PARTICIPANT'S COVENANTS

     Owner Participant agrees for the benefit of Lessee, and (except with respect to ss. 7.2.4) Loan Participants, Owner Trustee, and Mortgagee, aS follows:

     7.2.1 LIENS

     Owner Participant (a) (1) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate, the Collateral, or the Aircraft, and (2) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to Owner Participant on all or any part of the Trust Estate, the Collateral or the Aircraft; PROVIDED, that Owner Participant shall not be required to comply with the foregoing provisions of this clause (a) if it shall in good faith by appropriate proceedings contest claims or charges resulting in any such Lien as long as such contest does not involve any material danger of the sale, forfeiture, loss, or loss of use of the Aircraft or the interest of Lessor, Mortgagee, or any Participant therein; and
(b) will hold harmless and indemnify Lessee, Owner Trustee, each Note Holder, Mortgagee, each of their respective Affiliates, successors, and permitted assigns, the Trust Estate, and the Collateral from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate or the Collateral, and (3) any interference with the possession, operation, or other use of all or any part of the Aircraft, in each case imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien (without regard to the proviso to the foregoing clause (a)).

     7.2.2 REVOCATION OF TRUST AGREEMENT

     (a) Owner Participant will comply with the provisions of the Trust Agreement applicable to it, will not terminate or revoke the Trust Agreement or the trusts created thereunder without the prior written consent of Lessee and Mortgagee, and will not amend, modify, or supplement the Trust Agreement, or waive any of the provisions thereof, if such amendment, modification, supplement, or waiver would have any adverse effect (1) on Lessee, without the consent of Lessee, or (2) on Mortgagee or any Note Holder, without the consent of Mortgagee.

     (b) Notwithstanding ss. 7.2.2(a), Owner Participant may at any time remove Owner Trustee pursuant to ss. 9.1 of the Trust Agreement or terminate the Trust Agreement pursuant to ss. 11.2 of the Trust Agreement.

     7.2.3 CHANGE OF SITUS OF OWNER TRUST

     If, at any time, any Tax Indemnitee or the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to ss. 9.3 of thiS Agreement and if, as a consequence thereof, Lessee requests that the situs of the Trust be moved to another state in the United States from the state in which it is then located, the situs of the Trust may be moved with the written consent of Owner Participant (which consent shall not be unreasonably withheld) and Owner Participant will take whatever action is reasonably necessary to accomplish such removal; PROVIDED, that, in any event, (a) Lessee shall provide such additional tax indemnification as Owner Participant and the Note Holders or the Pass-Through Trustees reasonably request to cover any additional unindemnified Taxes or loss of Tax benefits described in the assumptions in the Tax Indemnity Agreement resulting from such change in situs, (b) the rights and obligations under the Operative Agreements of Owner Participant, the Note Holders, Pass-Through Trustees, and Mortgagee shall not be adversely affected as a result of the taking of such action, (c) the Lien of the Mortgage, on the Collateral shall not be adversely affected by such action, and Lessee and Owner Trustee shall execute and deliver such documents as Mortgagee reasonably requests to protect and maintain the perfection and priority of such Lien, (d) Owner Participant, the Pass-Through Trustees, and Mortgagee shall receive an opinion or opinions of counsel (which counsel is reasonably satisfactory to Owner Participant, the Pass-Through Trustees, and Mortgagee), in scope, form, and substance reasonably satisfactory to Owner Participant, the Pass-Through
Trustees, and Mortgagee, to the effect that (1) the Trust, as thus removed, remains a validly-established trust, (2) any amendments to the Trust Agreement necessitated by such removal have been duly authorized, executed, and delivered and constitute valid and binding obligations of such parties, enforceable in accordance with their terms, (3) covering such other matters as Owner Participant, the Pass-Through Trustees, or Mortgagee reasonably request, (e) if such removal involves the replacement of Owner Trustee, then Owner Participant, the Pass-Through Trustees, and Mortgagee shall receive an opinion of counsel to such successor Owner Trustee, in form and substance reasonably satisfactory to Owner Participant, the Pass-Through Trustees, and Mortgagee, covering the matters described in the opinion delivered pursuant to ss. 5.1.2(u)(4), and (f) Lessee shall indemnify anD hold harmless Owner Participant, the Note Holders, Pass-Through Trustees, FSB, and Owner Trustee, on a net after-tax basis, against any and all reasonable out-of-pocket costs and expenses (including attorneys' fees and disbursements), fees and expenses of any new owner trustee, registration, recording, or filing fees, and taxes incurred by Owner Participant, the Note Holders, Pass-Through Trustees, or Owner Trustee in connection with such change of situs. Owner Participant agrees, for Lessee's benefit, that Owner Participant will not consent to or direct a change in the situs of the Trust Estate without Lessee's prior written consent.

     7.2.4 COMPLIANCE WITH LEASE PROVISIONS

     Owner Participant agrees, solely for Lessee's benefit, to comply with the express provisions applicable to Owner Participant in the Lease.

     7.2.5 SECURITIES ACT

     Owner Participant will not directly or indirectly offer any beneficial interest or security relating to the ownership of the Aircraft or any interest in the Trust Estate or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED, that this ss. 7.2.5 shall not impose on Owner Participant any responsibility with respect to any such offer, sale, oR solicitation by any other party hereto.

     7.2.6 REGARDING OWNER TRUSTEE

     Owner Participant will direct Owner Trustee to perform its obligations under each Owner Trustee Agreement.

     7.3 FSB'S AND OWNER TRUSTEE'S COVENANTS

     FSB and Owner Trustee agree for the benefit of Lessee, Owner Participant, each Note Holder, and Mortgagee as follows:

     7.3.1 LIENS

     FSB (a) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it or Owner Trustee on all or any part of the Trust Estate, the Collateral, or the Aircraft, (b) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to FSB or Owner Trustee on all or any part of the Trust Estate, the Collateral, or the Aircraft, and (c) will personally hold harmless and indemnify Lessee, Owner Participant, each Note Holder, Mortgagee, each of their Affiliates, successors, and permitted assigns, the Trust Estate, and the Collateral from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate or the Collateral, and (3) any interference with the possession, operation, or other use of all or any part of the Aircraft imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien.

     7.3.2 OTHER BUSINESS

     Owner Trustee will not enter into any business or other activity except as contemplated by the Operative Agreements.

     7.3.3 NOTICE OF CHANGE OF CHIEF EXECUTIVE OFFICE

     FSB and Owner Trustee will give to Lessee, each Participant, and Mortgagee 30 days' prior written notice of any relocation of its chief executive office (as defined in UCC Article 9), and will promptly take any action required by ss.
7.3.8 as a result of such relocation.

     7.3.4 SECURITIES ACT

     Neither FSB nor Owner Trustee will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED, that the foregoing shall not impose on FSB or Owner Trustee any responsibility with respect to any such offer, sale, or solicitation by any other party hereto.

     7.3.5 PERFORMANCE OF AGREEMENTS

     Owner Trustee shall perform its obligations under the Owner Trustee Agreements in accordance with the terms thereof.

     7.3.6 RELEASE OF LIEN OF MORTGAGE

     In each instance referred to in the Lease in which a transfer of any property is required to be made by Owner Trustee to Lessee or any other Person (other than Mortgagee or Owner Participant), Owner Trustee shall, at Lessee's request and expense, use reasonable efforts to procure from Mortgagee the prompt release of the Lien of the Mortgage with respect to such property.

     7.3.7 NOTICES; DOCUMENTS

     If any claim with respect to any liabilities is filed against Owner Trustee and Owner Trustee has Actual Knowledge thereof, then Owner Trustee shall promptly notify Lessee in writing thereof. Owner Trustee further agrees to provide to Lessee promptly any documents (including the certificate of aircraft registration) that it receives from the FAA with respect to the Aircraft.

     7.3.8 FILINGS

     After the Delivery Date, Owner Trustee shall duly execute and deliver to Lessee all filings and recordings (including all filings and UCC financing statements under the Transportation Code and the UCC and any amendments to UCC financing statements necessitated by any relocation of its chief executive office), prepared and delivered to it by Lessee, required to perfect Owner Trustee's title to the Aircraft and the liens of and security interests granted by the Mortgage (or to maintain such perfection) and to make such title, liens, and security interests valid and enforceable.

     7.3.9 TRUST AGREEMENT

     FSB and Owner Trustee hereby (a) agree for the benefit of Lessee, Loan Participants, and Mortgagee not to amend, supplement, terminate, or otherwise modify any provision of the Trust Agreement in a manner that adversely affects the rights of any such party without the prior written consent of such party, and (b) agree for the benefit of Lessee, Loan Participant, and Mortgagee not to revoke the trust created by the Trust Agreement so long as the Mortgage remains undischarged or if such revocation would have an adverse effect on Lessee. Nothing in this Agreement shall impair any right under the Trust Agreement of FSB to resign as Owner Trustee in accordance with the provisions of the Trust Agreement.

     7.4 WTC'S COVENANTS

     WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent, each as to itself, agree for the benefit of Lessee, Owner Participant, and Owner Trustee as follows:

     7.4.1 LIENS

     Other than Liens arising in connection with the transactions contemplated in the Operative Agreements, WTC (a) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate, the Collateral, or the Aircraft,
(b) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to WTC on all or any part of the Trust Estate, the Collateral, or the Aircraft, and (c) will personally hold harmless and indemnify Lessee, Owner Participant, each Note Holder, Owner Trustee, each of their respective Affiliates, successors, and permitted assigns, the Trust Estate, and the Collateral from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate or the Collateral, and
(3) any interference with the possession, operation, or other use of all or any part of the Aircraft, imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien.

     7.4.2 SECURITIES ACT

     WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (respectively) will not offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Collateral or any of the Equipment Notes or any other interest in or security under the Mortgage for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, PROVIDED, that the foregoing shall not impose on WTC any responsibility with respect to any such offer, sale, or solicitation by any other party hereto.

     7.4.3 PERFORMANCE OF AGREEMENTS

     WTC, Mortgagee, each Pass-Through Trustee, and Subordination Agent (respectively) shall perform its obligations under the Mortgage Agreements, the Pass-Through Trustee Agreements, and the Subordination Agent Agreements in accordance with their terms.

     7.4.4 WITHHOLDING TAXES

     WTC shall indemnify (on an after-tax basis) and hold harmless Lessee, Lessor, and Owner Participant against any United States withholding taxes (and related interest, penalties, and additions to tax) as a result of WTC's failure to withhold on payments to any Note Holder who does not provide to Mortgagee necessary certificates or forms to substantiate the right to exemption from such withholding tax.

     7.5 NOTE HOLDERS' COVENANTS

     Each Note Holder (including Subordination Agent), as to itself only, agrees for the benefit of Lessee, Owner Participant, Owner Trustee, and Mortgagee as follows:

     7.5.1 WITHHOLDING TAXES

     Such Note Holder (if it is a Non-U.S. Person) agrees to indemnify (on an after-tax basis) and hold harmless Lessee, Lessor, Owner Participant, and Mortgagee against any United States withholding taxes (and related interest, penalties, and additions to tax) as a result of the inaccuracy or invalidity of any certificate or form provided by such Note Holder to Mortgagee in connection with such withholding taxes. Any amount payable under this ss. 7.5.1 shall be paid within 30 days after the pertinent Note Holder receives a written demand therefor.

     7.5.2 TRANSFER; COMPLIANCE

     (a) Such Note Holder will (1) not transfer any Equipment Note or interest therein in violation of the Securities Act or applicable state or foreign securities Law; PROVIDED, that the foregoing provisions of this ss. 7.5.2(a) shall not impose on such Note Holder any responsibility for any such offer, sale, or solicitation by any other party hereto, and (2) perform and comply with the obligations specified to be imposed on it (as a Note Holder) under the Mortgage and the Equipment Note.

     (b) Except as otherwise required by the terms of ss. 2.13 of the Mortgage or ss. 11 hereof, such Note Holder will not sell, assign, convEy, exchange, or otherwise transfer any Equipment Note or any interest in, or represented by, any Equipment Note (this provision not being applicable to the Pass-Through Certificates) unless the proposed transferee thereof first provides Lessee and Owner Participant with both of the following:

     (1) a written representation and covenant that either (aa) no portion of the funds it uses to purchase, acquire, and hold such Equipment Note or interest directly or indirectly constitutes, or may be deemed under the Code or ERISA or any rulings, regulations, or court decisions thereunder to constitute, the assets of any Plan, or (bb) the transfer, and subsequent holding, of such Equipment Note or interest shall not involve or give rise to a transaction that constitutes a prohibited transaction within the meaning of ERISA ss. 406 or CodE ss. 4975(c)(1) involving Lessee, Owner Participant, a Pass-Through Trustee, Subordination Agent, or the proposed transferee (other than A transaction that is exempted from the prohibitions of such sections by applicable provisions of ERISA or the Code or administrative exemptions or regulations issued thereunder); and

     (2) a written covenant that it will not transfer any Equipment Note or any interest in, or represented by, any Equipment Note unless the subsequent transferee also makes the representation described in clause (1) of this ss. 7.5.2(b) and agrees to comply with thiS clause (2).

     7.6 OTHER AGREEMENTS

     7.6.1 OWNER TRUSTEE IS OWNER FOR ALL PURPOSES

     Lessee, Owner Participant, and Owner Trustee agree that for all purposes, after the Closing, Owner Trustee will be the owner of the Aircraft (except that Owner Participant will be the owner for income tax purposes) and Lessee will be the lessee thereof. No transfer, by operation of Law or otherwise, of Owner Participant's beneficial interest in and to the Trust Estate shall operate to transfer legal title to any part of the Trust Estate to any transferee thereof.

     7.6.2 COMMENCEMENT OF BANKRUPTCY PROCEEDINGS

     Lessee, each Participant, each Note Holder, FSB, Owner Trustee, WTC, and Mortgagee agree for the benefit of each of the others that it will not commence or join in any proceeding under the Bankruptcy Code to commence a case under ss. 303 of the Bankruptcy Code against the Trust Estate. NothinG contained herein shall be deemed to preclude any Participant, any Note Holder, FSB, Owner Trustee, WTC, or Mortgagee from filing any claim against the Trust Estate in any case commenced against the Trust Estate.

     7.6.3 CERTAIN BANKRUPTCY MATTERS

     If (a) all or any part of the Trust  Estate  becomes  the  property  of, or
Owner Trustee or Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (b) pursuant to such reorganization provisions (including Bankruptcy Code ss. 1111(b)), FSB or OwneR Participant is required, by reason of FSB's or Owner Participant's being held to have recourse liability to any Note Holder or Mortgagee directly or indirectly (other than the recourse liability of FSB or Owner Participant under this Agreement or the Mortgage or by separate agreement), to make payment on account of any amount payable as principal, Make-Whole Amount (if any), interest, or other amounts on the Equipment Notes, and (c) any Note Holder or Mortgagee actually receives any Excess Amount (as defined below) which reflects any payment by FSB or Owner Participant on account of clause (b) of this paragraph, then such Note Holder or Mortgagee shall promptly refund to FSB or Owner Participant (whichever shall have made such payment) such Excess Amount.

     For purposes of this ss. 7.6.3, "EXCESS AMOUNT" means the amount by which such payment exceeds the amount that would have been received by a NotE Holder or Mortgagee if FSB or Owner Participant had not become subject to the recourse liability referred to in clause (b) of the preceding paragraph. Nothing in this ss. 7.6.3 shall prevent a Note Holder or Mortgagee from enforcing any personal recourse obligation (and retaining the proceeds thereof) oF FSB or Owner Participant under this Agreement (other than as referred to in clause (b) of the preceding paragraph) or the Mortgage (including any exhibits or annexes thereto) or from retaining any amount paid by Owner Participant under ss. 2.13 or ss.
4.03 of the Mortgage.

     7.6.4 QUIET ENJOYMENT; SALE BY OWNER TRUSTEE BINDING

     (a) Each of Owner Participant, each Pass-Through Trustee, Subordination Agent, each Note Holder, Owner Trustee, and Mortgagee agrees (as to itself) for the benefit of Lessee that, unless a Lease Event of Default exists, such Person shall not interfere (and shall not permit any Affiliate or other Person claiming by, through, or under it to interfere) with Lessee's rights in accordance with the Lease to the quiet enjoyment, possession, and use of the Aircraft during the Term.

     (b) Any assignment, sale, transfer, or other conveyance of the Aircraft by Owner Trustee made pursuant to the terms of this Agreement or the Lease shall bind Owner Participant, and shall be effective to transfer or convey all right, title, and interest of Owner Trustee and Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency, or regularity of such assignment, sale, transfer, or conveyance, or as to the application of any sale or other proceeds with respect thereto by Owner Trustee, as regards Owner Participant.

     7.6.5 RELEASE OF LIEN OF MORTGAGE

     Each of Lessee, Lessor, and Mortgagee agrees that in each instance referred to in the Lease in which a transfer of any property is required to be made by Lessor to Lessee or any other Person (other than Mortgagee), Mortgagee shall, upon request of Lessor and compliance with the applicable provisions of the Lease and the Mortgage (including payment of all amounts then due and payable to each Liquidity Provider and the Policy Provider as Supplemental Rent), promptly execute (at Lessee's cost and expense) such instruments as Lessor or Lessee reasonably requests to evidence the release of the Lien of the Mortgage on such property.

     7.6.6 NON-RECOURSE

     Loan Participant and Mortgagee agree that (a) obligations of Owner Trustee under the Mortgage or any other Operative Agreement and with respect to the Equipment Notes shall be non-recourse to Owner Participant and to FSB, and (b) they will look solely to the income and proceeds from the Trust Estate and the Collateral to the extent available for distribution to Note Holder or Mortgagee as provided in the Mortgage, and neither Owner Participant nor FSB will be personally liable to Loan Participant or Mortgagee for any amounts payable by Owner Trustee under the Mortgage or any other Operative Agreement; PROVIDED, that the foregoing is not intended nor shall it be construed to limit any recourse liability of Owner Participant or FSB to the extent that such liability is expressly set forth in this Agreement or in any of the Operative Agreements or arises by reason of the breach of any representation or warranty or covenant given by such Person (in the case of FSB, in its individual capacity).

     7.6.7 OTHER DOCUMENTS; AMENDMENT

     (a) Each of Owner Participant and Owner Trustee hereby agrees for the benefit of Lessee, the Loan Participants, and Mortgagee not to amend, supplement, or otherwise modify any provision of the Trust Agreement in a manner that could adversely affect such party, without the prior written consent of such party. Notwithstanding the foregoing, so long as the Lease has not been terminated or expired, each Participant, Mortgagee, and Owner Trustee hereby agree for the benefit of Lessee that, without Lessee's consent, they will not amend, supplement, or otherwise modify (1) ss. 3, ss. 9, or ss. 2.05 of the Mortgage, (2) any provision of any Operative Agreement that will affect the stated principal amount of or premium or interest on the Equipment Notes, or (3) any other provision of the Mortgage or Equipment Notes in a manner that could adversely affect Lessee. Mortgagee and Owner Trustee agree to furnish promptly to Lessee copies of any supplement, amendment, waiver, or modification of any of the Operative Agreements to which Lessee is not a party. Each Loan Participant agrees that it will not take any action in respect of the Collateral except through Mortgagee pursuant to the Mortgage or as otherwise permitted by Mortgage.

     (b) Owner Trustee agrees to join with Lessee to the extent that action on its part is necessary or appropriate (1) to cause the following to be duly accomplished in accordance with applicable United States federal Law by the time the Aircraft is delivered under this Agreement and the Lease: (aa) to apply to register the Aircraft in Owner Trustee's name, and (bb) all related action necessary in order for Lessee to have temporary or permanent authority to operate the Aircraft as contemplated by the Lease, and (2) forthwith upon delivery of the Aircraft under this Agreement and the Lease, to cause all necessary documents to be duly filed for recording in accordance with applicable United States federal Law.

     7.6.8 CONSENTS

     Each of each Participant, each Pass-Through Trustee, Subordination Agent, Owner Trustee, and Mortgagee covenants and agrees, for Lessee's benefit, that it shall not unreasonably withhold its consent to any consent or approval requested of it or of Owner Trustee or Mortgagee under the terms of any of the Operative Agreements which by its terms is not to be unreasonably withheld.

     7.6.9 INSURANCE

     Each of Owner Participant, the Pass-Through Trustees, Subordination Agent, and Owner Trustee agrees not to obtain or maintain insurance for its own account as permitted by ss. 11.2 of the Lease if such insurance would limit, increase the cost of, or otherwise adversely affect the coverage of anY insurance required to be obtained or maintained by Lessee pursuant to ss. 11 and Annex D of the Lease.

     7.6.10 EXTENT OF NOTE HOLDER'S INTEREST

     A Note Holder shall not, as such, have any further interest in, or other right with respect to, the Trust Estate or the Collateral when and if the principal and Make-Whole Amount (if any) of and interest on the Equipment Note held by such Note Holder, and all other sums, then due and payable to such Note Holder under any Operative Agreement, have been paid in full.

     7.6.11 FOREIGN REGISTRATION

     (a) Each Participant, Owner Trustee, and Mortgagee hereby agree for Lessee's benefit that, subject to ss. 7.1.2 of the Lease, LesseE shall be entitled to register the Aircraft or cause the Aircraft to be registered in a country other than the United States, if:

     (1) such registration is made only after the Tax Attribute Period, unless Lessee prepays on a lump-sum basis any liability that would be due under the Tax Indemnity Agreement as a result of such registration based upon the assumption that such registration would continue for the remainder of the term of the Permitted Sublease described in clause (3) below;

     (2) no Special Default or Lease Event of Default exists at the time of such registration;

     (3) such proposed change of registration is made in connection with a Permitted Sublease to a Permitted Air Carrier, and such country is such Permitted Air Carrier's domicile;

     (4) such country is a country with which the United States then maintains normal diplomatic relations (or, if Taiwan, the United States then maintains diplomatic relations at least as good as those in effect on the Delivery Date, PROVIDED that Lessee may not effect such registration in Taiwan unless it has obtained the prior written consent of Owner Participant, which Owner Participant may withhold in its sole and absolute discretion); and

     (5) Owner Participant, Owner Trustee, and Mortgagee receive an opinion of counsel (subject to customary exceptions) reasonably satisfactory to Owner Participant (and, while the Policy is in effect, the Policy Provider), addressed to each such party, to the effect that:

     (aa) such country recognizes Owner Trustee's ownership interest in the Aircraft;

     (bb) Lessee's obligations,  and Owner Trustee's rights and remedies,  under
the  Lease  are  valid,   binding,  and  enforceable  under  the  laws  of  such
jurisdiction;

     (cc) after giving effect to such change in registration, (x) Owner Trustee's title continues as a valid and protected interest, (y) the Lien of the Mortgage on Owner Trustee's right, title, and interest in and to the Aircraft and the Lease continue as a valid and duly-perfected first-priority security interest, and (z) all filing, recording, or other action necessary to protect those matters addressed in (x) and (y) above have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording, or other action is necessary, and (2) Owner Participant, Owner Trustee and Mortgagee shall receive a certificate from Lessee that all possible preparations to accomplish such filing, recording, and other action are done, and such filing, recording, and other action are accomplished, and a supplemental opinion to that effect shall be delivered to Owner Participant, Owner Trustee and Mortgagee promptly after the effective date of such change in registration;

     (dd) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of Owner Trustee, Owner Participant, or Mortgagee (or any Affiliate thereof), for Owner Trustee, Owner Participant, or Mortgagee (respectively) to qualify to do business in such jurisdiction as a result of such reregistration or in order to exercise any rights or remedies with respect to the Aircraft pursuant to the Lease;

     (ee) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, if such latter opinion cannot be given in a form satisfactory to Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to Owner Participant is provided to cover such risk); and

     (ff) unless Lessee agrees to provide insurance covering the risk of requisition of use of the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee before such proposed reregistration has obtained such license or permit) for the taking or requisition by such government of such use.

     (b) In addition, as a condition precedent to any change in registration, Lessee shall give to Owner Participant and Mortgagee assurances reasonably satisfactory to each of them:

     (1) that the provisions ofss. 11 of the Lease have been complied with after giving effect to such change of registration;

     (2) of Lessee's payment, on an after-tax basis, of all reasonable out-of-pocket expenses of Lessor, each Participant, and Mortgagee in connection with such change of registry, including (aa) the reasonable fees and disbursements of counsel to Lessee, Lessor, and Mortgagee, (bb) any filing or recording fees, Taxes, or similar payments incurred in connection with the change of registration of the Aircraft and the creation and perfection of the security interest therein in favor of Mortgagee for the benefit of Note Holders, and (cc) all costs and expenses incurred in connection with any filings necessary to continue in the United States the perfection of the security interest in the Aircraft and the Lease in favor of Mortgagee for the benefit of Note Holders; and

     (3) that the tax and other indemnities in favor of each Person named as an indemnitee under any other Operative Agreement afford to each such Person substantially the same protection as provided before such change of registration (or Lessee agrees to provide, or cause to be provided, additional indemnities that, together with such original indemnities, in the reasonable judgment of Owner Participant, Lessor, and Mortgagee, afford such protection).

     7.6.12 OTHER COMMERCIAL RELATIONS UNAFFECTED

     Notwithstanding  anything  to the  contrary  set  forth  in  any  Operative
Agreement:

     (a) except as set forth in the Purchase Agreement Assignment, nothing in the Operative Agreements shall constitute or be deemed to be a waiver by Lessee of any rights, remedies, or claims it may have against Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities, or indemnities in favor of Airframe Manufacturer, Engine Manufacturer, or any subcontractor or supplier of either with respect to any such rights, remedies, or claims of Lessee; and

     (b) neither Airframe Manufacturer, by its execution and delivery of the Consent and Agreement, nor Engine Manufacturer, by its execution and delivery of the Engine Manufacturer Warranty Agreement, shall be deemed to have waived any rights, remedies, or claims which Airframe Manufacturer or Engine Manufacturer (or any subcontractor or supplier of either) has against Lessee; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities, or indemnities in favor of Lessee with respect to any such rights, remedies, or claims of Airframe Manufacturer or Engine Manufacturer (or any subcontractor or supplier of either).

     7.6.13 INTEREST IN CERTAIN ENGINES

     Each Participant, Owner Trustee, and Mortgagee agree, for the benefit of each lessor, conditional seller, or secured party of any airframe or engine leased to, purchased by, or owned by Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement that it will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in any engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     8. CONFIDENTIALITY

     Lessee, Owner Participant, Note Holders, Owner Trustee, and Mortgagee shall keep Annexes B, C, and D and Schedules 1, 2, 3, and 4 to the Lease, the
Participation Agreement, the Purchase Agreement Assignment, and the Tax Indemnity Agreement confidential, and shall not disclose them, or cause them to be disclosed, to any Person, except (a) to prospective and permitted transferees of Lessee's, Owner Participant's, a Note Holder's, each Liquidity Provider's, Policy Provider's, Owner Trustee's, Mortgagee's, or other Mortgage Indemnitee's interest or their counsel, independent insurance brokers, auditors, or other agents who agree to hold such information confidential, (b) to Lessee's, Owner Participant's, a Note Holder's, each Liquidity Provider's, Policy Provider's, a Pass-Through Trustee's, Owner Trustee's, Mortgagee's, or other Mortgage Indemnitee's counsel, independent insurance brokers, auditors, or other agents, Affiliates, or investors who agree to hold such information confidential, (c) as may be required by any statute, court, or administrative order or decree, legal process, or governmental ruling or regulation, including those of any applicable insurance regulatory bodies (including the National Association of Insurance Commissioners), federal or state banking examiners, Internal Revenue Service auditors, or any stock exchange, (d) with respect to Lessee and Owner Participant, by mutual agreement of such parties, (e) with respect to a Note Holder or any Pass-Through Trustee, to a nationally-recognized rating agency for the purpose of obtaining a rating on the Equipment Notes or the Pass-Through Trust Certificates or to support an NAIC rating for the Equipment Notes, or (f) to such other Persons as are reasonably deemed necessary by the disclosing party in order to protect the interests of such party or for the purposes of enforcing such documents by such party; PROVIDED, that any and all disclosures permitted by clauses (c), (d), (e), and (f) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons making such disclosures.

     9. INDEMNIFICATION AND EXPENSES

     9.1 GENERAL INDEMNITY

     9.1.1 INDEMNITY

     Whether or not any of the Transactions are consummated, Lessee shall indemnify, protect, defend, and hold harmless each Indemnitee from, against, and in respect of, and shall pay on a net after-tax basis, any and all Expenses of any kind or nature whatsoever, including those imposed on, incurred or suffered by, or asserted against any Indemnitee, relating to, based on, resulting from, or arising out of or in connection with, in each case directly or indirectly, any one or more of the following:

     (a)  the  Operative  Agreements,   the  Pass-Through  Agreements,   or  the
enforcement of any of the terms of any of the Operative Agreements or the Pass-Through Agreements;

     (b) the Aircraft, the Airframe, any Engine, or any Part, including, with respect thereto, (1) the manufacture, design, purchase, acceptance, nonacceptance, rejection, ownership, registration, reregistration, deregistration, delivery, nondelivery, lease, sublease, assignment, possession, use, non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery, or other disposition of the Aircraft, any Engine, or any Part, (2) any claim or penalty arising out of violations of applicable Laws, (3) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive, or imputed, and including strict liability and liability without fault), (4) death or property damage of passengers, shippers, or others, (5) environmental control, noise, or pollution, (6) any claim for patent, trademark, or copyright infringement and (7) any Liens in respect of the Aircraft, any Engine, or any Part;

     (c) the offer, sale, or delivery of any Equipment Notes, Pass-Through Certificates, or any interest therein or represented thereby; and

     (d) any breach of or failure to perform or observe, or any other noncompliance with, any covenant, agreement, or other obligation to be performed by Lessee under any Lessee Operative Agreement, or any Pass-Through Agreement, or the falsity of any representation or warranty of Lessee in any Lessee Operative Agreement or any Pass-Through Agreement, other than in the Tax Indemnity Agreement.

                        9.1.2                         EXCEPTIONS

            Notwithstanding anything in ss. 9.1.1, Lessee shall not be required to indemnify, protect, defend, and hold harmless any Indemnitee pursuant tO ss.
9.1.1 against any Expense of such Indemnitee:

     (a) for any Taxes or a loss of Tax benefit, whether or not Lessee is required to indemnify therefor pursuant to ss. 9.3 or the TaX Indemnity Agreement (other than amounts required to be paid to render the payment of any Expense payable under ss. 9.1.1 on aN after-tax basis);

     (b) except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to Lessee's performance of its obligations pursuant to the terms of the Lessee Operative Agreements) that occur after: (1) with respect to the Airframe, any Engine, or any Part, the return of possession (which, if the Aircraft is placed in storage as provided inss. 5 of the Lease, is the date that the Aircraft is placed in storage) of such Airframe, Engine, or Part pursuant to the Lease (other than pursuant toss. 15 thereof, in which case Lessee's liability under thisss. 9.1 shall survive for so long as Lessor iS entitled to exercise remedies under suchss. 15 or in connection with Lessee in the event of exercise of its early termination option underss. 9 of the Lease or its purchase options underss. 17.3 of the Lease), and (2) the termination of the Term in accordance witH the Lease;

     (c) to the extent attributable to any Transfer (voluntary or involuntary) by or on behalf of such Indemnitee of any Equipment Note or interest therein, except (1) for out-of-pocket costs and expenses incurred as a result of any such Transfer pursuant to the exercise of remedies under any Operative Agreement resulting from a Lease Event of Default, and (2) as otherwise required by the terms of ss. 2.15 of the Mortgage or ss. 11 hereof;

     (d) to the extent attributable to any Transfer (voluntary or involuntary) by or on behalf of Owner Participant of any interest in the Aircraft or the Trust Estate, except for out-of-pocket costs and expenses incurred as a result of such Transfer during the existence of a Lease Event of Default (or in connection with Lessee in the event of exercise of its early termination option under ss. 9 of the Lease or its purchase options under ss. 17.3 of the Lease);

     (e) to the extent attributable to the gross negligence or willful misconduct of such Indemnitee or any related Indemnitee (as defined below) (other than gross negligence or willful misconduct imputed to such Person by reason of its interest in the Aircraft or any Operative Agreement);

     (f) in the case of FSB, to the extent attributable to matters enumerated in the proviso toss. 14;

     (g) to the extent attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Agreement or any Pass-Through Agreement;

     (h) to the extent attributable to the failure, by such Indemnitee or any related Indemnitee, to perform or observe any agreement, covenant, or condition on its part to be performed or observed in any Operative Agreement or any Pass-Through Agreement;

     (i) to the extent attributable to the offer or sale by such Indemnitee or any related Indemnitee of any interest in the Aircraft, the Equipment Notes, the Pass-Through Trust Certificates, the Trust Estate, or the Trust Agreement, or any similar interest, in violation of the Securities Act or other applicable federal, state, or foreign securities Laws (other than any thereof caused by the acts or omissions of Lessee or any person acting on behalf of Lessee);

     (j) (1) with respect to Mortgagee, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Mortgage, (2) with respect to Owner Trustee, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Trust Agreement, (3) with respect to Subordination Agent, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Intercreditor Agreement, (4) with respect to the Pass-Through Trustees, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Pass-Through Trust Agreements, (5) with respect to Escrow Agent, to the extent attributable to its negligence or willful misconduct in the payment of funds received and payable by it in accordance with any Escrow Agreement, (6) with respect to Depository, to the extent attributable to Depository's failure to pay funds payable by it in accordance with any Deposit Agreement, and (7) with respect to Paying Agent, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with any Escrow Agreement,

     (k) other than during the existence of a Lease Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers, or consents with respect to any Operative Agreement or Pass-Through Agreement, other than any requested by Lessee or required by or made pursuant to the terms of the Operative Agreements or Pass-Through Agreements (unless such requirement results from the actions of an Indemnitee not required by or made pursuant to the Operative Agreements or the Pass-Through Agreements);

     (l) to the extent attributable to any amount which any Indemnitee expressly agrees to pay or such Indemnitee expressly agrees shall not be paid by or be reimbursed by Lessee;

     (m) to the extent that it is an ordinary and usual operating or overhead expense of such Indemnitee;

     (n) with respect to Owner Participant or Owner Trustee, or any related Indemnitee, to the extent attributable to the deregistration of the Aircraft under the Transportation Code as a result of the failure of such Person (or any related Indemnitee of such Person) to be a Citizen of the United States as a result of any act (other than reregistration of the Aircraft pursuant to ss.
7.1.2 of thE Lease) of Owner Participant or Owner Trustee or any related Indemnitee of such Person (not taken at the request of Lessee);

     (o) for any Lessor Lien attributable to such Indemnitee or any related Indemnitee;

     (p) to the extent constituting principal, Make-Whole Amount, or interest on the Equipment Notes attributable solely to a Mortgage Event of Default not constituting a Lease Event of Default; or

     (q) to the extent incurred by or asserted against an Indemnitee other than Owner Participant (but without limiting the other provisions of this ss. 9.1.2, including clauses (g) and (h), as to Owner Participant) as a result of any "prohibited transaction", within thE meaning of ERISA ss. 406 or Code ss. 4975(c)(1).

     With respect to the Pass-Through Indemnitees, Lessee's obligations under this ss. 9.1 shall be limited to the same extent that Lessee'S obligations are limited in clause (5) of the definition of Supplemental Rent. In addition, "Expenses" payable by Lessee pursuant to this ss. 9.1 shall bE deemed not to include amounts payable under clauses (2), (3), (4), and (5) of the definition of Supplemental Rent in the Lease, the "Lease" for any other "Leased Aircraft", or the third paragraph of ss. 2.02 of any "Owned Aircraft Indenture" (each as defined in the Note Purchase Agreement), in each case, assuming each such definition or third paragraph is in the form attached as Exhibit A-1 or C-2, as the case may be, to the Note Purchase Agreement as originally in effect (which amounts shall be payable as Supplemental Rent or "Supplemental Rent" under a "Lease", or pursuant to ss. 2.02 of the Mortgage, aS applicable).

            For purposes of this ss. 9.1, a Person shall be considered a "related Indemnitee" of an Indemnitee if that Person is an Affiliate or employer oF such Indemnitee, a director, officer, employee, or agent of such Indemnitee or any such Affiliate, or a successor or permitted assignee of any of the foregoing; PROVIDED, that Owner Trustee and FSB shall not be deemed to be related Indemnitees of Owner Participant merely because of their trust or fiduciary relationships.

     9.1.3 SEPARATE AGREEMENT

     This Agreement constitutes a separate agreement with respect to each Indemnitee, and is enforceable directly by each such Indemnitee.

     9.1.4 NOTICE

     If an Indemnitee makes a claim for any Expense indemnifiable under this ss. 9.1, such Indemnitee shall give prompt written notice thereof tO Lessee. Notwithstanding the foregoing, any Indemnitee's failure to notify Lessee as provided in this ss. 9.1.4, or in ss. 9.1.5, shall not release Lessee fRom any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to Lessee (in which event Lessee shall not be responsible for such additional expense) or materially impairs Lessee's ability to contest such claim.

     9.1.5 NOTICE OF PROCEEDINGS; DEFENSE OF CLAIMS; LIMITATIONS


     (a) If any action, suit, or proceeding for which Lessee is responsible under this ss. 9.1 is brought against any Indemnitee, such Indemnitee shall notify Lessee of the commencement thereof, and Lessee may, at its expense, participate in and, to the extent that it so desires (subject to the provisions of the following paragraph), assume and control its defense and, subject to ss. 9.1.5(c), settle or compromise it. Unless OwneR Participant agrees in writing otherwise, no settlement of any claim hereunder may require Owner Participant to agree to any remedy apart from the payment of money damages (for which such payment of money damages Lessee will in any event indemnify the Indemnitees).

     (b) Lessee or its insurer(s) shall have the right, at its or their expense, to investigate or, if Lessee or its insurer(s) agree not to dispute liability to the Indemnitee giving notice of such action, suit, or proceeding under this ss.
9.1.5 for indemnification hereunder or under anY insurance policies pursuant to which coverage is sought, control the defense of, any action, suit, or proceeding, relating to any Expense for which indemnification is sought pursuant to this ss. 9.1, and each Indemnitee shall cooperate with Lessee or its insurer(s) with respect thereto; PROVIDED, thaT Lessee shall not be entitled to control the defense of any such action, suit, or proceeding, or to settle or compromise any such Expense, (i) while any Special Default or Lease Event of Default under ss. 14.1 of the Lease exists, or (ii) if such action, suit, or proceeding will involve a material risk of thE sale, forfeiture, or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, the Trust Estate, or any part thereof, unless Lessee shall have posted a bond or other security or collateral satisfactory to Owner Participant and Mortgagee in respect to such risk, or (iii) if such action, suit, or proceeding could in the good faith opinion of such Indemnitee entail any risk of criminal liability or material civil liability or present a conflict of interest making separate representation necessary. In connection with any such Lessee-controlled action, suit, or proceeding, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Lessee, provided that such Indemnitee's participation does not, in the reasonable opinion of the independent counsel appointed by Lessee or its insurers to conduct such proceedings, interfere with the defense of such case.

     (c) In no event shall any Indemnitee enter into a settlement or other compromise with respect to any Expense without Lessee's prior written consent (which shall not be unreasonably withheld or delayed), unless such Indemnitee waives its right to be indemnified with respect to such Expense under this ss. 9.1.

     (d) To the extent that any Expense indemnified by Lessee hereunder may be covered by insurance maintained by Lessee, at Lessee's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend, or compromise that Expense as may be required to retain the benefits of the insurance for that Expense.

     (e) If an Indemnitee is not a party to this Agreement, Lessee may require that Indemnitee to agree in writing to the terms of this ss. 9 and ss. 15.8 before making any payment to such Indemnitee under this ss. 9.

     (f) Nothing herein shall be deemed to be an assumption by Lessee of obligations of Owner Trustee with respect to, or a guarantee by Lessee of, any amounts payable by Owner Trustee upon Equipment Notes or a guarantee of any residual value of the Aircraft.

     (g) Nothing in this ss. 9.1.5 shall require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto.

     9.1.6 INFORMATION

     Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee (but in Lessee's control or reasonably available to Lessee) which such Indemnitee reasonably requests, and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under ss. 9.1.5 and to control or participate in any proceeding to the extent permitted by ss. 9.1.5. The IndemniTee shall supply Lessee with such information not within the control of Lessee (but in such Indemnitee's control or reasonably available to such Indemnitee) which Lessee reasonably requests to control or participate in any proceeding to the extent permitted by ss. 9.1.5.

     9.1.7 EFFECT OF OTHER INDEMNITIES; SUBROGATION; FURTHER ASSURANCES

     Upon payment in full by or on behalf of Lessee of any indemnity provided for under this Agreement, without any further action and to the full extent permitted by Law, Lessee will be subrogated to all rights and remedies of the Person indemnified (other than with respect to any of such Indemnitee's insurance policies or in connection with any indemnity claim of such Indemnitee under ss. 5.03 or ss. 7 of the Mortgage or ss. 5.3 or ss. 7 of the Trust Agreement) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with Lessee to permit Lessee to pursue any such claims, to the extent reasonably requested by Lessee and at Lessee's expense.

     9.1.8 REFUNDS

     If an Indemnitee receives any refund, in whole or in part, with respect to any Expense paid by or on behalf of Lessee hereunder, that Indemnitee will promptly pay the amount refunded (but not an amount in excess of the amount Lessee or any of its insurers has paid in respect of such Expense) over to Lessee unless a Lease Event of Default exists, in which case such amount shall be paid over to Owner Trustee (or, if the Mortgage has not been discharged, to Mortgagee) to hold as security for Lessee's obligations under the Lessee Operative Agreements or, if requested by Lessee, applied to satisfy those obligations. Any subsequent loss of such recovery or tax benefit or refund shall be subject to the provisions of ss. 9.1 and ss. 9.3.

     9.2 EXPENSES

     9.2.1 INVOICES AND PAYMENT

     Each of Owner Trustee, Mortgagee, Owner Participant, the Pass-Through Trustees, and Subordination Agent shall promptly submit to Lessee for its prompt approval (which shall not be unreasonably withheld) copies of invoices in reasonable detail of the Transaction Expenses for which it is responsible for providing information as they are received (and not later than the 90th day after the Delivery Date). If so submitted and approved, Owner Participant agrees promptly (and not later than the later of (i) the 105th day after the Delivery Date and (ii) the tenth Business Day following such approval) to pay such Transaction Expenses . Notwithstanding the foregoing, Lessee at its sole option shall have the right to pay directly any and all Transaction Expenses payable to Lessee Advisor or Lessee's counsel or (if such payment does not result in adverse tax consequences to Owner Participant) to any other Person. If Owner Participant fails to pay any Transaction Expense that it is obligated to pay hereunder, Lessee shall pay such Transaction Expense. Any such payment by Lessee shall not affect Owner Participant's obligations or Lessee's rights against Owner Participant for its failure to make any such payment.

     9.2.2 PAYMENT OF OTHER EXPENSES

     Lessee shall pay (a) the ongoing fees and expenses of Owner Trustee and Mortgagee, and (b) all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel) incurred by any Participant attributable to (1) any transfer of title to the Aircraft or any Engine contemplated by ss. 4.5 of the Lease, or (2) any waiver, amendment, or modification of any Operative Agreement to the extent requested by Lessee.

     9.2.3 INDEMNIFICATION INTEREST

     Lessee will pay to each Indemnitee upon demand, to the extent permitted by applicable Law, interest at the Past Due Rate on any amount of indemnity not paid when due pursuant to this ss. 9 until the same shall be paid.

     9.3 GENERAL TAX INDEMNITY

     9.3.1 GENERAL

     Except as provided in ss. 9.3.2, Lessee agrees that each payment of Rent paid by Lessee pursuant to the Lease, and any other payment or indemnitY paid by Lessee to a Tax Indemnitee under any Operative Agreement, shall be free of all withholdings or deductions with respect to Taxes of any nature, and if Lessee is required by applicable law to make any such withholding or deduction for any such payment, (a) Lessee shall make all such withholdings or deductions, (b) the amount payable by Lessee shall be increased so that, after making all required withholdings or deductions, such Tax Indemnitee receives the same amount that it would have received had no such withholdings or deductions been made, and (c) Lessee shall pay the full amount withheld or deducted to the relevant Taxing Authority in accordance with applicable law. Lessee further agrees that, if it is required to withhold from any payment of Basic Rent, Stipulated Loss Value (and amounts determined by reference thereto), and amounts payable upon exercise of Lessee's purchase option pursuant to ss. 17.3 of the Lease, any Tax imposed upon Owner Participant or Owner Trustee (including any withholding Tax based on income or receipts of Owner Participant or Owner Trustee), and such Tax is excluded from indemnification pursuant to ss. 9.3.2, Lessee shall pay such additional amount (if any) required so that thE total amount paid by Lessee (after making all required withholdings) is equal to (assuming timely payment of the Equipment Notes before the relevant Payment Date) the aggregate principal amount of scheduled installments due on the Equipment Notes outstanding on the relevant Payment Date, together with accrued and unpaid interest, due on the Equipment Notes; and Owner Participant or Owner Trustee (as applicable) shall reimburse Lessee for any such additional amounts within two Business Days after demand therefor. Except as provided in ss. 9.3.2, and whether or not any of the Transactions arE consummated, Lessee shall pay, indemnify, protect, defend, and hold harmless on an after-tax basis each Tax Indemnitee from all Taxes imposed by any Taxing Authority imposed on or asserted against any Tax Indemnitee or the Aircraft, the Airframe, any Engine, or any Part, or any interest in any of the foregoing (whether or not indemnified against by any other Person), upon or with respect to the Operative Agreements and the Pass-Through Agreements, their execution, or the transactions or payments contemplated thereby, including any Tax imposed upon or with respect to (w) the Aircraft, the Airframe, any Engine, any Part, any Operative Agreement (including any Equipment Notes, their issuance, acquisition, transfer or refinancing or the payment of principal, interest, premium or other amounts with respect thereto), any Pass-Through Agreement, any data, or any other thing delivered or to be delivered under an Operative Agreement, (x) the purchase, manufacture, acceptance, rejection, sale, transfer of title, return, ownership, mortgaging, delivery, transport, charter, rental, lease, re-lease, sublease, assignment, possession, repossession, presence, use, condition, storage, preparation, maintenance, modification, alteration, improvement, operation, registration, transfer or change of registration, reregistration, repair, replacement, overhaul, location, control, imposition of any Lien (other than a Lessor Lien), financing, refinancing requested by Lessee, abandonment, or other disposition of the Aircraft, the Airframe, any Engine, any Part, any data, or any other thing delivered or to be delivered under an Operative Agreement, (y) rent, interest, fees, or other income, proceeds, receipts, or earnings, whether actual or deemed, arising upon, in connection with, or in respect of any of the Operative Agreements (including the property or income or other proceeds with respect to property held as part of the Trust Estate) or the transactions contemplated thereby, or (z) the Pass-Through Certificates, their issuance or acquisition, or the payment of any amounts thereof.

     9.3.2 CERTAIN EXCEPTIONS

     The provisions of ss. 9.3.1 shall not apply to, and Lessee shall have no liability hereunder for, Taxes:

     (a) imposed on a Tax Indemnitee by the federal government of the United States or any Taxing Authority or governmental subdivision of the United States or any state or local Taxing Authority (1) on, based on, or measured by gross or net income or gross or net receipts, including capital gains taxes, excess profits taxes, minimum taxes from tax preferences, alternative minimum taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes and estate taxes, and any withholding taxes on, based on, or measured by gross or net income or receipts, or (2) on, or with respect to, or measured by capital or net worth or in the nature of a franchise tax or a tax for the privilege of doing business (other than, in the case of clause (1) or (2), Taxes in the nature of sales, use, license, value added (to the extent not imposed as a substitute for an income tax), transfer, stamp, ad valorem, or property Taxes);

     (b) imposed on a Tax Indemnitee by any Taxing Authority or governmental subdivision thereof or therein outside of the United States (including any Taxing Authority in or of a territory, possession, or commonwealth of the United States) (1) on, based on, or measured by gross or net income or receipts, including capital gains taxes, excess profits taxes, minimum taxes from tax preferences, alternative minimum taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes and estate taxes, and any withholding taxes on, based on, or measured by gross or net income or receipts, or (2) on, or with respect to, or measured by capital or net worth or in the nature of a franchise tax or a tax for the privilege of doing business (other than, in the case of clause (1) or (2), Taxes in the nature of
(aa) sales, use, license, value added (to the extent not imposed as a substitute for an income tax), transfer, stamp, ad valorem, or property Taxes, or (bb) any Taxes imposed by any Taxing Authority (other than a Taxing Authority within whose jurisdiction such Tax Indemnitee is incorporated or organized or maintains its principal place of business) if such Tax Indemnitee would not have been
subject  to  such  Taxes  by  such   jurisdiction  but  for  (i)  the  location,
registration, use, or operation of the Aircraft, the Airframe, any Engine, or any Part thereof by a Lessee Person within the jurisdiction of the Taxing Authority imposing such Tax, or (ii) the activities of any Lessee Person (except for activities of a Lessee Person who is not an Affiliate, successor, or assign of Lessee acting in its capacity other than as a Lessee Person, which activities are unrelated to the transactions contemplated by the Operative Agreements) in such jurisdiction, including use of any other aircraft by Lessee in such jurisdiction, (iii) the status of any Lessee Person as a foreign entity or as an entity owned in whole or in part by foreign persons, (iv) Lessee's having made (or having been deemed to have made) payments to such Tax Indemnitee from the relevant jurisdiction, or (v) in the case of the Pass-Through Trustees, any Participant, or any related Tax Indemnitee, Lessee's being incorporated, organized, or maintaining a place of business in such jurisdiction);

     (c) on, with respect to, or measured by any trustee fees, commissions, premiums, or compensation received by Owner Trustee, Pass-Through Trustee, Subordination Agent, Policy Provider or Mortgagee;

     (d) on the Trust or the Trust Estate that result from treatment of the Trust or the Trust Estate as an entity, such as a corporation, separate and apart from Owner Participant;

     (e) that are being contested as provided inss. 9.3.4 during the pendency of such contest;

     (f) imposed on any Tax Indemnitee to the extent that such Taxes result from the gross negligence or willful misconduct of such Tax Indemnitee or any Affiliate thereof (other than the gross negligence or willful misconduct imputed to such Tax Indemnitee by reason of such Tax Indemnitee's participation in the transactions contemplated by the Operative Agreements);

     (g) imposed on or with respect to a Tax Indemnitee (including the transferee in those cases in which the Tax on transfer is imposed on, or is collected from, the transferee) as a result of a transfer or other disposition (including a deemed transfer or disposition) by such Tax Indemnitee or a related Tax Indemnitee (or, in the case of Owner Participant, by Owner Trustee, or, in the case of Taxes imposed on a transferee, by the transferor) of any interest in the Aircraft, the Airframe, any Engine, or any Part, the Rent (other than the assignment of Rent to Mortgagee pursuant to the Mortgage), the Trust, the Trust Estate, the Collateral, the Lease, or any interest arising under the Operative Agreements or any Equipment Note or a transfer or disposition (including a deemed transfer or disposition) of any interest in a Tax Indemnitee (other than
(1) a substitution, replacement, modification, pooling, or improvement of the Aircraft, the Airframe, any Engine or any Part by a Lessee Person that is treated for Tax purposes as a transfer or disposition, (2) a transfer pursuant to an exercise of remedies upon a then-existing Lease Event of Default, (3) a transfer pursuant toss. 17.3 orss. 9 of the Lease, or (4) a transfer pursuant to an Event of Loss);

     (h) in excess of those that would have been imposed had there not been a transfer or other disposition by or to such Tax Indemnitee or a related Tax Indemnitee described in clause (g) of this ss. 9.3.2;

     (i) imposed on Owner Participant and indemnified by Lessee pursuant to the Tax Indemnity Agreement;

     (j) imposed with respect to any period after the expiration or earlier termination of the Term and, if required pursuant to the terms of the Lease, the return of possession of the Aircraft to Lessor or placement in storage at the request of Lessor in accordance with the Lease (PROVIDED, that this clause (j) shall not apply to Taxes imposed after such period arising as a result of payments by Lessee under the Operative Agreements after such period or are attributable to events occurring prior to or coincident with such expiration or earlier termination of the Term);

     (k) consisting of any interest, penalties, or additions to tax imposed on a Tax Indemnitee as a result (in whole or in part) of a failure of such Tax Indemnitee or a related Tax Indemnitee to file any return properly and timely, unless such failure is caused by Lessee's failure to fulfill its obligations, if any, under ss. 9.3.6 with respect to such return;

     (l) resulting from, or that would not have been imposed but for, any Lessor Liens arising as a result of claims against, or acts or omissions of, or otherwise attributable to such Tax Indemnitee or a related Tax Indemnitee;

     (m) imposed on any Tax Indemnitee as a result of the breach by such Tax Indemnitee or a related Tax Indemnitee of any covenant of such Tax Indemnitee or any Affiliate thereof contained in any Operative Agreement or the inaccuracy of any representation or warranty by such Tax Indemnitee or any Affiliate thereof in any Operative Agreement;

     (n) in the nature of an intangible or similar Tax (1) upon or with respect to the value or principal amount of the interest of any Loan Participant or any Note Holder in any Equipment Note or the loan evidenced thereby, or (2) upon or with respect to the value of the interest of Owner Participant in the Trust Estate or the Trust, in each case only if such Taxes are in the nature of franchise Taxes or result from the conduct of business by such Tax Indemnitee in the taxing jurisdiction and are imposed because of the place of incorporation or the activities unrelated to the Transactions in the taxing jurisdiction of such Tax Indemnitee;

     (o) that is included in Lessor's Cost and paid to the appropriate Taxing Authority;

     (p) other than any Tax described in ss. 9.3.2(b) hereof, imposed on a Tax Indemnitee by a Taxing Authority of a jurisdiction outside thE United States, to the extent that such Taxes would not have been imposed but for a connection between the Tax Indemnitee or a related Tax Indemnitee and such jurisdiction imposing such Tax unrelated to the Transactions; or

     (q) relating to ERISA or to Codess. 4975.

            For purposes hereof, a Tax Indemnitee and any other Tax Indemnitees who are successors, assigns, agents, or Affiliates of such Tax Indemnitee shall be related Tax Indemnitees; PROVIDED, that neither Mortgagee nor any Loan Participant shall be deemed a related Tax Indemnitee as to Lessor or Owner Participant merely because of the assignment made in the Mortgage.

     9.3.3 PAYMENT

     (a) Without regard to ss. 9.3.2(a), (b), or (h) hereof, Lessee's indemnity obligation to a Tax Indemnitee under this ss. 9.3 shall be The amount which, after taking into account any Tax imposed upon the receipt or accrual of the amounts payable under this ss. 9.3 and any tax benefits actuallY recognized by such Tax Indemnitee as a result of the indemnifiable Tax (including any benefits recognized as a result of such Tax Indemnitee's use of an indemnifiable Tax as a credit against Taxes not indemnifiable under this ss. 9.3), equals the amount of the Tax indemnifiable under this ss. 9.3.

     (b) At Lessee's request, the computation of the amount of any indemnity payment owed by Lessee or any amount owed by a Tax Indemnitee to Lessee pursuant to this ss. 9.3 shall be verified and certified by an independent public accounting firm selected by such Tax Indemnitee and reasonablY satisfactory to Lessee. Such verification shall be binding. The costs of such verification
(including the fee of such public accounting firm) shall be borne by Lessee unless such verification results in an adjustment in Lessee's favor of 5% or more of the net present value of the payment as computed by such Tax Indemnitee, in which case such Tax Indemnitee shall pay those costs.

     (c) Each Tax Indemnitee shall provide Lessee with such certifications, and such information and documentation in such Tax Indemnitee's possession, as Lessee reasonably requests to minimize any indemnity payment pursuant to this ss. 9.3; PROVIDED, that notwithstanding anything to the contrarY in this ss. 9.3.3(c), no Tax Indemnitee shall be required to provide Lessee with any Tax returns.

     (d) Each Tax Indemnitee shall promptly forward to Lessee any written notice, bill, or advice that such Tax Indemnitee receives from any Taxing Authority concerning any Tax for which it seeks indemnification under this ss.
9.3. Lessee shall pay any amount for which it is liable pursuant tO this ss. 9.3 directly to the appropriate Taxing Authority if legally permissible, or upon demand of a Tax Indemnitee, to such Tax Indemnitee within 30 dayS of such demand (or, if a contest occurs in accordance with ss. 9.3.4, within 30 days after a Final Determination (as defined below)), but in no event morE than one Business Day before the related Tax is due. If requested by a Tax Indemnitee in writing, Lessee shall furnish to the appropriate Tax Indemnitee the original or a certified copy of a receipt for Lessee's payment of any Tax paid by Lessee, or such other evidence of payment of such Tax as is acceptable to such Tax Indemnitee. Lessee shall also furnish promptly upon written request such data as any Tax Indemnitee reasonably requires to enable such Tax Indemnitee to comply with the requirements of any taxing jurisdiction, unless such data are not reasonably available to Lessee or (unless such data are specifically requested by a Taxing Authority) are not customarily furnished by domestic air carriers under similar circumstances. For purposes of this ss. 9.3, a "FINAL DETERMINATION" is (1) a decision, judgment, decree, or other order by any court of competent jurisdiction that occurs pursuant to thE provisions of ss. 9.3.4, which decision, judgment, decree, or other order has become final and unappealable, (2) a closing agreement or settlement agreemenT entered into in accordance with ss. 9.3.4 that has become binding and is not subject to further review or appeal (absent fraud, misrepresentation, etc.), oR (3) the termination of administrative proceedings and the expiration of the time for instituting a claim in a court proceeding.

     (e) If any Tax Indemnitee actually realizes a tax savings by reason of any Tax paid or indemnified by Lessee pursuant to this ss. 9.3 (whether such tax savings arise by means of a foreign tax credit, depreciation or cost recovery deduction, or otherwise), and such savings are not otherwise taken into account in computing such payment or indemnity, such Tax Indemnitee shall pay to Lessee an amount equal to the lesser of (1) the amount of such tax savings, plus any additional net tax savings recognized as the result of any payment made pursuant to this sentence, when, as, if, and to the extent realized, and (2) the amount of all payments pursuant to this ss. 9.3 by Lessee to such Tax Indemnitee (less any payments previously made bY such Tax Indemnitee to Lessee pursuant to this ss. 9.3.3(e)) (and the excess, if any, of the amount described in clause (1) over the amount described iN clause (2) shall be carried forward and applied to reduce PRO TANTO any subsequent obligations of Lessee to make payments to such Tax Indemnitee pursuant to this ss. 9.3); PROVIDED, that such Tax Indemnitee shall not be required to make any payment pursuant to this sentence so long as a Special Default or A Lease Event of Default of a monetary nature exists. If a tax benefit is later disallowed or denied, the disallowance or denial shall be treated as a Tax indemnifiable under ss. 9.3.1 without regard to the provisions of ss. 9.3.2 (other than ss. 9.3.2(f)). Each such Tax Indemnitee shall in good faitH use reasonable efforts in filing its tax returns and in dealing with Taxing Authorities to seek and claim any such tax benefit.

     9.3.4 CONTEST

     (a) If a written claim is made against a Tax Indemnitee for Taxes that Lessee could be liable to pay or indemnify for hereunder, or if a Tax Indemnitee determines that a Tax is due and that Lessee could have an indemnity obligation for that Tax hereunder, such Tax Indemnitee shall promptly notify Lessee in writing of such claim (PROVIDED, that failure so to notify Lessee shall not relieve Lessee of its indemnity obligations hereunder unless the failure to notify effectively forecloses Lessee's rights to require a contest of such claim), and shall take no action with respect to such claim without Lessee's prior written consent for 30 days following Lessee's receipt of such notice; PROVIDED, that, if applicable Law requires such Tax Indemnitee to take action before the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, so inform Lessee, and such Tax Indemnitee shall take no action for as long as it is legally able to avoid taking action (and a Tax Indemnitee shall be entitled to pay the Tax claimed and sue for a refund before the end of such 30-day period if (1)(aa) the failure to pay the Tax would result in substantial penalties (unless immediately reimbursed by Lessee) and the act of paying the Tax would not materially prejudice the right to contest, or (bb) the failure to pay would result in criminal penalties, and (2) such Tax Indemnitee shall take any action so required in connection with so paying the Tax in a manner that is the least prejudicial to the pursuit of the contest). In addition, such Tax Indemnitee shall (provided that Lessee shall have agreed to keep such information confidential other than to the extent necessary in order to contest the claim) furnish Lessee with copies of any requests for information from any Taxing Authority relating to such Taxes with respect to which Lessee may be required to indemnify hereunder. If requested by Lessee in writing within 30 days after its receipt of such notice, such Tax Indemnitee shall, at Lessee's expense (including all reasonable costs, expenses, and reasonable attorneys' and accountants' fees and disbursements), in good faith contest (or, if permitted by applicable law, allow Lessee to contest) through appropriate administrative and judicial proceedings the validity, applicability, or amount of such Taxes by (x) resisting payment thereof, (y) not paying the Taxes except under protest if protest is necessary and proper, or (z) if the payment is made, using reasonable efforts to obtain a refund thereof in an appropriate administrative or judicial proceeding. If requested to do so by Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to pursue any appeals to the United States Supreme Court. If and to the extent that the Tax Indemnitee is able to separate the contested issue(s) from other issues arising in the same administrative or judicial proceeding that are unrelated to the Transactions without (in such Tax Indemnitee's good faith judgment) adversely affecting such Tax Indemnitee, such Tax Indemnitee shall permit Lessee to control the conduct of any such proceeding and shall provide to Lessee (at Lessee's cost and expense) with such information or data in such Tax Indemnitee's control or possession and reasonably necessary to conduct such contest (other than such Tax Indemnitee's federal income Tax returns) in which case Lessee shall keep such Tax Indemnitee reasonably informed concerning the progress of such contest. If the contest is being controlled by a Tax Indemnitee, such Tax Indemnitee shall consult with Lessee in good faith regarding the manner of contesting such claim and shall keep Lessee reasonably informed regarding the progress of such contest. A Tax Indemnitee shall not fail to take any action expressly required by this ss. 9.3.4 (including anY action regarding any appeal of an adverse determination with respect to any claim) or settle or compromise any claim without Lessee's prior written consent (except as contemplated by ss. 9.3.4(b) or (c)).

     (b) Notwithstanding the foregoing, in no event shall a Tax Indemnitee be required to pursue any contest (or to permit Lessee to pursue any contest) unless (1) Lessee agrees to pay to such Tax Indemnitee on demand and on an after-tax basis all reasonable costs and expenses that such Tax Indemnitee incurs in connection with contesting such Taxes, including all reasonable out-of-pocket costs and expenses and reasonable attorneys' and accountants' fees and disbursements, (2) if such contest involves the payment of the claim, Lessee advances the amount thereof (to the extent indemnified hereunder) plus interest, penalties, and additions to tax with respect thereto that are required to be paid before commencing the contest on an interest-free net after-Tax basis to such Tax Indemnitee, (3) such Tax Indemnitee does not reasonably determine that the action to be taken will result in any material risk of forfeiture, sale, or loss of the Aircraft (unless Lessee makes provisions to protect the interests of any such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee) (PROVIDED, that such Tax Indemnitee shall notify Lessee in writing promptly after it becomes aware of any such risk), (4) no Lease Event of Default exists, unless Lessee has provided security for its obligations hereunder by advancing to such Tax Indemnitee, before proceeding or continuing with such contest, the amount of the Tax being contested, plus any interest and penalties and an amount estimated in good faith by such Tax Indemnitee for expenses, (5) before commencing any judicial action controlled by Lessee, Lessee acknowledges its liability for such claim hereunder in writing, PROVIDED, that Lessee shall not be bound by its acknowledgment if the Final Determination articulates conclusions of law and fact that demonstrate that Lessee has no liability for the contested amounts hereunder, (6) such Tax Indemnitee shall have received at Lessee's sole expense, an opinion independent tax counsel, such counsel to be selected by Lessee and reasonably satisfactory to such Tax Indemnitee ("Tax Counsel"), to the effect that a reasonable basis, within the meaning of ABA Formal Opinion No. 85-352, exists for contesting such claim, (7) the amount of payments or indemnification that would be required as a result of such adjustment, when aggregated with further potential payments or adjustments where the subject matter of the proposed adjustment is of a continuing nature, as to the Aircraft and all other aircraft operated by Lessee, shall be at least $10,000, and (8) the issue shall not be substantially identical as an issue previously contested hereunder and decided adversely, unless such Tax Indemnitee shall have received, at Lessee's sole expense, a written opinion, in form and substance reasonably satisfactory to such Tax Indemnitee, of Tax Counsel to the effect that the applicable circumstances or law have changed and in light thereof, there is reasonable basis under ABA Formal Opinion No. 85-352 that the tax treatment of the item which is the subject of the claim will be upheld in litigation if the claimed tax treatment is challenged by a Taxing Authority. Notwithstanding the foregoing, if any Tax Indemnitee releases, waives, compromises, or settles any claim that may be indemnifiable by Lessee pursuant to this ss. 9.3 and which such Tax Indemnitee is otherwise obligated to contest under this ss. 9.3.4 without Lessee's written permissiOn, Lessee's obligation to indemnify such Tax Indemnitee with respect to such claim (and all directly-related claims, and claims based on the outcome of such claim) shall terminate, subject to ss. 9.3.4(c), and subject to ss. 9.3.4(c), such Tax Indemnitee shall repay to Lessee any amount previously paid or advanCed to such Tax Indemnitee with respect to such claim, plus interest at the rate that would have been payable by the relevant Taxing Authority on a refund of such Tax.

     (c) Notwithstanding anything in this ss. 9.3, a Tax Indemnitee will not be required to contest the imposition of any Tax, and shall bE permitted to settle or compromise any claim without Lessee's consent, if such Tax Indemnitee (1) waives its right to indemnity under this ss. 9.3 witH respect to such Tax (and any directly-related claim, and any claim the outcome of which is determined based upon the outcome of such claim), (2) pays to Lessee any amount previously paid or advanced by Lessee pursuant to this ss. 9.3 with respect to such Tax, plus interest at the rate that would have beeN payable by the relevant Taxing Authority on a refund of such Tax, and (3) agrees to discuss with Lessee the views or positions of any relevant Taxing Authority with respect to the imposition of such Tax PROVIDED, that if Lessee has agreed in writing to settle a claim for a stated amount and the relevant Tax Indemnitee settles the claim on more favorable terms, such Tax Indemnitee shall not be required to waive the indemnity for such claim to the extent of the amount agreed to by Lessee.

     9.3.5 REFUND

     If any Tax Indemnitee receives a refund of, or becomes entitled to a credit against other liability for, all or any part of any Taxes paid, reimbursed, or advanced by Lessee, such Tax Indemnitee shall pay to Lessee within 30 days of such receipt an amount equal to the lesser of (a) the amount of such refund or credit plus any net tax benefit (taking into account any Taxes incurred by such Tax Indemnitee by reason of the receipt of such refund or realization of such credit) actually realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence (including this clause (a)), and (b) such tax payment, reimbursement, or advance by Lessee to such Tax Indemnitee theretofore made pursuant to this ss. 9.3 (and the excess, if any, of the amount described in clause (a) over the amount described in clause (b) shall be carried forward and applied to reduce PRO TANTO any subsequent obligation of Lessee to make payments to such Tax Indemnitee pursuant to this ss. 9.3). If, in addition to such refund or credit, sucH Tax Indemnitee receives (or is credited with) an amount representing interest on the amount of such refund or credit, such Tax Indemnitee shall pay to Lessee within 30 days after receiving or realizing such credit the portion of such interest fairly attributable to Taxes paid, reimbursed, or advanced by Lessee before the receipt of such refund or realization of such credit. Notwithstanding the foregoing, a Tax Indemnitee shall not be obligated to make any payment to Lessee pursuant to this ss. 9.3.5 if a Special Default or a Lease Event of Default has occurred and is continuing. If it is later determined thaT such Tax Indemnitee was not entitled to such refund or credit, the portion of the refund or credit repaid, recaptured or disallowed (and any interest and tax savings paid by such Tax Indemnitee to Lessee with respect thereto) shall be treated as Taxes for which Lessee must indemnify such Tax Indemnitee pursuant to this ss. 9.3 without regard to ss.
9.3.2 hereof other than ss. 9.3.2(f).

     9.3.6 TAX FILING

     Lessee shall timely file any report, return, or statement that is required to be filed with respect to any Tax which is subject to indemnification under this ss. 9.3 (except for any such report, return, or statement which a Tax Indemnitee has timely notified Lessee in writing that sucH Tax Indemnitee intends to file, or for which such Tax Indemnitee is required by law to file, in its own name); PROVIDED, that the relevant Tax Indemnitee shall furnish Lessee with any information in such Tax Indemnitee's possession or control that is reasonably necessary to file any such return, report, or statement and that Lessee reasonably requests in writing (but the Tax Indemnitee shall not be required to furnish copies of its actual tax returns, although it may be required to furnish relevant information contained therein). Lessee shall either file such report, return, or statement and send a copy to such Tax Indemnitee (and to Owner Trustee, if the Tax Indemnitee is not Owner Trustee), or, if Lessee is not permitted to file such report, return, or statement, it shall notify such Tax Indemnitee of such requirement and prepare and deliver such report, return, or statement to such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee within a reasonable time before the time such report, return, or statement is to be filed.

     9.3.7 FORMS

     Each Tax Indemnitee agrees to furnish from time to time to Lessee, Mortgagee, or such other Person as Lessee or Mortgagee shall designate, at Lessee's or Mortgagee's request, such duly-executed and properly-completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any Taxing Authority, if
(a) such reduction or exemption is available to such Tax Indemnitee, and (b) Lessee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee.

     9.3.8 NON-PARTIES

     If a Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this ss. 9.3 and ss. 15.8 before making any payment to such Tax Indemnitee under this ss. 9.3.

     9.3.9 FOREIGN TAX ON LOAN PAYMENTS

     If an Owner Participant is incorporated or organized, or maintains a place of business in a country other than the United States or in a territory, possession, or commonwealth of the United States (within the meaning of the tax law of that foreign jurisdiction), and if as a result thereof any foreign Taxes (including withholding Taxes) are imposed on the Pass-Through Trustees, Pass-Through Trusts, or Note Holders, then such Owner Participant shall reimburse Lessee for any payments that Lessee is required to make to or on behalf of any Pass-Through Trustee, Pass-Through Trust, or Note Holder under this ss. 9.3 as a result of the imposition of such Taxes. The amount payable by Owner Participant to Lessee shall be an amount which, after takinG into account any such Taxes, any Tax imposed upon the receipt or accrual by Lessee of such payment by such Owner Participant, and any tax benefits or tax savings realized by Lessee with respect to the payment of such withholding Tax or the payment hereunder, shall equal the amount of Lessee's payment to or on behalf of such Pass-Through Trustee or Note Holder.

     9.4 PAYMENTS

     Any payments made pursuant to ss. 9.1 or ss. 9.3 shall be due on the 30th day after demand, and shall be made directly to the relevant IndemniTee or Tax Indemnitee or to Lessee, in immediately available funds at such bank or to such account as specified by such Indemnitee or Tax Indemnitee or Lessee (as applicable) in written directives to the payor, or, if no such direction has been given, by check of the payor payable to the order of, and mailed to, such Indemnitee or Tax Indemnitee or Lessee (as applicable) by certified mail, postage prepaid, at its address as set forth in this Agreement.

     9.5 INTEREST

     If any amount, payable by Lessee, any Indemnitee, or any Tax Indemnitee under ss. 9.1 or ss. 9.3 is not paid when due, the Person obligated to mAke such payment shall pay on demand, to the extent permitted by Law, to the Person entitled thereto, interest on any such amount for the period from and including the due date for such amount to but excluding the date the amount is paid, at the Past-Due Rate. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.

     9.6 BENEFIT OF INDEMNITIES

     Lessee's obligations for indemnities, obligations, adjustments, and payments in ss. 9.1 or ss. 9.3 are expressly made for the benefit of, and shAll be enforceable by, the Indemnitee or Tax Indemnitee entitled thereto, without declaring the Lease to be in default or taking other action thereunder, and notwithstanding any provision of the Mortgage.


     10. ASSIGNMENT OR TRANSFER OF INTERESTS

     10.1 PARTICIPANTS, OWNER TRUSTEE, AND NOTE HOLDERS

     10.1.1 OWNER PARTICIPANT

     (a) During the Term, Owner Participant shall not Transfer any or all of its right, title, or interest in the Trust Estate or the Trust Agreement or to this Agreement unless:

     (1) the Transferee has full power, authority, and legal right to execute, deliver, and perform the obligations of Owner Participant under the Owner Participant Agreements and provides reasonably satisfactory evidence of such power and authority to Lessee, Owner Trustee, and Mortgagee;

     (2) the Transferee enters into a legal, valid, binding, and enforceable agreement, substantially in the form of Exhibit I hereto (or otherwise in form and substance reasonably satisfactory to Lessee and Mortgagee), effective to confirm that such Transferee agrees to be bound by all the terms of, and to undertake all of the obligations arising after such transfer of, the transferring Owner Participant in the Owner Participant Agreements, and in which it makes representations and warranties substantially the same as those in ss.
6.2 of thiS Agreement;

     (3) upon such Transfer Lessee shall not be obligated to pay any greater amount or incur any greater obligation than that which it would have been obliged to pay or incur under the Lease or other Lessee Operative Agreement if no transfer or assignment had taken place, and upon such Transfer the terms and conditions of the Lessee Operative Agreements insofar as they relate to the rights and obligations of Lessee or the Loan Participant are not altered;

     (4) Owner Participant shall deliver to Lessee, Owner Trustee, and Mortgagee an opinion of counsel reasonably satisfactory to each of them to the effect that such agreement or agreements referred to in ss. 10.1.1(a)(2) and, if applicable, ss. 10.1.1(a)(6) or (a)(7) Are legal, binding, and enforceable in accordance with its or their terms and that such transfer will not violate the Transportation Code, the registration provisions of the Securities Act, or any other applicable Federal law;

     (5) the Transfer shall relate to Owner Participant's entire interest as Owner Participant; or, if it relates to less than its entire interest as Owner Participant, then (aa) Lessee shall have given its prior written consent to the partial Transfer, and (bb) all amendments to the Operative Agreements, reasonably requested by Lessee or Owner Participant, that are necessary or appropriate to accommodate the existence of multiple Owner Participants, shall be agreed to and executed by the parties thereto, all at the expense of the Owner Participants under ss. 10.1.1(c);

     (6) the Transferee is a Citizen of the United States (such status to be determined without considering FAR ss. 47.9 or anY other provision that may restrict Lessee's use or operation of the Aircraft), or shall use a voting powers trust or similar arrangement in order to hold an interest in the Trust Estate such that the Aircraft can be registered in the United States (without considering FAR ss. 47.9 oR any other provision that may restrict Lessee's use or operation of the Aircraft); and

     (7) the Transferee is a single Person and is either (aa) a Permitted Institution, (bb) or an Affiliate of a Permitted Institution, if such Affiliate's obligations under the Owner Participant Agreements are guaranteed by such Permitted Institution pursuant to a written guaranty, substantially in the form of Exhibit J hereto (or otherwise in form and substance reasonably satisfactory to Lessee, Owner Trustee and Mortgagee), or (cc) with Lessee's prior written consent, any other Person the obligations of whom under the Owner Participant Agreements are guaranteed by a Permitted Institution pursuant to a written guaranty, in form and substance reasonably satisfactory to Lessee, Owner Trustee, and Mortgagee.

            (b)  Owner   Participant   shall  give  written  notice  to  Lessee,
Mortgagee,  and  Owner  Trustee  at least  10 days  before  any  such  Transfer, specifying  the name and  address  of the  proposed  Transferee,  and  providing financial statements of the proposed Transferee or guarantor evidencing satisfaction of the requirements described in ss. 10.1.1(a)(7)(aa) or (bb).

            (c) Any  reasonable  fees,  charges,  and  expenses,  including  the reasonable legal fees, charges, and expenses incurred by Lessee, Owner Participant, Mortgagee, any Note Holder, or Owner Trustee in connection with any Transfer by Owner Participant permitted by this ss. 10.1.1, or by thE Transferee in any such case, will be paid for by Owner Participant.

     10.1.2 OWNER TRUSTEE

     Owner Trustee may transfer its interests in the Trust Agreement pursuant to ss. 9 thereof.

     10.1.3 NOTE HOLDERS

     Subject to ss. 7.5.2 hereof and ss. 2.07 of the Mortgage, any Note Holder may, at any time, Transfer or grant participations in all or any portIon of the Equipment Notes or all or any portion of its beneficial interest in its Equipment Notes and the Collateral to any Person (the sale or issuance of Pass-Through Certificates by a Pass-Through Trustee not being considered a
Transfer or participation); PROVIDED, that any participant in any such participations shall not have any direct rights under the Operative Agreements or any Lien on all or any part of the Aircraft or Collateral, and Lessee shall not have any increased liability or obligations as a result of any such participation. In the case of any such Transfer, the Transferee, by acceptance of Equipment Notes in connection with such Transfer, shall be bound by all of the covenants of Note Holders in the Operative Agreements.

     10.2 EFFECT OF TRANSFER

     Upon any Transfer in accordance with ss. 10.1.1, ss. 10.1.2, or ss. 10.1.3 (other than any Transfer by any Note Holder, to the extent it only gRants participations in Equipment Notes or in its beneficial interest therein), the Transferee shall be deemed "Owner Participant", "Owner Trustee", or a "Note Holder", respectively, for all purposes of the Operative Agreements and, in the case of a Transferee of Owner Participant or any Note Holder, shall be deemed to have paid its ratable portion of Lessor's Cost previously made by Owner Participant or Loan Participant, respectively, making such conveyance and represented by the interest being conveyed, and each reference herein to Owner Participant, Owner Trustee, or Note Holder, respectively, shall thereafter be deemed a reference to such Transferee for all purposes, and the transferring Owner Participant, Owner Trustee, Loan Participant, or Note Holder shall be released (including, in the case of Owner Participant, any Guarantor with respect to any guaranty provided by it under ss. 10.1.1(a)(7)) from all of itS liabilities and obligations under the Operative Agreements to the extent such liabilities and obligations arise after such Transfer and, in each case, to the extent such liabilities and obligations are assumed by the Transferee; PROVIDED, that such transferring Owner Participant, Owner Trustee, or Note Holder (and its Affiliates, successors, assigns, agents, representatives, directors, and officers) will continue to have the benefit of any rights or indemnities under any Operative Agreement vested or relating to circumstances, conditions, acts, or events before such Transfer.

     11. RE-FUNDING AND CERTAIN OTHER MATTERS

     11.1 RE-FUNDING GENERALLY

     Subject to ss. 11.2 and ss. 11.4, if at any time Lessee notifies Owner Participant, Owner Trustee, and Mortgagee that Lessee requests that OwNer Trustee voluntary redeem all (but not less than all) of the outstanding Equipment Notes (in compliance with ss. 2.11 and ss. 2.12 of the Mortgage) as part oF a re-funding transaction, Owner Participant will negotiate in good faith and promptly conclude an agreement with Lessee as to the terms of such re-funding transaction (including the terms of any debt to be issued in connection with such re-funding transaction and the documentation to be executed in connection therewith), and after Lessee and Owner Participant shall have concluded such an agreement:

     11.1.1 RE-FUNDING CERTIFICATE

     Within 10 Business Days after reaching such agreement, Owner Participant will deliver a Re-Funding Certificate to Lessee. Within 10 Business Days after receiving the Re-Funding Certificate, Lessee may demand a verification (pursuant to ss. 3.2.1(d) of the Lease) of the information in thE Re-Funding Certificate. Upon Lessee's acceptance of the accuracy of the information in the Re-Funding Certificate or the determination pursuant to such verification procedures of the Re-Funding Information, the appropriate parties will take the actions specified in ss. 11.1.2 through ss. 11.1.7.

     11.1.2 FINANCING AGREEMENTS

     The appropriate parties will enter into appropriate documentation (which may include an underwriting agreement or similar private placement agreement) with the institution or institutions to be named therein providing for (a) Owner Trustee's issuance and sale of the New Debt to such institution(s) on the Re-Funding Date, and (b) the application of the proceeds of the sale of the New Debt to the redemption of all such Equipment Notes on the Re-Funding Date. Lessee, acting on behalf of Owner Trustee, shall give Mortgagee at least 30 days' revocable prior written notice of the proposed date of the optional redemption.

     11.1.3 LEASE AMENDMENTS

     As a condition to the closing of the re-funding transaction, Lessee and Owner Trustee will amend the Lease, as contemplated by ss. 3.2.1(b) oF the Lease, to provide that (a) Basic Rent payments and allocations for the period from and after the Re-Funding Date shall be as provided in the Re-Funding Information, and (b) Stipulated Loss Values, Termination Values, and the EBO Price, from and after the Re-Funding Date, shall be as provided in the Re-Funding Information.

     11.1.4 SECURITY AGREEMENTS

     Owner Trustee will enter into an agreement to provide for securing the New Debt similarly to the Equipment Notes, and will enter into such amendments and supplements to the Mortgage (or such new indenture or other security agreement) and the other Operative Agreements as are appropriate to effect such re-funding.

     11.1.5 EXPENSES

     Whether or not such re-funding transaction is consummated, Lessee shall pay or reimburse on a net after tax basis all of the reasonable out-of-pocket expenses of all parties to such re-funding transaction, including any underwriting or placement fees and the reasonable fees and expenses of such parties' counsel and any related loan or commitment fees.

     11.1.6 MAKE WHOLE AMOUNT

     At the closing of such re-funding, Owner Trustee shall pay to Mortgagee (for the account of each Note Holder), upon receipt of the same from Lessee (which Lessee shall pay as Supplemental Rent, as a condition to the closing to the re-funding transaction, at no after-tax cost to Owner Trustee or Owner Participant), any Make-Whole Amount payable to such Note Holder under ss. 2.11 of the Mortgage.

     11.1.7 RETURN OF EQUIPMENT NOTES

     Subject to Owner Trustee's and Lessee's compliance with all applicable terms and conditions for voluntary prepayment under the Mortgage and this Agreement, each Note Holder will transfer to Owner Trustee the Equipment Notes held by such Note Holder for cancellation (and Owner Trustee shall cancel them), against receipt by such Note Holder of the then-outstanding principal amount of such Equipment Notes, accrued and unpaid interest and any Make-Whole Amount thereon, and all other amounts then payable to such Note Holder and Mortgagee hereunder or under the Mortgage.

     11.2 LIMITATIONS ON OBLIGATION TO REFUND

     Notwithstanding the foregoing, Owner Participant shall have no obligation to proceed with any re-funding transaction as contemplated by this ss. 11:

     (a) if such transaction would have, or creates a risk of, an adverse tax consequence to Owner Participant (as determined by Owner Participant in good faith), unless Lessee agrees to indemnify Owner Participant, or to cause Owner Participant to be indemnified, against such adverse tax consequence by a written agreement in form and substance and from a Person (if not Lessee) reasonably satisfactory to Owner Participant, and such indemnification would not give rise to a Materially Adverse Change with respect to Lessee;

     (b) unless Lessee indemnifies Owner Participant for any liability, obligation (other than the obligation to pay principal and interest and related payments in respect of the New Debt), cost, or expense (including reasonable attorneys' fees) related to or arising out of any such re-funding, and such indemnification would not give rise to a Materially Adverse Change with respect to Lessee;

     (c) if a Special Default or Lease Event of Default exists;

     (d) if two re-funding transactions have previously been consummated at Lessee's request pursuant to thisss. 11;

     (e) if such re-funding would cause (i) the principal amount of the New Debt to exceed the then-outstanding principal amount of the Equipment Notes, or (ii) the Weighted Average Life to Maturity of the New Debt to exceed the Weighted Average Life to Maturity of the Equipment Notes, or (iii) the final maturity to the New Debt to be later than the final maturity of the Equipment Notes; or

     (f) if the structure or documentation for such re-funding results in greater obligations or liabilities, or lesser rights, of Owner Trustee or Owner Participant, compared to those contained in the structure and documentation for the original Equipment Notes.

     11.3 EXECUTION OF FACILITATING DOCUMENTS

     Lessee, Owner Participant, Owner Trustee, and Mortgagee will execute any document necessary or advisable to implement this ss. 11 (includinG executing, delivering, or providing any appropriate additional or modified amendment, representation, warranty, certificate, opinion, or other document that Lessee or any other Person reasonably requests).

     11.4 ERISA

     Owner   Participant  shall  not  be  obligated  to  conclude  the  proposed re-funding transaction unless the agreements used to effect it contain an agreement by the initial holders of the New Debt substantially the same as ss. 7.5.2(b) of this Agreement (unless the New Debt is sold in a public offerinG under the Securities Act or a private placement intended for resale pursuant to Rule 144A under the Securities Act, in which case the holders of the New Debt shall be subject to the restrictions relating to ERISA substantially the same as those generally applicable to purchasers of pass-through certificates issued by U.S. airlines and sold to the public in SEC-registered form).

     11.5 CONSENT TO OPTIONAL REDEMPTIONS

     Each of Owner Participant, Owner Trustee, and Mortgagee agrees for Lessee's benefit not to cause an optional redemption of the Equipment Notes without Lessee's consent except as set forth in ss. 2.13 of the Mortgage or elsewhere herein.

     11.6 LESSEE'S ASSUMPTION OF EQUIPMENT NOTES

     11.6.1 LESSEE'S ELECTION; DOCUMENTATION

     If no Special Default  exists,  upon exercising a purchase option under ss.
17.3 of the Lease, Lessee may elect to assume and apply as part of thE Purchase Price the debt evidenced by all of the outstanding Equipment Notes, subject to this ss. 11.6 and ss. 2.15 of the Mortgage. Lessee shall notify OwNer Trustee, each Participant, and Mortgagee of such election no later than 30 days before the effective date of such assumption. Subject to this ss. 11.6 anD ss. 2.15 of the Mortgage, the parties agree to cooperate and to enter into such amendments or supplemental agreements as may be necessary to effectuate thE transaction contemplated by this ss. 11.6.

     If Lessee so elects, then, upon compliance with ss. 17.3 of the Lease, Owner Trustee will transfer to Lessee, without recourse or warrantY (except as to the absence of Lessor Liens) but subject to the Lien of the Mortgage, all of Owner Trustee's right, title, and interest in and to the Aircraft, and each of the parties hereto shall execute and deliver appropriate documentation permitting Lessee to assume such obligations on the basis of full recourse to Lessee, maintaining for the benefit of the Note Holders the security interest in the Aircraft created by the Mortgage, and upon compliance with this ss. 11.6 and ss. 2.15 of the Mortgage, such documentation shall become effective and Owner Participant and Owner Trustee shall be released from All future obligations in respect of the Equipment Notes, the Mortgage, and all other Operative Agreements, except any obligations arising (or with respect to events occurring) before such assumption, and take all such other actions as are reasonably necessary to permit such assumption by Lessee.

     11.6.2 CLOSING CONDITIONS

     In connection with such assumption:

     (1) Lessee shall execute and deliver an instrument, reasonably satisfactory in form and substance to Mortgagee and Owner Trustee, (aa) pursuant to which Lessee irrevocably and unconditionally assumes and undertakes, with full recourse to Lessee, to pay when due (at the stated maturity thereof, by acceleration, or otherwise) the principal of, and any Make-Whole Amount, interest, and other Secured Obligations owing on, all Equipment Notes then outstanding in accordance with their terms and punctually to perform and observe all of the covenants and obligations (monetary or otherwise) hereunder and under the Mortgage and the Equipment Notes (as amended in connection with such assumption) to be performed or observed by Owner Trustee, which obligations shall be secured by a first-priority lien under the Mortgage, and (bb) which contains amendments to the Mortgage, in form and substance reasonably satisfactory to Mortgagee and Owner Trustee, that incorporate therein such provisions from the Lease and this Agreement as are appropriate, including events of default substantially identical in scope and effect to those in the Lease but including any such additional defaults as Mortgagee reasonably requests to provide the same level of protection as in the Mortgage and covenants substantially identical to the covenants of Lessee hereunder and under the Lease.

     (2) The instrument referred to in clause (1), any Uniform Commercial Code financing statements relating thereto, and any other documents that are necessary (or reasonably requested by Mortgagee) to establish Lessee's title to and interest in the Aircraft or to reflect the substitution of Lessee for Owner Trustee under the Operative Agreements or to continue the perfection of the security interests in the Aircraft and the other rights and interests of the registered owners of the Equipment Notes (or Lessee's substituted obligations) shall be filed in such form, manner, and places as are necessary or, in Mortgagee's or Owner Trustee's reasonable opinion, advisable for such purpose.

     (3) Mortgagee and Owner Trustee shall receive an insurance report, dated the effective date of such assumption, of an independent insurance broker, and certificates of insurance, each in form and substance reasonably satisfactory to such Person, as to the due compliance as of the effective date of such assumption with ss. 11 of the Lease (as incorporated into the instrument referred to in (1) of this ss. 11.6.2) as it relates to the Note Holders, each Certificate Holder, and Mortgagee relating to the insurance with respect to the Aircraft.

     (4) Mortgagee and Owner Trustee shall receive evidence that, as of the effectiveness of such assumption, the Aircraft is free and clear of all Liens other than the Lien of the Mortgage and other
Permitted Liens (other than Lessor Liens).

     (5) Mortgagee and Owner Trustee shall receive a certificate from Lessee that no Special Default exists on the effective date of such assumption.

     (6) Mortgagee receives (aa) a Guarantor Confirmation under which Holdings expressly acknowledges and agrees that each of the Assumed Obligations constitute Guaranteed Obligations (as defined in the Guarantee) for all purposes of the Guarantee, and (bb) restated Equipment Notes showing Lessee as issuer (which Mortgagee shall also authenticate) evidencing such assumption and the full recourse nature of Lessee's obligations thereunder.

     (7) Mortgagee receives such other documentation or evidence reasonably requested by Mortgagee to establish the authority of Lessee, Owner Trustee, and Owner Participant to consummate the transactions contemplated by the assumption and the taking of all corporate proceedings in connection therewith.

     (8) Each Loan Participant and Pass-Through Certificate holder ("HOLDER") shall receive (by delivery to its Pass-Though Trustee, in the case of each Holder) (aa) an opinion of Troutman Sanders LLP, or other independent tax counsel chosen by Lessee and reasonably acceptable to each Loan Participant (Troutman Sanders LLP or such other counsel being the "TAX COUNSEL"), to the effect that the Pass-Through Trusts will not be subject to U.S. federal income tax as a result of Lessee's assumption of the Equipment Notes, and (bb) either
(i) an opinion of Tax Counsel to the effect that the Loan Participants and Holders will not recognize income, gain, or loss for federal income tax purposes as a result of Lessee's assumption of the Equipment Notes, and will be subject to federal income tax in the same amounts, in the same manner, and at the same time as would have been the case if such assumption had not occurred, or (ii)
(x) an opinion of Tax Counsel to the effect that the Loan Participants and Holders should not recognize income, gain, or loss for federal income tax purposes as a result of Lessee's assumption of the Equipment Notes, and should be subject to federal income tax in the same amounts, in the same manner, and at the same time as would have been the case if such assumption had not occurred, and (y) an indemnity on an After-Tax Basis from Lessee for any adverse tax consequences to each Loan Participant and Holder resulting from such assumption, such indemnity to be in form and substance reasonably acceptable to each Loan Participant.

     (9) Each Note Holder, each Pass-Through Certificate holder, Mortgagee, and Owner Trustee shall receive (by delivery to its Pass-Though Trustee, in the case of each Holder): (aa) a legal opinion from counsel for Lessee (which may be in-house counsel), in form and substance reasonably satisfactory to each Note Holder, Mortgagee, and Owner Trustee, to the effect that the assumption contemplated by this ss. 11.6 does noT contravene Lessee's certificate of incorporation or by-laws, or any agreement or instrument known to such counsel to which Lessee is a party or by which it is bound, and as to (x) the compliance of the assumption contemplated by this ss. 11.6 with the terms and conditions of this ss. 11.6 and ss. 2.15 oF the Mortgage, (y) the due authorization, execution, delivery, validity, and enforceability of the instruments referred to in clauses (1) and (6), and (z) the continued perfection of the first-priority Lien on the Aircraft for the benefit of the registered owners of the Equipment Notes, and the due filing of the Uniform Commercial Code financing statements and the other documents referred to in clause (2), (bb) from counsel to Mortgagee, counsel to Lessee and Guarantor, counsel to Owner Trustee, and special aviation counsel, a legal opinion comparable to the respective opinions delivered on the Delivery Date (including, in the case of Lessee's counsel, a favorable opinion regarding the availability of the protections available under
Section 1110 of the Bankruptcy Code), with such changes therein as may be appropriate in light of such assumption, and (cc) in the case of each opinion described in subclause (aa) or (bb) of this clause (9), covering such additional matters as Mortgagee, Owner Trustee, or any Note Holder reasonably requests.

            (10)  Each  Note  Holder  and  Mortgagee   receive  a  copy  of  the
Application for Aircraft Registration filed with the FAA (or any other registration application filed with the applicable Aviation Authority) in connection with such assumption.

     12. SECTION 1110

     Lessee, Owner Participant, Loan Participants, the Note Holders (such intention being evidenced by each of their acceptance of an Equipment Note), Owner Trustee, and Mortgagee intend that Owner Trustee, as lessor under the Lease (and Mortgagee as assignee of Owner Trustee under the Mortgage), shall be entitled to the benefits of Section 1110 in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     13. CHANGE OF CITIZENSHIP

     13.1 GENERALLY

     Without prejudice to the representations, warranties, or covenants as to any party's status as a Citizen of the United States:

     (a) Each of Lessee, FSB, WTC, and Mortgagee agrees that, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States, and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, it will notify all parties hereto of all relevant matters in connection therewith; and

     (b) Owner Participant agrees that, if its status is to change or has changed as a Citizen of the United States, or it makes public disclosure of circumstances as a result of which it believes that such status is likely to change, it will notify all the other parties to this Participation Agreement of
(1) such change in status promptly after obtaining Actual Knowledge thereof, and
(2) such belief as soon as practicable after such public disclosure (but in any event within 10 Business Days after such public disclosure).

     13.2 OWNER PARTICIPANT

     Owner Participant agrees, solely for the benefit of Lessee and the Note Holders, that if, when the Aircraft is registered in the United States, (a) Owner Participant is not be a Citizen of the United States, and (b) the Aircraft shall be, or would therefore become, ineligible for registration in the name of Owner Trustee under the Transportation Code and regulations then applicable thereunder (without considering FAR ss. 47.9 or any other provisioN that may restrict Lessee's or any Permitted Sublessee's use or operation of the Aircraft), then Owner Participant shall as soon as is reasonably practicable (but in any event within 30 days after obtaining Actual Knowledge of such ineligibility and of such loss of citizenship), (y) effect voting trust or other similar arrangements (in which case any provisions contained in the Operative Agreements restricting Owner Participant's or Owner Trustee's ability to amend the Trust Agreement shall not apply to the extent necessary to permit the use of such a voting trust or other similar arrangement) or take any other action necessary to prevent any deregistration or maintain the United States registration of the Aircraft, or (z) transfer in accordance with the terms of this Agreement all its right, title, and interest in and to this Agreement, the Trust Estate, and the Trust Agreement in accordance with ss. 10.1.

     13.3 OWNER TRUSTEE

     Upon FSB's giving any notice in accordance with ss. 13.1(a), Owner Trustee shall, subject to ss. 9.1.1 of the Trust Agreement, resign as OwNer Trustee. Upon its receipt of such notice, Owner Participant shall as promptly as practicable appoint a Citizen of the United States as successor Owner Trustee pursuant to ss. 9.1 of the Trust Agreement.

     13.4 MORTGAGEE

     If WTC gives any notice under ss. 13.1(a), WTC shall (if such citizenship is necessary under the Transportation Code or, if it is not necessary, if Mortgagee's citizenship could have any adverse effect on Lessee, any Participant, or any Note Holder), subject to ss. 8.02 of the Mortgage, resign aS Mortgagee promptly upon its ceasing to be such a citizen.

     14. CONCERNING OWNER TRUSTEE

     Except as otherwise expressly provided herein, in the Trust Agreement, or in the Mortgage, Owner Trustee is entering into this Agreement solely in its capacity as trustee as provided in the Trust Agreement and not in its individual capacity, and in no case whatsoever will it be liable or accountable in its individual capacity for any of the statements, representations, warranties, agreements, or obligations of Owner Trustee hereunder, or for any loss in respect thereof, as to all of which the parties agree to look solely to the Trust Estate; PROVIDED, that nothing in this ss. 14 shall limiT in scope or substance the personal liability of FSB (a) to Owner Participant as expressly set forth in the Trust Agreement, (b) in respect of the representations, warranties, and agreements of FSB expressly made as such herein or in any other Operative Agreement to which it is a party, and (c) for the consequences of its own gross negligence, willful misconduct, and, in receiving, handling or remitting of funds only, its willful misconduct or simple negligence as a trustee.

     15. MISCELLANEOUS

     15.1 AMENDMENTS

     No provision of this Agreement may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Agreement that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by the party against whom the enforcement of the amendment, supplement, waiver, modification, discharge, termination, or variance is sought. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Agreement shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in writing and signed by the party against whom enforcement of the same is sought.

     15.2 SEVERABILITY

     If any provision of this Agreement is held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction, and (b) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal, or unenforceable may be waived, the parties hereto hereby waive that Law to the full extent permitted, to the end that this Agreement shall be a valid and binding agreement in all respects, enforceable in accordance with its terms.

     15.3 SURVIVAL

     The indemnities in this Agreement shall survive the delivery or return of the Aircraft, the Transfer of any interest of Owner Participant in this Agreement, the Trust Estate, and the Trust Agreement, the Transfer of any interest by any Note Holder of its Equipment Note, and the expiration or other termination of any Operative Agreement, except to the extent otherwise provided therein.

     15.4 REPRODUCTION OF DOCUMENTS

     This Agreement (including all annexes, schedules, and exhibits hereto) and all documents relating hereto, including (a) future consents, waivers, and modifications, and (b) past and future financial statements, certificates, and other information furnished to any party hereto, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process, and any party may destroy any original documents so reproduced. Any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original exists and whether or not such party made the reproduction in the regular course of business), and any enlargement, facsimile, or further reproduction of such reproduction also shall be so admissible in evidence.

     15.5 COUNTERPARTS

     This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which shall be deemed to be an original.

     15.6 NO WAIVER

     No failure on the part of any party hereto to exercise, and no delay by any party hereto in exercising, any of its rights, powers, remedies, or privileges under this Agreement or otherwise available shall impair, prejudice, or waive any such right, power, remedy, or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof by it or the exercise of any other right, power, remedy, or privilege by it. No notice to or demand on any party hereto in any case shall, unless otherwise required under this Agreement, entitle such party to any other or further notice or demand in similar or other circumstances, or waive the rights of any party hereto to any other or further action in any circumstances without notice or demand.

     15.7 NOTICES

     Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, and other communications required or permitted to be made, given, furnished, or filed hereunder shall be in writing (and the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter), shall refer specifically to this Agreement, and shall be personally delivered, sent by fax or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery), sent by registered mail or certified mail, return receipt requested, or sent by next-business-day courier service, in each case to the address or fax number set forth for such party in Schedule 1, or to such other address or number as such party hereafter specifies by notice to the other parties hereto. Each such notice, request, demand, authorization, direction, consent, waiver, or other communication shall be effective when received or, if made, given, furnished, or filed by fax or telecommunication transmission, when confirmed.

     15.8 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE

     (A) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE.

     (B) EACH PARTY HERETO HEREBY IRREVOCABLY AGREES, ACCEPTS, AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT, OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THE OPERATIVE AGREEMENTS.

     (C) EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING MAY BE MADE BY DELIVERING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SS. 15.7. EACH PARTY HERETO HEREBY AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS SS. 15.8(C), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

     (D) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

            (E) EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THE OPERATIVE AGREEMENTS.

     15.9 THIRD-PARTY BENEFICIARY

     This Agreement is not intended to provide (and shall not provide) any Person not a party hereto (other than each Liquidity Provider, Policy Provider, Escrow Agent, and Paying Agent, each of which is an intended third-party beneficiary with respect to the provisions of ss. 9.1 (and any otheR provision hereunder pursuant to which any such party is expressly granted rights hereunder) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than each Liquidity Provider, Policy Provider, Escrow Agent, and Paying Agent, with respect to the provisions of ss. 9.1 (and any other provision hereunder pursuant to which any such party is expressly granted rights hereunder) shall have any right, power, or privilege in respect of any party hereto, or have any benefit or interest, arising out of this Agreement.

     15.10 ENTIRE AGREEMENT

     This Agreement, together with the other Operative Agreements, on and as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, among any of the parties hereto with respect to such subject matter are hereby superseded in their entireties.

     15.11 FURTHER ASSURANCES

     Each party hereto shall execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) all such further agreements, instruments, certificates, or other documents, and shall do and cause to be done such further things, as any other party hereto reasonably requests in connection with the administration of, or to carry out more effectively the purposes of, or to assure and confirm better to such other party the rights and benefits to be provided under, this Agreement and the other Operative Agreements.



     [THIS REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have executed this Participation Agreement N___AT.


                                   AMERICAN TRANS AIR, INC., Lessee


                                   By: ____________________________

                                  Name:
                                  Title:

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, Owner Participant


                                   By: ____________________________

                                       Name:
                                       Title:

                                   FIRST SECURITY BANK, NATIONAL  ASSOCIATION,
                                   NOT IN ITS INDIVIDUAL CAPACITY
                                   (EXCEPT AS EXPRESSLY PROVIDED HEREIN), e
                                   BUT SOLELY AS TRUSTEE, Owner Truste

                                   By: _____________________________

                                   Name:
                                   Title:

                                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   IN ITS INDIVIDUAL CAPACITY
                                   (AS EXPRESSLY PROVIDED HEREIN)

                                   By: _________________________________

                                    Name:
                                    Title:

                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS TRUSTEE, Mortgagee

                                   By: _________________________________

                                   Name:
                                   Title:




                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS TRUSTEE, Pass-Through Trustee under the Pass-Through Trust Agreement for the American Trans Air, Inc. Pass-Through Trust, 200_-1G

                                   By: _________________________________


                                   Name:
                                   Title:

                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS TRUSTEE, Pass-Through Trustee under the Pass-Through Trust Agreement for the American Trans Air, Inc. Pass-Through Trust, 200_-1C

     `                             By: ________________________________

                                   Name:
                                   Title:


                                   WILMINGTON  TRUST  COMPANY,
                                   NOT  IN ITS  INDIVIDUAL  CAPACITY
                                   (EXCEPT  AS EXPRESSLY PROVIDED HEREIN),
                                   BUT SOLELY AS SUBORDINATION AGENT


                                   By: _________________________________________

                                   Name:
                                   Title:

                               ACCOUNTS; ADDRESSES
                 Account for Payments        Address for Notices

AMERICAN        (Confidential Material       American Trans Air, Inc.
TRANS AIR, INC   Omitted)                   7337 West Washington Street
                                             Indianapolis, Indiana  46231
                                             Attention: Exec. VP and CFO
                                             fax: (317) 240-7091

OWNER                                        General Electric Capital
PARTICIPANT                                  Corp.
                                             _______________________
                                             Attention: _________________
                                             fax: (____) __________



THE BOEING                                   The Boeing Company
COMPANY                                      P.O. Box 3707
                                             Seattle, WA 98124-3707
                                             Attention: Treasurer
                                             M/S 68-34
                                             fax: (206) 237-8746


FIRST SECURITY                               First Security Bank, N.A.
BANK,NATIONAL                                79 South Main Street
ASSOCIATION                                  Salt Lake City, UT  84111
                                             Attention: Corporate Trust
                                             Department
                                             fax: (801) 246-5053


WILMINGTON                                   Wilmington Trust Company
TRUST COMPANY,                               Rodney Square North
AS MORTGAGEE                                 1100 North Market Street
                                             Wilmington, DE  19890-0001
                                             Attention:Corporate Trust
                                             Administration
                                             fax: (302)651-8882


WILMINGTON TRUST                             Wilmington Trust Company
COMPANY, AS                                  Rodney Square North
SUBORDINATION AGENT                          1100 North Market Street
                                             Wilmington, DE  19890-0001
                                             Attention: Corporate Trust
                                             Administration
                                             fax: (302) 651-8882


WILMINGTON TRUST                             Wilmington Trust Company
COMPANY, AS                                  Rodney Square North
PASS-THROUGH TRUSTEE                         1100 North Market Street
FOR THE 200_-1G                              Wilmington, DE  19890-0001
PASS-THROUGH TRUST                           Attention: Corporate Trust
                                             Administration
                                             fax: (302) 651-8882



WILMINGTON TRUST                             Wilmington Trust Company
COMPANY, AS                                  Rodney Square North
PASS-THROUGH TRUSTEE                         1100 North Market Street
FOR THE 200_-1c                              Wilmington, DE  19890-0001
PASS-THROUGH TRUST                           Attention: Corporate Trust
                                             Administration
                                             fax: (302) 651-8882

AMBAC ASSURANCE                              Ambac Assurance Corporation
CORPORATION                                  1 State Street Plaza
                                             New York, NY  10004
                                             Attention:  David Nemschoff
                                             fax:  (212) 208-3113

                                   COMMITMENTS

PARTICIPANT                PERCENTAGE OF LESSOR'S COST            DOLLAR AMOUNT

OWNER PARTICIPANT          OWNER PARTICIPANT'S PERCENTAGE
                           PERCENTAGE
General Electric Capital     __________%                             $__________
Corporation

PASS-THROUGH TRUSTEE       LOAN PARTICIPANT'S PTT PERCENTAGE

200_-1G Pass-Through Trustee  __________%                            $__________



200_-1C Pass-Through Trustee  __________%                            $__________



TOTAL                         100%                                   $__________

                                  CERTAIN TERMS


DEFINED TERM                                       DEFINITION

Commitment Termination Date                        __________, 200_

Lessee's Advisor(s)                                Capstar Partners, LLC

Lessor's Cost                                      $_______________

OP Jurisdiction                                    New York

Owner Participant's Special Counsel                Dewey Ballantine LLP

Trust Company Jurisdiction                         Utah








                         PARTICIPATION AGREEMENT N___AT

                          dated as of __________, 200_

                                      among

                            AMERICAN TRANS AIR, INC.,
                                     Lessee,

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                               Owner Participant,

                                       and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
       not in its individual capacity except as expressly provided herein, but solely as Owner Trustee,
                                 Owner Trustee



                            One Boeing model 737-800
                         aircraft bearing manufacturer's
                                serial no. _____
                        and U.S. registration no. N___AT

                                                               CONTENTS


1. DEFINITIONS AND CONSTRUCTION................................................1

2. PARTICIPATION IN LESSOR'S COST; ............................................2
   ISSUANCE OF EQUIPMENT NOTES; TERMINATION OF OBLIGATION TO PARTICIPATE
         2.1 Participation in Lessor's Cost....................................2
         2.2 Termination of Obligation to Participate..........................2

3. LEASE OF AIRCRAFT...........................................................2

4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST; ...................3
   POSTPONEMENT OF SCHEDULED DELIVERY DATE
         4.1 Notices of Scheduled Delivery Date................................3
         4.2 Payment of Lessor's Cost..........................................3
         4.3 Postponement of Scheduled Delivery Date...........................4
         4.4 Closing...........................................................4

5. CLOSING CONDITIONS..........................................................4
         5.1 Conditions to Participants' Obligations...........................4
         5.2 Conditions to Owner Trustee's Obligations.........................9
         5.4 Conditions to Lessee's Obligations...............................10
         5.5 Post-Registration Opinion........................................10

6. REPRESENTATIONS AND WARRANTIES.............................................11
         6.1 Lessee's Representations and Warranties..........................11
         6.2 Owner Participant's Representations and Warranties...............15
         6.3 FSB's Representations and Warranties.............................17

7. COVENANTS..................................................................19
         7.1 Lessee's Covenants...............................................19
         7.2 Owner Participant's Covenants....................................21
         7.3 FSB's and Owner Trustee's Covenants..............................23
         7.6 Other Agreements.................................................25

8. CONFIDENTIALITY............................................................30

9. INDEMNIFICATION AND EXPENSES...............................................30
         9.1 General Indemnity................................................30
         9.2 Expenses.........................................................36
         9.3 General Tax Indemnity............................................37
         9.4 Payments.........................................................48
         9.5 Interest.........................................................48
         9.6 Benefit of Indemnities...........................................48

10. ASSIGNMENT OR TRANSFER OF INTERESTS.......................................49
         10.1 Participants, Owner Trustee, and Note Holders...................49
         10.2 Effect of Transfer..............................................50

11. RE-FUNDING AND CERTAIN OTHER MATTERS......................................51

12. SECTION 1110..............................................................51

13. CHANGE OF CITIZENSHIP.....................................................51
         13.1 Generally.......................................................51
         13.2 Owner Participant...............................................52
         13.3 Owner Trustee...................................................52

14. CONCERNING OWNER TRUSTEE..................................................52

15. MISCELLANEOUS   53
         15.1 Amendments......................................................53
         15.2 Severability....................................................53
         15.3 Survival........................................................53
         15.4 Reproduction of Documents.......................................53
         15.5 Counterparts....................................................54
         15.6 No Waiver.......................................................54
         15.7 Notices.........................................................54
         15.8 Governing Law; Submission to Jurisdiction; Venue................55
         15.9 Third-Party Beneficiary.........................................56
         15.10 Entire Agreement...............................................56
         15.11 Further Assurances.............................................56

ANNEX A                  Definitions

SCHEDULE 1               Accounts; Addresses
SCHEDULE 2               Commitments
SCHEDULE 3               Certain Terms


EXHIBIT A                Opinion of special counsel to Lessee
EXHIBIT B                Opinion of corporate counsel to Lessee
EXHIBIT C                Opinion of corporate counsel to Airframe Manufacturer
EXHIBIT D                Opinion of special counsel to Owner Trustee
EXHIBIT E                Opinion of special counsel to Owner Participant
EXHIBIT F                Opinion of FAA Counsel
EXHIBIT G                Opinion of corporate counsel to Owner Participant
EXHIBIT H                Form of Assignment and Assumption Agreement
EXHIBIT I                Form of Owner Participant Guaranty

                         PARTICIPATION AGREEMENT N___AT

         This Participation Agreement N___AT (this "Agreement"), dated as of __________, 200_, is entered into by and among (1) American Trans Air, Inc. ("Lessee"), an Indiana corporation, (2) General Electric Capital Corporation ("Owner Participant"), a New York corporation, and (3) First Security Bank, National Association, a national banking association, not in its individual capacity (except as expressly provided herein), but solely as Owner Trustee (in its capacity as Owner Trustee, "Owner Trustee" or "Lessor", and in its individual capacity, "FSB").

                                                               RECITALS

         A........Owner   Participant  and  FSB  are  entering  into  the  Trust
Agreement, pursuant to which Owner Trustee agrees to hold the Trust Estate for the use and benefit of Owner Participant.

         B........Lessee  and  Airframe  Manufacturer  entered into the Purchase
Agreement, pursuant to which Airframe Manufacturer agreed to manufacture certain aircraft (including the Aircraft) and sell them to Lessee, and Lessee agreed to buy certain aircraft (including the Aircraft) from Airframe Manufacturer.

         C........Seller will sell the Aircraft to Owner Trustee pursuant to the terms of this Participation Agreement.

         D........Lessee  and  Owner  Trustee  are  entering  into the  Purchase
Agreement Assignment and the Engine Manufacturer Warranty Agreement, pursuant to which Lessee assigns to Owner Trustee certain of Lessee's rights under the Purchase Agreement and the Engine Manufacturer Warranty Agreement.

         E........Lessor  and Lessee are  entering  into the Lease,  pursuant to which Lessor is leasing the Aircraft to Lessee and Lessee is leasing the Aircraft from Lessor.

         F........The  parties  to  this  Agreement  want to set  forth  in this
Agreement the terms and conditions upon and subject to which the foregoing transactions shall be effected.

         The parties hereto agree as follows:

     1. DEFINITIONS AND CONSTRUCTION

     The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Agreement. Annex A also contains rules of usage that control construction in this Agreement.

     2. PARTICIPATION IN LESSOR'S COST; TERMINATION OF OBLIGATION TO PARTICIPATE

         2.1             Participation in Lessor's Cost

     Subject to the terms and conditions of this Agreement, on the Delivery Date, Owner Participant shall participate in the payment of Lessor's Cost as follows:

     Owner Participant shall finance Owner Trustee's payment of Lessor's Cost for the Aircraft by making an equity investment in the beneficial ownership of the Aircraft in the amount in Dollars equal to Lessor's Cost.

         2.2             Termination of Obligation to Participate

     Notwithstanding any other provision of this Agreement, if the Closing does not occur on or before the Commitment Termination Date, the Commitment of Owner Participant and its obligation to participate in the payment of Lessor's Cost shall expire and be of no further force and effect; provided, that the liability of Owner Participant if it has defaulted in the payment of its Commitment shall not be released.

     3. LEASE OF AIRCRAFT

     Subject to the terms and conditions of this Agreement, on the Delivery Date, Owner Trustee shall purchase and accept delivery of the Aircraft from Seller under and pursuant to the Purchase Agreement and the Purchase Agreement Assignment, and thereupon Owner Trustee shall lease the Aircraft to Lessee, and Lessee shall lease the Aircraft from Owner Trustee, under the Lease.

     4. PROCEDURE FOR PARTICIPATION IN PAYMENT OF LESSOR'S COST; POSTPONEMENT OF SCHEDULED DELIVERY DATE

         4.1             Notices of Scheduled Delivery Date

     Lessee agrees to give Owner Participant and Owner Trustee at least one Business Day's written notice of the Scheduled Delivery Date, which notice shall set forth Lessor's Cost and the amount of Owner Participant's Commitment. Owner Participant agrees that making its Commitment available shall constitute a waiver of such notice.

         4.2             Payment of Lessor's Cost

     (a) Owner Participant agrees, subject to the terms and conditions of this Agreement, to make the Dollar amount of its Commitment available, by wire transfer of immediately available funds to FSB's account at First Security Bank, National Association, ABA No. _______, account no. ______, reference American Trans Air, Inc. Lease N___AT, at or before 12:00 noon, New York City time, on the Scheduled Delivery Date. All such funds made available by Owner Participant to FSB shall, until payment thereof to Seller as provided in ss. 4.2(b)(2) or return thereof to Owner Participant as provided in ss. 4.3.2, be held by FSB in trust for the benefit of the Owner Participant as the sole and exclusive property of the Owner Participant and not as part of the Trust Estate.

     (b) Subject to the satisfaction, or waiver by the applicable party, of the conditions precedent set forth in ss. 5, and simultaneously with the receipt by the parties hereto of all amounts to be paid to them on the Delivery Date pursuant to this ss. 4.2, Owner Trustee shall:

     (1) purchase, take title to, and accept delivery of the Aircraft;

     (2) in consideration of the transfer of title to the Aircraft to Owner Trustee, direct FSB to pay, from the funds made available to FSB hereunder by Owner Participant, all such funds, which payments in the aggregate shall be equal to Lessor's Cost, by wire transfer of immediately available funds to Seller's account set forth in Schedule 1 or as otherwise directed by Seller;

     (3) execute an application for registration of the Aircraft with the FAA;

     (4) lease the Aircraft to Lessee pursuant to the Lease; and

     (5) take such other action as may be required to be taken by Owner Trustee on the Delivery Date by the terms of any Operative Agreement.

     4.3 Postponement of Scheduled Delivery Date

                  4.3.1                 Postponement

     If for any reason whatsoever the Closing is not consummated on the Scheduled Delivery Date, Lessee may, subject to the provisions of 1(e) of the Note Purchase Agreement, by telephonic notice, given by 5:00 p.m. New York City time (such telephonic notice to be promptly confirmed in writing by personal delivery or facsimile) on the Scheduled Delivery Date, to Owner Participant and Owner Trustee, designate a Delayed Delivery Date, in which case Owner Participant will keep its funds available.

     FSB shall promptly return to Owner Participant all funds made available to FSB in accordance with ss. 4.2(a), together with interest or income earned thereon, if the Closing fails to occur on the Scheduled Delivery Date.

     4.4 Closing

     The Closing shall occur at the offices of Troutman Sanders LLP, 5200 Bank of America Plaza, Atlanta, GA (with a set of Operative Agreements also being delivered in New York City), or such other place as the parties shall agree.

5.       CLOSING CONDITIONS

     5.1 Conditions to Owner Participant's Obligations

     Owner Participant's obligation to make the Dollar amount of its Commitment available for payment as directed by Owner Trustee on the Delivery Date is subject to the satisfaction or such Owner Participant's waiver, on or before the Delivery Date, of the conditions in this ss. 5.1; provided, that it shall not be a condition to the obligation of Owner Participant that any document be produced or action taken that is to be produced or taken by such Owner Participant or by a Person within Owner Participant's control.

     5.1.1 Notice

         Owner Participant received the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.1.2 Delivery of Documents

     Except as otherwise provided in this ss. 5.1.2, Owner Participant receives executed counterparts of the following documents, and such counterparts (x) have been duly authorized, executed, and delivered by the party or parties thereto,
(y) are reasonably satisfactory in form and substance to Owner Participant,  and
(z) are in full force and effect:

     (a) the Lease (Lessor to receive the sole executed chattel paper original thereof);

     (b) the Tax Indemnity Agreement; provided, that only Owner Participant and Lessee shall receive copies of the Tax Indemnity Agreement;

     (c) the Trust Agreement;

     (d) the Purchase Agreement Assignment;

     (e)  the  Consent  and  Agreement  and  the  Engine  Manufacturer  Warranty
Agreement;

     (f) an excerpted copy of the Purchase Agreement to the extent relating to Airframe Manufacturer's or Engine Manufacturer's warranties or related obligations or any right in the Purchase Agreement assigned to Owner Trustee pursuant to the Purchase Agreement Assignment; provided, that only Owner Trustee shall receive copies of such agreement (copies of which may be inspected by Owner Participant and its special counsel on the Delivery Date, but after the Delivery Date such copies shall be retained by Owner Trustee and may be inspected and reviewed by Owner Participant or its counsel if and only if a Default exists);

     (g) the Bills of Sale;

     (h) the Guarantee;

     (i) an invoice from Seller specifying the amount due to Seller in respect of the Aircraft, which amount shall equal Lessor's Cost of the Aircraft;

     (j) the broker's report and insurance certificates required byss. 11 of the Lease;

     (k) an appraisal or appraisals from an Appraiser, which appraisal or appraisals shall be reasonably satisfactory in form and substance to Owner Participant; provided, that only Owner Participant shall receive copies of such appraisal(s);

     (l) (1) a copy of Lessee's articles of incorporation, by-laws, and resolutions, in each case certified as of the Delivery Date by the Secretary or an Assistant Secretary of Lessee, duly authorizing Lessee's execution, delivery, and performance of the Lessee Operative Agreements required to be executed and delivered by Lessee on or before the Delivery Date in accordance with the provisions hereof and thereof; (2) a copy of Guarantor's articles of incorporation, by-laws, and resolutions, in each case certified as of the Delivery Date by the Secretary or an Assistant Secretary of Guarantor, duly authorizing Guarantor's execution, delivery, and performance of the Guarantee;
(3) incumbency certificates of Lessee, Guarantor, Owner Participant, and FSB as to the person(s) authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (4) copies of the certificate or articles of incorporation, by-laws, and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant and FSB, certified as of the Delivery Date by the Secretary or an Assistant or Attesting Secretary of Owner Participant and FSB, which authorize the execution, delivery and performance by Owner Participant and FSB, respectively, of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Lessee or Owner Participant reasonably requests in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

     (m) an Officer's Certificate of Lessee, dated the Delivery Date, stating that its representations and warranties in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (n) an Officer's Certificate of FSB, dated the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (o) an Officer's Certificate of Owner Participant, dated the Delivery Date, stating that its representations and warranties in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

     (p) an application for registration of the Aircraft with the FAA in the name of Owner Trustee (FAA Counsel to receive the sole executed copy thereof, for filing with the FAA);

     (q) the Financing Statements;

     (r) the  following  opinions  of counsel,  in each case dated the  Delivery
Date:

     (1) an opinion of Troutman Sanders LLP, special counsel to Lessee and Guarantor, substantially in the form of Exhibit A;

     (2) an opinion of Lessee's and Guarantor's Legal Department, substantially in the form of Exhibit B;

     (3) an opinion of corporate counsel to Airframe Manufacturer, substantially in the form of Exhibit C;

     (4) an opinion of Ray, Quinney & Nebeker, special counsel to Owner Trustee, substantially in the form of Exhibit D;

     (5)  an  opinion  of  Dewey   Ballantine  LLP,  special  counsel  to  Owner
Participant, substantially in the form of Exhibit E;

     (6) an opinion of FAA Counsel, substantially in the form of Exhibit F;

     (7) an opinion of Dewey Ballantine LLP, special tax counsel to Owner Participant, with respect to certain tax consequences of the transactions contemplated hereby; provided, that only Owner Participant shall receive such opinion; and

     (8) an opinion of corporate counsel of Owner Participant, substantially in the form of Exhibit G, and

     (s) Owner Participant receives copies of such other documents as it reasonably requests, except as provided in clause (f) of this ss. 5.1.2.

     5.1.3 Violation of Law

     No change occurs after the date of this Agreement in any applicable Law that makes it a violation of Law for (a) Lessee, Owner Participant, or Owner Trustee to execute, deliver, and perform the Operative Agreements to which it is a party or to be a party subject to the obligations of the Operative Agreements to which Owner Participant is bound, or (b) Owner Participant to make the Dollar amount of its Commitment available.

     5.1.4 Representations, Warranties, and Covenants

     The representations and warranties of each other party to this Agreement made, in each case, in any Operative Agreement to which it is a party, are true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty was made with reference to a specified date, in which case such representation and warranty was true and accurate as of such specified date), and each other party to this Agreement has performed and observed, in all material respects, all of its covenants, obligations, and agreements in each Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

     5.1.5 No Default

     On the Delivery Date, no Default exists or would result from the sale or lease of the Aircraft.

     5.1.6 No Event of Loss

     No Event of Loss with respect to the Airframe or any Engine has occurred, and no circumstance, condition, act, or event has occurred that, with the giving of notice or lapse of time, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine.

     5.1.7 Title

     Owner Trustee has good title (subject to filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except (a) the rights of Lessee under the Lease, (b) the beneficial interest of Owner Participant created by the Trust Agreement, (c) Liens permitted by clause (d) (solely for taxes not yet due) of ss. 6 of the Lease, and (d) Liens permitted by clause (e) of ss. 6 of the Lease.

     5.1.8 Certification

         The Aircraft has been duly certificated by the FAA as to type, and upon
     registration   in  Owner  Trustee's  name  will  be  eligible  for  an  FAA airworthiness
certificate.

     5.1.9 Section 1110

     Owner  Trustee,  as lessor under the Lease,  is entitled to the benefits of
Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     5.1.10 Filing

     The FAA-Filed Documents are on the Delivery Date duly filed for recordation with the FAA in accordance with the Transportation Code, and each Financing Statement has been duly filed or is in the process of being duly filed in the appropriate jurisdiction.

     5.1.11 No Proceedings

     No action or proceeding has been instituted, nor is any action threatened in writing, before any Government Entity, nor has any order, judgment, or decree been issued or proposed to be issued by any Government Entity, to set aside, restrain, enjoin, or prevent the completion and consummation of any Operative Agreement or the Transactions.

     5.1.12 Governmental Action

     All appropriate action required to have been taken before the Delivery Date by the FAA, or any other Government Entity of the United States, in connection with the Transactions has been taken, and all orders, permits, waivers, authorizations, exemptions, and approvals of such entities required to be in effect on the Delivery Date in connection with the Transactions have been issued.

     5.2 Conditions to Owner Trustee's Obligations

     Owner Trustee's obligation to apply the Commitments to pay Lessor's Cost on the Delivery Date is subject to the satisfaction or Owner Trustee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.2.

     5.2.1 Notice

     Owner Trustee receives the notice described in ss. 4.1 or, in the case of a Delayed Delivery Date, ss. 4.3, when and as required thereby.

     5.2.2 Documents Owner Trustee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, unless the failure to receive any such document is the result of any action or inaction by Owner Trustee.

     5.2.3 Other Conditions Precedent

     Each of the conditions in ss.ss. 5.1.3, 5.1.4, 5.1.5, and 5.1.9 is satisfied, unless the failure of any such condition to be satisfied is the result of any action or inaction by Owner Trustee.

     5.3 Conditions to Lessee's Obligations

     Lessee's obligation to lease the Aircraft on the Delivery Date is subject to the satisfaction or Lessee's waiver, on or before the Delivery Date, of the conditions in this ss. 5.3.

     5.3.1 Documents

     Lessee receives executed originals of the documents described in ss. 5.1.2, except as otherwise provided therein, and they are satisfactory to Lessee, unless the failure to receive any such document is the result of any action or inaction by Lessee.

     5.3.2 Taxes

     Lessee is satisfied that no sales, use, value-added, goods-and-services, or like tax, and no stamp tax duty, is payable with respect to the delivery of the Aircraft on the Delivery Date (to the extent that Lessee could be liable therefor under ss. 9.3).

     5.3.3 Other Conditions

     Each of the conditions in ss.ss.  5.1.3, 5.1.4, 5.1.5, 5.1.6, 5.1.7, 5.1.8,
5.1.9, 5.1.10, 5.1.11, and 5.1.12 has been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

     5.4 Post-Registration Opinion

     Promptly after the registration of the Aircraft and the recordation of the FAA-Filed Documents pursuant to the Transportation Code, Lessee will cause FAA Counsel to deliver to Lessee, Owner Participant, and Owner Trustee a favorable opinion or opinions addressed to each of them with respect to such recordation.

     6. REPRESENTATIONS AND WARRANTIES

     6.1 Lessee's Representations and Warranties

     Lessee represents and warrants to Owner Participant and Owner Trustee that:

     6.1.1 Organization; Qualification

     Lessee is a corporation duly incorporated, validly existing, and in good standing under the Laws of Indiana, and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Operative Agreements. Lessee is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the nature and extent of the business conducted by it, or the ownership of its properties, requires such qualification, except where the failure to be so qualified would not give rise to a Materially Adverse Change to Lessee.

     6.1.2 Corporate Authorization

     Lessee has taken, or caused to be taken, all necessary corporate action (including obtaining any consent or approval of stockholders required by its articles of incorporation or by-laws) to authorize its execution, delivery, and performance of its obligations under each of the Lessee Operative Agreements.

     6.1.3 No Violation

     Lessee's execution, delivery, and performance of its obligations under the Lessee Operative Agreements do not and will not (a) violate any provision of Lessee's articles of incorporation or by-laws, (b) violate any Law applicable to or binding on Lessee, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to Lessee), or result in the creation of any Lien (other than as permitted under the Lease) upon the Aircraft under, any lease, loan, or other material agreement to which Lessee is a party or by which Lessee or any of its properties is bound.

     6.1.4 Approvals

     Lessee's execution and delivery of, and performance of its obligations under, the Lessee Operative Agreements do not and will not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of
(a) any trustee or other holder of any Debt of Lessee, (b) any Government Entity, or (c) any other Person, other than (x) the FAA-Filed Documents and the Financing Statements (and continuation statements periodically), and (y) filings, recordings, notices, corporate approvals of Lessee (which have been duly obtained) or other ministerial actions pursuant to any routine recording, contractual, or regulatory requirements.

     6.1.5 Valid and Binding Agreements

     The Lessee Operative Agreements have been duly authorized, executed, and delivered by Lessee, and (assuming their due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of Lessee and are enforceable against Lessee in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.1.6 Litigation

     Except as set forth in Guarantor's most recent Annual Report on Form 10-K, filed by Lessee with the SEC on or before the Delivery Date, or in any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC subsequent to such Form 10-K and on or before the Delivery Date, no action, claim, or proceeding is now pending or, to Lessee's Actual Knowledge, threatened, against Lessee, Guarantor, or any of their Affiliates, before any Government Entity or any arbitrator, that is reasonably likely to be determined adversely to Lessee and if determined adversely to Lessee would result in a Materially Adverse Change.

     6.1.7 Financial Condition

     Guarantor's audited consolidated balance sheet for its most-recent fiscal year, included in Guarantor's Annual Report on Form 10-K filed by Guarantor with the SEC for such fiscal year, and the related consolidated statements of operations and cash flows for the period then ended, have been prepared in accordance with GAAP and fairly present in all material respects the financial condition of Guarantor and its consolidated subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no Materially Adverse Change in such financial condition or operations, except for matters disclosed in (a) the financial statements referred to above, or (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Guarantor with the SEC on or before the Delivery Date.

     6.1.8 Registration and Recordation

     Except for (a) registering the Aircraft with the FAA pursuant to the Transportation Code in the name of Owner Trustee, (b) filing for recordation (and recording) the FAA-Filed Documents, (c) filing the Financing Statements
(and continuation statements relating thereto at periodic intervals), (d) Lessor's taking possession and retaining the chattel paper original counterpart of the Lease, and (e) affixing the placards referred to in ss. 7.1.3 of the Lease, no further action, including filing or recording any document (including any financing statement under UCC Article 9) is necessary in order to establish and perfect Owner Trustee's right, title, and interest, in the Aircraft and the Lease, as against Lessee and any other Person, in any applicable jurisdiction in the United States.

     6.1.9 Chief Executive Office

     Lessee's chief executive office (as defined in UCC Article 9) is located at 7337 West Washington Street, Indianapolis, Indiana, 46231.

     6.1.10 No Default

     No Default exists.

     6.1.11 No Event of Loss

     No Event of Loss has occurred with respect to the Airframe or any Engine, and, to Lessee's Actual Knowledge, no circumstance, condition, act, or event has occurred that, with the giving of notice or lapse of time, gives or would give rise to or constitutes or would constitute an Event of Loss to the Airframe or any Engine.

     6.1.12 Compliance With Laws

     (a) Lessee is a Citizen of the United States and a U.S. Air Carrier.

     (b) Lessee holds all licenses, permits, and franchises from the appropriate Government Entities necessary to authorize Lessee lawfully to engage in air transportation and to carry on scheduled commercial passenger service as currently conducted, except to the extent that the failure to hold any such license, permit, or franchise would not give rise to a Materially Adverse Change to Lessee.

     (c) Lessee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940.

     6.1.13 Securities Laws

     Neither Lessee nor any Person authorized to act on its behalf has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and the Trust Agreement for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person in violation of the Securities Act.

     6.1.14 Broker's Fees

     No Person acting on behalf of Lessee is or will be entitled to any broker's fee, commission, or finder's fee in connection with the Transactions, except for fees payable to Lessee's Advisor(s), if any.

     6.1.15 Section 1110

     Owner Trustee, as lessor under the Lease, will be entitled to the benefits of Section 1110 (as currently in effect), with respect to the right to take possession of the Airframe and Engines as provided in the Lease, in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     6.1.16 No Government Consents

     Neither Lessee's execution and delivery of any of the Lessee Operative Agreements nor Lessee's performance of its obligations hereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Government Entity, except for
(a) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or will on the Delivery Date be, in full force and effect, and the registration and filings referred to herein and (b) any normal periodic and other reporting requirements under the applicable rules of the FAA to the extent required to be given or obtained only on or after the Delivery Date.

     6.1.17 Payment of Taxes

     Lessee and its Affiliates have filed or caused to be filed all federal, state, and material local and non-U.S. tax returns that are required to be filed and have paid or caused to be paid all taxes shown to be due on such returns or on any assessment received by Lessee or its Affiliates, except any that are being contested diligently and in good faith by appropriate proceedings and for which adequate provision for payment has been made in accordance with GAAP. There is no ongoing audit or, to the knowledge of Lessee, other investigation by any Government Entity of the tax liability of Lessee or its Affiliates and there is no unresolved claim by a taxing authority concerning Lessee's or any Affiliate's tax liability, for any period for which returns have been filed or were due, that, in either case, reasonably may be expected to result in liability of Lessee which could have a materially adverse effect on the business, operations or financial condition of Lessee or the ability of Lessee to perform its obligations under the Operative Agreements.

     6.2 Owner Participant's Representations and Warranties

     Owner Participant represents and warrants to Lessee and Owner Trustee that:

     6.2.1 Organization, etc.

     Owner Participant (a) is a corporation duly incorporated, validly existing and in good standing under the Laws of the OP Jurisdiction, (b) has the corporate power and authority to conduct the business in which it is currently engaged, to own or hold under lease its properties, and to enter into and perform its obligations under the Owner Participant Agreements, and (c) has a tangible net worth (exclusive of goodwill) greater than $50 million.

     6.2.2 Corporate Authorization

     Owner Participant has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by its certificate of incorporation or by-laws) to authorize its execution, delivery, and performance of its obligations under each of the Owner Participant Agreements.

     6.2.3 No Violation

     Owner Participant's execution, delivery, and performance of its obligations under each of the Owner Participant Agreements do not and will not (a) violate any provision of Owner Participant's certificate of incorporation or by-laws,
(b) violate any Law applicable to or binding on Owner Participant (no representation or warranty is made with respect to ERISA, other than as set forth in ss. 6.2.9) or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to Owner Participant), or result in the creation of any Lien (other than as provided for or otherwise permitted in the Operative Agreements) upon the Trust Estate under, any lease, loan, or other material agreement to which Owner Participant is a party or by which Owner Participant or any of its properties is bound.

     6.2.4 Approvals

     Owner Participant's execution, delivery, and performance of its obligations under each of the Owner Participant Agreements do not and will not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of (a) any trustee or other holder of any Debt of Owner Participant, and
(b) any Government Entity, other than filing the FAA-Filed Documents and the Financing Statements and routine regulatory filings.

     6.2.5 Valid and Binding Agreements

     The Owner Participant Agreements have been duly authorized, executed, and delivered by Owner Participant, and (assuming the due authorization, execution, and delivery by the other parties thereto) constitute legal, valid, and binding obligations of Owner Participant and are enforceable against Owner Participant in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.2.6 Citizenship

     Owner Participant is a Citizen of the United States.

     6.2.7 No Liens

     There are no Lessor Liens attributable to Owner Participant on all or any part of the Trust Estate.

     6.2.8 Investment by Owner Participant

     Owner Participant is acquiring its beneficial interest in the Trust Estate for its own account, for investment and not with a view to any resale or distribution thereof; provided, that, subject to the transfer restrictions in ss. 10, its disposition of its beneficial interest in the Trust Estate shall at all times be within its control.

     6.2.9 ERISA

     No part of the funds to be used by Owner Participant to acquire or hold its interests in the Trust Estate directly or indirectly constitutes assets of a Plan.

     6.2.10 Litigation

     There are no pending or, to Owner Participant's Actual Knowledge, threatened actions or proceedings against Owner Participant before any Government Entity that, if determined adversely to Owner Participant, would materially adversely affect Owner Participant's ability to perform its obligations under the Owner Participant Agreements.

     6.2.11 Securities Laws

     Neither Owner Participant nor any Person Owner Participant has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating to the ownership of the Aircraft or any interest in the Trust Estate for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the Securities Act or applicable state securities Laws (with the understanding that Owner Participant shall not be deemed to have authorized Lessee's Advisor(s) to act on Owner Participant's behalf).

     6.2.12 Broker's Fees

     No Person acting on behalf of Owner  Participant  is or will be entitled to
any  broker's  fee,   commission,   or  finder's  fee  in  connection  with  the
Transactions.

     6.3 FSB's Representations and Warranties

     FSB represents and warrants to Lessee and Owner Participant that:

     6.3.1 Organization, etc.

     FSB is a national banking association duly organized, validly existing and in good standing under the Laws of the United States, holding a valid certificate to do business as a national banking association with banking authority to execute, deliver, and perform its obligations under the Owner Trustee Agreements.

     6.3.2 Corporate Authorization

     FSB has taken (or caused to be taken) all necessary corporate action (including obtaining any consent or approval of stockholders required by Law or by its articles of association or by-laws) to authorize the execution and delivery by FSB or Owner Trustee, of each of the Owner Trustee Agreements, and the performance of its obligations thereunder.

     6.3.3 No Violation

     FSB's and Owner Trustee's execution, delivery, and performance of their respective obligations under the Owner Trustee Agreements do not and will not
(a) violate any provision of FSB's articles of association or by-laws, (b) violate any Utah Law or federal banking Law applicable to or binding on Owner Trustee or FSB, or (c) violate or constitute any default under (other than any violation or default that would not result in a Materially Adverse Change to FSB or Owner Trustee), or result in the creation of any Lien upon any property of FSB, Owner Trustee, or any of FSB's subsidiaries under, any lease, loan, or other material agreement to which FSB or Owner Trustee is a party or by which FSB, Owner Trustee, or any of their properties is or may be bound or affected.

     6.3.4 Approvals

     FSB's and Owner Trustee's execution, delivery, and performance of their respective obligations under the Owner Trustee Agreements do not and will not require the consent, approval, or authorization of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, (a) any trustee or other holder of any Debt of FSB, or (b) any Government Entity governing banking and trust powers, other than filing the FAA-Filed Documents and the Financing Statements.

     6.3.5 Valid and Binding Agreements

     The Owner Trustee Agreements have been duly authorized, executed, and delivered by FSB and Owner Trustee, and (assuming the due authorization, execution, and delivery thereof by the other parties thereto) constitute legal, valid, and binding obligations of FSB and Owner Trustee and are enforceable against FSB and Owner Trustee in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, and other similar Laws affecting the rights of creditors generally and general principles of equity.

     6.3.6 Citizenship

     FSB is a Citizen of the United States.

     6.3.7 Chief Executive Office

     The chief executive office (as defined in UCC Article 9) of Owner Trustee is located at 79 South Main Street, Salt Lake City, Utah 84111.

     6.3.8 Title

     On the Delivery Date, Owner Trustee shall have received whatever title to the Aircraft as was conveyed to it by Seller.

     6.3.9 No Liens; Financing Statements

     There are no Lessor Liens attributable to FSB or Owner Trustee in respect of all or any part of the Aircraft, or the Trust Estate. Except for the Financing Statements, neither FSB nor Owner Trustee has executed any UCC financing statement relating to the Aircraft or the Lease.

     6.3.10 Litigation

     There are no pending or, to FSB's Actual Knowledge, threatened actions or proceedings against FSB or Owner Trustee before any Government Entity that, if determined adversely to FSB, would materially adversely affect the ability of FSB or Owner Trustee to perform its obligations under the Owner Trustee Agreements.

     6.3.11 Securities Laws

     Neither FSB, nor any Person authorized to act on its behalf, has directly or indirectly offered any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person other than Owner Participant.

     6.3.12 Expenses and Taxes

     There are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate, or any part thereof or any interest therein, Lessee or Owner Participant (except as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of Utah in connection with Owner Trustee's execution, delivery, or performance of any Operative Agreement, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in Utah, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in Utah, or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in Utah.

     7. COVENANTS

     7.1 Lessee's Covenants

     Lessee agrees for the benefit of Owner Participant and Owner Trustee as follows:

     7.1.1 Corporate Existence; U.S. Air Carrier

     Lessee shall at all times maintain its corporate existence, except as permitted byss. 13.2 of the Lease, and shall at all times remain a U.S. Air Carrier.

     7.1.2 Notice of Change of Chief Executive Office

     Lessee will give to Owner Participant and Owner Trustee timely written notice of (but in any event within 90 days after) any relocation of its chief executive office (as defined in UCC Article 9), and will promptly take any action required by ss. 7.1.3(c) as a result of such relocation.

     7.1.3 Certain Assurances

     (a) Lessee shall duly execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) all such further documents, and shall do and cause to be done such further things, as Owner Participant or Owner Trustee reasonably requests to accomplish the purposes of the Operative Agreements, provided that no document so executed by Lessee will expand any obligations or limit any rights of Lessee in respect of the Transactions.

     (b) Lessee shall promptly take such action with respect to the recording, filing, re-recording, and refiling of the Lease and the Trust Agreement, and any supplements thereto, as shall be necessary to establish, perfect, and protect Owner Trustee's interests and rights in and to the Aircraft and under the Lease. Lessee shall furnish to Owner Participant or Owner Trustee such information (other than with respect to the citizenship of Owner Participant and Owner Trustee) in Lessee's possession or otherwise reasonably available to Lessee and required to enable Owner Participant or Owner Trustee to apply to register the Aircraft under the Transportation Code (subject to Lessee's rights under ss.
7.1.2 of the Lease), and shall pay or cause to be paid all out-of-pocket costs and expenses thereof (including reasonable attorneys' fees and disbursements).

     (c) Lessee will cause the FAA-Filed Documents, the Financing Statements, and all continuation statements (and any amendments necessitated by any combination, consolidation, or merger pursuant to ss. 13.2 of the Lease, or any relocation of its chief executive office) in respect of the Financing Statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to the FAA-Filed Documents) or the UCC or similar law of any other applicable jurisdiction (with respect to such other documents).

     (d) If the Aircraft is registered in a country other than the United States pursuant to ss. 7.1.2 of the Lease, Lessee will furnish to Owner Trustee and Owner Participant annually while the Aircraft is not U.S.-registered (starting with the calendar year after such registration is effected) an opinion of special counsel reasonably satisfactory to Owner Participant stating that, in the opinion of such counsel, either (1) such action has been taken with respect to the recording, filing, re-recording, and re-filing of the Operative
Agreements and any supplements and amendments thereto as is necessary to establish, perfect, and protect Owner Trustee's right, title and interest in and to the Aircraft and the Operative Agreements, reciting the details of such actions, or (2) no such action is necessary to maintain the perfection of such right, title, and interest.

     7.1.4 Securities Laws

     Neither Lessee nor any Person authorized to act on its behalf will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws.

                  7.1.5                 Certification

     Lessee shall cause the Aircraft to be duly certified by the FAA as to airworthiness and shall, immediately upon registration of the Aircraft in Owner Trustee's name, obtain an FAA airworthiness certificate for the Aircraft.

     7.2 Owner Participant's Covenants

     Owner Participant agrees for the benefit of Lessee and Owner Trustee as follows:

     7.2.1 Liens

     Owner Participant (a) (1) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it on or with respect to all or any part of the Trust Estate or the Aircraft, and (2) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to Owner Participant on all or any part of the Trust Estate or the Aircraft; provided, that Owner Participant shall not be required to comply with the foregoing provisions of this clause (a) if it shall in good faith by appropriate proceedings contest claims or charges resulting in any such Lien as long as such contest does not involve any material danger of the sale, forfeiture, loss, or loss of use of the Aircraft or the interest of Lessor or Owner Participant therein; and (b) will hold harmless and indemnify Lessee, Owner Trustee, each of their respective Affiliates, successors, and permitted assigns, and the Trust Estate from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate, and (3) any interference with the possession, operation, or other use of all or any part of the Aircraft, in each case imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien (without regard to the proviso to the foregoing clause (a)).

     7.2.2 Revocation of Trust Agreement

     (a) Owner Participant will comply with the provisions of the Trust Agreement applicable to it, will not terminate or revoke the Trust Agreement or the trusts created thereunder without the prior written consent of Lessee, and will not amend, modify, or supplement the Trust Agreement, or waive any of the provisions thereof, if such amendment, modification, supplement, or waiver would have any adverse effect on Lessee, without the consent of Lessee.

     (b) Notwithstanding ss. 7.2.2(a), Owner Participant may at any time remove Owner Trustee pursuant to ss. 9.1 of the Trust Agreement or terminate the Trust Agreement pursuant to ss. 11.2 of the Trust Agreement.

     7.2.3 Change of Situs of Owner Trust

     If, at any time, any Tax Indemnitee or the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to ss. 9.3 of this Agreement and if, as a consequence thereof, Lessee requests that the situs of the Trust be moved to another state in the United States from the state in which it is then located, the situs of the Trust may be moved with the written consent of Owner Participant (which consent shall not be unreasonably withheld) and Owner Participant will take whatever action is reasonably necessary to accomplish such removal; provided, that, in any event, (a) Lessee shall provide such additional tax indemnification as Owner Participant reasonably requests to cover any additional unindemnified Taxes or loss of Tax benefits described in the assumptions in the Tax Indemnity Agreement resulting from such change in situs,
(b) the rights and obligations under the Operative Agreements of Owner Participant shall not be adversely affected as a result of the taking of such action, (c) Owner Participant shall receive an opinion or opinions of counsel (which counsel is reasonably satisfactory to Owner Participant), in scope, form, and substance reasonably satisfactory to Owner Participant, to the effect that
(1) the Trust, as thus removed, remains a validly-established trust, (2) any amendments to the Trust Agreement necessitated by such removal have been duly authorized, executed, and delivered and constitute valid and binding obligations of such parties, enforceable in accordance with their terms, (3) covering such other matters as Owner Participant reasonably requests, (d)if such removal involves the replacement of Owner Trustee, then Owner Participant shall receive an opinion of counsel to such successor Owner Trustee, in form and substance reasonably satisfactory to Owner Participant, covering the matters described in the opinion delivered pursuant to ss. 5.1.2(r)(4), and (e) Lessee shall indemnify and hold harmless Owner Participant, FSB, and Owner Trustee, on a net after-tax basis, against any and all reasonable out-of-pocket costs and expenses (including attorneys' fees and disbursements), fees and expenses of any new owner trustee, registration, recording, or filing fees, and taxes incurred by Owner Participant or Owner Trustee in connection with such change of situs. Owner Participant agrees, for Lessee's benefit, that Owner Participant will not consent to or direct a change in the situs of the Trust Estate without Lessee's prior written consent.

     7.2.4 Compliance with Lease Provisions

     Owner Participant agrees, solely for Lessee's benefit, to comply with the express provisions applicable to Owner Participant in the Lease.

     7.2.5 Securities Act

     Owner Participant will not directly or indirectly offer any beneficial interest or security relating to the ownership of the Aircraft or any interest in the Trust Estate for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, provided, that this ss. 7.2.5 shall not impose on Owner Participant any responsibility with respect to any such offer, sale, or solicitation by any other party hereto.

     7.2.6 Regarding Owner Trustee

     Owner Participant will direct Owner Trustee to perform its obligations under each Owner Trustee Agreement.

     7.3 FSB's and Owner Trustee's Covenants

     FSB and Owner Trustee agree for the benefit of Lessee and Owner Participant as follows:

     7.3.1 Liens

     FSB (a) will not directly or indirectly create, incur, assume, or suffer to exist any Lessor Lien attributable to it or Owner Trustee on all or any part of the Trust Estate or the Aircraft, (b) will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien attributable to FSB or Owner Trustee on all or any part of the Trust Estate or the Aircraft, and (c) will personally hold harmless and indemnify Lessee, Owner Participant, each of their Affiliates, successors, and permitted assigns, and the Trust Estate from and against (1) any and all Expenses, (2) any reduction in the amount payable out of the Trust Estate, and (3) any interference with the possession, operation, or other use of all or any part of the Aircraft imposed on, incurred by, or asserted against any of the foregoing as a consequence of any such Lessor Lien.

     7.3.2 Other Business

     Owner Trustee will not enter into any business or other activity except as contemplated by the Operative Agreements.

     7.3.3 Notice of Change of Chief Executive Office

     FSB and Owner Trustee will give to Lessee and Owner Participant 30 days' prior written notice of any relocation of its chief executive office (as defined in UCC Article 9), and will promptly take any action required by ss. 7.3.7 as a result of such relocation.

     7.3.4 Securities Act

     Neither FSB nor Owner Trustee will directly or indirectly offer any beneficial interest or Security relating to the ownership of the Aircraft or any interest in the Trust Estate for sale to, or solicit any offer to acquire any such interest or security from, or sell any such interest or security to, any Person in violation of the Securities Act or applicable state or foreign securities Laws, provided, that the foregoing shall not impose on FSB or Owner Trustee any responsibility with respect to any such offer, sale, or solicitation by any other party hereto.

     7.3.5 Performance of Agreements

     Owner Trustee shall perform its obligations under the Owner Trustee Agreements in accordance with the terms thereof.

     7.3.6 Notices; Documents

     If any claim with respect to any liabilities is filed against Owner Trustee and Owner Trustee has Actual Knowledge thereof, then Owner Trustee shall promptly notify Lessee in writing thereof. Owner Trustee further agrees to provide to Lessee promptly any documents (including the certificate of aircraft registration) that it receives from the FAA with respect to the Aircraft.

     7.3.7 Filings

     After the Delivery Date, Owner Trustee shall duly execute and deliver to Lessee all filings and recordings (including all filings and UCC financing statements under the Transportation Code and the UCC and any amendments to UCC financing statements necessitated by any relocation of its chief executive office), prepared and delivered to it by Lessee, required to perfect Owner Trustee's title to the Aircraft and to make such title, liens, and security interests valid and enforceable.

     7.3.8 Trust Agreement

     FSB and Owner Trustee hereby (a) agree for the benefit of Lessee not to amend, supplement, terminate, or otherwise modify any provision of the Trust Agreement in a manner that adversely affects the rights of any such party without the prior written consent of such party, and (b) agree for the benefit of Lessee not to revoke the trust created by the Trust Agreement if such revocation would have an adverse effect on Lessee. Nothing in this Agreement shall impair any right under the Trust Agreement of FSB to resign as Owner Trustee in accordance with the provisions of the Trust Agreement.

     7.4 Other Agreements

     7.4.1 Owner Trustee Is Owner for All Purposes

     Lessee, Owner Participant, and Owner Trustee agree that for all purposes, after the Closing, Owner Trustee will be the owner of the Aircraft (except that Owner Participant will be the owner for income tax purposes) and Lessee will be the lessee thereof. No transfer, by operation of Law or otherwise, of Owner Participant's beneficial interest in and to the Trust Estate shall operate to transfer legal title to any part of the Trust Estate to any transferee thereof.

     7.4.2 Commencement of Bankruptcy Proceedings

     Lessee, Owner Participant, FSB, and Owner Trustee agree for the benefit of each of the others that it will not commence or join in any proceeding under the Bankruptcy Code to commence a case under ss. 303 of the Bankruptcy Code against the Trust Estate. Nothing contained herein shall be deemed to preclude Owner Participant, FSB, or Owner Trustee from filing any claim against the Trust Estate in any case commenced against the Trust Estate.

     7.4.3 Quiet Enjoyment; Sale by Owner Trustee Binding

     (a) Owner Participant and Owner Trustee agree for the benefit of Lessee that, unless an Event of Default exists, such Person shall not interfere (and shall not permit any Affiliate or other Person claiming by, through, or under it to interfere) with Lessee's rights in accordance with the Lease to the quiet enjoyment, possession, and use of the Aircraft during the Term.

     (b) Any assignment, sale, transfer, or other conveyance of the Aircraft by Owner Trustee made pursuant to the terms of this Agreement or the Lease shall bind Owner Participant, and shall be effective to transfer or convey all right, title, and interest of Owner Trustee and Owner Participant in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency, or regularity of such assignment, sale, transfer, or conveyance, or as to the application of any sale or other proceeds with respect thereto by Owner Trustee, as regards Owner Participant.

     7.4.4 Other Documents; Amendment

     (a) Each of Owner Participant and Owner Trustee hereby agrees for the benefit of Lessee not to amend, supplement, or otherwise modify any provision of the Trust Agreement in a manner that could adversely affect such party, without the prior written consent of such party. Owner Trustee agrees to furnish promptly to Lessee copies of any supplement, amendment, waiver, or modification of any of the Operative Agreements to which Lessee is not a party.

     (b) Owner Trustee agrees to join with Lessee to the extent that action on its part is necessary or appropriate (1) to cause the following to be duly accomplished in accordance with applicable United States federal Law by the time the Aircraft is delivered under this Agreement and the Lease: (aa) to apply to register the Aircraft in Owner Trustee's name, and (bb) all related action necessary in order for Lessee to have temporary or permanent authority to operate the Aircraft as contemplated by the Lease, and (2) forthwith upon delivery of the Aircraft under this Agreement and the Lease, to cause all necessary documents to be duly filed for recording in accordance with applicable United States federal Law.

     7.4.5 Consents

     Each of Owner Participant and Owner Trustee covenants and agrees, for Lessee's benefit, that it shall not unreasonably withhold its consent to any consent or approval requested of it or of Owner Trustee under the terms of any of the Operative Agreements which by its terms is not to be unreasonably withheld.

     7.4.6 Insurance

     Each of Owner Participant and Owner Trustee agrees not to obtain or maintain insurance for its own account as permitted by ss. 11.2 of the Lease if such insurance would limit, increase the cost of, or otherwise adversely affect the coverage of any insurance required to be obtained or maintained by Lessee pursuant to ss. 11 and Annex D of the Lease.

     7.4.7 Foreign Registration

     (a) Owner Participant and Owner Trustee hereby agree for Lessee's benefit that, subject to ss. 7.1.2 of the Lease, Lessee shall be entitled to register the Aircraft or cause the Aircraft to be registered in a country other than the United States, if:

     (1) such registration is made only after the Tax Attribute Period, unless Lessee prepays on a lump-sum basis any liability that would be due under the Tax Indemnity Agreement as a result of such registration based upon the assumption that such registration would continue for the remainder of the term of the Permitted Sublease described in clause (3) below;

     (2) no Special Default or Event of Default exists at the time of such registration;

     (3) such proposed change of registration is made in connection with a Permitted Sublease to a Permitted Air Carrier, and such country is such Permitted Air Carrier's domicile;

     (4) such country is a country with which the United States then maintains normal diplomatic relations (or, if Taiwan, the United States then maintains diplomatic relations at least as good as those in effect on the Delivery Date, provided that Lessee may not effect such registration in Taiwan unless it has obtained the prior written consent of Owner Participant, which Owner Participant may withhold in its sole and absolute discretion); and

     (5) Owner Participant and Owner Trustee receive an opinion of counsel (subject to customary exceptions) reasonably satisfactory to Owner Participant, addressed to each such party, to the effect that:

     (aa) such country recognizes Owner Trustee's ownership interest in the Aircraft;

     (bb) Lessee's obligations,  and Owner Trustee's rights and remedies,  under
the  Lease  are  valid,   binding,  and  enforceable  under  the  laws  of  such
jurisdiction;

     (cc) after giving effect to such change in registration, Owner Trustee's title continues as a valid and protected interest, and all filing, recording, or other action necessary to protect Owner Trustee's interest have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective,
(1) the opinion shall detail what filing, recording, or other action is necessary, and (2) Owner Participant and Owner Trustee shall receive a certificate from Lessee that all possible preparations to accomplish such filing, recording, and other action are done, and such filing, recording, and other action are accomplished, and a supplemental opinion to that effect shall be delivered to Owner Participant and Owner Trustee promptly after the effective date of such change in registration;

     (dd) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of Owner Trustee or Owner Participant, for Owner Trustee or Owner Participant to qualify to do business in such jurisdiction as a result of such reregistration or in order to exercise any rights or remedies with respect to the Aircraft pursuant to the Lease;

     (ee) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, if such latter opinion cannot be given in a form satisfactory to Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to Owner Participant is provided to cover such risk); and

     (ff) unless Lessee agrees to provide insurance covering the risk of requisition of use of the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee before such proposed reregistration has obtained such license or permit) for the taking or requisition by such government of such use.

         (b)  In   addition,   as  a  condition   precedent  to  any  change  in
registration, Lessee shall give to Owner Participant assurances reasonably satisfactory to each of them:

     (1) that the provisions ofss. 11 of the Lease have been complied with after giving effect to such change of registration;

     (2) of Lessee's payment, on an after-tax basis, of all reasonable out-of-pocket expenses of Lessor and Owner Participant in connection with such change of registry, including (aa) the reasonable fees and disbursements of counsel to Lessee and Lessor, (bb) any filing or recording fees, Taxes, or similar payments incurred in connection with the change of registration of the Aircraft; and

     (3) that the tax and other indemnities in favor of each Person named as an indemnitee under any other Operative Agreement afford to each such Person substantially the same protection as provided before such change of registration (or Lessee agrees to provide, or cause to be provided, additional indemnities that, together with such original indemnities, in the reasonable judgment of Owner Participant and Lessor, afford such protection).

     7.4.8 Other Commercial Relations Unaffected

     Notwithstanding  anything  to the  contrary  set  forth  in  any  Operative
Agreement:

     (a) except as set forth in the Purchase Agreement Assignment, nothing in the Operative Agreements shall constitute or be deemed to be a waiver by Lessee of any rights, remedies, or claims it may have against Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities, or indemnities in favor of Airframe Manufacturer, Engine Manufacturer, or any subcontractor or supplier of either with respect to any such rights, remedies, or claims of Lessee; and

     (b) neither Airframe Manufacturer, by its execution and delivery of the Consent and Agreement, nor Engine Manufacturer, by its execution and delivery of the Engine Manufacturer Warranty Agreement, shall be deemed to have waived any rights, remedies, or claims which Airframe Manufacturer or Engine Manufacturer (or any subcontractor or supplier of either) has against Lessee; and the Operative Agreements do not and shall not be construed or deemed to create any rights, waivers, immunities, or indemnities in favor of Lessee with respect to any such rights, remedies, or claims of Airframe Manufacturer or Engine Manufacturer (or any subcontractor or supplier of either).

     7.4.9 Interest in Certain Engines

     Owner Participant and Owner Trustee agree, for the benefit of each lessor, conditional seller, or secured party of any airframe or engine leased to, purchased by, or owned by Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement that it will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in any engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     8. CONFIDENTIALITY

     Lessee, Owner Participant, and Owner Trustee shall keep Annexes B, C, and D and Schedules 1, 2, 3, and 4 to the Lease, the Participation Agreement, the Purchase Agreement Assignment, and the Tax Indemnity Agreement confidential, and shall not disclose them, or cause them to be disclosed, to any Person, except
(a) to prospective and permitted transferees of Lessee's, Owner Participant's, or Owner Trustee's interest or their counsel, independent insurance brokers, auditors, or other agents who agree to hold such information confidential, (b) to Lessee's, Owner Participant's, or Owner Trustee's counsel, independent insurance brokers, auditors, or other agents, Affiliates, or investors who agree to hold such information confidential, (c) as may be required by any statute, court, or administrative order or decree, legal process, or governmental ruling or regulation, including those of any applicable insurance regulatory bodies (including the National Association of Insurance Commissioners), federal or state banking examiners, Internal Revenue Service auditors, or any stock exchange, (d) with respect to Lessee and Owner Participant, by mutual agreement of such parties, or (e) to such other Persons as are reasonably deemed necessary by the disclosing party in order to protect the interests of such party or for the purposes of enforcing such documents by such party; provided, that any and all disclosures permitted by clauses (c), (d), and (e) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons making such disclosures.

     9. INDEMNIFICATION AND EXPENSES

     9.1 General Indemnity

     9.1.1 Indemnity

     Whether or not any of the Transactions are consummated, Lessee shall indemnify, protect, defend, and hold harmless each Indemnitee from, against, and in respect of, and shall pay on a net after-tax basis, any and all Expenses of any kind or nature whatsoever, including those imposed on, incurred or suffered by, or asserted against any Indemnitee, relating to, based on, resulting from, or arising out of or in connection with, in each case directly or indirectly, any one or more of the following:

     (a) the Operative Agreements, or the enforcement of any of the terms of any of the Operative Agreements;

     (b) the Aircraft, the Airframe, any Engine, or any Part, including, with respect thereto, (1) the manufacture, design, purchase, acceptance, nonacceptance, rejection, ownership, registration, reregistration, deregistration, delivery, nondelivery, lease, sublease, assignment, possession, use, non-use, operation, maintenance, testing, repair, overhaul, condition, alteration, modification, addition, improvement, storage, airworthiness, replacement, repair, sale, substitution, return, abandonment, redelivery, or other disposition of the Aircraft, any Engine, or any Part, (2) any claim or penalty arising out of violations of applicable Laws, (3) tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive, or imputed, and including strict liability and liability without fault), (4) death or property damage of passengers, shippers, or others, (5) environmental control, noise, or pollution, (6) any claim for patent, trademark, or copyright infringement and (7) any Liens in respect of the Aircraft, any Engine, or any Part; and

     (c) any breach of or failure to perform or observe, or any other noncompliance with, any covenant, agreement, or other obligation to be performed by Lessee under any Lessee Operative Agreement, or the falsity of any representation or warranty of Lessee in any Lessee Operative Agreement, other than in the Tax Indemnity Agreement.

     9.1.2 Exceptions

     Notwithstanding anything in ss. 9.1.1, Lessee shall not be required to indemnify, protect, defend, and hold harmless any Indemnitee pursuant to ss.
9.1.1 against any Expense of such Indemnitee:

     (a) for any Taxes or a loss of Tax benefit, whether or not Lessee is required to indemnify therefor pursuant to ss. 9.3 or the Tax Indemnity Agreement (other than amounts required to be paid to render the payment of any Expense payable under ss. 9.1.1 on an after-tax basis);

     (b) except to the extent attributable to acts or events occurring prior thereto, acts or events (other than acts or events related to Lessee's performance of its obligations pursuant to the terms of the Lessee Operative Agreements) that occur after: (1) with respect to the Airframe, any Engine, or any Part, the return of possession (which, if the Aircraft is placed in storage as provided inss. 5 of the Lease, is the date that the Aircraft is placed in storage) of such Airframe, Engine, or Part pursuant to the Lease (other than pursuant toss. 15 thereof, in which case Lessee's liability under thisss. 9.1 shall survive for so long as Lessor is entitled to exercise remedies under suchss. 15 or in connection with Lessee in the event of exercise of its early termination option underss. 9 of the Lease or its purchase options underss. 17.3 of the Lease), and (2) the termination of the Term in accordance with the Lease;

     (c) to the extent attributable to any Transfer (voluntary or involuntary) by or on behalf of Owner Participant of any interest in the Aircraft or the Trust Estate, except for out-of-pocket costs and expenses incurred as a result of such Transfer during the existence of an Event of Default (or in connection with Lessee in the event of exercise of its early termination option under ss. 9 of the Lease or its purchase options under ss. 17.3 of the Lease);

     (d) to the extent attributable to the gross negligence or willful misconduct of such Indemnitee or any related Indemnitee (as defined below) (other than gross negligence or willful misconduct imputed to such Person by reason of its interest in the Aircraft or any Operative Agreement);

     (e) in the case of FSB, to the extent attributable to matters enumerated in the proviso toss. 13;

     (f) to the extent attributable to the incorrectness or breach of any representation or warranty of such Indemnitee or any related Indemnitee contained in or made pursuant to any Operative Agreement;

     (g) to the extent attributable to the failure, by such Indemnitee or any related Indemnitee, to perform or observe any agreement, covenant, or condition on its part to be performed or observed in any Operative Agreement;

     (h) to the extent attributable to the offer or sale by such Indemnitee or any related Indemnitee of any interest in the Aircraft, the Trust Estate, or the Trust Agreement, or any similar interest, in violation of the Securities Act or other applicable federal, state, or foreign securities Laws (other than any thereof caused by the acts or omissions of Lessee or any person acting on behalf of Lessee);

     (i) with respect to Owner Trustee, to the extent attributable to its negligence or willful misconduct in the distribution of funds received and distributable by it in accordance with the Trust Agreement,

     (j) other than during the existence of an Event of Default, to the extent attributable to the authorization or giving or withholding of any future amendments, supplements, waivers, or consents with respect to any Operative Agreement, other than any requested by Lessee or required by or made pursuant to the terms of the Operative Agreements (unless such requirement results from the actions of an Indemnitee not required by or made pursuant to the Operative Agreements);

     (k) to the extent attributable to any amount which any Indemnitee expressly agrees to pay or such Indemnitee expressly agrees shall not be paid by or be reimbursed by Lessee;

     (l) to the extent that it is an ordinary and usual operating or overhead expense of such Indemnitee;

     (m) with respect to Owner Participant or Owner Trustee, or any related Indemnitee, to the extent attributable to the deregistration of the Aircraft under the Transportation Code as a result of the failure of such Person (or any related Indemnitee of such Person) to be a Citizen of the United States as a result of any act (other than reregistration of the Aircraft pursuant to ss.
7.1.2 of the Lease) of Owner Participant or Owner Trustee or any related Indemnitee of such Person (not taken at the request of Lessee);

     (n) for any Lessor Lien attributable to such Indemnitee or any related Indemnitee; or

     (o) to the extent incurred by or asserted against an Indemnitee other than Owner Participant (but without limiting the other provisions of this ss. 9.1.2, including clauses (f) and (g), as to Owner Participant) as a result of any "prohibited transaction", within the meaning of ERISA ss. 406 or Code ss. 4975(c)(1).

     For purposes of this ss. 9.1, a Person shall be considered a "related Indemnitee" of an Indemnitee if that Person is an Affiliate or employer of such Indemnitee, a director, officer, employee, or agent of such Indemnitee or any such Affiliate, or a successor or permitted assignee of any of the foregoing; provided, that Owner Trustee and FSB shall not be deemed to be related Indemnitees of Owner Participant merely because of their trust or fiduciary relationships.

     9.1.3 Separate Agreement

     This Agreement constitutes a separate agreement with respect to each Indemnitee, and is enforceable directly by each such Indemnitee.

     9.1.4 Notice

     If an Indemnitee makes a claim for any Expense indemnifiable under this ss. 9.1, such Indemnitee shall give prompt written notice thereof to Lessee. Notwithstanding the foregoing, any Indemnitee's failure to notify Lessee as provided in this ss. 9.1.4, or in ss. 9.1.5, shall not release Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure results in an additional Expense to Lessee (in which event Lessee shall not be responsible for such additional expense) or materially impairs Lessee's ability to contest such claim.

     9.1.5 Notice of Proceedings; Defense of Claims; Limitations

     (a) If any action, suit, or proceeding for which Lessee is responsible under this ss. 9.1 is brought against any Indemnitee, such Indemnitee shall notify Lessee of the commencement thereof, and Lessee may, at its expense, participate in and, to the extent that it so desires (subject to the provisions of the following paragraph), assume and control its defense and, subject to ss. 9.1.5(c), settle or compromise it. Unless Owner Participant agrees in writing otherwise, no settlement of any claim hereunder may require Owner Participant to agree to any remedy apart from the payment of money damages (for which such payment of money damages Lessee will in any event indemnify the Indemnitees).

     (b) Lessee or its insurer(s) shall have the right, at its or their expense, to investigate or, if Lessee or its insurer(s) agree not to dispute liability to the Indemnitee giving notice of such action, suit, or proceeding under this ss.
9.1.5 for indemnification hereunder or under any insurance policies pursuant to which coverage is sought, control the defense of, any action, suit, or proceeding, relating to any Expense for which indemnification is sought pursuant to this ss. 9.1, and each Indemnitee shall cooperate with Lessee or its insurer(s) with respect thereto; provided, that Lessee shall not be entitled to control the defense of any such action, suit, or proceeding, or to settle or compromise any such Expense, (i) while any Special Default or Event of Default under ss. 14.1 of the Lease exists, or (ii) if such action, suit, or proceeding will involve a material risk of the sale, forfeiture, or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, the Trust Estate, or any part thereof, unless Lessee shall have posted a bond or other security or collateral satisfactory to Owner Participant in respect to such risk, or (iii) if such action, suit, or proceeding could in the good faith opinion of such Indemnitee entail any risk of criminal liability or material civil liability or present a conflict of interest making separate representation necessary. In connection with any such Lessee-controlled action, suit, or proceeding, such Indemnitee shall have the right to participate therein, at its sole cost and expense, with counsel reasonably satisfactory to Lessee, provided that such Indemnitee's participation does not, in the reasonable opinion of the independent counsel appointed by Lessee or its insurers to conduct such proceedings, interfere with the defense of such case.

     (c) In no event shall any Indemnitee enter into a settlement or other compromise with respect to any Expense without Lessee's prior written consent (which shall not be unreasonably withheld or delayed), unless such Indemnitee waives its right to be indemnified with respect to such Expense under this ss. 9.1.

     (d) To the extent that any Expense indemnified by Lessee hereunder may be covered by insurance maintained by Lessee, at Lessee's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend, or compromise that Expense as may be required to retain the benefits of the insurance for that Expense.

     (e) If an Indemnitee is not a party to this Agreement, Lessee may require that Indemnitee to agree in writing to the terms of this ss. 9 and ss. 15.8 before making any payment to such Indemnitee under this ss. 9.

     (f) Nothing herein shall be deemed to be a guarantee of any residual value of the Aircraft.

     (g) Nothing in this ss. 9.1.5 shall require an Indemnitee to contest any Expense or to assume responsibility for or control of any judicial proceeding with respect thereto.

     9.1.6 Information

     Lessee will provide the relevant Indemnitee with such information not within the control of such Indemnitee (but in Lessee's control or reasonably available to Lessee) which such Indemnitee reasonably requests, and will otherwise cooperate with such Indemnitee so as to enable such Indemnitee to fulfill its obligations under ss. 9.1.5 and to control or participate in any proceeding to the extent permitted by ss. 9.1.5. The Indemnitee shall supply Lessee with such information not within the control of Lessee (but in such Indemnitee's control or reasonably available to such Indemnitee) which Lessee reasonably requests to control or participate in any proceeding to the extent permitted by ss. 9.1.5.

     9.1.7 Effect of Other Indemnities; Subrogation; Further Assurances

     Upon payment in full by or on behalf of Lessee of any indemnity provided for under this Agreement, without any further action and to the full extent permitted by Law, Lessee will be subrogated to all rights and remedies of the Person indemnified (other than with respect to any of such Indemnitee's insurance policies or in connection with any indemnity claim of such Indemnitee under ss. 5.3 or ss. 7 of the Trust Agreement) in respect of the matter as to which such indemnity was paid. Each Indemnitee will give such further assurances or agreements and cooperate with Lessee to permit Lessee to pursue any such claims, to the extent reasonably requested by Lessee and at Lessee's expense.

     9.1.8 Refunds

     If an Indemnitee receives any refund, in whole or in part, with respect to any Expense paid by or on behalf of Lessee hereunder, that Indemnitee will promptly pay the amount refunded (but not an amount in excess of the amount Lessee or any of its insurers has paid in respect of such Expense) over to Lessee unless an Event of Default exists, in which case such amount shall be paid over to Owner Trustee to hold as security for Lessee's obligations under the Lessee Operative Agreements or, if requested by Lessee, applied to satisfy those obligations. Any subsequent loss of such recovery or tax benefit or refund shall be subject to the provisions of ss. 9.1 and ss. 9.3.

     9.2 Expenses

     9.2.1 Invoices and Payment

     Owner Trustee and Owner Participant shall promptly submit to Lessee for its prompt approval (which shall not be unreasonably withheld) copies of invoices in reasonable detail of the Transaction Expenses for which it is responsible for providing information as they are received (and not later than the 90th day after the Delivery Date). If so submitted and approved, Owner Participant agrees promptly (and not later than the later of (i) the 105th day after the Delivery Date and (ii) the tenth Business Day following such approval) to pay such Transaction Expenses . Notwithstanding the foregoing, Lessee at its sole option shall have the right to pay directly any and all Transaction Expenses payable to Lessee Advisor or Lessee's counsel or (if such payment does not result in adverse tax consequences to Owner Participant) to any other Person. If Owner Participant fails to pay any Transaction Expense that it is obligated to pay hereunder, Lessee shall pay such Transaction Expense. Any such payment by Lessee shall not affect Owner Participant's obligations or Lessee's rights against Owner Participant for its failure to make any such payment.

     9.2.2 Payment of Other Expenses

     Lessee shall pay (a) the ongoing fees and  expenses of Owner  Trustee,  and
(b) all reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel) incurred by Owner Participant attributable to
(1) any transfer of title to the Aircraft or any Engine contemplated by ss. 4.5 of the Lease, or (2) any waiver, amendment, or modification of any Operative Agreement to the extent requested by Lessee.

     9.2.3 Indemnification Interest

     Lessee will pay to each Indemnitee upon demand, to the extent permitted by applicable Law, interest at the Past Due Rate on any amount of indemnity not paid when due pursuant to this ss. 9 until the same shall be paid.

     9.3 General Tax Indemnity

     9.3.1 General

     Except as provided in ss. 9.3.2, Lessee agrees that each payment of Rent paid by Lessee pursuant to the Lease, and any other payment or indemnity paid by Lessee to a Tax Indemnitee under any Operative Agreement, shall be free of all withholdings or deductions with respect to Taxes of any nature, and if Lessee is required by applicable law to make any such withholding or deduction for any such payment, (a) Lessee shall make all such withholdings or deductions, (b) the amount payable by Lessee shall be increased so that, after making all required withholdings or deductions, such Tax Indemnitee receives the same amount that it would have received had no such withholdings or deductions been made, and (c) Lessee shall pay the full amount withheld or deducted to the relevant Taxing Authority in accordance with applicable law. Except as provided in ss. 9.3.2, and whether or not any of the Transactions are consummated, Lessee shall pay, indemnify, protect, defend, and hold harmless on an after-tax basis each Tax Indemnitee from all Taxes imposed by any Taxing Authority imposed on or asserted against any Tax Indemnitee or the Aircraft, the Airframe, any Engine, or any Part, or any interest in any of the foregoing (whether or not indemnified against by any other Person), upon or with respect to the Operative Agreements, their execution, or the transactions or payments contemplated thereby, including any Tax imposed upon or with respect to (w) the Aircraft, the Airframe, any Engine, any Part, any Operative Agreement, any data, or any other thing delivered or to be delivered under an Operative Agreement, (x) the purchase, manufacture, acceptance, rejection, sale, transfer of title, return, ownership, delivery, transport, charter, rental, lease, re-lease, sublease, assignment, possession, repossession, presence, use, condition, storage, preparation, maintenance,  modification,  alteration,  improvement,  operation, registration, transfer or change of registration, reregistration, repair, replacement, overhaul, location, control, imposition of any Lien (other than a Lessor Lien), financing, refinancing requested by Lessee, abandonment, or other disposition of the Aircraft, the Airframe, any Engine, any Part, any data, or any other thing delivered or to be delivered under an Operative Agreement, or (y) rent, interest, fees, or other income, proceeds, receipts, or earnings, whether actual or deemed, arising upon, in connection with, or in respect of any of the Operative Agreements (including the property or income or other proceeds with respect to property held as part of the Trust Estate) or the transactions contemplated thereby.

     9.3.2 Certain Exceptions

     The provisions of ss. 9.3.1 shall not apply to, and Lessee shall have no liability hereunder for, Taxes:

     (a) imposed on a Tax Indemnitee by the federal government of the United States or any Taxing Authority or governmental subdivision of the United States or any state or local Taxing Authority (1) on, based on, or measured by gross or net income or gross or net receipts, including capital gains taxes, excess profits taxes, minimum taxes from tax preferences, alternative minimum taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes and estate taxes, and any withholding taxes on, based on, or measured by gross or net income or receipts, or (2) on, or with respect to, or measured by capital or net worth or in the nature of a franchise tax or a tax for the privilege of doing business (other than, in the case of clause (1) or (2), Taxes in the nature of sales, use, license, value added (to the extent not imposed as a substitute for an income tax), transfer, stamp, ad valorem, or property Taxes);

     (b) imposed on a Tax Indemnitee by any Taxing Authority or governmental subdivision thereof or therein outside of the United States (including any Taxing Authority in or of a territory, possession, or commonwealth of the United States) (1) on, based on, or measured by gross or net income or receipts, including capital gains taxes, excess profits taxes, minimum taxes from tax preferences, alternative minimum taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes and estate taxes, and any withholding taxes on, based on, or measured by gross or net income or receipts, or (2) on, or with respect to, or measured by capital or net worth or in the nature of a franchise tax or a tax for the privilege of doing business (other than, in the case of clause (1) or (2), Taxes in the nature of
(aa) sales, use, license, value added (to the extent not imposed as a substitute for an income tax), transfer, stamp, ad valorem, or property Taxes, or (bb) any Taxes imposed by any Taxing Authority (other than a Taxing Authority within whose jurisdiction such Tax Indemnitee is incorporated or organized or maintains its principal place of business) if such Tax Indemnitee would not have been
subject  to  such  Taxes  by  such   jurisdiction  but  for  (i)  the  location,
registration, use, or operation of the Aircraft, the Airframe, any Engine, or any Part thereof by a Lessee Person within the jurisdiction of the Taxing Authority imposing such Tax, or (ii) the activities of any Lessee Person (except for activities of a Lessee Person who is not an Affiliate, successor, or assign of Lessee acting in its capacity other than as a Lessee Person, which activities are unrelated to the transactions contemplated by the Operative Agreements) in such jurisdiction, including use of any other aircraft by Lessee in such jurisdiction, (iii) the status of any Lessee Person as a foreign entity or as an entity owned in whole or in part by foreign persons, (iv) Lessee's having made (or having been deemed to have made) payments to such Tax Indemnitee from the relevant jurisdiction, or (v) in the case of Owner Participant, or any related Tax Indemnitee, Lessee's being incorporated, organized, or maintaining a place of business in such jurisdiction);

     (c) on, with respect to, or measured by any trustee fees, commissions, premiums, or compensation received by Owner Trustee;

     (d) on the Trust or the Trust Estate that result from treatment of the Trust or the Trust Estate as an entity, such as a corporation, separate and apart from Owner Participant;

     (e) that are being contested as provided inss. 9.3.4 during the pendency of such contest;

     (f) imposed on any Tax Indemnitee to the extent that such Taxes result from the gross negligence or willful misconduct of such Tax Indemnitee or any Affiliate thereof (other than the gross negligence or willful misconduct imputed to such Tax Indemnitee by reason of such Tax Indemnitee's participation in the transactions contemplated by the Operative Agreements);

     (g) imposed on or with respect to a Tax Indemnitee (including the transferee in those cases in which the Tax on transfer is imposed on, or is collected from, the transferee) as a result of a transfer or other disposition (including a deemed transfer or disposition) by such Tax Indemnitee or a related Tax Indemnitee (or, in the case of Owner Participant, by Owner Trustee, or, in the case of Taxes imposed on a transferee, by the transferor) of any interest in the Aircraft, the Airframe, any Engine, or any Part, the Rent, the Trust, the Trust Estate, the Lease, or any interest arising under the Operative Agreements or a transfer or disposition (including a deemed transfer or disposition) of any interest in a Tax Indemnitee (other than (1) a substitution, replacement, modification, pooling, or improvement of the Aircraft, the Airframe, any Engine or any Part by a Lessee Person that is treated for Tax purposes as a transfer or disposition, (2) a transfer pursuant to an exercise of remedies upon a then-existing Event of Default, (3) a transfer pursuant toss. 17.3 orss. 9 of the Lease, or (4) a transfer pursuant to an Event of Loss);

     (h) in excess of those that would have been imposed had there not been a transfer or other disposition by or to such Tax Indemnitee or a related Tax Indemnitee described in clause (g) of this ss. 9.3.2;

     (i) imposed on Owner Participant and indemnified by Lessee pursuant to the Tax Indemnity Agreement;

     (j) imposed with respect to any period after the expiration or earlier termination of the Term and, if required pursuant to the terms of the Lease, the return of possession of the Aircraft to Lessor or placement in storage at the request of Lessor in accordance with the Lease (provided, that this clause (j) shall not apply to Taxes imposed after such period arising as a result of payments by Lessee under the Operative Agreements after such period or are attributable to events occurring prior to or coincident with such expiration or earlier termination of the Term);

     (k) consisting of any interest, penalties, or additions to tax imposed on a Tax Indemnitee as a result (in whole or in part) of a failure of such Tax Indemnitee or a related Tax Indemnitee to file any return properly and timely, unless such failure is caused by Lessee's failure to fulfill its obligations, if any, under ss. 9.3.6 with respect to such return;

     (l) resulting from, or that would not have been imposed but for, any Lessor Liens arising as a result of claims against, or acts or omissions of, or otherwise attributable to such Tax Indemnitee or a related Tax Indemnitee;

     (m) imposed on any Tax Indemnitee as a result of the breach by such Tax Indemnitee or a related Tax Indemnitee of any covenant of such Tax Indemnitee or any Affiliate thereof contained in any Operative Agreement or the inaccuracy of any representation or warranty by such Tax Indemnitee or any Affiliate thereof in any Operative Agreement;

     (n) in the nature of an intangible or similar Tax upon or with respect to the value of the interest of Owner Participant in the Trust Estate or the Trust, only if such Taxes are in the nature of franchise Taxes or result from the conduct of business by such Tax Indemnitee in the taxing jurisdiction and are imposed because of the place of incorporation or the activities unrelated to the Transactions in the taxing jurisdiction of such Tax Indemnitee;

     (o) that is included in Lessor's Cost and paid to the appropriate Taxing Authority;

     (p) other than any Tax described in ss. 9.3.2(b) hereof, imposed on a Tax Indemnitee by a Taxing Authority of a jurisdiction outside the United States, to the extent that such Taxes would not have been imposed but for a connection between the Tax Indemnitee or a related Tax Indemnitee and such jurisdiction imposing such Tax unrelated to the Transactions; or

     (q) relating to ERISA or to Codess. 4975.

     For purposes hereof, a Tax Indemnitee and any other Tax Indemnitees who are successors, assigns, agents, or Affiliates of such Tax Indemnitee shall be related Tax Indemnitees.

     9.3.3 Payment

     (a) Without regard to ss. 9.3.2(a), (b), or (h) hereof, Lessee's indemnity obligation to a Tax Indemnitee under this ss. 9.3 shall be the amount which, after taking into account any Tax imposed upon the receipt or accrual of the amounts payable under this ss. 9.3 and any tax benefits actually recognized by such Tax Indemnitee as a result of the indemnifiable Tax (including any benefits recognized as a result of such Tax Indemnitee's use of an indemnifiable Tax as a credit against Taxes not indemnifiable under this ss. 9.3), equals the amount of the Tax indemnifiable under this ss. 9.3.

     (b) At Lessee's request, the computation of the amount of any indemnity payment owed by Lessee or any amount owed by a Tax Indemnitee to Lessee pursuant to this ss. 9.3 shall be verified and certified by an independent public accounting firm selected by such Tax Indemnitee and reasonably satisfactory to Lessee. Such verification shall be binding. The costs of such verification
(including the fee of such public accounting firm) shall be borne by Lessee unless such verification results in an adjustment in Lessee's favor of 5% or more of the net present value of the payment as computed by such Tax Indemnitee, in which case such Tax Indemnitee shall pay those costs.

     (c) Each Tax Indemnitee shall provide Lessee with such certifications, and such information and documentation in such Tax Indemnitee's possession, as Lessee reasonably requests to minimize any indemnity payment pursuant to this ss. 9.3; provided, that notwithstanding anything to the contrary in this ss. 9.3.3(c), no Tax Indemnitee shall be required to provide Lessee with any Tax returns.

     (d) Each Tax Indemnitee shall promptly forward to Lessee any written notice, bill, or advice that such Tax Indemnitee receives from any Taxing Authority concerning any Tax for which it seeks indemnification under this ss.
9.3. Lessee shall pay any amount for which it is liable pursuant to this ss. 9.3 directly to the appropriate Taxing Authority if legally permissible, or upon demand of a Tax Indemnitee, to such Tax Indemnitee within 30 days of such demand (or, if a contest occurs in accordance with ss. 9.3.4, within 30 days after a Final Determination (as defined below)), but in no event more than one Business Day before the related Tax is due. If requested by a Tax Indemnitee in writing, Lessee shall furnish to the appropriate Tax Indemnitee the original or a certified copy of a receipt for Lessee's payment of any Tax paid by Lessee, or such other evidence of payment of such Tax as is acceptable to such Tax Indemnitee. Lessee shall also furnish promptly upon written request such data as any Tax Indemnitee reasonably requires to enable such Tax Indemnitee to comply with the requirements of any taxing jurisdiction, unless such data are not reasonably available to Lessee or (unless such data are specifically requested by a Taxing Authority) are not customarily furnished by domestic air carriers under similar circumstances. For purposes of this ss. 9.3, a "Final Determination" is (1) a decision, judgment, decree, or other order by any court of competent jurisdiction that occurs pursuant to the provisions of ss. 9.3.4, which decision, judgment, decree, or other order has become final and unappealable, (2) a closing agreement or settlement agreement entered into in accordance with ss. 9.3.4 that has become binding and is not subject to further review or appeal (absent fraud, misrepresentation, etc.), or (3) the termination of administrative proceedings and the expiration of the time for instituting a claim in a court proceeding.

     (e) If any Tax Indemnitee actually realizes a tax savings by reason of any Tax paid or indemnified by Lessee pursuant to this ss. 9.3 (whether such tax savings arise by means of a foreign tax credit, depreciation or cost recovery deduction, or otherwise), and such savings are not otherwise taken into account in computing such payment or indemnity, such Tax Indemnitee shall pay to Lessee an amount equal to the lesser of (1) the amount of such tax savings, plus any additional net tax savings recognized as the result of any payment made pursuant to this sentence, when, as, if, and to the extent realized, and (2) the amount of all payments pursuant to this ss. 9.3 by Lessee to such Tax Indemnitee (less any payments previously made by such Tax Indemnitee to Lessee pursuant to this ss. 9.3.3(e)) (and the excess, if any, of the amount described in clause (1) over the amount described in clause (2) shall be carried forward and applied to reduce pro tanto any subsequent obligations of Lessee to make payments to such Tax Indemnitee pursuant to this ss. 9.3); provided, that such Tax Indemnitee shall not be required to make any payment pursuant to this sentence so long as a Special Default or an Event of Default of a monetary nature exists. If a tax benefit is later disallowed or denied, the disallowance or denial shall be treated as a Tax indemnifiable under ss. 9.3.1 without regard to the provisions of ss. 9.3.2 (other than ss. 9.3.2(f)). Each such Tax Indemnitee shall in good faith use reasonable efforts in filing its tax returns and in dealing with Taxing Authorities to seek and claim any such tax benefit.

     9.3.4 Contest

     (a) If a written claim is made against a Tax Indemnitee for Taxes that Lessee could be liable to pay or indemnify for hereunder, or if a Tax Indemnitee determines that a Tax is due and that Lessee could have an indemnity obligation for that Tax hereunder, such Tax Indemnitee shall promptly notify Lessee in writing of such claim (provided, that failure so to notify Lessee shall not relieve Lessee of its indemnity obligations hereunder unless the failure to notify effectively forecloses Lessee's rights to require a contest of such claim), and shall take no action with respect to such claim without Lessee's prior written consent for 30 days following Lessee's receipt of such notice; provided, that, if applicable Law requires such Tax Indemnitee to take action before the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, so inform Lessee, and such Tax Indemnitee shall take no action for as long as it is legally able to avoid taking action (and a Tax Indemnitee shall be entitled to pay the Tax claimed and sue for a refund before the end of such 30-day period if (1)(aa) the failure to pay the Tax would result in substantial penalties (unless immediately reimbursed by Lessee) and the act of paying the Tax would not materially prejudice the right to contest, or (bb) the failure to pay would result in criminal penalties, and (2) such Tax Indemnitee shall take any action so required in connection with so paying the Tax in a manner that is the least prejudicial to the pursuit of the contest). In addition, such Tax Indemnitee shall (provided that Lessee shall have agreed to keep such information confidential other than to the extent necessary in order to contest the claim) furnish Lessee with copies of any requests for information from any Taxing Authority relating to such Taxes with respect to which Lessee may be required to indemnify hereunder. If requested by Lessee in writing within 30 days after its receipt of such notice, such Tax Indemnitee shall, at Lessee's expense (including all reasonable costs, expenses, and reasonable attorneys' and accountants' fees and disbursements), in good faith contest (or, if permitted by applicable law, allow Lessee to contest) through appropriate administrative and judicial proceedings the validity, applicability, or amount of such Taxes by (x) resisting payment thereof, (y) not paying the Taxes except under protest if protest is necessary and proper, or (z) if the payment is made, using reasonable efforts to obtain a refund thereof in an appropriate administrative or judicial proceeding. If requested to do so by Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to pursue any appeals to the United States Supreme Court. If and to the extent that the Tax Indemnitee is able to separate the contested issue(s) from other issues arising in the same administrative or judicial proceeding that are unrelated to the Transactions without (in such Tax Indemnitee's good faith judgment) adversely affecting such Tax Indemnitee, such Tax Indemnitee shall permit Lessee to control the conduct of any such proceeding and shall provide to Lessee (at Lessee's cost and expense) with such information or data in such Tax Indemnitee's control or possession and reasonably necessary to conduct such contest (other than such Tax Indemnitee's federal income Tax returns) in which case Lessee shall keep such Tax Indemnitee reasonably informed concerning the progress of such contest. If the contest is being controlled by a Tax Indemnitee, such Tax Indemnitee shall consult with Lessee in good faith regarding the manner of contesting such claim and shall keep Lessee reasonably informed regarding the progress of such contest. A Tax Indemnitee shall not fail to take any action expressly required by this ss. 9.3.4 (including any action regarding any appeal of an adverse determination with respect to any claim) or settle or compromise any claim without Lessee's prior written consent (except as contemplated by ss. 9.3.4(b) or (c)).

     (b) Notwithstanding the foregoing, in no event shall a Tax Indemnitee be required to pursue any contest (or to permit Lessee to pursue any contest) unless (1) Lessee agrees to pay to such Tax Indemnitee on demand and on an after-tax basis all reasonable costs and expenses that such Tax Indemnitee incurs in connection with contesting such Taxes, including all reasonable out-of-pocket costs and expenses and reasonable attorneys' and accountants' fees and disbursements, (2) if such contest involves the payment of the claim, Lessee advances the amount thereof (to the extent indemnified hereunder) plus interest, penalties, and additions to tax with respect thereto that are required to be paid before commencing the contest on an interest-free net after-Tax basis to such Tax Indemnitee, (3) such Tax Indemnitee does not reasonably determine that the action to be taken will result in any material risk of forfeiture, sale, or loss of the Aircraft (unless Lessee makes provisions to protect the interests of any such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee) (provided, that such Tax Indemnitee shall notify Lessee in writing promptly after it becomes aware of any such risk), (4) no Event of Default exists, unless Lessee has provided security for its obligations hereunder by advancing to such Tax Indemnitee, before proceeding or continuing with such contest, the amount of the Tax being contested, plus any interest and penalties and an amount estimated in good faith by such Tax Indemnitee for expenses, (5) before commencing any judicial action controlled by Lessee, Lessee acknowledges its liability for such claim hereunder in writing, provided, that Lessee shall not be bound by its acknowledgment if the Final Determination articulates conclusions of law and fact that demonstrate that Lessee has no liability for the contested amounts hereunder, (6) such Tax Indemnitee shall have received at Lessee's sole expense, an opinion independent tax counsel, such counsel to be selected by Lessee and reasonably satisfactory to such Tax Indemnitee ("Tax Counsel"), to the effect that a reasonable basis, within the meaning of ABA Formal Opinion No. 85-352, exists for contesting such claim, (7) the amount of payments or indemnification that would be required as a result of such adjustment, when aggregated with further potential payments or adjustments where the subject matter of the proposed adjustment is of a continuing nature, as to the Aircraft and all other aircraft operated by Lessee, shall be at least $10,000, and (8) the issue shall not be substantially identical as an issue previously contested hereunder and decided adversely, unless such Tax Indemnitee shall have received, at Lessee's sole expense, a written opinion, in form and substance reasonably satisfactory to such Tax Indemnitee, of Tax Counsel to the effect that the applicable circumstances or law have changed and in light thereof, there is reasonable basis under ABA Formal Opinion No. 85-352 that the tax treatment of the item which is the subject of the claim will be upheld in litigation if the claimed tax treatment is challenged by a Taxing Authority. Notwithstanding the foregoing, if any Tax Indemnitee releases, waives, compromises, or settles any claim that may be indemnifiable by Lessee pursuant to this ss. 9.3 and which such Tax Indemnitee is otherwise obligated to contest under this ss. 9.3.4 without Lessee's written permission, Lessee's obligation to indemnify such Tax Indemnitee with respect to such claim (and all directly-related claims, and claims based on the outcome of such claim) shall terminate, subject to ss. 9.3.4(c), and subject to ss. 9.3.4(c), such Tax Indemnitee shall repay to Lessee any amount previously paid or advanced to such Tax Indemnitee with respect to such claim, plus interest at the rate that would have been payable by the relevant Taxing Authority on a refund of such Tax.

     (c) Notwithstanding anything in this ss. 9.3, a Tax Indemnitee will not be required to contest the imposition of any Tax, and shall be permitted to settle or compromise any claim without Lessee's consent, if such Tax Indemnitee (1) waives its right to indemnity under this ss. 9.3 with respect to such Tax (and any directly-related claim, and any claim the outcome of which is determined based upon the outcome of such claim), (2) pays to Lessee any amount previously paid or advanced by Lessee pursuant to this ss. 9.3 with respect to such Tax, plus interest at the rate that would have been payable by the relevant Taxing Authority on a refund of such Tax, and (3) agrees to discuss with Lessee the views or positions of any relevant Taxing Authority with respect to the imposition of such Tax provided, that if Lessee has agreed in writing to settle a claim for a stated amount and the relevant Tax Indemnitee settles the claim on more favorable terms, such Tax Indemnitee shall not be required to waive the indemnity for such claim to the extent of the amount agreed to by Lessee.

     9.3.5 Refund

     If any Tax Indemnitee receives a refund of, or becomes entitled to a credit against other liability for, all or any part of any Taxes paid, reimbursed, or advanced by Lessee, such Tax Indemnitee shall pay to Lessee within 30 days of such receipt an amount equal to the lesser of (a) the amount of such refund or credit plus any net tax benefit (taking into account any Taxes incurred by such Tax Indemnitee by reason of the receipt of such refund or realization of such credit) actually realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence (including this clause (a)), and (b) such tax payment, reimbursement, or advance by Lessee to such Tax Indemnitee theretofore made pursuant to this ss. 9.3 (and the excess, if any, of the amount described in clause (a) over the amount described in clause (b) shall be carried forward and applied to reduce pro tanto any subsequent obligation of Lessee to make payments to such Tax Indemnitee pursuant to this ss. 9.3). If, in addition to such refund or credit, such Tax Indemnitee receives (or is credited with) an amount representing interest on the amount of such refund or credit, such Tax Indemnitee shall pay to Lessee within 30 days after receiving or realizing such credit the portion of such interest fairly attributable to Taxes paid, reimbursed, or advanced by Lessee before the receipt of such refund or realization of such credit. Notwithstanding the foregoing, a Tax Indemnitee shall not be obligated to make any payment to Lessee pursuant to this ss. 9.3.5 if a Special Default or an Event of Default has occurred and is continuing. If it is later determined that such Tax Indemnitee was not entitled to such refund or credit, the portion of the refund or credit repaid, recaptured or disallowed (and any interest and tax savings paid by such Tax Indemnitee to Lessee with respect thereto) shall be treated as Taxes for which Lessee must indemnify such Tax Indemnitee pursuant to this ss. 9.3 without regard to ss. 9.3.2 hereof other than ss. 9.3.2(f).

     9.3.6 Tax Filing

     Lessee shall timely file any report, return, or statement that is required to be filed with respect to any Tax which is subject to indemnification under this ss. 9.3 (except for any such report, return, or statement which a Tax Indemnitee has timely notified Lessee in writing that such Tax Indemnitee intends to file, or for which such Tax Indemnitee is required by law to file, in its own name); provided, that the relevant Tax Indemnitee shall furnish Lessee with any information in such Tax Indemnitee's possession or control that is reasonably necessary to file any such return, report, or statement and that Lessee reasonably requests in writing (but the Tax Indemnitee shall not be required to furnish copies of its actual tax returns, although it may be required to furnish relevant information contained therein). Lessee shall either file such report, return, or statement and send a copy to such Tax Indemnitee (and to Owner Trustee, if the Tax Indemnitee is not Owner Trustee), or, if Lessee is not permitted to file such report, return, or statement, it shall notify such Tax Indemnitee of such requirement and prepare and deliver such report, return, or statement to such Tax Indemnitee in a manner reasonably satisfactory to such Tax Indemnitee within a reasonable time before the time such report, return, or statement is to be filed.

     9.3.7 Forms

     Each Tax Indemnitee agrees to furnish from time to time to Lessee, or such other Person as Lessee shall designate, at Lessee's request, such duly-executed and properly-completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any Taxing Authority, if (a) such reduction or exemption is available to such Tax Indemnitee, and (b) Lessee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee.

     9.3.8 Non-Parties

     If a Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this ss. 9.3 and ss. 15.8 before making any payment to such Tax Indemnitee under this ss. 9.3.

     9.4 Payments

     Any payments made pursuant to ss. 9.1 or ss. 9.3 shall be due on the 30th day after demand, and shall be made directly to the relevant Indemnitee or Tax Indemnitee or to Lessee, in immediately available funds at such bank or to such account as specified by such Indemnitee or Tax Indemnitee or Lessee (as applicable) in written directives to the payor, or, if no such direction has been given, by check of the payor payable to the order of, and mailed to, such Indemnitee or Tax Indemnitee or Lessee (as applicable) by certified mail, postage prepaid, at its address as set forth in this Agreement.

     9.5 Interest

     If any amount, payable by Lessee, any Indemnitee, or any Tax Indemnitee under ss. 9.1 or ss. 9.3 is not paid when due, the Person obligated to make such payment shall pay on demand, to the extent permitted by Law, to the Person entitled thereto, interest on any such amount for the period from and including the due date for such amount to but excluding the date the amount is paid, at the Past-Due Rate. Such interest shall be paid in the same manner as the unpaid amount in respect of which such interest is due.

     9.6 Benefit of Indemnities

     Lessee's obligations for indemnities, obligations, adjustments, and payments in ss. 9.1 or ss. 9.3 are expressly made for the benefit of, and shall be enforceable by, the Indemnitee or Tax Indemnitee entitled thereto, without declaring the Lease to be in default or taking other action thereunder.


     10. ASSIGNMENT OR TRANSFER OF INTERESTS

     10.1 Owner Participant and Owner Trustee

     10.1.1 Owner Participant

     (a) During the Term, Owner Participant shall not Transfer any or all of its right, title, or interest in the Trust Estate or the Trust Agreement or to this Agreement unless:

     (1) the Transferee has full power, authority, and legal right to execute, deliver, and perform the obligations of Owner Participant under the Owner Participant Agreements and provides reasonably satisfactory evidence of such power and authority to Lessee and Owner Trustee;

     (2) the Transferee enters into a legal, valid, binding, and enforceable agreement, substantially in the form of Exhibit I hereto (or otherwise in form and substance reasonably satisfactory to Lessee), effective to confirm that such Transferee agrees to be bound by all the terms of, and to undertake all of the obligations arising after such transfer of, the transferring Owner Participant in the Owner Participant Agreements, and in which it makes representations and warranties substantially the same as those in ss. 6.2 of this Agreement;

     (3) upon such Transfer Lessee shall not be obligated to pay any greater amount or incur any greater obligation than that which it would have been obliged to pay or incur under the Lease or other Lessee Operative Agreement if no transfer or assignment had taken place, and upon such Transfer the terms and conditions of the Lessee Operative Agreements insofar as they relate to the rights and obligations of Lessee are not altered;

     (4) Owner Participant shall deliver to Lessee and Owner Trustee an opinion of counsel reasonably satisfactory to each of them to the effect that such agreement or agreements referred to in ss. 10.1.1(a)(2) and, if applicable, ss. 10.1.1(a)(6) or (a)(7) are legal, binding, and enforceable in accordance with its or their terms and that such transfer will not violate the Transportation Code, the registration provisions of the Securities Act, or any other applicable Federal law;

     (5) the Transfer shall relate to Owner Participant's entire interest as Owner Participant; or, if it relates to less than its entire interest as Owner Participant, then (aa) Lessee shall have given its prior written consent to the partial Transfer, and (bb) all amendments to the Operative Agreements, reasonably requested by Lessee or Owner Participant, that are necessary or appropriate to accommodate the existence of multiple Owner Participants, shall be agreed to and executed by the parties thereto, all at the expense of the Owner Participants under ss. 10.1.1(c);

     (6) the Transferee is a Citizen of the United States (such status to be determined without considering FAR ss. 47.9 or any other provision that may restrict Lessee's use or operation of the Aircraft), or shall use a voting powers trust or similar arrangement in order to hold an interest in the Trust Estate such that the Aircraft can be registered in the United States (without considering FAR ss. 47.9 or any other provision that may restrict Lessee's use or operation of the Aircraft); and

     (7) the Transferee is a single Person and is either (aa) a Permitted Institution, (bb) or an Affiliate of a Permitted Institution, if such Affiliate's obligations under the Owner Participant Agreements are guaranteed by such Permitted Institution pursuant to a written guaranty, substantially in the form of Exhibit J hereto (or otherwise in form and substance reasonably satisfactory to Lessee and Owner Trustee), or (cc) with Lessee's prior written consent, any other Person the obligations of whom under the Owner Participant Agreements are guaranteed by a Permitted Institution pursuant to a written guaranty, in form and substance reasonably satisfactory to Lessee and Owner Trustee.

     (b) Owner Participant shall give written notice to Lessee and Owner Trustee at least 10 days before any such Transfer, specifying the name and address of the proposed Transferee, and providing financial statements of the proposed Transferee or guarantor evidencing satisfaction of the requirements described in ss. 10.1.1(a)(7)(aa) or (bb).

     (c) Any reasonable fees, charges, and expenses, including the reasonable legal fees, charges, and expenses incurred by Lessee, Owner Participant, or Owner Trustee in connection with any Transfer by Owner Participant permitted by this ss. 10.1.1, or by the Transferee in any such case, will be paid for by Owner Participant.

     10.1.2 Owner Trustee

     Owner Trustee may transfer its interests in the Trust Agreement pursuant to ss. 9 thereof.

     10.2 Effect of Transfer

     Upon any Transfer in accordance with ss. 10.1.1 or ss. 10.1.2, the Transferee shall be deemed "Owner Participant" or "Owner Trustee", respectively, for all purposes of the Operative Agreements and, in the case of a Transferee of Owner Participant, shall be deemed to have paid its ratable portion of Lessor's Cost previously made by Owner Participant, making such conveyance and represented by the interest being conveyed, and each reference herein to Owner Participant or Owner Trustee shall thereafter be deemed a reference to such Transferee for all purposes, and the transferring Owner Participant or Owner Trustee shall be released (including, in the case of Owner Participant, any Guarantor with respect to any guaranty provided by it under ss. 10.1.1(a)(7)) from all of its liabilities and obligations under the Operative Agreements to the extent such liabilities and obligations arise after such Transfer and, in each case, to the extent such liabilities and obligations are assumed by the Transferee; provided, that such transferring Owner Participant, or Owner Trustee will continue to have the benefit of any rights or indemnities under any Operative Agreement vested or relating to circumstances, conditions, acts, or events before such Transfer.

     11. SECTION 1110

     Lessee, Owner Participant, and Owner Trustee intend that Owner Trustee, as lessor under the Lease, shall be entitled to the benefits of Section 1110 in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

     12. CHANGE OF CITIZENSHIP

     12.1 Generally

     Without prejudice to the representations, warranties, or covenants as to any party's status as a Citizen of the United States:

     (a) Lessee and FSB agree that, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States, and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, it will notify all parties hereto of all relevant matters in connection therewith; and

     (b) Owner Participant agrees that, if its status is to change or has changed as a Citizen of the United States, or it makes public disclosure of circumstances as a result of which it believes that such status is likely to change, it will notify all the other parties to this Participation Agreement of
(1) such change in status promptly after obtaining Actual Knowledge thereof, and
(2) such belief as soon as practicable after such public disclosure (but in any event within 10 Business Days after such public disclosure).

     12.2 Owner Participant

     Owner Participant agrees, solely for the benefit of Lessee, that if, when the Aircraft is registered in the United States, (a) Owner Participant is not be a Citizen of the United States, and (b) the Aircraft shall be, or would therefore become, ineligible for registration in the name of Owner Trustee under the Transportation Code and regulations then applicable thereunder (without considering FAR ss. 47.9 or any other provision that may restrict Lessee's or any Permitted Sublessee's use or operation of the Aircraft), then Owner Participant shall as soon as is reasonably practicable (but in any event within 30 days after obtaining Actual Knowledge of such ineligibility and of such loss of citizenship), (y) effect voting trust or other similar arrangements (in which case any provisions contained in the Operative Agreements restricting Owner Participant's or Owner Trustee's ability to amend the Trust Agreement shall not apply to the extent necessary to permit the use of such a voting trust or other similar arrangement) or take any other action necessary to prevent any deregistration or maintain the United States registration of the Aircraft, or
(z) transfer in accordance with the terms of this Agreement all its right, title, and interest in and to this Agreement, the Trust Estate, and the Trust Agreement in accordance with ss. 10.1.

     12.3 Owner Trustee

     Upon FSB's giving any notice in accordance with ss. 12.1(a), Owner Trustee shall, subject to ss. 9.1.1 of the Trust Agreement, resign as Owner Trustee. Upon its receipt of such notice, Owner Participant shall as promptly as practicable appoint a Citizen of the United States as successor Owner Trustee pursuant to ss. 9.1 of the Trust Agreement.

     13. CONCERNING OWNER TRUSTEE

     Except as otherwise expressly provided herein, or in the Trust Agreement, Owner Trustee is entering into this Agreement solely in its capacity as trustee as provided in the Trust Agreement and not in its individual capacity, and in no case whatsoever will it be liable or accountable in its individual capacity for any of the statements, representations, warranties, agreements, or obligations of Owner Trustee hereunder, or for any loss in respect thereof, as to all of which the parties agree to look solely to the Trust Estate; provided, that nothing in this ss. 13 shall limit in scope or substance the personal liability of FSB (a) to Owner Participant as expressly set forth in the Trust Agreement,
(b) in respect of the representations, warranties, and agreements of FSB expressly made as such herein or in any other Operative Agreement to which it is a party, and (c) for the consequences of its own gross negligence, willful misconduct, and, in receiving, handling or remitting of funds only, its willful misconduct or simple negligence as a trustee.

     14. MISCELLANEOUS

     14.1 Amendments

     No provision of this Agreement may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Agreement that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by the party against whom the enforcement of the amendment, supplement, waiver, modification, discharge, termination, or variance is sought. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Agreement shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in writing and signed by the party against whom enforcement of the same is sought.

     14.2 Severability

     If any provision of this Agreement is held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction, and (b) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal, or unenforceable may be waived, the parties hereto hereby waive that Law to the full extent permitted, to the end that this Agreement shall be a valid and binding agreement in all respects, enforceable in accordance with its terms.

     14.3 Survival

     The indemnities in this Agreement shall survive the delivery or return of the Aircraft, the Transfer of any interest of Owner Participant in this Agreement, the Trust Estate, and the Trust Agreement, and the expiration or other termination of any Operative Agreement, except to the extent otherwise provided therein.

     14.4 Reproduction of Documents

     This Agreement (including all annexes, schedules, and exhibits hereto) and all documents relating hereto, including (a) future consents, waivers, and modifications, and (b) past and future financial statements, certificates, and other information furnished to any party hereto, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process, and any party may destroy any original documents so reproduced. Any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original exists and whether or not such party made the reproduction in the regular course of business), and any enlargement, facsimile, or further reproduction of such reproduction also shall be so admissible in evidence.

     14.5 Counterparts

     This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which shall be deemed to be an original.

     14.6 No Waiver

     No failure on the part of any party hereto to exercise, and no delay by any party hereto in exercising, any of its rights, powers, remedies, or privileges under this Agreement or otherwise available shall impair, prejudice, or waive any such right, power, remedy, or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof by it or the exercise of any other right, power, remedy, or privilege by it. No notice to or demand on any party hereto in any case shall, unless otherwise required under this Agreement, entitle such party to any other or further notice or demand in similar or other circumstances, or waive the rights of any party hereto to any other or further action in any circumstances without notice or demand.

     14.7 Notices

         Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, and other communications required or permitted to be made, given, furnished, or filed hereunder shall be in writing (and the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter), shall refer specifically to this Agreement, and shall be personally delivered, sent by fax or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery), sent by registered mail or certified mail, return receipt requested, or sent by next-business-day courier service, in each case to the address or fax number set forth for such party in Schedule 1, or to such other address or number as such party hereafter specifies by notice to the other parties hereto. Each such notice, request, demand, authorization, direction, consent, waiver, or other communication shall be effective when received or, if made, given, furnished, or filed by fax or telecommunication transmission, when confirmed.

     14.8 Governing Law; Submission to Jurisdiction; Venue

     (a) This Agreement shall in all respects be governed by and interpreted in accordance with the laws of the state of New York, including all matters of construction, validity, and performance.

     (b) Each party hereto hereby irrevocably agrees, accepts, and submits itself to the non-exclusive jurisdiction of the courts of the state of New York in the city and county of New York and of the United States for the Southern District of New York, in connection with any legal action, suit, or proceeding with respect to any matter relating to or arising out of or in connection with the Operative Agreements.

     (c) Each party hereto hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices, and documents of any of the aforementioned courts in any such suit, action, or proceeding may be made by delivering copies thereof by registered or certified mail, postage prepaid, at the address set forth pursuant to ss. 14.7. Each party hereto hereby agrees that service upon it, or any of its agents, in each case in accordance with this ss. 14.8(c), shall constitute valid and effective personal service upon such party, and each party hereto hereby agrees that the failure of any of its agents to give any notice of such service to any such party shall not impair or affect in any way the validity of such service on such party or any judgment rendered in any action or proceeding based thereon.

     (d) Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, and agrees not to assert, by way of motion, as a defense, or otherwise, in any legal action or proceeding brought hereunder in any of the above-named courts, that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper, or that any Operative Agreement may not be enforced in or by such courts.

         (e) Each party hereto hereby waives its right to a jury trial of any claim or cause of action in any court in any jurisdiction based upon or arising out of or relating to the Operative Agreements.

     14.9 Third-Party Beneficiary

     This Agreement is not intended to provide (and shall not provide) any Person not a party hereto with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto shall have any right, power, or privilege in respect of any party hereto, or have any benefit or interest, arising out of this Agreement.

     14.10 Entire Agreement

     This Agreement, together with the other Operative Agreements, on and as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, among any of the parties hereto with respect to such subject matter are hereby superseded in their entireties.

     14.11 Further Assurances

     Each party hereto shall execute, acknowledge, and deliver (or cause to be executed, acknowledged, and delivered) all such further agreements, instruments, certificates, or other documents, and shall do and cause to be done such further things, as any other party hereto reasonably requests in connection with the administration of, or to carry out more effectively the purposes of, or to assure and confirm better to such other party the rights and benefits to be provided under, this Agreement and the other Operative Agreements.



     [This rest of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Participation Agreement N___AT.


                         AMERICAN TRANS AIR, INC., Lessee


                         By: ___________________________________________________

                             Name:
                             Title:

                         GENERAL ELECTRIC CAPITAL CORPORATION, Owner Participant



                         By: ___________________________________________________

                             Name:
                             Title:

                         FIRST     SECURITY    BANK,
                         NATIONAL  ASSOCIATION,  not
                         in its individual  capacity
                         (except    as     expressly
                         provided    herein),    but
                         solely  as  trustee,  Owner
                         Trustee


                         By: ___________________________________________________

                             Name:
                             Title:

                         FIRST SECURITY BANK, NATIONAL ASSOCIATION,(as in its individual capacity expressly provided herein)


                         By: ___________________________________________________

                             Name:
                             Title:

                             ACCOUNTS; ADDRESSES

                   Account for Payments           Address for Notices
American                                          American Trans Air, Inc.
Trans Air, Inc.                                   7337 West Washington Street
                                                  Indianapolis, Indiana  46231
                                                  Attention: Exec. VP and CFO
                                                  fax: (317) 240-7091

Owner Participant                                 General Electric Capital
                                                  Corp.
                                                  Attention: _________________
                                                  Fax: (____) __________



The Boeing                                        The Boeing Company
Company                                           P.O. Box 3707
                                                  Seattle, WA 98124-3707
                                                  Attention: Treasurer
                                                  M/S 68-34
                                                  fax: (206) 237-8746



First Security                                    First Security Bank, N.A.
Bank,National                                     79 South Main Street
Association                                       Salt Lake City, UT  84111
                                                  Attention: Corporate
                                                  Trust Department
                                                  fax: (801) 246-5053

                                   COMMITMENTS

   Participant             Percentage of Lessor's Cost       Dollar Amount

Owner Participant          Owner Participant's Percentage

General Electric Capital   100%                              $__________
 Corporation

     CERTAIN TERMS


Defined Term                             Definition

Commitment Termination Date              __________, 200_

Lessee's Advisor(s)                      Capstar Partners, LLC

Lessor's Cost                            $_______________

OP Jurisdiction                          New York

Owner Participant's Special Counsel      Dewey Ballantine LLP

Trust Company Jurisdiction               Utah






                             LEASE AGREEMENT N___AT


                          dated as of __________, 200_

                                     between



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
               NOT IN ITS INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY
                  PROVIDED HEREIN, BUT SOLELY AS OWNER TRUSTEE,

                                     Lessor

                                       and

                            AMERICAN TRANS AIR, INC.,

                                     Lessee

            --------------------------------------------------------

     One Boeing model 737-800 aircraft bearing United States registration no. N___AT and manufacturer's serial no. _____, including two CFM International model CFM56-7 engines bearing manufacturer's serial nos. _____ and _____
-------------------------------------------------------------

CERTAIN OF LESSOR'S RIGHTS UNDER THIS LEASE AND IN THE AIRCRAFT COVERED HEREBY HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST COMPANY, AS MORTGAGEE UNDER TRUST INDENTURE AND MORTGAGE N___AT, DATED AS OF THE DATE OF THIS LEASE. THIS LEASE HAS BEEN EXECUTED IN COUNTERPARTS; SEE SS. 18.5 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS.

                                    CONTENTS



1. DEFINITIONS AND CONSTRUCTION................................................1


2. DELIVERY AND ACCEPTANCE.....................................................1

  2.1 Delivery and Lease of Aircraft...........................................1
  2.2 Acceptance by Lessee.....................................................1

3. TERM AND RENT...............................................................1

  3.1 Term   1
  3.2 Rent   1
  3.3 Payments.................................................................4

4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS..............5

  4.1 Disclaimer of Warranties.................................................5
  4.2 Certain Agreements of Lessor.............................................6
  4.3 Quiet Enjoyment..........................................................6
  4.4 Investment of Funds Held as Security.....................................6
  4.5 Title Transfers by Lessor................................................7
  4.6 Lessor's Interest in Certain Engines.....................................8
  4.7 Lease For U.S. Federal Income Tax Law Purposes; Section 1110
      of Bankruptcy Code.......................................................8
5. RETURN OF AIRCRAFT..........................................................8

  5.1 Compliance with Annex B..................................................8
  5.2 Parking and Related Matters..............................................9
  5.3 Return of Other Engines..................................................9
  5.4 Fuel   9

6. LIENS     10


7. REGISTRATION; OPERATION; POSSESSION AND SUBLEASING.........................10

  7.1 Registration and Operation..............................................10
  7.2 Possession..............................................................12
  7.3 Certain Limitations on Subleasing or Other Relinquishment of Possession.17

8. MAINTENANCE; REPLACEMENT AND POOLING OF PARTS; ALTERATIONS,
             MODIFICATIONS, AND ADDITIONS; OTHER LESSEE COVENANTS.............18

  8.1 Maintenance; Replacement and Pooling of Parts; Alterations,
      Modifications, and Additions............................................18
  8.2 Information, Certificates, Notices, and Reports.........................18

9. VOLUNTARY TERMINATION UPON OBSOLESCENCE....................................20

  9.1 Right of Termination....................................................20
  9.2 Election by Lessor to Sell..............................................20
  9.3 Retention of Aircraft by Lessor.........................................23

10. LOSS, DESTRUCTION, REQUISITION, ETC.......................................24

  10.1 Event of Loss to the Aircraft..........................................24
  10.2 Event of Loss to an Engine; Engine Exchanges...........................27
  10.3 Conditions to any Replacement..........................................28
  10.4 Conveyance to Lessee...................................................30
  10.5 Application of Payments................................................30
  10.6 Requisition of Aircraft for Use........................................31
  10.7 Requisition of an Engine for Use.......................................32
  10.8 Application of Payments................................................32
  10.9 Application of Payments During Default.................................32

11. INSURANCE.................................................................32

  11.1 Lessee's Obligation to Insure..........................................33
  11.2 Insurance for Own Account..............................................33
  11.3 Indemnification by Government in Lieu of Insurance.....................33
  11.4 Application of Insurance Proceeds......................................33
  11.5 Application of Payments During Default.................................34

12. INSPECTION................................................................34


13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE...............................35

  13.1 In General.............................................................35
  13.2 Merger of Lessee.......................................................35
  13.3 Assignment as Security for Lessor's Obligations........................36
  13.4 Successor Owner Trustee................................................37

14. LEASE EVENTS OF DEFAULT...................................................37

  14.1 Payments...............................................................37
  14.2 Insurance..............................................................38
  14.3 Other Covenants........................................................38
  14.4 Representations and Warranties.........................................38
  14.5 Bankruptcy and Insolvency..............................................38
  14.6 Repudiation or Invalidity of Guarantee.................................39

15. REMEDIES AND WAIVERS......................................................39

  15.1 Remedies...............................................................39
  15.2 Limitations Under CRAF.................................................43
  15.3 Right to Perform for Lessee............................................43
  15.4 Determination of Fair Market Rental Value and Fair Market Sales Value..44
  15.5 Remedies Cumulative....................................................44

16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC........................44


17. RENEWAL AND PURCHASE OPTIONS..............................................45

  17.1 Notices Generally......................................................45
  17.2 Renewal Options........................................................45
  17.3 Purchase Option........................................................47
  17.4 Appraisals.............................................................50

18. MISCELLANEOUS.............................................................51

  18.1 Amendments.............................................................51
  18.2 Severability...........................................................51
  18.3 Third-Party Beneficiary................................................51
  18.4 Reproduction of Documents..............................................51
  18.5 Counterparts...........................................................52
  18.6 Notices................................................................52
  18.7 Governing Law..........................................................52
  18.8 No Waiver..............................................................52
  18.9 Entire Agreement.......................................................53


ANNEXES, EXHIBITS, AND SCHEDULES

ANNEX A             Definitions
ANNEX B             Return Conditions
ANNEX C             Maintenance
ANNEX D             Insurance

EXHIBIT A           Aircraft Description
EXHIBIT B           Form of Return Acceptance Supplement

SCHEDULE 1          Certain Terms
SCHEDULE 2          Basic Rent Payments
SCHEDULE 2A         Basic Rent Allocations
SCHEDULE 3          Stipulated Loss Value Schedule
SCHEDULE 4          Termination Value Schedule
SCHEDULE 5          EBO Price Schedule
SCHEDULE 6          Permitted Countries
SCHEDULE 7          Placards

                             LEASE AGREEMENT N___AT


         This Lease Agreement N___AT (this "LEASE") dated as of __________, 200_, between (1) First Security Bank, National Association, a national banking association, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee ("LESSOR"), and (2) American Trans Air, Inc. ("LESSEE"), an Indiana corporation.

         Lessor and Lessee agree as follows:

                         1. DEFINITIONS AND CONSTRUCTION

         The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Lease. Annex A also contains rules of usage that control construction in this Lease.

                           2. DELIVERY AND ACCEPTANCE

         2.1               DELIVERY AND LEASE OF AIRCRAFT

         Lessor hereby leases the Aircraft to Lessee for the Term, and Lessee hereby leases the Aircraft from Lessor for the Term.

         2.2               ACCEPTANCE BY LESSEE

         Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Lease.

                                3. TERM AND RENT

         3.1               TERM

         The Aircraft shall be leased hereunder for the Term, unless this Lease or the leasing of the Aircraft is earlier terminated in accordance with any provision of this Lease.

         3.2               RENT

     3.2.1 BASIC RENT; ADJUSTMENTS TO BASIC RENT AND CERTAIN OTHER AMOUNTS

         (a)......During  the Base Term,  Lessee  shall pay to  Lessor,  on each
Payment Date, Basic Rent in the amount equal to the percentage of Lessor's Cost specified in Schedule 2 for such Payment Date. The amounts and periods of Lessee's liability for Basic Rent shall be as allocated in accordance with
Schedule 2A. Such Basic Rent payments and such allocations shall be (i) adjusted pursuant to ss. 3.2.1(b), or (ii) increased in an amounT equal to any increase in the amount of interest due on the Equipment Notes on the relevant Payment Date pursuant to ss. 2(e) of the Registration Rights Agreement (or, subsequent to any such increase, decreased by the amount oF such increase pursuant to ss. 2(e) of the Registration Rights Agreement). During any Renewal Term, Lessee shall paY to Lessor, on each Payment Date, Basic Rent equal to the Renewal Rent for that Renewal Term, determined pursuant to ss. 17.2.2.

         (b)......Basic  Rent, Basic Rent  allocations,  Stipulated Loss Values,
Termination Values, and EBO Price shall be subject to adjustment as follows:

                  (1) If Transaction Expenses paid by Lessor pursuant to ss. 9.2 of the ParticipatioN Agreement are determined to be other than 2.0% of Lessor's Cost, then the Basic Rent percentages in Schedule 2, the Basic Rent allocations in Schedule 2A, the Stipulated Loss Value percentages in Schedule 3, the Termination Value percentages in Schedule 4, and the EBO Price shall be recalculated (upwards or downwards) by Owner Participant, on or before the 120th day after the Delivery Date using the same methods and assumptions used to calculate original Basic Rent, EBO Price, Stipulated Loss Value, and Termination Value percentages, in order (aa) to maintain Owner Participant's Net Economic Return, and
         (bb) to the extent possible consistent with clause (aa) of this ss. 3.2.1(b)(1), to minimizE the Net Present Value of Rents to Lessee.

                  (2) In the event of a refinancing as contemplated by ss. 11 of the ParticipatioN Agreement, then the Basic Rent percentages in
         Schedule 2, the Basic Rent allocations in Schedule 2A, the Stipulated Loss Value percentages in Schedule 3, the Termination Value percentages in Schedule 4, and the EBO Price shall be adjusted (upwards or downwards) by Owner Participant as contemplated by such ss. 11 to reflect the change, if any, in interest rate resulting from such refinancing, in order (aa) to maintain Owner Participant's Net Economic Return, and (bb) to the extent possible consistent with clause (aa) of this ss. 3.2.1(b)(2), to minimize the Net Present Value of Rents to Lessee.

                  (3) Notwithstanding the foregoing, in no event shall any adjustment to the EBO Price be made such that the EBO Price is less than the greatest of (aa) the adjusted Stipulated Loss Value as of the EBO Date, (bb) the estimated fair market value of the Aircraft on the EBO Date as set forth in the Appraisal referred to in ss. 5.1.2(m) of the Participation Agreement, and (cc) the sum of the presenT values of
         (i) Basic Rent payable, as adjusted, during the Base Term after the EBO Date, and (ii) the appraised fair market value of the Aircraft at the end of the Base Term as estimated in the Appraisal referred to in ss. 5.1.2(m) of the Participation Agreement, each discounted back to the EBO Date (using A discount rate of 16.5%).

         (c) All adjustments pursuant to ss. 3.2.1(b) shall be made as promptly as practicable after eitheR Owner Participant or Lessee gives notice to the other that an event has occurred that requires an adjustment. Owner Participant and Lessee shall give prompt notice to the other of any event requiring an adjustment. Any recalculation of the percentages of Basic Rent payments, Basic Rent allocations, Stipulated Loss Value, Termination Value, and EBO Price shall be prepared by Owner Participant, subject to verification at the request of Lessee in accordance with this ss. 3.2.1(c), on the basis of the same methodology and assumptions used by OwneR Participant in determining the percentages of Basic Rent, Stipulated Loss Value, Termination Value, and EBO Price as of the Delivery Date, except as such assumptions have been modified to reflect the events giving rise to adjustments hereunder and taking into account the law applicable at the time of such adjustment. Promptly after an adjustment is made hereunder, Owner Participant shall deliver to Lessee a description of such adjustment, setting forth in reasonable detail the calculation thereof. All adjustments (1) shall be made so as to avoid characterization of the Lease as a "disqualified leaseback or long-term agreement" within the meaning of Code ss. 467 and Treasury Regulations thereunder, and (2) shall be in compliance with the requirements of ss. 4(1) And ss. 4(6) of Revenue Procedure 75-21 and ss.ss. 4.02(5), 4.07(l), and 4.07(2) of Revenue Procedure 75-28, except tO the extent that on the Delivery Date the Lease constituted a "disqualified leaseback or long-term agreement" or was not in compliance with the Revenue Procedure sections referred to in clause (2). In connection with any such adjustments to payments and allocations of Basic Rent, appropriate corresponding adjustments shall be made to the percentages set forth on Schedules 3 and 4 in the columns headed "Deferred Basic Rent Amount" and "Prepaid Basic Rent Amount". All of the foregoing adjustments shall be set forth in an amendment to this Lease, and promptly after execution thereof by Lessor and Lessee, Lessee shall give a copy thereof to Mortgagee.

         (d) If Lessee believes that any calculations by Owner Participant pursuant to ss. 3.2.1(c) are iN error, and if, after consultation, Lessee and Owner Participant do not agree on an adjustment, then a nationally-recognized firm of accountants selected by Lessee and reasonably satisfactory to Owner Participant shall verify such calculations. Owner Participant will make available to such firm (but not to Lessee or any representative of Lessee) the methodology and assumptions referred to in ss. 3.2.1(c) and any modifications theretO made to reflect the events giving rise to adjustments hereunder (subject to the execution by such firm of a confidentiality agreement, reasonably acceptable to Owner Participant, prohibiting disclosure of such methodology and assumptions to any third party). The determination by such firm of accountants shall be final. Lessee will pay the reasonable costs and expenses of such verification by such accountants, except that if it results in (1) a decrease in Basic Rent which decreases the remaining Net Present Value of Rents by ten or more basis points from the remaining Net Present Value of Rents as recalculated by Owner Participant, or (2) a material reduction in Stipulated Loss Values, Termination Values, or the EBO Price, then Owner Participant will pay such costs and expenses.

         (e) Notwithstanding anything to the contrary in any Operative Agreement, the amount of the payment of Basic Rent due and payable on each Payment Date shall be at least sufficient to pay in full, as of such Payment Date (assuming timely payment of the Equipment Notes before such Date), the aggregate principal amount of scheduled installments due on the Equipment Notes outstanding on such Payment Date, together with the accrued and unpaid interest thereon, due on such Payment Date in respect of the Equipment Notes; PROVIDED, that no installment of Basic Rent shall be increased to the extent such increase would be based upon (1) any attachment or diversion of Basic Rent on account of Lessor Liens, (2) any modification of the payment terms of the Equipment Notes, other than as required or permitted by any Operative Agreement (including as permitted upon the occurrence of a Lease Event of Default), or (3) the acceleration of any Equipment Note(s) due solely to the existence of a Mortgage Event of Default that does not constitute a Lease Event of Default.

                           3.2.2            SUPPLEMENTAL RENT

         Lessee shall pay to Lessor, or to whomever is entitled to it, any and all Supplemental Rent when and as it becomes due and owing. Lessee will also pay to Lessor, or to whomever is entitled to it, as Supplemental Rent, to the extent permitted by applicable Law, interest at the Past-Due Rate on any part of any amount of Rent (including Supplemental Rent) not paid by 11:00 a.m., New York time, on the date when due (so long as, in the case of any Person not a party to the Participation Agreement, Lessee had received timely notice of the account to which such payment was required to be made), for the period from and including the date on which the same was due to (but excluding) the date of payment in full.

         3.3               PAYMENTS

         (a) Payments of Rent by Lessee shall be paid by wire transfer of immediately available Dollars, not later than 11:00 a.m., New York City time, on the date when due, to the account of Lessor specified in Schedule 1 to the Participation Agreement (or to such other account in the United States as Lessor specifies to Lessee in writing at least 10 Business Days before such payment of Rent is due), or, in the case of any payment of Supplemental Rent expressly payable to a Person other than Lessor, to the Person that shall be entitled thereto, to such account in the United States as such Person specifies from time to time to Lessee at least 10 Business Days before such payment of Rent is due.

         (b) Except as otherwise expressly provided herein, whenever any payment of Rent shall be due on a day that is not a Business Day, such payment shall be made on the next day that is a Business Day, and, if such payment is made on such next Business Day, no interest shall accrue on the amount of such payment during such extension.

         (c) So long as Lessee has not received written notice from the Mortgagee that the Lien of the Mortgage has been discharged, and notwithstanding ss. 3.3(a), Lessor hereby directs, and Lessee agrees, that alL payments of Rent payable by Lessee, other than Excluded Payments, shall be paid directly to Mortgagee on behalf of Lessor by wire transfer of immediately available Dollars to the account of Mortgagee specified in Schedule 1 to the Participation Agreement (or to such other account in the United States as Mortgagee specifies by written notice to Lessor and Lessee at least 10 Business Days before such payment of Rent is due).

         (d) Excluded Payments payable to any Person shall be paid by wire transfer of immediately available Dollars to the account of such Person specified in the Participation Agreement or, if not so specified, to such account in the United States such Person specifies by written notice to Lessor and Lessee from time to time at least 10 Business Days before such payment is required to be made.

         (e) All computations of interest under this Lease shall be made on the basis of a year of 360 days composed of twelve 30-day months.

     4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS

         4.1               DISCLAIMER OF WARRANTIES

         LESSOR LEASES AND LESSEE TAKES THE AIRCRAFT "AS-IS, WHERE-IS." LESSEE ACKNOWLEDGES AND AGREES THAT, AS BETWEEN LESSEE AND EACH OF LESSOR, MORTGAGEE, AND ANY PARTICIPANT, (A) LESSEE HAS SELECTED THE AIRCRAFT AND MANUFACTURER THEREOF, AND (B) NEITHER LESSOR NOR MORTGAGEE NOR ANY PARTICIPANT MAKES, HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, AND EACH WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO:

     (1)   THE   AIRWORTHINESS,    VALUE,    CONDITION,    DESIGN,    OPERATION,
MERCHANTABILITY, OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF;

     (2) THE QUALITY OF THE MATERIAL OR WORKMANSHIP WITH RESPECT TO THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF;

     (3) THE ABSENCE OF LATENT OR ANY OTHER DEFECT IN THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF, WHETHER OR NOT DISCOVERABLE;

     (4) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT, OR THE LIKE; OR

     (5) THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF.

         4.2               CERTAIN AGREEMENTS OF LESSOR

         Unless a Lease Event of Default exists, Lessor agrees to make available to Lessee such rights as Lessor may have under any warranty with respect to the Aircraft made, or made available, by Airframe Manufacturer or Engine Manufacturer, or any of their subcontractors or suppliers, pursuant to and in accordance with the terms of the Purchase Agreement Assignment.

         4.3               QUIET ENJOYMENT

         So long as no Lease Event of Default exists, Lessor shall not interfere with Lessee's rights hereunder to continued possession, use, and operation of, and quiet enjoyment of, the Aircraft during the Term.

         4.4               INVESTMENT OF FUNDS HELD AS SECURITY

                           4.4.1            INVESTMENT

         Any money required to be paid to or retained by Lessor that is required to be paid to Lessee or applied as provided herein shall, until paid to Lessee as provided herein or applied as provided herein, be invested by Lessor from time to time as directed in writing by Lessee (or, if Lessee does not so direct, by or as directed by Lessor in its sole discretion) and at Lessee's risk and expense in Cash Equivalents so long as such Cash Equivalents specified by Lessee or Lessor (as applicable) can be acquired by Lessor using its reasonable best efforts; PROVIDED, that so long as the Lien of the Mortgage has not been discharged, such money shall be invested and held by Mortgagee, as assignee of Lessor, in accordance with this Lease, and upon discharge of such Lien, Mortgagee shall pay any such money held by it to Lessor to be held and invested in accordance with this ss. 4.4.1.

                           4.4.2            PAYMENT OF GAIN OR LOSS

         Any net gain (including interest received) realized as the result of investments pursuant to ss. 4.4.1 (net of any fees, commissions, and other reasonable expenses incurred in connection with such investment) shall be held and applied in the same manner as the principal amount is to be held and applied hereunder. Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions, and other reasonable expenses incurred in connection with such investment), such amount so paid to be held and applied by Lessor as contemplated in ss. 4.4.1.

                           4.4.3            LIMITATION OF LIABILITY

         All investments under this ss. 4.4 shall be at Lessee's risk and expense, and Lessor and Mortgagee shalL not be liable for any loss resulting from any investment made under this ss. 4.4 other than by reason of itS willful misconduct or gross negligence. Any such investment may be sold (without regard to its maturity) by Lessor without instructions whenever such sale is necessary to make a distribution required by this Lease.

         4.5               TITLE TRANSFERS BY LESSOR

         If Lessor shall be required to transfer title to the Aircraft, the Airframe, or any Engine to Lessee or any other Person pursuant to this Lease, then (a) Lessor shall (1) transfer to Lessee or such other Person (as applicable) all of Lessor's right, title and interest in and to the Aircraft, the Airframe, or such Engine (as applicable), free and clear of all Lessor Liens attributable to Lessor, FSB, or Owner Participant, (2) so long as the Lien of the Mortgage has not been discharged, comply with the Mortgage relating to the release of the Aircraft, the Airframe, or such Engine, (3) assign to Lessee or such other Person (as applicable), if and to the extent permitted under the Purchase Agreement, all warranties of Airframe Manufacturer and Engine Manufacturer with respect to the Aircraft, the Airframe, or such Engine, and (4) assign to Lessee or such other Person (as applicable), if and to the extent permitted, all claims, if any, for damage to the Aircraft, the Airframe, or such Engine, in each case free of Lessor Liens attributable to Lessor, FSB, or Owner Participant, and without recourse or warranty of any kind whatsoever (except as to the transfer described in clause (1) above and as to the absence of such Lessor Liens), and (b) Lessor shall promptly deliver to Lessee or such other Person (as applicable), a bill of sale and agreements of assignment, evidencing such transfer and assignment, and such other instruments of transfer, all in form and substance reasonably satisfactory to Lessee (or such other Person, as applicable), as Lessee (or such other Person, as applicable) may reasonably request and furnish to Lessor.

         4.6               LESSOR'S INTEREST IN CERTAIN ENGINES

         Lessor hereby agrees for the benefit of each lessor, conditional seller, or secured party of any engine (other than an Engine) leased, purchased, or owned by Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement that Lessor will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in such engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     4.7 LEASE FOR U.S. FEDERAL INCOME TAX LAW PURPOSES; SECTION 1110 OF BANKRUPTCY CODE

     (a) Lessee and Lessor agree that this Lease is, and shall be treated as, a lease for U.S. federal income tax purposes of the Aircraft, Airframe, Engines, and Parts.

         (b) Lessee and Lessor intend that Lessor (and Mortgagee as assignee of Lessor under the Mortgage) shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines, and Parts as provided in this Lease.

                              5. RETURN OF AIRCRAFT

         5.1               COMPLIANCE WITH ANNEX B

         Lessee shall comply with each of the provisions of Annex B, which provisions are hereby incorporated by this reference as if set forth in full herein.

         5.2               PARKING AND RELATED MATTERS

         If Lessor gives written notice to Lessee, not less than 10 days nor more than 120 days before the end of the Term, requesting parking of the Aircraft upon its return hereunder, Lessee will assist Lessor in procuring (or cause Lessor to be provided with) outdoor parking facilities for the Aircraft for a storage period up to 30 days, starting on the date of such return, and upon Lessor's request to Lessee made at least 10 days before the end of such initial 30-day period, for an additional 90-day period commencing upon expiration of such initial period, at such storage facility in the 48 contiguous states of the United States as Lessee selects. Such storage shall be at Lessor's risk, and Lessor shall pay all applicable storage fees, except that Lessee shall pay the parking fees for the initial 30-day storage period; PROVIDED FURTHER that Lessee's obligation to provide parking shall be subject to Lessor's entering into an agreement with the storage facility, before the storage period begins, providing that Lessor shall bear all maintenance charges and other costs incurred, and that Lessee's obligations hereunder will be solely for the payment of parking fees for the initial 30-day period pursuant to the terms of this ss.
5.2. Unless Lessor and Lessee otherwise agree, the location of such parking wilL also constitute the return location for the Aircraft.

         5.3               RETURN OF OTHER ENGINES

         If any Engine owned by Lessor is not installed on the Airframe at the time of return hereunder, Lessee shall return the Airframe hereunder with a Replacement Engine meeting the requirements of, and in accordance with, ss. 10 and Annex B. Thereupon, Lessor will transfer to Lessee the Engine constituting part of such AircrafT but not installed on such Airframe at the time of the return of the Airframe.

         5.4               FUEL

         Upon the return of the Airframe upon any termination of this Lease, Lessor shall pay Lessee, as compensation for any fuel or oil contained in the fuel or oil tanks of such Airframe, the value of such fuel or oil at the price paid by Lessee for such fuel or oil. However, if the Aircraft is being returned in connection with the exercise of remedies pursuant to ss. 15, Lessor shall have no obligation to make such payment to LesseE until Lessor shall have been paid all amounts due to it pursuant to ss. 15.

                                    6. LIENS

         Lessee shall not, directly or indirectly, create, incur, assume, or suffer to exist any Lien on or with respect to the Aircraft, the Airframe, any Engine, or any Part, title to any of the foregoing, or any interest therein, or Lessee's rights in and to this Lease or any Permitted Sublease, except (a) the rights of Lessor, Mortgagee, the Participants, and Lessee under the Operative Agreements, and of any Permitted Sublessee under any Permitted Sublease; (b) Lessor Liens; (c) the rights of others under agreements or arrangements to the extent permitted by ss. 7.2, ss. 7.3, or Annex C; (d) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings if such Liens and such proceedings do not involve more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of any Participant therein, or impair the Lien of the Mortgage; (e) materialmen's, mechanics', workers', repairers', employees', or other like Liens arising in the ordinary course of business for amounts the payment of which either is not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings, if such Liens and such proceedings do not involve any more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of any Participant therein, or impair the Lien of the Mortgage; (f) Liens arising out of any judgment or award against Lessee, if, within 60 days after the entry thereof, that judgment or award is discharged or vacated, or has its execution stayed pending appeal, or is discharged, vacated, or reversed within 60 days after the expiration of such stay, and if during any such 60-day period there is not, or any such judgment or award does not involve, more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of any Participant therein, or impairment of the Lien of the Mortgage; and (g) any other Lien with respect to which Lessee or any Permitted Sublessee provides a bond, cash collateral, or other security adequate in the reasonable opinion of Lessor. Lessee shall promptly take or cause to be taken such action as may be necessary duly to discharge (by bonding or otherwise) any Lien not excepted above that arises in respect of the Aircraft, the Airframe, any Engine, or any Part during the Term.

              7. REGISTRATION; OPERATION; POSSESSION AND SUBLEASING

         7.1               REGISTRATION AND OPERATION

                           7.1.1            REGISTRATION AND RECORDATION

         Subject to Lessor's and Owner Participant's compliance with their obligations under ss. 13 of thE Participation Agreement, Lessee shall cause the Aircraft to be, and at all times during the Term to remain, duly registered with the FAA under the Transportation Code or with such other country of registry as shall be permitted under ss. 7.1.2 hereof, in the name of Lessor as owner and lessor (except to the extent that sucH registration under the Transportation Code is prevented or lost because of Lessor's or Owner Participant's failure to comply with the citizenship requirements for registration of the Aircraft under the Transportation Code). Lessor shall execute and deliver all such documents as Lessee or any Permitted Sublessee reasonably requests for the purpose of effecting and continuing such registration. Unless Mortgagee has given Lessee notice that the Mortgage has been discharged, Lessee shall also cause the Mortgage to be duly recorded and at all times maintained of record as a first-priority perfected mortgage (subject to Permitted Liens) on the Aircraft, the Airframe, and each of the Engines (except to the extent such perfection or priority cannot be maintained solely as a result of the failure by Lessor or Mortgagee to execute and deliver any necessary documents). Each of the registrations and recordations referenced in this ss. 7.1.1 will be at Lessee's cost and expense, except aS otherwise provided in this Lease.

                           7.1.2            REREGISTRATION

         After the Tax Attribute Period (or before such date, provided Lessee pre-pays on a lump-sum basis any liability due under the Tax Indemnity Agreement as a result of such registration on the assumption that such registration would continue for the remainder of the term of the Permitted Sublease described in ss. 7.6.11(a)(3) of the Participation Agreement, if no Special Default or Lease Event of Default exists, Lessee may, by written notice to Lessor (with a copy of such notice to Owner Participant), request to change the country of registration of the Aircraft. Any such change in registration shall be effected only in compliance with, and subject to all of the conditions set forth in, ss. 7.6.11 of the Participation Agreement.

                           7.1.3            MARKINGS

         If permitted by applicable Law, on or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in each case in a clearly visible location, a placard of a reasonable size and shape bearing the legend set forth in Schedule 6. Such placards may be removed temporarily, if necessary, in the course of maintenance of the Airframe or Engines. If any such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this ss. 7.1.3.

                           7.1.4            COMPLIANCE WITH LAWS

         Lessee shall not, and shall not allow any other Person to, operate, use, maintain, service, repair, overhaul, improve, or modify the Aircraft (a) in violation of any Law binding on or applicable to the Aircraft, the Airframe, or any Engine, or (b) in violation of any airworthiness certificate, license, or registration of any Government Entity relating to the Aircraft, the Airframe, or any Engine, except (1) immaterial or non-recurring violations with respect to which corrective measures are taken promptly by Lessee or a Permitted Sublessee (as applicable) upon discovery thereof, and (2) to the extent Lessee or any Permitted Sublessee is contesting the validity or application of any such Law or requirement relating to any such certificate, license, or registration in good faith in any reasonable manner which does not involve more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine or the interest of any Participant therein, any risk of criminal liability or of material civil penalty against Lessor, Mortgagee, or any Participant or impair the lien of the Mortgage.

                           7.1.5            OPERATION

         Lessee agrees not to operate, use, or locate the Aircraft, the Airframe, or any Engine, or allow the Aircraft, the Airframe, or any Engine to be operated, used, or located, (a) in any area excluded from coverage by any insurance required by the terms of ss. 11, except in the case of a requisition by the U.S. Government where thE U.S. Government provides an indemnity in lieu of such insurance, or insurance from the U.S. Government, covering such area, in accordance with ss. 11.3, or (b) in any recognized area of hostilities unless fully covered iN accordance with Annex D by war-risk insurance as required by the terms of ss. 11 (including ss. 11.3), unless in Any case referred to in this ss. 7.1.5 the Aircraft is only temporarily operated, used, or located in such area as A result of an emergency, equipment malfunction, navigational error, hijacking, weather condition, or other similar unforeseen circumstances, so long as Lessee diligently and in good faith proceeds to remove the Aircraft from such area.

         7.2               POSSESSION

         Lessee will not, without the prior written consent of Lessor and Owner Participant, sublease or otherwise in any manner deliver, transfer, or relinquish possession of the Aircraft, the Airframe, or any Engine, or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; PROVIDED, that, subject to the provisions of ss. 7.3, Lessee may, without such prior written consent:

                           7.2.1            INTERCHANGE AND POOLING

         Subject or permit any Permitted Sublessee to subject (a) the Airframe to normal interchange agreements (provided that (1) any such interchange agreement does not contemplate that Lessee (or a Permitted Sublessee) will be out of possession of the Airframe for more than five consecutive days at a time (absent weather, maintenance, or other exigencies), and (2) the party to such interchange agreement is a Permitted Air Carrier, not in bankruptcy, organized and having its principal place of business in a country with which the United States then maintains normal diplomatic relations and which recognizes and gives effect to the rights, title, and interests of Lessor in the Airframe), or (b) any Engine (but only if such Engine is then installed upon an aircraft) to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of business; PROVIDED, that (1) no such agreement or arrangement shall require any transfer of Lessor's title to the Airframe or such Engine, and (2) if Lessor's title to any such Engine is nevertheless divested under any such agreement or arrangement, then such Engine shall be deemed to have suffered an Event of Loss as of the date of such divestiture, and Lessee shall be required to replace such Engine with a Replacement Engine meeting the requirements of, and in accordance with, ss. 10.

                           7.2.2            TESTING AND SERVICE

         Deliver or permit any Permitted Sublessee to deliver possession of the Aircraft, the Airframe, any Engine, or any Part (a) to the manufacturer thereof or to any third-party maintenance provider, for testing, service, repair, maintenance, or overhaul work on the Aircraft, Airframe, any Engine, or any Part, or, to the extent required or permitted by the terms of Annex C, for alterations or modifications in or additions to the Aircraft, the Airframe, or any Engine, or (b) to any Person for the purpose of transport to a Person referred to in the preceding clause (a).

     7.2.3 TRANSFER TO U.S. GOVERNMENT

         Transfer or permit any Permitted Sublessee to transfer possession of the Aircraft, the Airframe, or any Engine to the U.S. Government pursuant to CRAF or otherwise, in which event Lessee shall promptly notify Lessor and Mortgagee in writing of any such transfer of possession (and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address, and telephone numbers the Contracting Office Representative(s) for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under
         CRAF).

     7.2.4 INSTALLATION OF ENGINES ON OWNED AIRCRAFT

         Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee free and clear of all Liens except (a) Permitted Liens, (b) Liens that do not apply to the Engines, and (c) the rights of third parties under normal interchange or pooling agreements and arrangements of the type permitted under ss. 7.2.1.

     7.2.5 INSTALLATION OF ENGINES ON OTHER AIRFRAMES

         Install or permit any Permitted Sublessee to install an Engine on an airframe leased to Lessee or such Permitted Sublessee, or purchased or owned by Lessee or such Permitted Sublessee subject to a security agreement, conditional sale, or other secured financing arrangement, but only if (a) such airframe is free and clear of all Liens except (1) the rights of the parties to such lease or secured financing arrangement, covering such airframe, and (2) Liens of the type permitted by clauses (a) and (b) of ss. 7.2.4, and (b) Lessee or such Permitted Sublessee has received from the lessor, secured party, oR conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, security agreement, conditional sale agreement, or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title, or interest in, or Lien on, such Engine by reason of the installation of such Engine on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor.

     7.2.6 INSTALLATIONS OF ENGINES ON FINANCED AIRCRAFT

         Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, leased to Lessee or such Permitted Sublessee, or purchased or owned by Lessee or such Permitted Sublessee subject to a conditional sale or other security agreement under circumstances where neither ss. 7.2.4 nor ss. 7.2.5 applies; PROVIDED, that any such installation shall be deemed an EvEnt of Loss with respect to such Engine, and Lessee shall comply with ss.
         10.2 in respect thereof. UntiL ss. 10.2 has been fully complied with, Lessor's interest in such Engine shall continue in full force anD effect.

                           7.2.7            SUBLEASING

     With respect to the Aircraft, the Airframe, or any Engine, if no Special Default or Lease Event of Default exists, enter into a sublease with any Permitted Air Carrier, but only if:

     (a) Lessee provides written notice to Lessor (with a copy to Owner Participant) and Mortgagee (such notice in the event of a sublease to a U.S. Air Carrier to be given promptly after entering into any such sublease, and, in the case of a sublease to any other Permitted Air Carrier, 10 Business Days in advance of entering into such sublease);

     (b) at the time that Lessee enters into such sublease, such Permitted Air Carrier shall not be subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution, or similar proceeding, and shall not have substantially all of its property in the possession of any liquidator, trustee, receiver, or similar Person;

     (c) any such sublease (1) shall not extend beyond the expiration of the Base Term or any Renewal Term then in effect or irrevocably committed to by Lessee, or contain a purchase option, unless expressly subject to Lessee's exercise of its renewal or purchase options in accordance with the terms of ss. 17, and in any event subject to the requirements of clause (4) of this ss. 7.2.7(c), (2) shall Not contain any purchase option exercisable at a date earlier than such date permitted under ss. 17.3, (3) shall explicitly require that sublessee or sublessor (or both with specified allocations) will fully comply with the Lease's maintenance, operation, possession, inspection, and insurance requirements, and (4) shall be expressly subject and subordinate to all the terms of this Lease and to Lessor's rights, powers, and remedies hereunder, including Lessor's rights under ss. 15 to repossess the Aircraft and tO terminate such sublease if a Lease Event of Default exists;

     (d) in connection with a sublease to a Permitted Foreign Air Carrier, (1) the United States maintains diplomatic relations with the country of domicile of such Permitted Foreign Air Carrier, and (2) Lessee furnishes to Lessor, Owner Participant and Mortgagee a favorable opinion of counsel, reasonably satisfactory to Lessor and Owner Participant (and, so long as the Policy is in effect, to Mortgagee), located in the country of domicile of such Permitted Foreign Air Carrier, that (aa) the terms of such sublease are legal, valid, and binding obligations of the parties thereto, enforceable under the laws of such jurisdiction, (bb) it is not necessary for Owner Participant, Lessor, or Mortgagee to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result of the proposed sublease, (cc) Lessor's title to, and Mortgagee's first-priority Lien in respect of, the Aircraft, Airframe, and Engines will be recognized in such jurisdiction, (dd) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe, or Engines in the event of the requisition by such government of such title (unless Lessee provides insurance in the amounts required with respect to hull insurance under ss. 11 covering thE requisition of title to the Aircraft, Airframe, or Engines by the government of such jurisdiction so long as the Aircraft, Airframe, or Engines are subject to such sublease), (ee) such Permitted Air Carrier's agreement that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Air Carrier under applicable Law, and (ff) such sublease will subject Lessor, Mortgagee, and Owner Participant to no greater tort liability than in the United States of America, OR, if such sublease will subject Lessor, Mortgagee, or Owner Participant to greater tort liability than in the United States of America, Lessee (or Permitted Sublessee) has provided insurance to insure against such additional liability;

     (e) Lessee furnishes to Lessor, Mortgagee, and Owner Participant evidence reasonably satisfactory to Lessor that the insurance required byss. 11 remains in effect;

     (f) all necessary documents are duly filed, registered, or recorded in such public offices as are required fully to preserve the title of Lessor, and the first-priority security interest (subject to Permitted Liens) of Mortgagee, in the Aircraft, Airframe, and Engines;

     (g) Lessee shall reimburse Lessor, Mortgagee, and Owner Participant for all of their reasonable out-of-pocket fees and expenses (including reasonable fees and disbursements of counsel) incurred in connection with any such sublease;

     (h) no such sublease shall be made to a "tax exempt entity" as defined in ss. 168(h)(2) oF the Code, including a Permitted Foreign Air Carrier, before the end of the Tax Attribute Period unless Lessee prepays on a lump-sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease were to continue for the remainder of the term of such sublease;

     (i) no such sublease will adversely affect Lessor's or Mortgagee's protection under Section 1110;

     (j) no such sublease shall permit the Permitted Sublessee thereunder to sub-sublease or transfer the Airframe or any Engine, except for transfers by a Permitted sublessee permitted by the foregoing provisions of this ss. 7.2, and except that a Permitted Sublessee who is a manufacturer maY sub-sublease to any Person to whom a sublease would be permitted under this ss. 7.2.7; PROVIDED, that (1) such sub-sublease shall not permit any sub-sub-subleasing of the Aircraft, the Airframe, or any Engine, and (2) such sub-sublease must meet the requirement of a Permitted Sublease;

                  (k) if the term of such Sublease is greater than one year, Lessee will assign such Sublease to Lessor as security for Lessee's obligations hereunder.

     7.3 CERTAIN LIMITATIONS ON SUBLEASING OR OTHER RELINQUISHMENT OF POSSESSION

         Notwithstanding anything to the contrary in ss. 7.2:

         (a) The rights of any Person who receives possession of the Aircraft in accordance with ss. 7.2 shalL be subject and subordinate to all the terms of this Lease, and to Lessor's rights, powers, and remedies hereunder, including
(1) Lessor's right to repossess the Aircraft pursuant to ss. 15, (2) Lessor's right tO terminate and avoid such sublease, delivery, transfer, or relinquishment of possession if a Lease Event of Default exists, and (3) the right to require such Person to deliver the Aircraft, Airframe, and Engines forthwith if a Lease Event of Default exists.

         (b) Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such transfer had not occurred, and no transfer of possession of the Aircraft, the Airframe, any Engine, or any Part shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under any other Operative Agreement.

         (c) Lessee shall ensure that no sublease, delivery, transfer, or relinquishment permitted under ss. 7.2 shall affect the United States registration of the Aircraft, unless also made in accordance with thE provisions of ss. 7.1.2.

         (d) Any event that constitutes or would, with the passage of time, constitute an Event of Loss under clause (3), (4), or (5) of the definition of such term (as set forth in Annex A) shall not be deemed to violate the provisions of ss. 7.2.

         (e)  No  Wet  Lease  shall   constitute   a  delivery,   transfer,   or
relinquishment of possession for purposes of ss. 7.2, nor shall it be prohibited by the terms hereof.

     8.   MAINTENANCE;   REPLACEMENT   AND   POOLING   OF  PARTS;   ALTERATIONS,
MODIFICATIONS, AND ADDITIONS; OTHER LESSEE COVENANTS

     8.1   MAINTENANCE;   REPLACEMENT   AND   POOLING  OF  PARTS;   ALTERATIONS,
MODIFICATIONS, AND ADDITIONS

         At all times during the Term, Lessee shall comply with (or cause to be complied with) each of the provisions of Annex C, which provisions are hereby incorporated by this reference as if set forth in full herein.

         8.2               INFORMATION, CERTIFICATES, NOTICES, AND REPORTS

                           8.2.1            FINANCIAL INFORMATION

         Lessee will furnish to Lessor and Owner Participant:

                  (a) within 90 days after the end of each of the first three fiscal quarters in each fiscal year of Lessee, a consolidated balance sheet of Lessee and Guarantor as of the end of such quarter, and related statements of income and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, prepared in accordance with GAAP; PROVIDED, that while Lessee or Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Lessee's or Guarantor's report on Form 10-Q for such fiscal quarter (excluding exhibits) will satisfy this clause (a).

                  (b) within 120 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee and Guarantor as of the end of such fiscal year and related statements of income and cash flows of Lessee and Guarantor for such fiscal year, in comparative form with the preceding fiscal year, prepared in accordance with GAAP, together with a report of Lessee's and Guarantor's independent certified public accountants with respect to their audit of such financial statements; PROVIDED, that while Lessee or Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Lessee's or Guarantor's report on Form 10-K for such fiscal year (excluding exhibits) will satisfy this clause (b).

                           8.2.2            ANNUAL CERTIFICATE

         Within 120 days after the close of each fiscal year of Lessee, Lessee shall deliver to Lessor, Owner Participant, and Mortgagee an Officer's Certificate of Lessee to the effect that such officer is familiar with or has reviewed or caused to be reviewed the relevant terms of this Lease and the other Lessee Operative Agreements, and that such officer does not have knowledge of the existence as at the date of such certificate of any Lease Event of Default (or, if any Lease Event of Default exists, specifying the nature and period of existence thereof and the action Lessee has taken or is taking or proposes to take with respect thereto).

                           8.2.3            INFORMATION FOR FILINGS

         Lessee shall promptly furnish to Owner Participant or Lessor such information (other than with respect to the citizenship of Owner Participant and Lessor) within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee, as may be required to enable Lessor to file in a timely manner any reports required to be filed by it as lessor under the Lease or to enable Owner Participant to file in a timely manner any reports required to be filed by it as the beneficiary of the Trust Estate, in either case, with any Government Entity because of, or in connection with, the interest of Owner Participant or Lessor in the Aircraft, this Lease, or any other part of the Trust Estate; PROVIDED, that, with respect to any such information which Lessee reasonably deems commercially sensitive or confidential, Owner Participant or Lessor (as applicable) shall afford Lessee a reasonable opportunity (to the extent reasonably obtainable) to seek from any such Government Entity a waiver of the obligation of Owner Participant or Lessor to file any such information, or shall consent to the filing of such information directly by Lessee in lieu of filing by Owner Participant or Lessor, and if any such waiver or consent is evidenced to the reasonable satisfaction of Owner Participant or Lessor (as applicable), then Lessee shall not be required to furnish such information to Owner Participant or Lessor.

                           8.2.4            OTHER INFORMATION

         Lessee shall provide to Owner Participant from time to time such other information or data as Owner Participant reasonably requests concerning the Aircraft, Lessee's financial condition, or otherwise relating to the transactions or matters contemplated in the Operative Agreements, in each case to the extent within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee.

                   9. VOLUNTARY TERMINATION UPON OBSOLESCENCE

         9.1               RIGHT OF TERMINATION

         (a) Provided there is then no Special Default or Lease Event of Default, Lessee shall have the right at its option to terminate this Lease during the Base Term, effective only on a Termination Date occurring on or after the seventh anniversary of the Delivery Date, if:

                  (1) Lessee makes a good faith determination that the Aircraft either has become economically obsolete or is surplus to Lessee's requirements, and Lessee's Chief Financial Officer or Treasurer so certifies in writing to Lessor; and

                  (2) Lessee provides Lessor (with a copy to Owner Participant) with written notice of Lessee's exercise of such termination option not less than 180 days and not more than 360 days before the Termination Date specified in such notice.

         (b) Lessor shall notify Lessee and Mortgagee of Lessor's intention to sell or retain the Aircraft, as provided in this ss. 9, not less than 120 days before the Termination Date specified in the written noticE pursuant to ss. 9.1(a)(2). Any failure by Lessor to give such notice of its election shall be deemed to be aN election to sell the Aircraft, as provided in this ss. 9.

         (c) In the event of any termination pursuant to this ss. 9, Lessee shall not acquire additionaL 737-800 aircraft during the 24 months following such termination, except to replace any lost or damaged aircraft or under short-term operating leases, and Lessee shall notify Lessor in the event Lessee plans to enter into such an operating lease to discuss the possible re-lease of the Aircraft from Lessor to Lessee under such short-term operating lease.

         9.2               ELECTION BY LESSOR TO SELL

                           9.2.1            BIDS; CLOSING OF SALE

         Unless Lessor has notified Lessee of Lessor's election to retain the Aircraft, Lessee, as agent for Lessor, shall, until the date ten Business Days before the Termination Date, use commercially reasonable efforts to obtain bids for a cash purchase of the Aircraft, and Lessor may, if it desires to do so, also seek to obtain such bids. If Lessee receives any bid, Lessee shall promptly, and in any event at least ten Business Days before the Termination Date, certify to Lessor in writing the amount and terms of such bid, and the name and address of the Person (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee or any such Affiliate has an arrangement for the future use of the Aircraft by Lessee or any such Affiliate) submitting such bid. If Lessor receives any bid on or before the date ten Business Days before the Termination Date, Lessor shall, at least ten Business Days before the Termination Date, certify to Lessee in writing the amount and terms of such bid, and the name and address of the Person submitting such bid.

                           9.2.2            CLOSING OF SALE

         (a) On the Termination Date (1) Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft to the bidder (if any) who shall have submitted the highest cash bid on or before the date ten Business Days before such Termination Date, in the same manner as if delivery were made to Lessor pursuant to ss. 5 and Annex B and in full compliance with the terms thereof, and shall duly transfer tO Lessor title to any such engines not owned by Lessor, all in accordance with the terms of ss. 5 and Annex B, anD (2) Lessor shall simultaneously therewith transfer the Airframe and Engines or engines to such bidder, in the manner described in ss. 4.5, against cash paid to Lessor in the amount of such highest bid and in the manner and iN funds of the type specified in ss. 3.3.

         (b) All proceeds of any sale described in ss. 9.2.2(a) shall be paid to and retained by Lessor and, on such Termination Date, and as a condition precedent to such sale and the delivery of the Aircraft and Engines or engines to such bidder, Lessee shall pay to Lessor, in the manner and in funds of the type specified in ss. 3.3:

     (1) all unpaid  Basic Rent due at any time  before such  Termination  Date;
plus

     (2) the excess (if any) of the Termination Value for the Aircraft, computed as of such Termination Date, over the proceeds of such sale; plus

     (3) as provided in ss. 3.2.2, interest on the amounts specified in the foregoing clausE (1) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full.

         As a further condition precedent to such sale and delivery, Lessee shall pay all Supplemental Rent due by Lessee to Lessor, Mortgagee, or the Participants under this Lease (including (aa) Supplemental Rent in respect of Make-Whole Amount (if any) payable pursuant to ss. 2.11(b) of the Mortgage in connection with a prepayment oF the Equipment Notes upon such sale, (bb) all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, (cc) all reasonable and previously-invoiced out-of-pocket fees and expenses (including reasonable fees and expenses of counsel, but excluding brokerage commissions payable to any Person not retained by Lessee) incurred by Lessor, Mortgagee, and Owner Participant in connection with such sale and the related termination of this Lease), (dd) all previously-invoiced commissions payable to any Person retained by Lessee in connection with such sale, and (ee) all sales, transfer, or similar Taxes then due with respect to such sale). To the extent not invoiced or due on the Termination Date, Lessee shall pay in due course the obligations described in the foregoing clauses (cc), (dd), and (ee).

         (c) Upon and subject to any such sale and receipt of proceeds by Lessor, and full and final payment of all amounts described in ss. 9.2.2(b), and compliance by Lessee with all the other provisions of this ss. 9.2,

                  (1) Lessor will transfer to Lessee, in accordance with ss. 4.5, any Engines constitutinG part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                  (2) the obligation of Lessee to pay Basic Rent, on or after the Payment Date with reference to which Termination Value is computed, shall cease, and the Term shall end effective as of the date of such sale.

         (d) A sale of the Aircraft pursuant to this ss. 9.2.2 shall take place only on a Termination Date. Subject to ss. 9.3, if no sale shall have occurred on or as of the proposed Termination Date, this Lease shalL continue in full force and effect, and all of Lessee's obligations shall continue, including its obligation to pay Rent, in each case, as if the notice under ss. 9.1 shall not have been given and, subject to ss. 9.2.3(a), LesSee may give another notice pursuant to ss. 9.1.

         (e) Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids, or otherwise to take any action in connection with any such sale other than to transfer to the purchaser named in the highest bid referred to above (or to such purchaser and, in the case of Engines described in ss. 9.2.2(c), to Lessee) the Airframe and Engines or engines against receipt of the payments described in ss. 9.2.2(B)

                           9.2.3            WITHDRAWAL OF NOTICE OF TERMINATION

         (a) So long as Lessor has not elected to retain the Aircraft pursuant to ss. 9.1, Lessee may withdraW any notice given pursuant to ss. 9.1 at any time on or before the date five Business Days before the proposeD Termination Date, whereupon this Lease shall continue in full force and effect and all of Lessee's obligations shall continue, including its obligation to pay Rent, in each case as if the notice under ss. 9.1 were not given, and Lessee may give another notice pursuant to ss. 9.1; PROVIDED, that Lessee shall not be entitled to give morE than three termination notices pursuant to ss. 9.1 during the Term.

         (b) Lessee shall pay, on an after-tax basis, all reasonable out-of-pocket fees and expenses of Lessor (including reasonable fees and expenses of counsel), Mortgagee, and Owner Participant in connection with any notice of termination withdrawn by Lessee or in connection with any notice of termination pursuant to which a sale of the Aircraft fails to occur.

         9.3               RETENTION OF AIRCRAFT BY LESSOR

     (a) If Lessor elects to retain the Aircraft in accordance withss. 9.1, on the Termination Date:

                  (1) (aa) Lessor shall pay or cause to be paid, in the manner and in funds of the type specified in ss. 3.3, to the Mortgagee, an amount sufficient to prepay all outstanding Equipment NoteS pursuant to ss. 2.11(b) of the Mortgage, and (bb) Lessee shall pay any Make-Whole Amount then due;

                  (2) subject to Mortgagee's receipt of the funds described in clause (1)(aa) of this ss. 9.3(a), Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft tO Lessor pursuant to ss. 5 and Annex B and in full compliance with the terms thereof, and shall dulY transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of ss. 5 and Annex B;

     (3) Lessee shall pay to Lessor, in the manner and in funds of the type specified inss. 3.3:

     (aa) all unpaid  Basic Rent due at any time before such  Termination  Date;
plus

     (bb) any Make-Whole Amount due as a result of the prepayment of all outstanding Equipment Notes pursuant toss. 2.11(b) of the Mortgage; plus

     (cc) as provided in ss. 3.2.2, interest on the amounts specified in the foregoinG clauses (aa) and (bb) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; and

                  (4) Lessee shall also pay all Supplemental Rent due and payable by Lessee to Lessor, Mortgagee, or any Participant under this Lease, including all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, and the reasonable out-of-pocket fees and expenses incurred by Lessor, Mortgagee, and Owner Participant in connection with such termination and delivery of the Airframe and Engine or engines (excluding brokerage commissions and similar expenses payable to any Person(s) not retained by Lessee).

         (b) Upon full and final payment to Lessor, Mortgagee, and the Participants of the amounts described in ss. 9.3(a)(1), and (3) and (4), and compliance by Lessee with all the applicable provisions of ss. 9.3(a)(2),

                  (1) Lessor will transfer to Lessee, in accordance with ss. 4.5, any Engines constitutinG part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                  (2) Lessee's obligation to pay Basic Rent otherwise due on or after the Termination Date shall cease, and the Term for the Aircraft shall end effective as of such Termination Date.

                    10. LOSS, DESTRUCTION, REQUISITION, ETC.

         10.1              EVENT OF LOSS TO THE AIRCRAFT

                           10.1.1           NOTICE AND ELECTION

         (a) If an Event of Loss to the Airframe (and any Engine(s) installed thereon) occurs, Lessee shall promptly (and in any event within 15 days after such occurrence) notify Lessor, Owner Participant and Mortgagee of such Event of Loss. Within 60 days after such occurrence, Lessee shall give to Lessor (with a copy to Owner Participant) and Mortgagee written notice of Lessee's election to make payment in respect of such Event of Loss, as provided in ss. 10.1.2, or to replace the Airframe and any such Engine(s) as provided in ss. 10.1.3.

         (b) Lessee's failure to give the notice of election described in ss. 10.1.1(a) shall be deemed to bE an election of the option set forth in ss.
10.1.2. In addition, Lessee shall not be entitled to elect the optioN set forth in ss. 10.1.3 if, at the time Lessor receives such notice from Lessee or on the replacement date, A Special Default or a Lease Event of Default exists.

         (c) For purposes of ss. 10.1.2, an Event of Loss to the Airframe shall be deemed to constitute aN Event of Loss to the Aircraft. For purposes of ss. 10.1.3, any Engine not actually suffering an Event of LosS shall not be required to be replaced.

     10.1.2 PAYMENT OF LOSS AND TERMINATION OF LEASE

         (a) If Lessee elects, in accordance with ss. 10.1.1, to make payment in respect of any such Event oF Loss, then Lessee shall pay, in the manner and in funds of the type specified in ss. 3.3, the following amounts:

                  (1) on the date (the "LOSS PAYMENT DATE") that is the earlier of (x) the Stipulated Loss Value Date first following the 75th day following the date of the occurrence of such Event of Loss, and (y) the Stipulated Loss Value Date first following the fourth Business Day following the receipt of the insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Lessee's election under ss. 10.1.1 to make payment under this ss. 10.1.2), Lessee shall pay to Lessor:

     (aa) all unpaid  Basic Rent due at any time before the Loss  Payment  Date;
plus

     [(bb) all Basic Rent due on the Loss Payment Date; plus]

     (cc) the Stipulated Loss Value computed as of the Stipulated Loss Value Date immediately preceding the Loss Payment Date (or, if the Loss Payment Date is a Stipulated Loss Value Date, the Loss Payment Date), plus

     (dd) if the Loss Payment Date is not a Stipulated Loss Value Date, an additional amount equal to interest, at the rate per annum equal to the SLV Rate, on the amount of the excess referred to in clause (cc) above for each day from and including the Stipulated Loss Value Date referred to in clause [(cc)] to but excluding the Loss Payment Date; plus

     (ee) as provided in ss. 3.2.2, interest on the amount specified in the foregoing clause (aa) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; and

                  (2) on or before the date required for payment of the amounts specified in clause 10.1.2(a)(1), Lessee shall also pay to Lessor, Mortgagee, and the Participants all other amounts due and payable by Lessee to Lessor, Mortgagee, and the Participants under this Lease, the Participation Agreement, or any other Lessee Operative Agreement and, on an after-tax basis, all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by Lessor, each Participant, and Mortgagee in connection with such Event of Loss.

         (b) Upon payment in full of all amounts described in the foregoing ss. 10.1.2(a)(1), (1) Lessee'S liability for use of the Aircraft and obligation to pay Basic Rent hereunder with respect to the Aircraft shall terminate, (2) the Term for the Aircraft shall end, and (3) Lessor will transfer the Aircraft to Lessee, as-is and where-is, and subject to any insurer's salvage rights, but otherwise in the manner described in ss. 4.5.

                           10.1.3           REPLACEMENT OF AIRFRAME AND ENGINES

         (a) If Lessee elects, in accordance with ss. 10.1.1, to replace the Airframe and any Engine(s) suffering the Event of Loss, then Lessee shall, as promptly as possible and in any event within 120 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with ss. 10.3 and aS replacement for the Airframe and any such Engine(s), title to a Replacement Airframe (which shall comply with ss. 10.1.3(b)), and for each such Engine a Replacement Engine, in each case free and clear of all Liens other thaN Permitted Liens (PROVIDED, that if such conveyance occurs after the end of the Term, Lessee shall pay rent for the Aircraft from the end of the Term until return thereof pursuant to ss. 5 at a daily rate equal to the averagE daily Basic Rent or Renewal Rent, as applicable, over the Base Term or then-expiring Renewal Term, as applicable). If Lessee makes such election, but for any reason does not effect such replacement within such time period and in compliance with the requirements set forth in ss. 10.3, then Lessee shall be deemed to have initiallY made the election set forth in ss. 10.1.2 with the effect that Lessee shall pay, in the manner and in funds of thE type specified in ss. 3.3, the amounts required under, and in accordance with, ss. 10.1.2 (except that the tIme period for payment referenced in ss. 10.1.2(a)(1) shall, for the purposes of this ss. 10.1.3(a), in all cases be on the Stipulated Loss Value Date first following the 120th day following the date of the occurrence of such Event of
Loss).

         (b) Any such Replacement Airframe shall be an airframe manufactured by the Airframe Manufacturer that is the same model as the Airframe to be replaced thereby, or an improved model, and that has a current value, estimated residual value, utility, and remaining economic useful life (without regard to hours or cycles remaining until the next regular maintenance check, provided no Special Default or Lease Event of Default then exists) at least equal to the Airframe to be replaced thereby (assuming that such Airframe had been maintained in accordance with this Lease), immediately prior to such Event of Loss and that has a year of manufacture no earlier than that of the Airframe to be replaced. Any such Replacement Engine shall meet the requirements of, and be conveyed by Lessee to Lessor in accordance with, ss. 10.2 (other than the notice requirement set forth iN ss. 10.2.1).

         10.2              EVENT OF LOSS TO AN ENGINE; ENGINE EXCHANGES

                           10.2.1           NOTICE

         If an Event of Loss to an Engine occurs under circumstances in which no Event of Loss to the Airframe occurs, Lessee shall promptly (and in any event within 15 days after such occurrence) notify Lessor of such Event of Loss.

                           10.2.2           REPLACEMENT OF ENGINE

         Lessee shall, promptly and in any event within 60 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with ss. 10.3 and as replacement for the Engine witH respect to which any Event of Loss occurred, title to a Replacement Engine, free and clear of all Liens other than Permitted Liens. Such Replacement Engine shall be an engine manufactured by Engine Manufacturer that is the same model as the Engine to be replaced thereby, or an improved model, and that is suitable for installation and use on the Airframe, and that has a current value, estimated residual value, utility, and remaining economic useful life (without regard to hours and cycles remaining until overhaul, provided no Special Default or Lease Event of Default then exists) at least equal to the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with the Lease) immediately prior to such Event of Loss.

                           10.2.3           ENGINE EXCHANGE

         Upon not less than five Business Days' prior written notice to Lessor (with a copy to Owner Participant), Lessee may replace any Engine leased hereunder with another engine (the "EXCHANGED ENGINE") meeting the requirements of ss. 10.2.2. Such Exchanged Engine shall be deemed to be a "Replacement Engine", and Lessor anD Lessee shall comply with the provisions of ss. 10.3 with regard to the Exchanged Engine and the Engine so replaced.

         10.3              CONDITIONS TO ANY REPLACEMENT

                           10.3.1           DOCUMENTS

         Before or at the time of conveyance of title to any Replacement Airframe or Replacement Engine to Lessor, Lessee shall take each of the following actions:

         (a) furnish Lessor with a full warranty (as to title) bill of sale duly conveying to Lessor such Replacement Airframe or Replacement Engine, in form and substance reasonably satisfactory to Lessor and Owner Participant, and cause such Replacement Airframe to be duly registered in the name of Lessor pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2);

         (b) cause (1) a supplement to this Lease, subjecting such Replacement Airframe or Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution, and, upon such execution, to be filed for recordation with the FAA pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2), (2) A supplement to the Mortgage, subjecting such Replacement Airframe or Replacement Engine to the Mortgage, to be delivered to Lessor for execution, and, upon execution, to be filed for recordation with the FAA pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2), and (3) such Financing Statements and other filings, as OwneR Participant or Mortgagee reasonably request, duly executed by Lessee and (to the extent applicable) Lessor and Mortgagee (and Lessor and Mortgagee shall execute and deliver the same), to be filed in such locations as any such party reasonably requests;

         (c) furnish such evidence of compliance with the insurance provisions of ss. 11 with respect to sucH Replacement Airframe or Replacement Engine as Owner Participant reasonably requests;

         (d) furnish an opinion or opinions of Lessee's counsel (which may be Lessee's legal department) reasonably satisfactory to Owner Participant and addressed to Lessor, Owner Participant, and Mortgagee to the effect that (1) such full warranty bill of sale referred to in ss. 10.3.1(a) constitutes an effective instrumenT for the conveyance of title to the Replacement Airframe or Replacement Engine, and (2) in the case of a Replacement Airframe or of a Replacement Engine substituted under ss. 10.2.3 in the absence of an Event of Loss, (aa) Lessor and Mortgagee, as assignee of Lessor, will be entitled to the benefits of Section 1110 with respect to the Replacement Airframe, and (bb) as to the U.S. federal income tax consequences to Owner Participant of the replacement;

         (e) furnish an opinion of Lessee's aviation law counsel reasonably satisfactory to Owner Participant and addressed to Lessor, Owner Participant, and Mortgagee as to the due registration of any such Replacement Airframe and the due filing for recordation of each supplement to this Lease and each supplement to the Mortgage with respect to such Replacement Airframe or Replacement Engine under the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2);

         (f) with respect to the replacement of the Airframe and any Engine(s) installed thereon at the time of the Event of Loss, if requested by Owner Participant and at Lessee's expense, furnish a certified report of a qualified independent aircraft appraiser, such report and such appraiser to be reasonably satisfactory to Owner Participant, certifying that such Replacement Airframe and any such Replacement Engine complies with the current value, estimated residual value, utility, and remaining economic useful life requirements set forth in ss. 10.1.3(b); and

         (g) take such other actions and furnish such other certificates and documents as Lessor or Owner Participant may reasonably request in order that such Replacement Airframe or Replacement Engine be duly and properly titled in Lessor, leased hereunder and subjected to the Lien of the Trust Indenture to the same extent as initially required under the Operative Agreements with respect to the Airframe or Engine so replaced.

         Lessor and Lessee understand and agree that if, at the time of any replacement of the Airframe or any Engine(s) as contemplated in this ss. 10, the Airframe was registered in a jurisdiction other than the UniteD States, then the requirements set forth above in this ss. 10.3.1 relating to compliance with the requirements oF the Transportation Code or the FAA shall be deemed to refer to the comparable applicable Law of, and the Aviation Authority of, such other jurisdiction.

                           10.3.2           OTHER OBLIGATIONS

         (a) Lessor and Lessee agree that, when and after any Replacement Airframe becomes the Airframe hereunder, and when and after any Replacement Engine becomes an Engine hereunder, this Lease shall continue to be, and shall be treated as, a lease for U.S. federal income tax purposes of such Replacement Airframe and such Replacement Engine. Without limiting the foregoing, Lessee and Lessor intend that Lessor shall, in all events, be entitled to the benefits of
Section 1110 with respect to any Replacement Airframe or Replacement Engine, and Lessee and Lessor shall cooperate and take such action as the other may reasonably request so as to ensure that Lessor shall be entitled to such benefits.

         (b) No Event of Loss to an Engine, or to an Airframe, shall result in, or otherwise allow or permit (other than as provided in ss. 10.1.2(b)), any reduction, deferral, discharge, or other change in the timing oR amount of any Rent payable by Lessee hereunder, and (subject to such ss. 10.1.2(b)) Lessee shall pay all such RenT and other amounts as though such Event of Loss had not occurred.

         10.4              CONVEYANCE TO LESSEE

         Upon compliance by Lessee with the applicable terms of ss.ss. 10.1.3, 10.2, and 10.3.1, Lessor will transFer to Lessee the Airframe or Engine(s), as applicable, with respect to which such Event of Loss occurred, in accordance with ss. 4.5.

         10.5              APPLICATION OF PAYMENTS

         Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in ss. 11), received at any time by Lessor, Lessee, or any PermitteD Sublessee from any Government Entity or any other Person in respect of any Event of Loss will be paid over to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Lien of the Mortgage has been duly discharged, except with respect to Excluded Payments) to be held in accordance with ss. 4.5 and applied as follows:

                           10.5.1           REPLACEMENT OF AIRFRAME AND ENGINES

         If such amounts are received with respect to the Airframe or any Engine(s) installed thereon at the time of such Event of Loss, upon Lessee's compliance with the applicable terms of ss. 10.1.3 with respect to the EvenT of Loss for which such amounts are received, such amounts shall (subject to ss. 10.9) be paid over to, or retaineD by, Lessee.

                           10.5.2           LOSS OF ENGINE

         If such amounts are received with respect to an Engine (other than an Engine installed on the Airframe when the Airframe suffers an Event of Loss), upon Lessee's compliance with the applicable terms of ss. 10.2.2 witH respect to the Event of Loss for which such amounts are received, such amounts shall (subject to ss. 10.9) be paiD over to, or retained by, Lessee.

                           10.5.3           PAYMENT OF LOSS

         If such amounts are received, in whole or in part, with respect to the Airframe, and Lessee makes, has made or is deemed to have made the election set forth in ss. 10.1.2, such amounts shall be applied as follows:

         (a) FIRST, if the sum described in ss. 10.1.2 has not then been paid in full by Lessee, such amountS shall be paid to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Lien of the Mortgage has been duly discharged, except with respect to Excluded Payments) to the extent necessary to pay in full such sum; and

     (b) SECOND, the remainder, if any, shall (subject toss. 10.9) be paid to Lessee.

         10.6              REQUISITION OF AIRCRAFT FOR USE

         If any Government Entity requisitions the use of the Airframe and the Engines or engines installed thereon, and if the requisition does not constitute an Event of Loss, Lessee shall promptly notify Lessor and Mortgagee of such requisition, and all of Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred; PROVIDED, that, if the Airframe and Engines or engines installed thereon are not returned to Lessor by Lessee at the end of the Term or within 30 days thereafter, then Lessee shall be deemed to have made the election set forth in ss. 10.1.2 with the effect that Lessee shall be obligated to pay thE Stipulated Loss Value and all other amounts payable pursuant to ss. 10.1.2 with respect to the Aircraft as if aN Event of Loss had occurred as of the end of the Term. If such requisition does not constitute an Event of Loss, Lessee shall be obligated to return the Airframe and Engine(s) or engine(s) to Lessor pursuant to, and in all other respects to comply with the provisions of, ss. 5 promptly upon their return by such Government Entity, anD Lessee shall pay (or cause to be paid) to Lessor upon such return an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return, up to a maximum of 30 days, which payment may be made from any payments received by Lessor or Lessee from any Government Entity for the use of the Aircraft (notwithstanding any language to the contrary contained in ss. 10.8).

         10.7              REQUISITION OF AN ENGINE FOR USE

         If any Government Entity requisitions for use any Engine but not the Airframe, Lessee will replace such Engine by complying with ss. 10.2 and ss.
10.3 to the same extent as if an Event of Loss with respect to that EngIne had occurred, and any payments received by Lessor or Lessee from such Government Entity with respect to such requisition shall be paid or retained in accordance with ss. 10.5.2.

         10.8              APPLICATION OF PAYMENTS

         All payments received by Lessor or Lessee, or any Permitted Sublessee, from any Government Entity for the use of the Airframe and Engine(s) or engine(s) installed thereon during the Term shall be paid over to, or retained by, Lessee, and all payments received by Lessor or Lessee from any Government Entity for the use of the Airframe and Engine(s) or engine(s) installed thereon after the Term shall be paid over to, or retained by, Lessor; PROVIDED, that, if such requisition constitutes an Event of Loss, then all such payments shall be paid over to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Lien of the Mortgage has been discharged), and held as provided in ss. 10.5.

         10.9              APPLICATION OF PAYMENTS DURING DEFAULT

         Any amount described in this ss. 10 that is payable or creditable to, or retainable by, Lessee shall noT be paid or credited to, or retained by, Lessee if a Special Default or Lease Event of Default exists when such payment, credit, or retention would otherwise occur, but shall instead be held by or paid over to Lessor (or to Mortgagee if Mortgagee has not notified Lessee that the Mortgage has been discharged) as security for Lessee's obligations under this Lease and the other Lessee Operative Agreements, and shall be invested pursuant to ss. 4.4 hereof, unless and until such amount is applied, at the option of Lessor, or upon Lessee's written request to Lessor, from time to time during the existence of a Lease Event of Default, to Lessee's obligations under this Lease as and when due (any such application shall be made to such Lessee obligations as Lessor determines in its sole discretion). If and when no Special Default and no Lease Event of Default exists, such amount shall be paid to Lessee to the extent not previously applied in accordance with this ss. 10.9.

                                  11. INSURANCE

         11.1              LESSEE'S OBLIGATION TO INSURE

         Lessee shall comply with, or cause to be complied with, each of the provisions of Annex D, which provisions are hereby incorporated by this reference as if set forth in full herein.

         11.2              INSURANCE FOR OWN ACCOUNT

         Nothing in ss. 11 shall limit or prohibit (a) Lessee from maintaining the policies of insurance requireD under Annex D with higher limits than those specified in Annex D, or (b) Lessor, Mortgagee, or Owner Participant from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto); PROVIDED, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of or increase the cost of any insurance required to be obtained or maintained by Lessee pursuant to this ss. 11 and Annex D.

         11.3              INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE

         During the period of any Government Entity's requisition for use of the Aircraft or any Engine, Lessor, Mortgagee, and each Participant shall accept, in lieu of insurance against any risk with respect to the Aircraft described in Annex D, indemnification from, or insurance provided by, the U.S. Government, or upon Owner Participant's written consent, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Lessee (or any Permitted Sublessee) may continue to maintain, in accordance with this ss. 11, during the period of such requisition, shalL be at least equal to the amount of insurance against such risk otherwise required by this ss. 11.

         11.4              APPLICATION OF INSURANCE PROCEEDS

         As between Lessor and Lessee, all insurance proceeds received as a result of the occurrence of an Event of Loss to the Aircraft or any Engine under policies required to be maintained by Lessee pursuant to this ss. 11 will be applied in accordance with ss. 10.5. All proceeds of insurance required to be maintained by Lessee, iN accordance with ss. 11 and ss. B of Annex D, in respect of any property damage or loss not constituting an Event of Loss to the Aircraft, the Airframe, or any Engine will be applied to pay (or to reimburse Lessee) for repairs or for replacement property incorporated in accordance with ss. 8.1, and any balance remaining after such repairs oR replacement with respect to such damage or loss shall be paid over to, or retained by, Lessee.

         11.5              APPLICATION OF PAYMENTS DURING DEFAULT

         Any amount described in this ss. 11 that is payable or creditable to, or retainable by, Lessee shall noT be paid or credited to, or retained by, Lessee if a Special Default or Lease Event of Default exists when such payment, credit, or retention would otherwise occur, but shall instead be held by or paid over to Lessor (or to if Mortgagee has not notified Lessee that the Lien of the Mortgage has been discharged) as security for Lessee's obligations under this Lease, and shall be invested pursuant to ss. 4.4 unless and until such amount is applied, aT Lessor's option, or upon Lessee's written request to Lessor, from time to time during the existence of a Lease Event of Default, to Lessee's obligations under this Lease and the other Lessee Operative Agreements as and when due (any such application to be made to such obligations of Lessee as Lessor determines in its sole discretion). If and when no Special Default and Lease Event of Default exists, such amount shall be paid to Lessee to the extent not previously applied in accordance with this ss. 11.5.

                                 12. INSPECTION

         (a) At all reasonable times Lessor, Mortgagee, Owner Participant, or their authorized representatives (the "INSPECTING PARTIES") may (not more than once every 12 months by each such Person, unless a Lease Event of Default exists or during the last 12 months of the Base Term and any Renewal Term, then such inspection right shall not be so limited) inspect the Aircraft and the Aircraft Documents, and any such Inspecting Party may make copies of the Aircraft Documents not reasonably deemed confidential by Lessee or a Permitted Sublessee.

         (b) Any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection that may include going on board the Aircraft and visually examining the contents of any open panels, bays, or other components of the Airframe or Engines, but shall not include the opening of any unopened panels, bays, or other components of the Aircraft, and no such inspection shall interfere with Lessee's or any Permitted Sublessee's maintenance or operation of the Aircraft, the Airframe, or any Engine.

         (c) Lessor, Owner Participant and Mortgagee shall not have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.

         (d) Each Inspecting Party shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with ss. 12(a)), except following a Lease Event of Default, iN which case Lessee will bear the costs of inspection and pay the same on demand.

         (e) Upon Lessor's request, during the last 12 months of the Base Term and any Renewal Term, Lessee will give 10 Business Days' prior written notice to Lessor and Owner Participant of any scheduled maintenance checks, inspections, surveys, or repair visits. During such period, Owner Participant or its representative may attend any and all such maintenance checks, inspections, surveys, or repair visits.

                 13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE

         13.1              IN GENERAL

         This Lease and the other Lessee Operative Agreements shall bind and benefit Lessor and Lessee and their successors and permitted assigns. Except as otherwise expressly permitted by the terms of the Lease or any other Lessee Operative Agreement, Lessee will not, without the prior written consent of Owner Participant and Mortgagee, assign any of its rights under this Lease.

         13.2              MERGER OF LESSEE

                           13.2.1           IN GENERAL

         Lessee shall not consolidate with or merge into any other Person under circumstances in which Lessee is not the surviving corporation, or convey, transfer, or lease in one or more transactions all or substantially all of its assets to any other Person, unless:

     (a) such Person is organized, existing, and in good standing under the Laws of the United States, any state of the United States, or the District Columbia, and, upon consummation of such transaction, such Person will be a U.S. Air Carrier;

     (b) such Person executes and delivers to Lessor, Owner Participant and Mortgagee a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Participant, containing an effective assumption by such Person of the due and punctual performance and observance of each covenant, agreement, and condition in the Lessee Operative Agreements to be performed or observed by Lessee;

     (c) such Person makes such filings and recordings with the FAA pursuant to the Transportation Code as shall be necessary to evidence such consolidation or merger;

         (d) Lessee furnishes Lessor and Owner Participant an opinion of counsel reasonably satisfactory to Owner Participant (and, while the Policy is in effect, reasonably satisfactory to Policy Provider) to the effect that such consolidation or merger has satisfied at the closing of such consolidation or merger items (a), (b) and (c) above;

     (e) immediately after giving effect to such consolidation or merger, no Special Default or Lease Event of Default exists;

     (f) unless Owner Participant otherwise consents, immediately after giving effect to such consolidation or merger, such Person will have a tangible net worth of at least the lesser of (i) 100% of Lessee's tangible net worth immediately prior to such consolidation or merger, and (ii) the greater of (aa) the tangible net worth of Lessee as of March 31, 2000, and (bb) 65% of Lessee's tangible net worth immediately prior to such consolidation or merger; and

     (g) upon such consolidation or merger becoming effective, Lessor will enjoy the same degree of protection under Section 1110 with respect to the Aircraft as Lessor enjoyed prior to such merger.

                           13.2.2           EFFECT OF MERGER

         Upon any such consolidation or merger of Lessee with or into, or the conveyance, transfer, or lease by Lessee of all or substantially all of its assets to, any Person in accordance with this ss. 13.2, such Person wilL succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Lessee Operative Agreements with the same effect as if such Person had been named as "Lessee" therein. No such consolidation, merger, conveyance, transfer, or lease shall have the effect of releasing Lessee or such Person from any of Lessee's obligations, liabilities, covenants, or undertakings under the Lessee Operative Agreements.

         13.3              ASSIGNMENT AS SECURITY FOR LESSOR'S OBLIGATIONS

         In order to secure the indebtedness evidenced by the Equipment Notes, Lessor agrees in the Mortgage to assign this Lease to Mortgagee and to mortgage the Aircraft to Mortgagee, subject to the reservations and conditions therein set forth. Lessee hereby accepts and consents to the assignment of Lessor's right, title, and interest in and to this Lease pursuant to the terms of the Mortgage. In accordance with ss. 3.3(c), Lessee agreeS to pay directly to Mortgagee (or, after receipt by Lessee of notice from Mortgagee of the discharge of the Lien of the Mortgage, to Lessor), all amounts of Rent (other than Excluded Payments) due or to become due hereunder and assigned to Mortgagee, and Lessee agrees that Mortgagee's right to such payments hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including the circumstances set forth in ss. 16 hereof. Notwithstanding the foregoing assignment of this Lease, Lessee's obligations to Lessor to perform the terms and conditions of this Lease shall remain in full force and effect.

         13.4              SUCCESSOR OWNER TRUSTEE

         If any successor is appointed to serve as Owner Trustee pursuant to the terms of the Participation Agreement and the Trust Agreement, such successor shall, upon written notice by such successor to Lessee, succeed to all the rights, powers, and title of Lessor hereunder, and shall be deemed to be "Lessor" and the owner of the Aircraft and the other assets of the Trust Estate for all purposes hereof, without the need for any consent or approval by Lessee and without in any way altering the terms of this Lease or Lessee's obligations hereunder. An appointment and designation of a successor as Owner Trustee shall not exhaust the right to appoint and designate further successors or additional trustees as Owner Trustees pursuant to the Participation Agreement and the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

                           14. LEASE EVENTS OF DEFAULT

         The existence of any one or more of the following circumstances, conditions, acts, or events, for any reason whatsoever and whether any such circumstance, condition, act, or event is voluntary or involuntary or comes about or is effected by operation of Law or pursuant to or in compliance with any judgment, decree, order, rule, or regulation of any Government Entity, shall constitute a Lease Event of Default so long as it shall not have been remedied:

         14.1              PAYMENTS

         Lessee fails to pay any amount of Basic Rent, Stipulated Loss Value, or Termination Value within five Business Days after it becomes due; or Lessee fails to pay any Supplemental Rent (other than Stipulated Loss Value or Termination Value) when due and such failure continues for a period in excess of ten Business Days from and after the date of any written notice to Lessee from Lessor of the failure to make such payment when due; PROVIDED, that any such failure to pay any Excluded Payment shall not constitute a Lease Event of Default until Owner Participant gives written notice to Lessee and Mortgagee that such failure constitutes a Lease Event of Default and such failure has continued for a period in excess of ten Business Days after such notice.

         14.2              INSURANCE

         Lessee fails to carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Aircraft in accordance with the provisions of ss. 11.

         14.3              OTHER COVENANTS

         Lessee fails to observe or perform (or cause to be observed and performed) in any material respect any other covenant, agreement, or obligation of Lessee in any Lessee Operative Agreement (other than those contained in the Tax Indemnity Agreement), and such failure continues unremedied for a period of 30 days from and after the date of written notice thereof to Lessee (or the Guarantor, as the case may be) from Lessor, Owner Participant, or Mortgagee, unless such failure is capable of being corrected and Lessee is diligently proceeding to correct such failure, and such failure poses no imminent and material risk of Lessor, Owner Participant, or Mortgagee losing their respective interests in the Aircraft, in which case there shall be no Lease Event of Default unless and until such failure continues unremedied for a period of 270 days after receipt of such notice; PROVIDED, that in all events Lessee must remedy such failures within 90 days of Lessee's obtaining access to the Aircraft.

         14.4              REPRESENTATIONS AND WARRANTIES

         Any representation or warranty made by Lessee in any Lessee Operative Agreement (other than Lessee's representations and warranties in the Tax Indemnity Agreement) (a) proves to have been untrue or inaccurate in any material respect as of the date made, (b) is material at the time in question, and (c) remains uncured (to the extent of the adverse impact of such incorrectness on the interest of the Participants or Lessor) for a period in excess of 30 days from and after the date of written notice thereof from Lessor, Owner Participant, or Mortgagee to Lessee (or Guarantor, as the case may be); provided that clause (c) above will not apply to Lessee's representations as to the financial condition of Lessee.

         14.5              BANKRUPTCY AND INSOLVENCY

         (a) Lessee or Guarantor consents to the appointment of or the taking of possession by a receiver, trustee, or liquidator of itself or of substantially all of its property, or Lessee or Guarantor admits in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or makes a general assignment for the benefit of creditors, or Lessee or Guarantor files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time), or Lessee or Guarantor seeks relief by voluntary petition, answer, or consent under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time); or

         (b) an order, judgment, or decree is entered by any court of competent jurisdiction appointing, without Lessee's or Guarantor's consent, a receiver, trustee, or liquidator of Lessee or Guarantor or of substantially all of the property of Lessee or Guarantor, or substantially all of Lessee's or Guarantor's property is sequestered, and any such order, judgment, or decree of appointment or sequestration remains in force undismissed, unstayed, and unvacated for a period of 90 days after the date of entry thereof; or

         (c) a petition against Lessee or Guarantor in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations that applies to Lessee or Guarantor, any court of competent jurisdiction assumes jurisdiction, custody, or control of Lessee or Guarantor or of substantially all of its property, and such jurisdiction, custody or control remains in force unrelinquished, unstayed, and unterminated for a period of 90 days.

         14.6     REPUDIATION OR INVALIDITY OF GUARANTEE

         Either (a) Guarantor repudiates its obligations, in whole or in part, under the Guarantee; or (b) the Guarantee ceases to be in full effect, is determined to be invalid, or becomes unenforceable for any reason.

                            15. REMEDIES AND WAIVERS

         15.1              REMEDIES

         If any Lease Event of Default exists, Lessor may, at its option and at any time and from time to time, exercise any one or more of the following remedies as Lessor in its sole discretion shall elect:

                           15.1.1           RETURN AND REPOSSESSION

         Lessor may cause Lessee, upon giving written notice to Lessee, to return promptly, and Lessee shall return promptly, the Airframe and Engines as Lessor shall so demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with, all the provisions of ss. 5, as if the Airframe or EnginE were being returned at the end of the Term or Lessor, at its option, may enter upon the premises where the Airframe or any Engine, or any Part thereof, is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise.

                           15.1.2           SALE AND USE

         Lessor may sell the Airframe or any Engine at public or private sale, at such time(s) and place(s), and to such Person(s) (including Mortgagee or any Participant), as Lessor determines; or Lessor may otherwise dispose of, hold, use, operate, lease to others, or keep idle the Airframe or any Engine, as Lessor, in its sole discretion, shall determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except as hereinafter set forth in this ss. 15, and except to the extent that such proceeds would constitute, under applicable Law, a mitigation oF Lessor's damages suffered or incurred as a result of the subject Lease Event of Default. Lessor shall give to Lessee at least 15 days' prior written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale.

                           15.1.3           CERTAIN LIQUIDATED DAMAGES

         Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under ss. 15.1.1 or ss. 15.1.2 with respect to the Airframe or any Engine, or any Part thereof, Lessor, by writTen notice to Lessee specifying a payment date (which shall be the first Stipulated Loss Value Date occurring not less than 10 days after the date of such notice), may demand that Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date so specified and in the manner and in funds of the type specified in ss. 3.3, aS liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent (as applicable) for the Aircraft in respect of all periods commencing on or after the date specified for payment in such notice), the following amounts:

     (a) all unpaid Basic Rent due at any time before the Stipulated Loss Value Date specified in such notice; plus

     (b) whichever of the following amounts Lessor, in its sole discretion specifies in such notice:

                  (1) an amount equal to the excess (if any) of the present value, computed as of the Stipulated Loss Value Date specified in such notice, discounted to such date at a rate equal to the Debt Rate, compounded quarterly, of all unpaid Basic Rent during the then-remaining portion of the Base Term (or, if a Renewal Term has commenced, of all unpaid Basic Rent during the remaining portion of such Renewal Term) over the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value to present value (at a rate per annum equal to the Debt Rate, compounded quarterly) as of the Stipulated Loss Value Date specified in such notice, or

                  (2) an amount equal to the excess (if any) of the Stipulated Loss Value for the Aircraft, computed as of the Stipulated Loss Value Date specified in such notice, over the Fair Market Sales Value of the Aircraft, as of the Stipulated Loss Value Date specified in such notice; plus

         (c) interest on the amounts specified in the foregoing clause (a) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

         (d) interest on the amount  specified in the foregoing clause (b)(1) or
(b)(2), according to Lessor's election, at the Past-Due Rate from and including the Stipulated Loss Value Date specified in such notice to the date of payment of such amount.

                           15.1.4           LIQUIDATED DAMAGES UPON SALE

         If, pursuant to ss. 15.1.2 or applicable Law, Lessor has sold the Airframe or any Engine, then, in lieu oF exercising its rights under ss. 15.1.3 with respect to the Aircraft, the Airframe, or any Engine (as applicable), Lessor may, if Lessor so elects, upon giving written notice to Lessee, demand that Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale and in the manner and in funds of the type specified in ss. 3.3, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for thE Aircraft in respect of all periods commencing on or after the date of such sale), the following amounts:

     (a) all unpaid Basic Rent due at any time before the Stipulated Loss Value Date on or immediately preceding the date of such sale; plus

     (b) an amount equal to the excess, if any, of (1) the Stipulated Loss Value of the Aircraft, computed as of the Stipulated Loss Value Date referred to in the foregoing clause (a), over (2) the proceeds of such sale; plus

     (c) if the date of such sale is not a Stipulated Loss Value Date, an amount equal to interest, at the rate per annum equal to the SLV Rate, on the amount of Stipulated Loss Value referred to in clause (b)(1) above, from and including the Stipulated Loss Value Date referred to in the foregoing clause (a) to the date of such sale; plus

     (d) all brokerage and other out-of-pocket fees and expenses incurred by Lessor, Mortgagee, and any Participant in connection with such sale; plus

     (e) interest on the amounts specified in the foregoing clause (a) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

     (f) interest on the sum of the amounts  specified in the foregoing  clauses
(b), (d) and (e) at the Past-Due Rate from and including the date of such sale to the date of payment of such amounts.

                           15.1.5           RESCISSION

         Lessor may (a) at its option, rescind or terminate this Lease as to the Aircraft, the Airframe, or any Engine, or any Part thereof, or (b) exercise any other right or remedy that may be available to it under applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                           15.1.6           OTHER REMEDIES

         In addition to the foregoing remedies (but without duplication of amounts otherwise paid under this ss. 15), Lessee shall be liable for any and all unpaid Rent due hereunder before, during, or after (except aS otherwise provided herein) the exercise of any of the foregoing remedies and for all reasonable attorneys' fees and other costs and expenses of Lessor, Mortgagee, Owner Participant, and the Note Holders, including interest on overdue Rent at the rate as herein provided, incurred by reason of the existence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the terms of ss. 5, or in placing thE Airframe or any Engine in the condition and airworthiness required by ss. 5.

         15.2              LIMITATIONS UNDER CRAF

         Notwithstanding the provisions of ss. 15.1, during any period that the Aircraft, the Airframe, or anY Engine is subject to CRAF in accordance with the provisions of ss. 7.2.3 and in the possession of the U.S. Government, Lessor shall not, as a result of any Lease Event of Default, exercise its remedies hereunder in such manner as to limit Lessee's control under this Lease (or any Permitted Sublessee's control under any Permitted Sublease) of the Aircraft, the Airframe, or such Engine, unless Lessor or Mortgagee gives at least 30 days' (or such other period as may then apply under CRAF) written notice of default hereunder by registered or certified mail to Lessee (and any Permitted
Sublessee) with a copy to the Contracting Officer Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given under the contract governing Lessee's (or any Permitted Sublessee's) participation in CRAF with respect to the Aircraft, the Airframe, or any Engine.

         15.3              RIGHT TO PERFORM FOR LESSEE

         If Lessee (a) fails to make any payment of Rent required to be made by it hereunder or (b) fails to perform or comply with any of its agreements contained herein and such failure under this clause (b) continues for a period of 30 days after the earlier of Lessor, Owner Participant, or Mortgagee giving written notice thereof to Lessee, or (c) fails to maintain the insurance required hereunder and such failure under this clause (c) continues for 10 days after such notice, then Lessor, Owner Participant, or Mortgagee may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor, Owner Participant, or Mortgagee incurred in connection with such payment or the performance of or compliance with such agreement (as applicable), together with interest thereon at the Past-Due Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand by Lessor, Owner Participant, or Mortgagee, whichever is entitled thereto. No such payment, performance, or compliance shall be deemed to waive any Lease Default or otherwise relieve Lessee of its obligations with respect thereto.

     15.4 DETERMINATION OF FAIR MARKET RENTAL VALUE AND FAIR MARKET SALES VALUE

         For the purpose of this ss. 15, the Fair Market Rental Value or the Fair Market Sales Value of thE Aircraft, the Airframe, or any Engine shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of such an aircraft, airframe, or engine. Any such determination shall be made by an Appraiser selected by Lessor, and the costs and expenses associated therewith shall be borne by Lessee; PROVIDED, that, if Lessor does not obtain possession of the Aircraft pursuant to this ss. 15, an AppraiseR shall not be appointed, and Fair Market Rental Value and Fair Market Sales Value for purposes of this ss. 15 shalL be zero.

         15.5              REMEDIES CUMULATIVE

         Nothing contained in this Lease shall be construed to limit in any way any right, power, remedy, or privilege of Lessor hereunder or under any other Operative Agreement or now or hereafter existing at law or in equity. Each and every right, power, remedy, and privilege hereby given to, or retained by, Lessor in this Lease shall be in addition to and not in limitation of every other right, power, remedy, and privilege given under the Operative Agreements or now or hereafter existing at law or in equity. Each and every right, power, remedy, and privilege of Lessor under this Lease and any other Operative Agreement may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such rights, powers, remedies, and privileges shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other. Lessee hereby waives to the extent permitted by applicable Law any right which it may have to require Lessor to choose or elect remedies.

             16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC.

         (a) Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional, and shall not be affected by any event or circumstance, including: (1) any setoff, counterclaim, recoupment, defense, or other right that Lessee may have against Lessor, Mortgagee, any Participant, any Note Holder, or any other Person for any reason whatsoever; (2) any defect in the title, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, the Airframe, or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (3) any insolvency, bankruptcy, reorganization, or similar proceedings by or against Lessee or any other Person; or (4) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

         (b) If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Lessee nonetheless agrees to pay an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Lessee hereby waives, to the extent permitted by applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit, or surrender this Lease, except in accordance with the express terms hereof.

         (c) Nothing set forth in this ss. 16 shall be construed to prohibit Lessee from separately pursuinG any claim that it may have from time to time against Lessor or any other Person with respect to any matter (other than the absolute and unconditional nature of Lessee's obligations hereunder to pay Rent, and other than the matters specified in paragraphs (a) and (b) above).

                        17. RENEWAL AND PURCHASE OPTIONS

         17.1              NOTICES GENERALLY

         (a) Unless otherwise provided by this ss. 17, at least 270 days and no more than 365 days before thE Scheduled Expiration Date for the Base Term or then-current Renewal Term, Lessee may provide irrevocable written notice to Lessor (a "PRELIMINARY NOTICE"), with a copy of such notice to Owner Participant, that Lessee intends to exercise the option either to extend the leasing of the Aircraft for a Renewal Term pursuant to ss. 17.2 or tO purchase the Aircraft on the Scheduled Expiration Date pursuant to ss. 17.3.

         (b) If Lessee gives a Preliminary Notice, then Lessee shall provide a further notice, at least 30 days before the following Scheduled Expiration Date, specifying which option it intends to elect, pursuant to ss. 17.2.1 or ss.
17.3.1 (as applicable). If Lessee fails to give such further notice at least 30 days before sUch Scheduled Expiration Date, Lessee shall be deemed to have elected its option to purchase the Aircraft pursuant to ss. 17.3.1.

         17.2              RENEWAL OPTIONS

                           17.2.1           RENEWAL NOTICE

     (a) If Lessee has given a Preliminary Notice, as specified in ss. 17.1, and subject to the terms anD conditions of this ss. 17.2, Lessee may exercise its option to extend the leasing of the Aircraft hereunder untiL the following Scheduled Expiration Date, on the same terms (except as contemplated by this ss.
17) as in the LesseE Operative Agreements with respect to the Base Term, by delivering a notice (a "RENEWAL NOTICE") to Lessor not less than 30 days before the Scheduled Expiration Date.

     (b) Notwithstanding anything to the contrary in any Operative Agreement:

                  (1) No Preliminary Notice or Renewal Notice shall be binding on Lessor or oblige Lessor to extend the leasing of the Aircraft hereunder for a Renewal Term if any Special Default or Lease Event of Default exists on and as of the date that such Renewal Term would otherwise commence.

                  (2) A Renewal Notice shall be revocable by Lessee until 10 Business Days after the Renewal Rent is determined in accordance with ss. 17.2.2, and unless revoked by written notice by Lessee to LessoR shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to extend the leasing of the Aircraft hereunder for the Renewal Term to which such Renewal Notice relates. If Lessee revokes a Renewal Notice as indicated above, Lessee will be deemed to have irrevocably elected its option to purchase the Aircraft pursuant to ss. 17.3.1.

                  (3) Lessee shall not be entitled to give any Renewal Notice if it (aa) has not delivered a Preliminary Notice to Lessor, (bb) has delivered a Purchase Notice to Lessor, or (cc) has previously delivered four Renewal Notices to Lessor.

                           17.2.2           RENEWAL RENT

         (a) During each Renewal Term, Lessee shall pay to Lessor on each Payment Date, in the manner and in the funds of the type specified in ss. 3.3, Renewal Rent in arrears.

         (b) The Renewal Rent payable by Lessee on each Payment Date during each Renewal Term shall be the Fixed Rate (or, if less, the Applicable Percentage of the Fair Market Rental Value). Any such Fair Market Rental Value shall be determined not more than 120 days and not less than 100 days before the first day of such Renewal Term by mutual agreement of Lessor and Lessee or, if they do not agree, by an appraisal in accordance with ss. 17.4.

     17.2.3 STIPULATED LOSS AND TERMINATION VALUES

         (a) For any Renewal Term, Stipulated Loss Value Dates and Termination Value Dates shall be extended throughout such Renewal Term on the same days and for the same months as during the Base Term.

         (b) Stipulated Loss Value and Termination Value amounts that are payable during any such Renewal Term shall be determined at the same time that the Renewal Rent for such Renewal Term is determined under ss. 17.2.2. Stipulated Loss Values and Termination Values for any such Renewal Term shall, commencing on the firsT day of such Renewal Term, be equal to the Fair Market Sales Value of the Aircraft on such day, and shall decline ratably on a monthly basis to the salvage value of the Aircraft as of the last day of its remaining useful life.

         (c) For purposes of calculating Stipulated Loss Value and Termination Value amounts applicable during any Renewal Term, the "salvage value" and "useful life" shall be determined by mutual agreement of Lessor and Lessee, or, if they do not agree, by an appraisal in accordance with ss. 17.4.

         17.3              PURCHASE OPTIONS

                           17.3.1           PURCHASE NOTICE

         (a) Provided that at the time of such election no Special Default or Lease Event of Default exists, Lessee may, subject to ss. 17.1 and this ss. 17.3, elect to purchase the Aircraft: (1) on the EBO Date as shown on Schedule 5 at the price indicated thereon; (2) on any Purchase Date, at a purchase price equal to the Fair Market Sales Value of the Aircraft computed as of the Purchase Date; or (3) (aa) on any Payment Date occurring after the Tax Attribute Period, if a Burdensome Indemnity Payment not waived by Owner Participant shall become due and owing, if Lessee did not cause such indemnity with the intent of permitting such purchase and if such purchase would eliminate such indemnity on a future basis, or (bb) on any Payment Date after the EBO Date, if Lessee has committed to (but not commenced) a Significant Expenditure, then (whether as to clause (aa) or (bb)) at a purchase price equal to the greater of (x) the Fair Market Sales Value of the Aircraft computed as of such Payment Date (not including any portion of the Fair Market Sales Value of the Aircraft attributable to any Significant Expenditure) and (y) the Termination Value for the Aircraft computed as of such Payment Date.

         (b) Lessee may exercise such option to purchase the Aircraft, by delivery of a written notice (a "PURCHASE NOTICE") to Lessor (with a copy of such Purchase Notice to Owner Participant) not less than 60 days and no more than 365 days before the EBO Date (for a purchase under ss. 17.3.1(a)(1)), not less than 30 days and nO more than 365 days before the Purchase Date (for a purchase under ss. 17.3.1(a)(2)), and not less than 120 days anD no more than 365 days before the Payment Date specified in such Purchase Notice (for a voluntary termination purchase under ss. 17.3.1(a)(3)).

     (c) Notwithstanding anything to the contrary in any Operative Agreement:

                  (1) Any Purchase Notice delivered or deemed to have been delivered pursuant to ss. 17.3.1(a)(1) or (2) shall be irrevocable and shall constitute an unconditional obligation of Lessee tO purchase the Aircraft under this ss. 17.3; and any Purchase Notice delivered pursuant to ss. 17.3.1(a)(3), shall be revocable until 10 Business Days after the determination of the Fair Market Sales Value in accordance with ss. 17.3.2, and unless so revoked by written notice by Lessee to Lessor (with a copy tO Owner Participant) shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to purchase the Aircraft under this ss. 17.3.

     (2) Lessee shall not be entitled to give any Purchase Notice pursuant toss. 17.3.1(a)(2) if it has not delivered a Preliminary Notice.

     17.3.2 DETERMINATION OF FAIR MARKET SALES VALUE

         The Fair Market Sales Value of the Aircraft shall be determined not more than 120 days and not less than 100 days before the applicable Purchase Date or Payment Date by mutual agreement of Lessor and Lessee, or, if they shall be unable to agree, by an appraisal in accordance with ss. 17.4.

                           17.3.3   PAYMENTS BY LESSEE

         (a) If Lessee elects to purchase the Aircraft pursuant to clause (1) of ss. 17.3.1(a), then on thE EBO Date Lessee shall pay to Lessor in immediately available funds:

         (1)      all unpaid Basic Rent due before the EBO Date; plus

         (2)      the EBO Price; plus

         (3)      all  Supplemental  Rent  then due  (including  any  Make-Whole
                  Amount then due), and any sales or transfer tax then due in connection with such purchase.

         (b) If Lessee elects to purchase the Aircraft pursuant to clause (2) of ss. 17.3.1(a), then on thE applicable Purchase Date Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due on or before such Purchase Date; plus

     (2) the applicable purchase price for the Aircraft; plus

     (3) all Supplemental Rent then due, and any sales or transfer tax then due in connection with such purchase.

     (c) If Lessee elects to purchase the Aircraft pursuant to clause (3) of ss. 17.3.1(a), then on thE Payment Date on which Lessee elects to purchase the Aircraft, Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due on or before such Payment Date; plus

     (2) the purchase price of the Aircraft pursuant to such clause (3); plus

     (3) all Supplemental Rent then due (including any Make-Whole Amount then due), and any sales or transfer tax then due in connection with such purchase.

                           17.3.4           TITLE

         Upon full and final payment by Lessee of (a) the applicable amount payable under ss. 17.3.3, (b) on aN after-tax basis, all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by Lessor, each Participant, and Mortgagee in connection with such purchase and invoiced to Lessee prior thereto, and (c) all other amounts then due and payable by Lessee under the Operative Agreements, Lessor will transfer to Lessee title to the Aircraft in accordance with ss. 4.5.

                           17.3.5           INSTALLMENT EBO PURCHASE

         Lessee and Lessor acknowledge that at Lessee's election the EBO Price may be payable in installments as provided in Schedule 5. Lessor and Lessee agree that if Lessee elects to purchase the Aircraft pursuant to ss. 17.3.1(a)(1) and elects to pay the EBO Price in installments, Lessee agrees to provide security to Lessor tO secure the unpaid balance of the EBO Price, which security shall be required to be in an amount and otherwise in form and substance reasonably satisfactory to Lessor and Owner Participant. Subject to the foregoing, upon payment of the initial installment of the EBO Price as set forth in Schedule 5 [with such payment being sufficient to pay all amounts referenced in ss. 2.10(b) of the Mortgage] together with all amounts otherwisE payable pursuant to ss. 17.3.3(a) and ss. 17.3.4, Lessor will transfer title to the Aircraft in accordance with ss. 4.5.

                           17.3.6           ASSUMPTION OF EQUIPMENT NOTES

         Lessor and Lessee agree that, if Lessee elects to purchase the Aircraft pursuant to ss. 17.3.1(a)(3) oF this Lease, Lessee may elect to assume the Equipment Notes pursuant to ss. 2.14 of the Mortgage and ss. 11.6 of The Participation Agreement.

         17.4              APPRAISALS

         Whenever Fair Market Rental Value or Fair Market Sales Value of the Aircraft is required to be determined by an appraisal under this ss. 17, Lessee and Lessor shall appoint a mutually-satisfactory Appraiser tO conduct such appraisal. If Lessee and Lessor fail to agree upon a satisfactory Appraiser, then each shall promptly appoint a separate Appraiser, and such Appraisers shall jointly determine such amount. If either Lessee or Lessor does not so appoint an Appraiser, the determination of the single Appraiser appointed shall be final. If two Appraisers are appointed and within seven days after the appointment of the latter of such two Appraisers, they do not agree upon such amount, such two Appraisers shall, within eight days after such latter appointment, appoint a third Appraiser, and such amount shall be determined by such three Appraisers, who shall make their separate appraisals within seven days following the appointment of the third Appraiser, and any determination so made shall be conclusive and binding upon Lessor and Lessee. If no such third Appraiser is appointed within such eight-day period, either Lessor or Lessee may apply to the American Arbitration Association to make such appointment, and both parties shall be bound by such appointment. The foregoing appraisal procedure shall in any event be completed no less than 125 days before the end of the Base Term or any Renewal Term (unless such procedure is undertaken in connection with ss. 15 or ss. 17.3.1(a), in which case it shall be completed promptlY). If three Appraisers are appointed and the difference between the determination which is further from the middle determination and the middle determination is more than 125% of the difference between the middle determination and the third determination, then such further determination shall be excluded, the remaining two determinations shall be averaged, and such average shall be final and binding upon Lessor and Lessee. Otherwise, the average of all three determinations shall be final and binding upon Lessor and Lessee. The fees and expenses of all such Appraisers and such appraisal procedure shall be borne equally by Lessee and Lessor.

                                18. MISCELLANEOUS

         18.1              AMENDMENTS

         No provision of this Lease may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Lease that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by Lessor and Lessee. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Lease shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in an agreement, document, or instrument in writing and signed by Lessor and Lessee.

         18.2              SEVERABILITY

         If any provision hereof shall be held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction, and (b) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal, or unenforceable may be waived, Lessor and Lessee hereby waive such Law to the full extent permitted, to the end that this Lease shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

         18.3              THIRD-PARTY BENEFICIARY

         This Lease is not intended to provide, and shall not provide, any Person not a party hereto (other than Mortgagee, the Participants, the Mortgage Indemnitees, and the Persons referred to in ss. 4.6) with any rights oF any nature whatsoever against either of the parties hereto, and no Person not a party hereto (other than Mortgagee, the Participants, the Mortgage Indemnitees, and the Persons referred to in ss. 4.6) shall have anY right, power, or privilege in respect of this Lease, or have any benefit or interest arising out of this Lease.

         18.4              REPRODUCTION OF DOCUMENTS

         This Lease (including all annexes, schedules, and exhibits hereto) and all agreements, instruments, and documents relating hereto, including (a) consents, waivers, and modifications that may hereafter be executed, and (b) financial statements, certificates, and other information previously or hereafter furnished to any party hereto, may be reproduced by such party by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process, and such party may destroy any original documents so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business), and any enlargement, facsimile, or further reproduction of such reproduction likewise is admissible in evidence.

         18.5              COUNTERPARTS

         This Lease and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. The single fully-executed original of this Lease marked "Original" on the signature page hereof is the original for chattel paper purposes, and all other counterparts are duplicates for chattel paper purposes and are marked "duplicate" on the signature page hereof. No security interest in this Lease may be perfected by the possession of any counterpart other than the "Original".

         18.6              NOTICES

         Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, and other communications required or permitted to be made, given, furnished, or filed hereunder shall be made, given, furnished, or filed, and shall become effective, in the manner prescribed in ss. 15.7 of the Participation Agreement.

         18.7              GOVERNING LAW

         THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE. THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK.

         18.8              NO WAIVER

         No failure on the part of Lessor to exercise, and no delay by Lessor in exercising, any of its rights, powers, remedies, or privileges under this Lease or provided at Law, in equity or otherwise shall impair, prejudice, or constitute a waiver of any such right, power, remedy, or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof by Lessor or the exercise of any other right, power, remedy, or privilege by Lessor. No notice to or demand on Lessee in any case shall, unless otherwise required under this Lease, entitle Lessee to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lessor to any other or further action in any circumstances without notice or demand.

         18.9              ENTIRE AGREEMENT

         This Lease, together with the other Operative Agreements, on and as of the date hereof constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are hereby superseded in their entirety.

              [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Agreement N___AT.



                      FIRST SECURITY BANK, NATIONAL
                      ASSOCIATION,   NOT  IN  ITS
INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS TRUSTEE UNDER THE TRUST AGREEMENT, as Lessor



                  By:
                      ----------------------------------------------------------
                        Name:
                        Title:



                  AMERICAN TRANS AIR, INC., as Lessee



                  By:
                      ----------------------------------------------------------
                        Name:
                        Title:



     [This is the ORIGINAL  counterpart of the Lease for chattel paper purposes,
and  the  receipt  hereof  is   acknowledged   by  X  ,  --  [print],   [title],
WILMINGTON TRUST COMPANY.

                                                            [or]

              [This is a DUPLICATE executed counterpart, and is NOT the original counterpart, of the Lease, for chattel paper purposes.]

                              AIRCRAFT DESCRIPTION



The Aircraft is a Boeing model 737-800 aircraft, consisting of (1) an airframe bearing FAA registration no. N___AT and manufacturer's serial no. __________,
(2) two CFM International model CFM56-7 engines (each of which has 750 or more rated takeoff horsepower or its equivalent), bearing manufacturer's serial nos. __________ and __________, and (3) all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property incorporated in such airframe and engines.

                       RETURN ACCEPTANCE SUPPLEMENT N___AT



         This Supplement, dated __________, ____, is entered into between First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under Trust Agreement N___AT, dated as of __________________, ____, with the Owner Participant named therein (such Owner Trustee, in its capacity as trustee, being referred to as "LESSOR"), and American Trans Air, Inc. ("Lessee"), an Indiana corporation.

         Lessor and Lessee have entered into Lease Agreement N___AT (the "LEASE"), dated as of [_____________, ____], relating to the Boeing model 737-800 aircraft described below. Terms defined in the Lease have the same meanings when used in this Supplement.

         Lessor and Lessee hereby agree as follows:

         1. Lessor and Lessee are executing this Return Acceptance Supplement to confirm that, on the date hereof, Lessee returned the following Airframe and Engines to Lessor:

     Airframe:   U.S.   registration  no.  N___AT;   manufacturer's  serial  no.
__________; and

     Engines: two CFM International engines, bearing manufacturer's serial nos. __________ and ----------. 2. This Return Acceptance Supplement is being delivered in _____________________.

     3. Lessor and Lessee agree that the Lease is terminated, except for the provisions thereof that expressly survive termination.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Return Acceptance Supplement N___AT.



                                                   FIRST SECURITY BANK, NATIONAL
                                                    ASSOCIATION,   NOT  IN  ITS
INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, BUT SOLELY AS TRUSTEE UNDER THE TRUST AGREEMENT, as Lessor



              By:
                  ----------------------------------------------------------
                    Name:
                    Title:



              AMERICAN TRANS AIR, INC., as Lessee



              By:
                  ----------------------------------------------------------
                    Name:
                    Title:

                                  CERTAIN TERMS



             DEFINED TERM                  DEFINITION

Commencement Date                      __________, 200_

Fixed Rate                             $__________ per quarterly Payment Date
                                       [60% OF AVERAGE BASIC RENT DURING THE
                                       BASE TERM]

Minimum Liability Insurance Amount     (CONFIDENTIAL MATERIAL OMITTED)

Past-Due Rate                          (CONFIDENTIAL MATERIAL OMITTED)

Scheduled                              Expiration Date
                                       (a)   for   the
                                       Base Term,  the
                                       20th
                                       anniversary  of
                                       the    Delivery
                                       Date,  and  (b)
                                       for  a  Renewal
                                       Term,  the  day
                                       before      the
                                       first
                                       anniversary  of
                                       the  first  day
                                       of that Renewal
                                       Term

Similar Aircraft                       Boeing model 737-800 aircraft (other than
                                       the Aircraft)

SLV Rate                               (CONFIDENTIAL MATERIAL OMITTED)

Threshold Amount                       (CONFIDENTIAL MATERIAL OMITTED)

                               BASIC RENT PAYMENTS



                                                                PERCENTAGE OF
                  PAYMENT DATE                                   LESSOR'S COST

                             BASIC RENT ALLOCATIONS

          FROM (BUT                                               ALLOCATION OF
       NOT INCLUDING)              THROUGH                          BASIC RENT



--------------------------------------------------------------------------------

                              STIPULATED LOSS VALUE



     STIPULATED        STIPULATED      PREPAID BASIC          DEFERRED BASIC
   LOSS VALUE DATE     LOSS VALUE       RENT AMOUNT            RENT AMOUNT

--------------------------------------------------------------------------------



                                TERMINATION VALUE




    TERMINATION       TERMINATION VALUE       PREPAID BASIC       DEFERRED BASIC
    VALUE DATE                                 RENT AMOUNT        RENT AMOUNT

--------------------------------------------------------------------------------

                               EBO PRICE SCHEDULE





                    Unadjusted                                    Adjusted EBO
                     EBO Price           Rent Adjustment             Amount
                  (Percentage of         (Percentage of          (Percentage of
   EBO Date       Lessor's Cost)         Lessor's Cost)          Lessor's Cost)

                               PERMITTED COUNTRIES

Argentina*

Australia

Austria

Bahamas

Belgium

Bermuda

Brazil*

Canada

Chile*

Denmark

Ecuador*

Egypt*

Finland

France

Germany

Greece*

Hungary*

Iceland

India*

Indonesia*

Ireland

Italy**

Jamaica*

Japan

Liechtenstein*

Luxembourg

Malaysia*

Malta*

Mexico**

Monaco

Morocco*

Netherlands

New Zealand

Norway

Paraguay*

Peoples Republic of China*

Philippines*

Portugal

Republic of China (Taiwan)*

Singapore*

South Africa*

South Korea*

Spain

Sweden

Switzerland

Thailand*

United Kingdom

Uruguay*

Venezuela*

United States of America

*SUBLEASING AND  RE-REGISTRATION  PERMITTED ONLY WITH OWNER  PARTICIPANT'S PRIOR
  WRITTEN CONSENT, WHICH CONSENT OWNER PARTICIPANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION.

**APPROVED  FOR  SUBLEASING  BUT LESSEE MAY NOT  RE-REGISTER IN SUCH COUNTRY
  WITHOUT OWNER PARTICIPANT'S PRIOR WRITTEN CONSENT, WHICH CONSENT OWNER PARTICIPANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION..

                                    PLACARDS



                                   Leased from
                   First Security Bank, National Association,
                                as owner trustee

                                and mortgaged to
                            Wilmington Trust Company,
                                   as trustee

                                     ANNEX B

                                RETURN CONDITIONS

         This Annex B shall apply to the return of the Aircraft by or on behalf of Lessee under the Lease, whether at a Scheduled Expiration Date, upon the exercise of Lessee's rights under ss. 9 of the Lease, upon thE exercise of Lessor's remedies following the occurrence of a Lease Event of Default, or otherwise. However, this Annex B shall not apply (1) if an Event of Loss to the Aircraft occurs (unless the Aircraft is replaced under ss. 10.1.3 of the Lease), or (2) if Lessee buys the Aircraft in accordance with ss. 17 of the Lease.

         The terms defined in Annex A to Lease Agreement N___AT, when capitalized as in Annex A, have the same meanings when used in this "Return Conditions" Annex. Annex A also contains rules of usage that control construction in this "Return Conditions" Annex.

         (CONFIDENTIAL MATERIAL OMITTED)

                                     ANNEX C

                                   MAINTENANCE

         The  terms  defined  in  Annex  A  to  Lease  Agreement  N___AT,   when
capitalized   as  in  Annex  A,  have  the  same  meanings  when  used  in  this
"Maintenance" Annex. Annex A also contains rules of usage that control construction in this "Maintenance" Annex.

         A.       MAINTENANCE.
                  -----------

         Lessee shall maintain, service, repair, and overhaul the Aircraft (or cause the Aircraft to be maintained, serviced, repaired, and overhauled) in accordance with (1) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, Japan, and the JAA for the Aircraft (the "MAINTENANCE PROGRAM"), so as (aa) to keep the Aircraft in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, and (bb) to keep the Aircraft in such operating condition as may be necessary to enable the applicable airworthiness certificate for the Aircraft to be maintained under the regulations of the FAA or other Aviation Authority then having jurisdiction over the operation of the Aircraft, other than during (x) temporary periods of storage in accordance with applicable regulations, (y) maintenance and modification permitted hereunder, and (z) periods when the FAA or such other Aviation Authority has revoked or suspended the airworthiness certificates for Similar Aircraft; and (2) except during periods when a Permitted Sublease is in effect, the same standards as Lessee uses with respect to similar aircraft of similar size in its fleet operated by Lessee in similar circumstances and, during any period in which a Permitted Sublease is in effect, the same standards used by the Permitted Sublessee with respect to similar aircraft of similar size in its fleet and operated by the Permitted Sublessee in similar circumstances. Lessee further agrees that the Aircraft will be maintained, used, serviced, repaired, overhauled, or inspected in compliance with applicable Laws with respect to the maintenance of the Aircraft and in compliance with each applicable airworthiness certificate, license, and registration relating to the Aircraft issued by the Aviation Authority, other than minor or nonrecurring violations with respect to which corrective measures are taken upon discovery thereof and except to the extent Lessee or Permitted Sublessee is contesting in good faith the validity or application of any such Law or requirement relating to any such certificate, license, or registration in any reasonable manner which does not create a material risk of sale, loss, or forfeiture of the Aircraft, the Airframe, or any Engine or the interest of any Participant therein or a material risk of criminal liability or material civil penalty against Lessor, Owner Participant, or Mortgagee. Lessee shall cause the Aircraft Documents to be maintained in English and promptly furnish Lessor and Owner Participant with information necessary for filing with applicable governmental aviation authorities.

         B.       REPLACEMENT OF PARTS.
                  --------------------

         Except as otherwise provided herein, Lessee will promptly replace (or cause to be replaced) all Parts that are from time to time incorporated or installed in or attached to the Aircraft, and that become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use for any reason whatsoever. In addition, Lessee may remove (or permit to be removed) any Parts in the ordinary course of maintenance, service, repair, overhaul, or testing, whether or not such Parts are worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use; PROVIDED, that, except as otherwise provided herein, Lessee will replace or cause the replacement of such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, except for Permitted Liens and pooling arrangements to the extent permitted by ss. C below and shall be in good operating condition and (except in thE case of replacement property installed on the basis of operational exigencies) have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required under this Lease). Except as otherwise provided herein, all Parts at any time removed from the Aircraft shall remain the property of Lessor, no matter where located, until they are replaced by Parts that have been incorporated or installed in or attached to the Aircraft and that meet the requirements for replacement Parts specified above. As soon as a replacement Part is incorporated or installed in or attached to the Aircraft as above provided, without further act, (1) title to the replaced Part shall vest in Lessee (or if a Permitted Sublease is then in effect, in the Permitted Sublessee) free and clear of all Lessor Liens and all rights of Lessor, and the replaced Part shall no longer be deemed a Part hereunder, (2) title to such replacement Part shall vest in Lessor, subject only to Permitted Liens and pooling arrangements to the extent permitted by ss. C below and except in the case of replacement property temporarily installed on an emergency basis, and (3) such replacement Part shall become subject to this Lease and the Mortgage and be deemed part of the Aircraft for all purposes hereof and thereof to the same extent as the Parts originally incorporated or installed in or attached to such Aircraft.

         C.       POOLING OF PARTS.
                  ----------------

         Any Part removed from the Aircraft may be subjected by Lessee or a Permitted Sublessee to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of Lessee or such Permitted Sublessee, so long as a Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with ss. B of this Annex C as promptly as practicable afteR the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft may be owned by any third party subject to such a normal pooling arrangement, so long as Lessee or Permitted Sublessee, as promptly thereafter as reasonably possible, either (1) causes title to such replacement Part to vest in Lessor in accordance with ss. B of this Annex C, free and clear of all Liens (excepT Permitted Liens), or (2) replaces (or causes to be replaced) such replacement Part by incorporating or installing in or attaching to the Aircraft a further replacement Part owned by Lessee or a Permitted Sublessee free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with ss. B of this Annex C.

         D.       ALTERATIONS, MODIFICATIONS, AND ADDITIONS.
                  -----------------------------------------

         Lessee shall make (or cause to be made) such alterations and modifications in and additions to the Aircraft as may be required from time to time to meet the applicable standards of the FAA or other Aviation Authority having jurisdiction over the operation of the Aircraft, to the extent made mandatory in respect of the Aircraft (a "MANDATORY MODIFICATION"); PROVIDED, that Lessee or any Permitted Sublessee may, in good faith and by appropriate procedure, contest the validity or application of any law, rule, regulation, or order in any reasonable manner which does not have more than a DE MINIMIS risk of adversely affecting Lessor's interest in the Aircraft (and, so long as any Equipment Notes are outstanding, the Mortgagee) and does not involve more than a DE MINIMIS risk of sale, forfeiture, or loss of the Aircraft or the interest of any Participant therein, more than a DE MINIMIS risk of material civil penalty, or any risk of criminal liability being imposed on Lessor, Owner Participant, Mortgagee, or the holder of any Equipment Note. In addition, Lessee may make or permit to be made such alterations and modifications in and additions to the Aircraft (each an "OPTIONAL MODIFICATION") as Lessee or any Permitted Sublessee deems desirable in the proper conduct of its business, including removal of Parts which Lessee deems are obsolete or no longer suitable or appropriate for use in the Aircraft (PROVIDED, that Lessee's right to remove obsolete Parts will be limited to Parts having an aggregate original cost not exceeding 1% of Lessor's Cost of the Aircraft with Lessor having the right to request such parts be shipped to Owner Participant upon removal at Lessee's expense; PROVIDED, that no such Optional Modification shall (1) diminish the fair market value, estimated residual value, utility, or economic useful life of the Aircraft or any Engine below its fair market value, estimated residual value, utility, or economic useful life immediately before such Optional Modification (assuming the Aircraft or such Engine was in the condition required by the Lease immediately before such Optional Modification), (2) cause the Aircraft to cease to have the applicable standard airworthiness certificate, or (3) cause the Aircraft to become "limited use property" within the meaning of Rev. Proc. 79-48. Except as otherwise provided herein, title to all Parts (other than Removable Parts (as defined below)) incorporated or installed in or attached to the Aircraft as the result of such Optional Modification shall, without further act, vest in Lessor and become subject to this Lease and the Mortgage. Notwithstanding anything to the contrary in this ss. D, Lessee or a Permitted Sublessee may, at any time during the Term, removE any Part (such Part being referred to herein as a "REMOVABLE PART") if (aa) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of delivery thereof to Lessee or any Part in replacement of, or substitution for, any such Part, (bb) such Part is not required to be incorporated or installed in or attached to the Aircraft pursuant to the terms of ss. A of this Annex C or the first sentence of this ss. D or pursuant to the terms of any insuraNCE policies required to be carried hereunder or any applicable law, and (cc) such Part can be removed from the Airframe or Engine without in any material respect diminishing the fair market value, estimated residual value, utility, or remaining economic useful life that the Airframe or Engine would have had at the time of removal had such removal not occurred, assuming that such Airframe or Engine was in the condition and repair required to be maintained by the terms hereof and such Removable Part had not been incorporated or installed in or attached to the Aircraft. Removable Parts may be leased from or financed by third parties other than Lessor. Title to any Removable Part shall not vest in Lessor or be subject to the Lien of the Mortgage; except that any Part not removed before the return to Lessor hereunder of the Airframe or Engine on which it is incorporated, installed, or attached shall become the property of Lessor.

         E.       RECORDS.
                  -------

         Lessee shall maintain (or cause to be maintained) all Aircraft Documents. All Aircraft Documents that are specific to the Aircraft shall be the property of Lessor, but shall become the property of Lessee upon Lessee's purchase of the Aircraft pursuant to the terms of this Lease or upon the occurrence of an Event of Loss and Lessee's compliance with ss. 10.

                                     ANNEX D

                                    INSURANCE

         The terms defined in Annex A to Lease Agreement N___AT, when capitalized as in Annex A, have the same meanings when used in this "Insurance" Annex. Annex A also contains rules of usage that control construction in this "Insurance" Annex.

A.       LIABILITY INSURANCE

         1. Except as provided in ss. A2 below, Lessee will carry or cause to be carried at all times, at nO expense to Lessor, Owner Participant, or Mortgagee, comprehensive airline legal liability (including passenger liability, property damage, and contractual liability insurance) with respect to the Aircraft which is (a) in an amount not less than the greater of (x) the amount of comprehensive airline legal liability insurance from time to time applicable to aircraft owned or leased and operated by Lessee of the same type and operating on similar routes as the Aircraft, and (y) the Minimum Liability Insurance Amount per occurrence; (b) of the type and covering the same risks as from time to time applicable to aircraft, operated by Lessee and similarly-situated carriers, of the same type as the Aircraft; and (c) maintained in effect with insurers of internationally recognized responsibility in the international aviation industry (such insurers being referred to herein as "APPROVED INSURERS").

         2. During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by ss. A1 above, insurance otherwise conforming with thE provisions of ss. A1 except that (a) the amounts of coverage shall not be required to exceed the amounts of publiC liability and property damage insurance from time to time applicable to aircraft owned or operated by Lessee of the same type as the Aircraft which are on the ground and not in operation, and (b) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft owned or operated by Lessee of the same type which are on the ground and not in operation.

B.       HULL INSURANCE

         1. Except as provided in ss. B2 below, Lessee will carry or cause to be carried at all times, at nO expense to Lessor, Owner Participant, or Mortgagee, with Approved Insurers "all-risk" ground and flight aircraft hull insurance covering the Aircraft (including the Engines when they are installed on the Airframe or any other airframe) which is of the type as from time to time applicable to aircraft operated by Lessee of the same type as the Aircraft for an amount denominated in United States Dollars not less than the Stipulated Loss Value of the Aircraft

         Any policies of insurance carried in accordance with this ss. B1 covering the Aircraft and any policieS taken out in substitution or replacement for any such policies (a) shall name Mortgagee (or, if the Lien of the Mortgage has been discharged, Lessor) as exclusive loss payee for any proceeds to be paid under such policies up to an amount equal to the Stipulated Loss Value, and (b) shall provide that (aa) in the event of a loss involving proceeds in excess of the Threshold Amount, the proceeds in respect of such loss up to an amount equal to the Stipulated Loss Value for the Aircraft shall be payable to Mortgagee (or, if the Lien of the Mortgage has been discharged, to Lessor), except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case Lessee (or any Permitted Sublessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Mortgagee (or, if the Lien of the Mortgage has been discharged, Lessor), whether such payment is made to Lessee (or any Permitted Sublessee) or any third party [and, if Mortgagee (or Lessor) receives such a payment otherwise than in respect of an Event of Loss, then, upon receipt of evidence reasonably satisfactory to Mortgagee (or Lessor) that the damage giving rise to such payment has been repaired or that such payment is then required to pay for repairs then being made, Mortgagee (or Lessor) shall pay the amount of such payment to Lessee or its order], and (bb) the entire amount of any loss involving proceeds of the Threshold Amount or less or the amount of any proceeds of any loss in excess of the Stipulated Loss Value for the Aircraft shall be paid to Lessee or its order unless a Lease Event of Default exists and the insurers have been notified thereof by Lessor or the Mortgagee. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall hold any payment to it of any insurance proceeds for that loss for the account of Lessee or any other third party who is entitled to receive such proceeds.

         2. During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by ss. B1 above, insurance otherwise conforming with thE provisions of ss. B1, except that the scope of the risks and the type of insurance shall be the same as from timE to time applicable to aircraft owned by Lessee of the same type similarly on the ground and not in operation, PROVIDED, that Lessee shall maintain insurance against risk of loss or damage to the Aircraft in an amount equal to the Stipulated Loss Value of the Aircraft during such period that the Aircraft is on the ground and not in operation.

C.       WAR-RISK, HIJACKING, AND ALLIED PERILS INSURANCE

         If Lessee (or any Permitted Sublessee) operates or proposes to operate the Aircraft, the Airframe, or any Engine (1) in any area of recognized hostilities, or (2) on international routes and Lessee (or such Permitted Sublessee) maintains war-risk, hijacking, or allied perils insurance for other aircraft that it operates on such routes or in such areas, Lessee shall maintain or cause to be maintained war-risk, hijacking, and allied perils insurance of substantially the same type carried by similar United States commercial air carriers operating the same or comparable models of aircraft on similar routes or in such areas, and in no event in an amount less than the Stipulated Loss Value.

D.       GENERAL PROVISIONS

         Any policies of insurance carried in accordance with ss.ss. A, B, and C, including any policies taken out IN substitution or replacement for such policies:

     (1) shall name Lessor, each Participant, the Liquidity Provider (if any), and Mortgagee (and in respect of liability insurances, to the extent they are available without unreimbursed additional cost to Lessee, each of their respective successors, assigns, directors, agents, officers, and employees) as additional insureds (the "ADDITIONAL INSUREDS"), as their interests may appear;

     (2) shall apply worldwide and have no territorial restrictions or limitations (except only in the case of war, hijacking, and allied perils insurance required under ss. C, which shall apply to thE fullest extent available in the international insurance market);

     (3) shall provide that, in respect of the interests of the Additional Insureds in such policies, the insurance shall not be invalidated or impaired by any act or omission (including misrepresentation and nondisclosure) by Lessee (or any Permitted Sublessee) or any other Person (including use for illegal purposes of the Aircraft or any Engine), and shall insure the Additional Insureds regardless of any breach or violation of any representation, warranty, declaration, term, or condition contained in such policies by Lessee (or any Permitted Sublessee);

     (4) shall provide that, if the insurers cancel such insurance for any reason whatsoever, or if it is allowed to lapse for nonpayment of premium, or if any material change is made in the insurance which adversely affects the interest of any of the Additional Insureds, such cancellation, lapse, or change shall not be effective as to the Additional Insureds for 30 days (seven days in the case of war risk, hijacking, and allied perils insurance) after receipt by the Additional Insureds of written notice by such insurers of such cancellation, lapse or change, PROVIDED, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable;

     (5) shall waive any rights of recourse, subrogation, setoff (including for unpaid premiums), recoupment, counterclaim, or other deduction, whether by attachment or otherwise, against each Additional Insured;

     (6) shall be primary without right of contribution from any other insurance that may be available to any Additional Insured;

     (7) shall provide that all of the liability insurance provisions thereof, except the limits of liability, shall operate in all respects as if a separate policy had been issued covering each party insured thereunder;

     (8) shall provide that none of the Additional Insureds shall be liable for any insurance premium; and

     (9) shall contain a 50/50 Clause per Lloyd's Aviation Underwriters' Association Standard Policy Form AVS 103;

     PROVIDED, that any such endorsements may be subject to any limitations on endorsements generally prevailing in the airline insurance marketplace at the time (E.G., AVN67B).

E.       REPORTS AND CERTIFICATES; OTHER INFORMATION

         On or before the Delivery Date and on or before each renewal date of the insurance policies required hereunder (and no less often than on an annual basis), Lessee will furnish or cause to be furnished to Lessor, Owner Participant, and Mortgagee insurance certificates describing in reasonable detail the insurance maintained hereunder and a report, signed by Lessee's or a Permitted Sublessee's regular independent insurance broker (the "INSURANCE BROKER"), stating the opinion of such Insurance Broker that (1) all premiums for the insurance then due have been paid, and (2) such insurance complies with the terms of this Annex D. To the extent that such agreement is reasonably obtainable, Lessee will also cause the Insurance Broker to agree to notify Lessor, Owner Participant, and Mortgagee in writing of any default in the payment of any premium and of any other act or omission on the part of Lessee of which the Insurance Broker has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or Engines or cause the cancellation or termination of such insurance, and to notify Lessor, Owner Participant, and Mortgagee in writing at least 30 days (seven days for war-risk and allied perils coverage, or such shorter period therefor as may be available in the international insurance market, as applicable) before the cancellation, lapse, or materially adverse change of any insurance maintained pursuant to this Annex D.

F.       RIGHT TO PAY PREMIUMS

         Each Additional Insured shall have the rights but not the obligations of an additional named insured. No Additional Insured shall have any obligation to pay any premium, commission, assessment, or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any required insurance due to the nonpayment of premium, each of Lessor, Owner Participant, and Mortgagee shall have the option, in its sole discretion, to pay any such premium and to maintain such coverage, as Lessor, Owner Participant, or Mortgagee may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, Owner Participant, and Mortgagee for amounts that they so pay.

G.       DEDUCTIBLES; SELF-INSURANCE

         Lessee may self-insure by way of deductible, premium adjustment, franchise provisions, or otherwise (including, with respect to insurance maintained pursuant to ss. B, insuring for a maximum amount which is lesS than the Stipulated Loss Value of the Aircraft) the insurance covering the risks required to be insured against pursuant to ss. 11 and this Annex D under a program applicable to all aircraft in Lessee's fleet, but in no casE shall the aggregate amount of self-insurance (including any applicable deductible) in regard to ss. 11 and thiS Annex D during any policy year, with respect to the Aircraft, exceed (CONFIDENTIAL MATERIAL OMITTED). In addition, Lessee (and any Permitted Sublessee) may self-insure to the extent that any applicable deductible per aircraft that does not exceed industry standards for major U.S. airlines.









                             LEASE AGREEMENT N___AT


                          dated as of __________, 200_

                                     between



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
               NOT IN ITS INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY
                  PROVIDED HEREIN, BUT SOLELY AS OWNER TRUSTEE,

                                     Lessor

                                       and

                            AMERICAN TRANS AIR, INC.,

                                     Lessee


     One Boeing model 737-800 aircraft bearing United States registration no. N___AT and manufacturer's serial no. _____, including two CFM International model CFM56-7 engines bearing manufacturer's serial nos. _____ and _____
-------------------------------------------------------------

     THIS LEASE HAS BEEN EXECUTED IN COUNTERPARTS; SEE SS. 18.5 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF THE VARIOUS COUNTERPARTS.

                                    CONTENTS



1. DEFINITIONS AND CONSTRUCTION................................................1


2. DELIVERY AND ACCEPTANCE.....................................................1

  2.1 Delivery and Lease of Aircraft...........................................1
  2.2 Acceptance by Lessee.....................................................1

3. TERM AND RENT...............................................................1

  3.1 Term   1
  3.2 Rent   1
  3.3 Payments.................................................................4

4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS..............4

  4.1 Disclaimer of Warranties.................................................4
  4.2 Certain Agreements of Lessor.............................................5
  4.3 Quiet Enjoyment..........................................................5
  4.4 Investment of Funds Held as Security.....................................5
  4.5 Title Transfers by Lessor................................................6
  4.6 Lessor's Interest in Certain Engines.....................................7
  4.7 Lease For U.S. Federal Income Tax Law Purposes; Section 1110
  of Bankruptcy Code...........................................................7

5. RETURN OF AIRCRAFT..........................................................7

  5.1 Compliance with Annex B..................................................7
  5.2 Parking and Related Matters..............................................7
  5.3 Return of Other Engines..................................................8
  5.4 Fuel   8

6. LIENS     8


7. REGISTRATION; OPERATION; POSSESSION AND SUBLEASING..........................9

  7.1 Registration and Operation...............................................9
  7.2 Possession..............................................................11
  7.3 Certain Limitations on Subleasing or Other Relinquishment of Possession.15

8. MAINTENANCE; REPLACEMENT AND POOLING OF PARTS; ALTERATIONS,
   MODIFICATIONS, AND ADDITIONS; OTHER LESSEE COVENANTS.................. ....16

  8.1 Maintenance; Replacement and Pooling of Parts; Alterations,
  Modifications, and Additions................................................16
  8.2 Information, Certificates, Notices, and Reports.........................16

9. VOLUNTARY TERMINATION UPON OBSOLESCENCE....................................18

  9.1 Right of Termination....................................................18
  9.2 Election by Lessor to Sell..............................................19
  9.3 Retention of Aircraft by Lessor.........................................21

10. LOSS, DESTRUCTION, REQUISITION, ETC.......................................22

  10.1 Event of Loss to the Aircraft..........................................22
  10.2 Event of Loss to an Engine; Engine Exchanges...........................25
  10.3 Conditions to any Replacement..........................................26
  10.4 Conveyance to Lessee...................................................28
  10.5 Application of Payments................................................28
  10.6 Requisition of Aircraft for Use........................................29
  10.7 Requisition of an Engine for Use.......................................29
  10.8 Application of Payments................................................30
  10.9 Application of Payments During Default.................................30

11. INSURANCE.................................................................30

  11.1 Lessee's Obligation to Insure..........................................30
  11.2 Insurance for Own Account..............................................30
  11.3 Indemnification by Government in Lieu of Insurance.....................31
  11.4 Application of Insurance Proceeds......................................31
  11.5 Application of Payments During Default.................................31

12. INSPECTION................................................................32


13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE...............................33

  13.1 In General.............................................................33
  13.2 Merger of Lessee.......................................................33
  13.3 Assignment as Security for Lessor's Obligations........................34
  13.4 Successor Owner Trustee................................................34

14. LEASE EVENTS OF DEFAULT...................................................34

  14.1 Payments...............................................................35
  14.2 Insurance..............................................................35
  14.3 Other Covenants........................................................35
  14.4 Representations and Warranties.........................................35
  14.5 Bankruptcy and Insolvency..............................................36
  14.6 Repudiation or Invalidity of Guarantee.................................36

15. REMEDIES AND WAIVERS......................................................37

  15.1 Remedies...............................................................37
  15.2 Limitations Under CRAF.................................................40
  15.3 Right to Perform for Lessee............................................40
  15.4 Determination of Fair Market Rental Value and Fair Market Sales Value..41
  15.5 Remedies Cumulative....................................................41

16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC........................41


17. RENEWAL AND PURCHASE OPTIONS..............................................42

  17.1 Notices Generally......................................................42
  17.2 Renewal Options........................................................42
  17.3 Purchase Options.......................................................44
  17.4 Appraisals.............................................................46

18. MISCELLANEOUS.............................................................47

  18.1 Amendments.............................................................47
  18.2 Severability...........................................................48
  18.3 Third-Party Beneficiary................................................48
  18.4 Reproduction of Documents..............................................48
  18.5 Counterparts...........................................................48
  18.6 Notices................................................................49
  18.7 Governing Law..........................................................49
  18.8 No Waiver..............................................................49
  18.9 Entire Agreement.......................................................49


ANNEXES, EXHIBITS, AND SCHEDULES

ANNEX A             Definitions
ANNEX B             Return Conditions
ANNEX C             Maintenance
ANNEX D             Insurance

EXHIBIT A           Aircraft Description
EXHIBIT B           Form of Return Acceptance Supplement

SCHEDULE 1          Certain Terms
SCHEDULE 2          Basic Rent Payments
SCHEDULE 2A         Basic Rent Allocations
SCHEDULE 3          Stipulated Loss Value Schedule
SCHEDULE 4          Termination Value Schedule
SCHEDULE 5          EBO Price Schedule
SCHEDULE 6          Permitted Countries
SCHEDULE 7          Placards

                             LEASE AGREEMENT N___AT


         This Lease Agreement N___AT (this "LEASE") dated as of __________, 200_, between (1) First Security Bank, National Association, a national banking association, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee ("LESSOR"), and (2) American Trans Air, Inc. ("LESSEE"), an Indiana corporation.

         Lessor and Lessee agree as follows:

                         1. DEFINITIONS AND CONSTRUCTION

         The terms defined in Annex A, when capitalized as in Annex A, have the same meanings when used in this Lease. Annex A also contains rules of usage that control construction in this Lease.

                           2. DELIVERY AND ACCEPTANCE

         2.1               DELIVERY AND LEASE OF AIRCRAFT

         Lessor hereby leases the Aircraft to Lessee for the Term, and Lessee hereby leases the Aircraft from Lessor for the Term.

         2.2               ACCEPTANCE BY LESSEE

         Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted delivery of the Aircraft for all purposes of this Lease.

                                3. TERM AND RENT

         3.1               TERM

         The Aircraft shall be leased hereunder for the Term, unless this Lease or the leasing of the Aircraft is earlier terminated in accordance with any provision of this Lease.

         3.2               RENT

     3.2.1 BASIC RENT; ADJUSTMENTS TO BASIC RENT AND CERTAIN OTHER AMOUNTS

         (a)......During  the Base Term,  Lessee  shall pay to  Lessor,  on each
Payment Date, Basic Rent in the amount equal to the percentage of Lessor's Cost specified in Schedule 2 for such Payment Date. The amounts and periods of Lessee's liability for Basic Rent shall be as allocated in accordance with
Schedule 2A. Such Basic Rent payments and such allocations shall be adjusted pursuant to ss. 3.2.1(b). During any Renewal Term, Lessee shall pay to Lessor, on each Payment Date, Basic Rent equal to the Renewal Rent for that Renewal Term, determined pursuant to ss. 17.2.2.

         (b)......Basic  Rent, Basic Rent  allocations,  Stipulated Loss Values,
Termination Values, and EBO Price shall be subject to adjustment as follows:

                  (1) If Transaction Expenses paid by Lessor pursuant to ss. 9.2 of the Participation Agreement are determined to be other than 2.0% of Lessor's Cost, then the Basic Rent percentages in Schedule 2, the Basic Rent allocations in Schedule 2A, the Stipulated Loss Value percentages in Schedule 3, the Termination Value percentages in Schedule 4, and the EBO Price shall be recalculated (upwards or downwards) by Owner Participant, on or before the 120th day after the Delivery Date using the same methods and assumptions used to calculate original Basic Rent, EBO Price, Stipulated Loss Value, and Termination Value percentages, in order (aa) to maintain Owner Participant's Net Economic Return, and
         (bb) to the extent possible consistent with clause (aa) of this ss. 3.2.1(b)(1), to minimize the Net Present Value of Rents to Lessee.

                  (2) Notwithstanding the foregoing, in no event shall any adjustment to the EBO Price be made such that the EBO Price is less than the greatest of (aa) the adjusted Stipulated Loss Value as of the EBO Date, (bb) the estimated fair market value of the Aircraft on the EBO Date as set forth in the Appraisal referred to in ss. 5.1.2(m) of the Participation Agreement, and (cc) the sum of the present values of
         (i) Basic Rent payable, as adjusted, during the Base Term after the EBO Date, and (ii) the appraised fair market value of the Aircraft at the end of the Base Term as estimated in the Appraisal referred to in ss. 5.1.2(m) of the Participation Agreement, each discounted back to the EBO Date (using a discount rate of 16.5 %).

         (c) All adjustments pursuant to ss. 3.2.1(b) shall be made as promptly as practicable after either Owner Participant or Lessee gives notice to the other that an event has occurred that requires an adjustment. Owner Participant and Lessee shall give prompt notice to the other of any event requiring an adjustment. Any recalculation of the percentages of Basic Rent payments, Basic Rent allocations, Stipulated Loss Value, Termination Value, and EBO Price shall be prepared by Owner Participant, subject to verification at the request of Lessee in accordance with this ss. 3.2.1(c), on the basis of the same methodology and assumptions used by Owner Participant in determining the percentages of Basic Rent, Stipulated Loss Value, Termination Value, and EBO Price as of the Delivery Date, except as such assumptions have been modified to reflect the events giving rise to adjustments hereunder and taking into account the law applicable at the time of such adjustment. Promptly after an adjustment is made hereunder, Owner Participant shall deliver to Lessee a description of such adjustment, setting forth in reasonable detail the calculation thereof. All adjustments (1) shall be made so as to avoid characterization of the Lease as a "disqualified leaseback or long-term agreement" within the meaning of Code ss. 467 and Treasury Regulations thereunder, and (2) shall be in compliance with the requirements of ss. 4(1) and ss. 4(6) of Revenue Procedure 75-21 and ss.ss. 4.02(5), 4.07(l), and 4.07(2) of Revenue Procedure 75-28, except to the extent that on the Delivery Date the Lease constituted a "disqualified leaseback or long-term agreement" or was not in compliance with the Revenue Procedure sections referred to in clause (2). In connection with any such adjustments to payments and allocations of Basic Rent, appropriate corresponding adjustments shall be made to the percentages set forth on Schedules 3 and 4 in the columns headed "Deferred Basic Rent Amount" and "Prepaid Basic Rent Amount". All of the foregoing adjustments shall be set forth in an amendment to this Lease.

         (d) If Lessee believes that any calculations by Owner Participant pursuant to ss. 3.2.1(c) are in error, and if, after consultation, Lessee and Owner Participant do not agree on an adjustment, then a nationally-recognized firm of accountants selected by Lessee and reasonably satisfactory to Owner Participant shall verify such calculations. Owner Participant will make available to such firm (but not to Lessee or any representative of Lessee) the methodology and assumptions referred to in ss. 3.2.1(c) and any modifications thereto made to reflect the events giving rise to adjustments hereunder (subject to the execution by such firm of a confidentiality agreement, reasonably acceptable to Owner Participant, prohibiting disclosure of such methodology and assumptions to any third party). The determination by such firm of accountants shall be final. Lessee will pay the reasonable costs and expenses of such verification by such accountants, except that if it results in (1) a decrease in Basic Rent which decreases the remaining Net Present Value of Rents by ten or more basis points from the remaining Net Present Value of Rents as recalculated by Owner Participant, or (2) a material reduction in Stipulated Loss Values, Termination Values, or the EBO Price, then Owner Participant will pay such costs and expenses.

                           3.2.2            SUPPLEMENTAL RENT

         Lessee shall pay to Lessor, or to whomever is entitled to it, any and all Supplemental Rent when and as it becomes due and owing. Lessee will also pay to Lessor, or to whomever is entitled to it, as Supplemental Rent, to the extent permitted by applicable Law, interest at the Past-Due Rate on any part of any amount of Rent (including Supplemental Rent) not paid by 11:00 a.m., New York time, on the date when due (so long as, in the case of any Person not a party to the Participation Agreement, Lessee had received timely notice of the account to which such payment was required to be made), for the period from and including the date on which the same was due to (but excluding) the date of payment in full.

         3.3               PAYMENTS

         (a) Payments of Rent by Lessee shall be paid by wire transfer of immediately available Dollars, not later than 11:00 a.m., New York City time, on the date when due, to the account of Lessor specified in Schedule 1 to the Participation Agreement (or to such other account in the United States as Lessor specifies to Lessee in writing at least 10 Business Days before such payment of Rent is due), or, in the case of any payment of Supplemental Rent expressly payable to a Person other than Lessor, to the Person that shall be entitled thereto, to such account in the United States as such Person specifies from time to time to Lessee at least 10 Business Days before such payment of Rent is due.

         (b) Except as otherwise expressly provided herein, whenever any payment of Rent shall be due on a day that is not a Business Day, such payment shall be made on the next day that is a Business Day, and, if such payment is made on such next Business Day, no interest shall accrue on the amount of such payment during such extension.

         (c) All computations of interest under this Lease shall be made on the basis of a year of 360 days composed of twelve 30-day months.

     4. DISCLAIMER; CERTAIN AGREEMENTS OF LESSOR; SECTION 1110 MATTERS

         4.1               DISCLAIMER OF WARRANTIES

     LESSOR LEASES AND LESSEE TAKES THE AIRCRAFT "AS-IS, WHERE-IS." LESSEE ACKNOWLEDGES AND AGREES THAT, AS BETWEEN LESSEE AND LESSOR AND OWNER PARTICIPANT, (A) LESSEE HAS SELECTED THE AIRCRAFT AND MANUFACTURER THEREOF, AND
(B) NEITHER LESSOR NOR OWNER PARTICIPANT MAKES, HAS MADE, OR SHALL BE DEEMED TO HAVE MADE, AND EACH WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO:

     (1)   THE   AIRWORTHINESS,    VALUE,    CONDITION,    DESIGN,    OPERATION,
MERCHANTABILITY, OR FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE OF THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF;

     (2) THE QUALITY OF THE MATERIAL OR WORKMANSHIP WITH RESPECT TO THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF;

     (3) THE ABSENCE OF LATENT OR ANY OTHER DEFECT IN THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF, WHETHER OR NOT DISCOVERABLE;

     (4) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT, OR THE LIKE; OR

     (5) THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT TO THE AIRFRAME, ANY ENGINE, OR ANY PART THEREOF.

         4.2               CERTAIN AGREEMENTS OF LESSOR

         Unless an Event of Default exists, Lessor agrees to make available to Lessee such rights as Lessor may have under any warranty with respect to the Aircraft made, or made available, by Airframe Manufacturer or Engine Manufacturer, or any of their subcontractors or suppliers, pursuant to and in accordance with the terms of the Purchase Agreement Assignment.

     4.3 QUIET ENJOYMENT

         So long as no Event of Default exists, Lessor shall not interfere with Lessee's rights hereunder to continued possession, use, and operation of, and quiet enjoyment of, the Aircraft during the Term.

     4.4 INVESTMENT OF FUNDS HELD AS SECURITY

     4.4.1 INVESTMENT

         Any money required to be paid to or retained by Lessor that is required to be paid to Lessee or applied as provided herein shall, until paid to Lessee as provided herein or applied as provided herein, be invested by Lessor from time to time as directed in writing by Lessee (or, if Lessee does not so direct, by or as directed by Lessor in its sole discretion) and at Lessee's risk and expense in Cash Equivalents so long as such Cash Equivalents specified by Lessee or Lessor (as applicable) can be acquired by Lessor using its reasonable best efforts.

     4.4.2 PAYMENT OF GAIN OR LOSS

         Any net gain (including interest received) realized as the result of investments pursuant to ss. 4.4.1 (net of any fees, commissions, and other reasonable expenses incurred in connection with such investment) shall be held and applied in the same manner as the principal amount is to be held and applied hereunder. Lessee will promptly pay to Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions, and other reasonable expenses incurred in connection with such investment), such amount so paid to be held and applied by Lessor as contemplated in ss. 4.4.1.

     4.4.3 LIMITATION OF LIABILITY

         All investments under this ss. 4.4 shall be at Lessee's risk and expense, and Lessor shall not be liable for any loss resulting from any investment made under this ss. 4.4 other than by reason of its willful misconduct or gross negligence. Any such investment may be sold (without regard to its maturity) by Lessor without instructions whenever such sale is necessary to make a distribution required by this Lease.

     4.5 TITLE TRANSFERS BY LESSOR

         If Lessor shall be required to transfer title to the Aircraft, the Airframe, or any Engine to Lessee or any other Person pursuant to this Lease, then (a) Lessor shall (1) transfer to Lessee or such other Person (as applicable) all of Lessor's right, title and interest in and to the Aircraft, the Airframe, or such Engine (as applicable), free and clear of all Lessor Liens attributable to Lessor, FSB, or Owner Participant, (2) assign to Lessee or such other Person (as applicable), if and to the extent permitted under the Purchase Agreement, all warranties of Airframe Manufacturer and Engine Manufacturer with respect to the Aircraft, the Airframe, or such Engine, and (3) assign to Lessee or such other Person (as applicable), if and to the extent permitted, all claims, if any, for damage to the Aircraft, the Airframe, or such Engine, in each case free of Lessor Liens attributable to Lessor, FSB, or Owner Participant, and without recourse or warranty of any kind whatsoever (except as to the transfer described in clause (1) above and as to the absence of such Lessor Liens), and (b) Lessor shall promptly deliver to Lessee or such other Person (as applicable), a bill of sale and agreements of assignment, evidencing such transfer and assignment, and such other instruments of transfer, all in form and substance reasonably satisfactory to Lessee (or such other Person, as applicable), as Lessee (or such other Person, as applicable) may reasonably request and furnish to Lessor.

     4.6 LESSOR'S INTEREST IN CERTAIN ENGINES

         Lessor hereby agrees for the benefit of each lessor, conditional seller, or secured party of any engine (other than an Engine) leased, purchased, or owned by Lessee or any Permitted Sublessee subject to a lease, conditional sale, or other security agreement that Lessor will not acquire or claim, as against such lessor, conditional seller, or secured party, any right, title, or interest in such engine as the result of the installation of such engine on the Airframe at any time while such engine is subject to such lease, conditional sale, or other security agreement and owned by such lessor or conditional seller or subject to a security interest in favor of such secured party.

     4.7 LEASE FOR U.S. FEDERAL INCOME TAX LAW PURPOSES; SECTION 1110 OF BANKRUPTCY CODE

     (a) Lessee and Lessor agree that this Lease is, and shall be treated as, a lease for U.S. federal income tax purposes of the Aircraft, Airframe, Engines, and Parts.

     (b) Lessee and Lessor intend that Lessor shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines, and Parts as provided in this Lease.

     5. RETURN OF AIRCRAFT

     5.1 COMPLIANCE WITH ANNEX B

         Lessee shall comply with each of the provisions of Annex B, which provisions are hereby incorporated by this reference as if set forth in full herein.

     5.2 PARKING AND RELATED MATTERS

         If Lessor gives written notice to Lessee, not less than 10 days nor more than 120 days before the end of the Term, requesting parking of the Aircraft upon its return hereunder, Lessee will assist Lessor in procuring (or cause Lessor to be provided with) outdoor parking facilities for the Aircraft for a storage period up to 30 days, starting on the date of such return, and upon Lessor's request to Lessee made at least 10 days before the end of such initial 30-day period, for an additional 90-day period commencing upon expiration of such initial period, at such storage facility in the 48 contiguous states of the United States as Lessee selects. Such storage shall be at Lessor's risk, and Lessor shall pay all applicable storage fees, except that Lessee shall pay the parking fees for the initial 30-day storage period; PROVIDED FURTHER that Lessee's obligation to provide parking shall be subject to Lessor's entering into an agreement with the storage facility, before the storage period begins, providing that Lessor shall bear all maintenance charges and other costs incurred, and that Lessee's obligations hereunder will be solely for the payment of parking fees for the initial 30-day period pursuant to the terms of this ss.
5.2. Unless Lessor and Lessee otherwise agree, the location of such parking will also constitute the return location for the Aircraft.

     5.3 RETURN OF OTHER ENGINES

         If any Engine owned by Lessor is not installed on the Airframe at the time of return hereunder, Lessee shall return the Airframe hereunder with a Replacement Engine meeting the requirements of, and in accordance with, ss. 10 and Annex B. Thereupon, Lessor will transfer to Lessee the Engine constituting part of such Aircraft but not installed on such Airframe at the time of the return of the Airframe.

     5.4 FUEL

         Upon the return of the Airframe upon any termination of this Lease, Lessor shall pay Lessee, as compensation for any fuel or oil contained in the fuel or oil tanks of such Airframe, the value of such fuel or oil at the price paid by Lessee for such fuel or oil. However, if the Aircraft is being returned in connection with the exercise of remedies pursuant to ss. 15, Lessor shall have no obligation to make such payment to Lessee until Lessor shall have been paid all amounts due to it pursuant to ss. 15.

     6. LIENS

         Lessee shall not, directly or indirectly, create, incur, assume, or suffer to exist any Lien on or with respect to the Aircraft, the Airframe, any Engine, or any Part, title to any of the foregoing, or any interest therein, or Lessee's rights in and to this Lease or any Permitted Sublease, except (a) the rights of Lessor, Owner Participant, and Lessee under the Operative Agreements, and of any Permitted Sublessee under any Permitted Sublease; (b) Lessor Liens;
(c) the rights of others under agreements or arrangements to the extent permitted by ss. 7.2, ss. 7.3, or Annex C; (d) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings if such Liens and such proceedings do not involve more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of Owner Participant therein; (e) materialmen's, mechanics', workers', repairers', employees', or other like Liens arising in the ordinary course of business for amounts the payment of which either is not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings, if such Liens and such proceedings do not involve any more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of Owner Participant therein; (f) Liens arising out of any judgment or award against Lessee, if, within 60 days after the entry thereof, that judgment or award is discharged or vacated, or has its execution stayed pending appeal, or is discharged, vacated, or reversed within 60 days after the expiration of such stay, and if during any such 60-day period there is not, or any such judgment or award does not involve, more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine, or the interest of Owner Participant therein; and (g) any other Lien with respect to which Lessee or any Permitted Sublessee provides a bond, cash collateral, or other security adequate in the reasonable opinion of Lessor. Lessee shall promptly take or cause to be taken such action as may be necessary duly to discharge (by bonding or otherwise) any Lien not excepted above that arises in respect of the Aircraft, the Airframe, any Engine, or any Part during the Term.

     7. REGISTRATION; OPERATION; POSSESSION AND SUBLEASING

     7.1 REGISTRATION AND OPERATION

     7.1.1 REGISTRATION AND RECORDATION

         Subject to Lessor's and Owner Participant's compliance with their obligations under ss. 13 of the Participation Agreement, Lessee shall cause the Aircraft to be, and at all times during the Term to remain, duly registered with the FAA under the Transportation Code or with such other country of registry as shall be permitted under ss. 7.1.2 hereof, in the name of Lessor as owner and lessor (except to the extent that such registration under the Transportation Code is prevented or lost because of Lessor's or Owner Participant's failure to comply with the citizenship requirements for registration of the Aircraft under the Transportation Code). Lessor shall execute and deliver all such documents as Lessee or any Permitted Sublessee reasonably requests for the purpose of effecting and continuing such registration. Each of the registrations and recordations referenced in this ss. 7.1.1 will be at Lessee's cost and expense, except as otherwise provided in this Lease.

     7.1.2 REREGISTRATION

         After the Tax Attribute Period (or before such date, provided Lessee pre-pays on a lump-sum basis any liability due under the Tax Indemnity Agreement as a result of such registration on the assumption that such registration would continue for the remainder of the term of the Permitted Sublease described in ss. 7.6.11(a)(3) of the Participation Agreement, if no Special Default or Event of Default exists, Lessee may, by written notice to Lessor (with a copy of such notice to Owner Participant), request to change the country of registration of the Aircraft. Any such change in registration shall be effected only in compliance with, and subject to all of the conditions set forth in, ss. 7.6.11 of the Participation Agreement.

     7.1.3 MARKINGS

         If permitted by applicable Law, on or reasonably promptly after the Delivery Date, Lessee will cause to be affixed to, and maintained in, the cockpit of the Airframe and on each Engine, in each case in a clearly visible location, a placard of a reasonable size and shape bearing the legend set forth in Schedule 6. Such placards may be removed temporarily, if necessary, in the course of maintenance of the Airframe or Engines. If any such placard is damaged or becomes illegible, Lessee shall promptly replace it with a placard complying with the requirements of this ss. 7.1.3.

     7.1.4 COMPLIANCE WITH LAWS

         Lessee shall not, and shall not allow any other Person to, operate, use, maintain, service, repair, overhaul, improve, or modify the Aircraft (a) in violation of any Law binding on or applicable to the Aircraft, the Airframe, or any Engine, or (b) in violation of any airworthiness certificate, license, or registration of any Government Entity relating to the Aircraft, the Airframe, or any Engine, except (1) immaterial or non-recurring violations with respect to which corrective measures are taken promptly by Lessee or a Permitted Sublessee (as applicable) upon discovery thereof, and (2) to the extent Lessee or any Permitted Sublessee is contesting the validity or application of any such Law or requirement relating to any such certificate, license, or registration in good faith in any reasonable manner which does not involve more than a DE MINIMIS risk of the sale, forfeiture, or loss of the Aircraft, the Airframe, any Engine or the interest of Owner Participant therein, any risk of criminal liability or of material civil penalty against Lessor or Owner Participant.

     7.1.5 OPERATION

         Lessee agrees not to operate, use, or locate the Aircraft, the Airframe, or any Engine, or allow the Aircraft, the Airframe, or any Engine to be operated, used, or located, (a) in any area excluded from coverage by any insurance required by the terms of ss. 11, except in the case of a requisition by the U.S. Government where the U.S. Government provides an indemnity in lieu of such insurance, or insurance from the U.S. Government, covering such area, in accordance with ss. 11.3, or (b) in any recognized area of hostilities unless fully covered in accordance with Annex D by war-risk insurance as required by the terms of ss. 11 (including ss. 11.3), unless in any case referred to in this ss. 7.1.5 the Aircraft is only temporarily operated, used, or located in such area as a result of an emergency, equipment malfunction, navigational error, hijacking, weather condition, or other similar unforeseen circumstances, so long as Lessee diligently and in good faith proceeds to remove the Aircraft from such area.

     7.2 POSSESSION

         Lessee will not, without the prior written consent of Lessor and Owner Participant, sublease or otherwise in any manner deliver, transfer, or relinquish possession of the Aircraft, the Airframe, or any Engine, or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; PROVIDED, that, subject to the provisions of ss. 7.3, Lessee may, without such prior written consent:

     7.2.1 INTERCHANGE AND POOLING

         Subject or permit any Permitted Sublessee to subject (a) the Airframe to normal interchange agreements (provided that (1) any such interchange agreement does not contemplate that Lessee (or a Permitted Sublessee) will be out of possession of the Airframe for more than five consecutive days at a time (absent weather, maintenance, or other exigencies), and (2) the party to such interchange agreement is a Permitted Air Carrier, not in bankruptcy, organized and having its principal place of business in a country with which the United States then maintains normal diplomatic relations and which recognizes and gives effect to the rights, title, and interests of Lessor in the Airframe), or (b) any Engine (but only if such Engine is then installed upon an aircraft) to normal interchange agreements or pooling agreements or arrangements, in each case customary in the commercial airline industry and entered into by Lessee or such Permitted Sublessee in the ordinary course of business; PROVIDED, that (1) no such agreement or arrangement shall require any transfer of Lessor's title to the Airframe or such Engine, and (2) if Lessor's title to any such Engine is nevertheless divested under any such agreement or arrangement, then such Engine shall be deemed to have suffered an Event of Loss as of the date of such divestiture, and Lessee shall be required to replace such Engine with a Replacement Engine meeting the requirements of, and in accordance with, ss. 10.

     7.2.2 TESTING AND SERVICE

         Deliver or permit any Permitted Sublessee to deliver possession of the Aircraft, the Airframe, any Engine, or any Part (a) to the manufacturer thereof or to any third-party maintenance provider, for testing, service, repair, maintenance, or overhaul work on the Aircraft, Airframe, any Engine, or any Part, or, to the extent required or permitted by the terms of Annex C, for alterations or modifications in or additions to the Aircraft, the Airframe, or any Engine, or (b) to any Person for the purpose of transport to a Person referred to in the preceding clause (a).

     7.2.3 TRANSFER TO U.S. GOVERNMENT

         Transfer or permit any Permitted Sublessee to transfer possession of the Aircraft, the Airframe, or any Engine to the U.S. Government pursuant to CRAF or otherwise, in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession (and, in the case of any transfer pursuant to CRAF, in such notification shall identify by name, address, and telephone numbers the Contracting Office Representative(s) for the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under CRAF).

     7.2.4 INSTALLATION OF ENGINES ON OWNED AIRCRAFT

         Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee free and clear of all Liens except (a) Permitted Liens, (b) Liens that do not apply to the Engines, and (c) the rights of third parties under normal interchange or pooling agreements and arrangements of the type permitted under ss. 7.2.1.

     7.2.5 INSTALLATION OF ENGINES ON OTHER AIRFRAMES

         Install or permit any Permitted Sublessee to install an Engine on an airframe leased to Lessee or such Permitted Sublessee, or purchased or owned by Lessee or such Permitted Sublessee subject to a security agreement, conditional sale, or other secured financing arrangement, but only if (a) such airframe is free and clear of all Liens except (1) the rights of the parties to such lease or secured financing arrangement, covering such airframe, and (2) Liens of the type permitted by clauses (a) and (b) of ss. 7.2.4, and (b) Lessee or such Permitted Sublessee has received from the lessor, secured party, or conditional seller, in respect of such airframe, a written agreement (which may be a copy of the lease, security agreement, conditional sale agreement, or other agreement covering such airframe), whereby such Person agrees that it will not acquire or claim any right, title, or interest in, or Lien on, such Engine by reason of the installation of such Engine on such airframe at any time while such Engine is subject to this Lease or is owned by Lessor.

     7.2.6 INSTALLATIONS OF ENGINES ON FINANCED AIRCRAFT

         Install or permit any Permitted Sublessee to install an Engine on an airframe owned by Lessee or such Permitted Sublessee, leased to Lessee or such Permitted Sublessee, or purchased or owned by Lessee or such Permitted Sublessee subject to a conditional sale or other security agreement under circumstances where neither ss. 7.2.4 nor ss. 7.2.5 applies; PROVIDED, that any such installation shall be deemed an Event of Loss with respect to such Engine, and Lessee shall comply with ss.
         10.2 in respect thereof. Until ss. 10.2 has been fully complied with, Lessor's interest in such Engine shall continue in full force and effect.

                           7.2.7            SUBLEASING

     With respect to the Aircraft, the Airframe, or any Engine, if no Special Default or Event of Default exists, enter into a sublease with any Permitted Air Carrier, but only if:

     (a) Lessee provides written notice to Lessor (with a copy to Owner Participant) (such notice in the event of a sublease to a U.S. Air Carrier to be given promptly after entering into any such sublease, and, in the case of a sublease to any other Permitted Air Carrier, 10 Business Days in advance of entering into such sublease);

     (b) at the time that Lessee enters into such sublease, such Permitted Air Carrier shall not be subject to any bankruptcy, insolvency, liquidation, reorganization, dissolution, or similar proceeding, and shall not have substantially all of its property in the possession of any liquidator, trustee, receiver, or similar Person;

     (c) any such sublease (1) shall not extend beyond the expiration of the Base Term or any Renewal Term then in effect or irrevocably committed to by Lessee, or contain a purchase option, unless expressly subject to Lessee's exercise of its renewal or purchase options in accordance with the terms of ss. 17, and in any event subject to the requirements of clause (4) of this ss. 7.2.7(c), (2) shall not contain any purchase option exercisable at a date earlier than such date permitted under ss. 17.3, (3) shall explicitly require that sublessee or sublessor (or both with specified allocations) will fully comply with the Lease's maintenance, operation, possession, inspection, and insurance requirements, and (4) shall be expressly subject and subordinate to all the terms of this Lease and to Lessor's rights, powers, and remedies hereunder, including Lessor's rights under ss. 15 to repossess the Aircraft and to terminate such sublease if an Event of Default exists;

     (d) in connection with a sublease to a Permitted Foreign Air Carrier, (1) the United States maintains diplomatic relations with the country of domicile of such Permitted Foreign Air Carrier, and (2) Lessee furnishes to Lessor and Owner Participant a favorable opinion of counsel, reasonably satisfactory to Lessor and Owner Participant, located in the country of domicile of such Permitted Foreign Air Carrier, that (aa) the terms of such sublease are legal, valid, and binding obligations of the parties thereto, enforceable under the laws of such jurisdiction, (bb) it is not necessary for Owner Participant or Lessor to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result of the proposed sublease, (cc) Lessor's title to, the Aircraft, Airframe, and Engines will be recognized in such jurisdiction, (dd) the Laws of such jurisdiction of domicile require fair compensation by the government of such jurisdiction, payable in a currency freely convertible into Dollars, for the loss of title to the Aircraft, Airframe, or Engines in the event of the requisition by such government of such title (unless Lessee provides insurance in the amounts required with respect to hull insurance under ss. 11 covering the requisition of title to the Aircraft, Airframe, or Engines by the government of such jurisdiction so long as the Aircraft, Airframe, or Engines are subject to such sublease), (ee) such Permitted Air Carrier's agreement that its rights under the sublease are subject and subordinate to all the terms of this Lease is enforceable against such Permitted Air Carrier under applicable Law, and (ff) such sublease will subject Lessor and Owner Participant to no greater tort liability than in the United States of America, OR, if such sublease will subject Lessor or Owner Participant to greater tort liability than in the United States of America, Lessee (or Permitted Sublessee) has provided insurance to insure against such additional liability;

     (e) Lessee furnishes to Lessor and Owner Participant evidence reasonably satisfactory to Lessor that the insurance required byss. 11 remains in effect;

     (f) all necessary documents are duly filed, registered, or recorded in such public offices as are required fully to preserve the title of Lessor, in the Aircraft, Airframe, and Engines;

     (g) Lessee shall reimburse Lessor and Owner Participant for all of their reasonable out-of-pocket fees and expenses (including reasonable fees and disbursements of counsel) incurred in connection with any such sublease;

     (h) no such sublease shall be made to a "tax exempt entity" as defined in ss. 168(h)(2) of the Code, including a Permitted Foreign Air Carrier, before the end of the Tax Attribute Period unless Lessee prepays on a lump-sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease were to continue for the remainder of the term of such sublease;

     (i) no such  sublease  will  adversely  affect  Lessor's  protection  under
Section 1110;

     (j) no such sublease shall permit the Permitted Sublessee thereunder to sub-sublease or transfer the Airframe or any Engine, except for transfers by a Permitted sublessee permitted by the foregoing provisions of this ss. 7.2, and except that a Permitted Sublessee who is a manufacturer may sub-sublease to any Person to whom a sublease would be permitted under this ss. 7.2.7; PROVIDED, that (1) such sub-sublease shall not permit any sub-sub-subleasing of the Aircraft, the Airframe, or any Engine, and (2) such sub-sublease must meet the requirement of a Permitted Sublease;

     (k) if the term of such Sublease is greater than one year, Lessee will assign such Sublease to Lessor as security for Lessee's obligations hereunder.

     7.3 CERTAIN LIMITATIONS ON SUBLEASING OR OTHER RELINQUISHMENT OF POSSESSION

         Notwithstanding anything to the contrary in ss. 7.2:

         (a) The rights of any Person who receives possession of the Aircraft in accordance with ss. 7.2 shall be subject and subordinate to all the terms of this Lease, and to Lessor's rights, powers, and remedies hereunder, including
(1) Lessor's right to repossess the Aircraft pursuant to ss. 15, (2) Lessor's right to terminate and avoid such sublease, delivery, transfer, or relinquishment of possession if an Event of Default exists, and (3) the right to require such Person to deliver the Aircraft, Airframe, and Engines forthwith if an Event of Default exists.

         (b) Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if such transfer had not occurred, and no transfer of possession of the Aircraft, the Airframe, any Engine, or any Part shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or under any other Operative Agreement.

         (c) Lessee shall ensure that no sublease, delivery, transfer, or relinquishment permitted under ss. 7.2 shall affect the United States registration of the Aircraft, unless also made in accordance with the provisions of ss. 7.1.2.

         (d) Any event that constitutes or would, with the passage of time, constitute an Event of Loss under clause (3), (4), or (5) of the definition of such term (as set forth in Annex A) shall not be deemed to violate the provisions of ss. 7.2.

         (e)  No  Wet  Lease  shall   constitute   a  delivery,   transfer,   or
relinquishment of possession for purposes of ss. 7.2, nor shall it be prohibited by the terms hereof.

     8.   MAINTENANCE;   REPLACEMENT   AND   POOLING   OF  PARTS;   ALTERATIONS,
MODIFICATIONS, AND ADDITIONS; OTHER LESSEE COVENANTS

     8.1   MAINTENANCE;   REPLACEMENT   AND   POOLING  OF  PARTS;   ALTERATIONS,
MODIFICATIONS, AND ADDITIONS

         At all times during the Term, Lessee shall comply with (or cause to be complied with) each of the provisions of Annex C, which provisions are hereby incorporated by this reference as if set forth in full herein.

         8.2               INFORMATION, CERTIFICATES, NOTICES, AND REPORTS

                           8.2.1            FINANCIAL INFORMATION

         Lessee will furnish to Lessor and Owner Participant:

                  (a) within 90 days after the end of each of the first three fiscal quarters in each fiscal year of Lessee, a consolidated balance sheet of Lessee and Guarantor as of the end of such quarter, and related statements of income and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, prepared in accordance with GAAP; PROVIDED, that while Lessee or Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Lessee's or Guarantor's report on Form 10-Q for such fiscal quarter (excluding exhibits) will satisfy this clause (a).

                  (b) within 120 days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee and Guarantor as of the end of such fiscal year and related statements of income and cash flows of Lessee and Guarantor for such fiscal year, in comparative form with the preceding fiscal year, prepared in accordance with GAAP, together with a report of Lessee's and Guarantor's independent certified public accountants with respect to their audit of such financial statements; PROVIDED, that while Lessee or Guarantor is subject to the reporting requirements of the Securities Exchange Act of 1934, a copy of Lessee's or Guarantor's report on Form 10-K for such fiscal year (excluding exhibits) will satisfy this clause (b).

                           8.2.2            ANNUAL CERTIFICATE

         Within 120 days after the close of each fiscal year of Lessee, Lessee shall deliver to Lessor and Owner Participant an Officer's Certificate of Lessee to the effect that such officer is familiar with or has reviewed or caused to be reviewed the relevant terms of this Lease and the other Lessee Operative Agreements, and that such officer does not have knowledge of the existence as at the date of such certificate of any Event of Default (or, if any Event of Default exists, specifying the nature and period of existence thereof and the action Lessee has taken or is taking or proposes to take with respect thereto).

                           8.2.3            INFORMATION FOR FILINGS

         Lessee shall promptly furnish to Owner Participant or Lessor such information (other than with respect to the citizenship of Owner Participant and Lessor) within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee, as may be required to enable Lessor to file in a timely manner any reports required to be filed by it as lessor under the Lease or to enable Owner Participant to file in a timely manner any reports required to be filed by it as the beneficiary of the Trust Estate, in either case, with any Government Entity because of, or in connection with, the interest of Owner Participant or Lessor in the Aircraft, this Lease, or any other part of the Trust Estate; PROVIDED, that, with respect to any such information which Lessee reasonably deems commercially sensitive or confidential, Owner Participant or Lessor (as applicable) shall afford Lessee a reasonable opportunity (to the extent reasonably obtainable) to seek from any such Government Entity a waiver of the obligation of Owner Participant or Lessor to file any such information, or shall consent to the filing of such information directly by Lessee in lieu of filing by Owner Participant or Lessor, and if any such waiver or consent is evidenced to the reasonable satisfaction of Owner Participant or Lessor (as applicable), then Lessee shall not be required to furnish such information to Owner Participant or Lessor.

                           8.2.4            OTHER INFORMATION

         Lessee shall provide to Owner Participant from time to time such other information or data as Owner Participant reasonably requests concerning the Aircraft, Lessee's financial condition, or otherwise relating to the transactions or matters contemplated in the Operative Agreements, in each case to the extent within Lessee's or any Permitted Sublessee's possession, or reasonably available to or obtainable by Lessee or such Permitted Sublessee.

                   9. VOLUNTARY TERMINATION UPON OBSOLESCENCE

         9.1               RIGHT OF TERMINATION

         (a) Provided there is then no Special Default or Event of Default, Lessee shall have the right at its option to terminate this Lease during the Base Term, effective only on a Termination Date occurring on or after the seventh anniversary of the Delivery Date, if:

                  (1) Lessee makes a good faith determination that the Aircraft either has become economically obsolete or is surplus to Lessee's requirements, and Lessee's Chief Financial Officer or Treasurer so certifies in writing to Lessor; and

                  (2) Lessee provides Lessor (with a copy to Owner Participant) with written notice of Lessee's exercise of such termination option not less than 180 days and not more than 360 days before the Termination Date specified in such notice.

         (b) Lessor shall notify Lessee of Lessor's intention to sell or retain the Aircraft, as provided in this ss. 9, not less than 120 days before the Termination Date specified in the written notice pursuant to ss. 9.1(a)(2). Any failure by Lessor to give such notice of its election shall be deemed to be an election to sell the Aircraft, as provided in this ss. 9.

         (c) In the event of any termination pursuant to this ss. 9, Lessee shall not acquire additional 737-800 aircraft during the 24 months following such termination, except to replace any lost or damaged aircraft or under short-term operating leases, and Lessee shall notify Lessor in the event Lessee plans to enter into such an operating lease to discuss the possible re-lease of the Aircraft from Lessor to Lessee under such short-term operating lease.

         9.2               ELECTION BY LESSOR TO SELL

                           9.2.1            BIDS; CLOSING OF SALE

         Unless Lessor has notified Lessee of Lessor's election to retain the Aircraft, Lessee, as agent for Lessor, shall, until the date ten Business Days before the Termination Date, use commercially reasonable efforts to obtain bids for a cash purchase of the Aircraft, and Lessor may, if it desires to do so, also seek to obtain such bids. If Lessee receives any bid, Lessee shall promptly, and in any event at least ten Business Days before the Termination Date, certify to Lessor in writing the amount and terms of such bid, and the name and address of the Person (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee or any such Affiliate has an arrangement for the future use of the Aircraft by Lessee or any such Affiliate) submitting such bid. If Lessor receives any bid on or before the date ten Business Days before the Termination Date, Lessor shall, at least ten Business Days before the Termination Date, certify to Lessee in writing the amount and terms of such bid, and the name and address of the Person submitting such bid.

                           9.2.2            CLOSING OF SALE

         (a) On the Termination Date (1) Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft to the bidder (if any) who shall have submitted the highest cash bid on or before the date ten Business Days before such Termination Date, in the same manner as if delivery were made to Lessor pursuant to ss. 5 and Annex B and in full compliance with the terms thereof, and shall duly transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of ss. 5 and Annex B, and (2) Lessor shall simultaneously therewith transfer the Airframe and Engines or engines to such bidder, in the manner described in ss. 4.5, against cash paid to Lessor in the amount of such highest bid and in the manner and in funds of the type specified in ss. 3.3.

         (b) All proceeds of any sale described in ss. 9.2.2(a) shall be paid to and retained by Lessor and, on such Termination Date, and as a condition precedent to such sale and the delivery of the Aircraft and Engines or engines to such bidder, Lessee shall pay to Lessor, in the manner and in funds of the type specified in ss. 3.3:

     (1) all unpaid  Basic Rent due at any time  before such  Termination  Date;
plus

     (2) the excess (if any) of the Termination Value for the Aircraft, computed as of such Termination Date, over the proceeds of such sale; plus

     (3) as provided in ss. 3.2.2, interest on the amounts specified in the foregoing clause (1) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full.

         As a further condition precedent to such sale and delivery, Lessee shall pay all Supplemental Rent due by Lessee to Lessor, or Owner Participant under this Lease (including (aa) all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, (bb) all reasonable and previously-invoiced out-of-pocket fees and expenses (including reasonable fees and expenses of counsel, but excluding brokerage commissions payable to any Person not retained by Lessee) incurred by Lessor and Owner Participant in connection with such sale and the related termination of this Lease), (cc) all previously-invoiced commissions payable to any Person retained by Lessee in connection with such sale, and (dd) all sales, transfer, or similar Taxes then due with respect to such sale). To the extent not invoiced or due on the Termination Date, Lessee shall pay in due course the obligations described in the foregoing clauses (cc),
(dd), and (ee).

         (c) Upon and subject to any such sale and receipt of proceeds by Lessor, and full and final payment of all amounts described in ss. 9.2.2(b), and compliance by Lessee with all the other provisions of this ss. 9.2,

                  (1) Lessor will transfer to Lessee, in accordance with ss. 4.5, any Engines constituting part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                  (2) the obligation of Lessee to pay Basic Rent, on or after the Payment Date with reference to which Termination Value is computed, shall cease, and the Term shall end effective as of the date of such sale.

         (d) A sale of the Aircraft pursuant to this ss. 9.2.2 shall take place only on a Termination Date. Subject to ss. 9.3, if no sale shall have occurred on or as of the proposed Termination Date, this Lease shall continue in full force and effect, and all of Lessee's obligations shall continue, including its obligation to pay Rent, in each case, as if the notice under ss. 9.1 shall not have been given and, subject to ss. 9.2.3(a), Lessee may give another notice pursuant to ss. 9.1.

         (e) Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids, or otherwise to take any action in connection with any such sale other than to transfer to the purchaser named in the highest bid referred to above (or to such purchaser and, in the case of Engines described in ss. 9.2.2(c), to Lessee) the Airframe and Engines or engines against receipt of the payments described in ss. 9.2.2(b)

                           9.2.3            WITHDRAWAL OF NOTICE OF TERMINATION

         (a) So long as Lessor has not elected to retain the Aircraft pursuant to ss. 9.1, Lessee may withdraw any notice given pursuant to ss. 9.1 at any time on or before the date five Business Days before the proposed Termination Date, whereupon this Lease shall continue in full force and effect and all of Lessee's obligations shall continue, including its obligation to pay Rent, in each case as if the notice under ss. 9.1 were not given, and Lessee may give another notice pursuant to ss. 9.1; PROVIDED, that Lessee shall not be entitled to give more than three termination notices pursuant to ss. 9.1 during the Term.

         (b) Lessee shall pay, on an after-tax basis, all reasonable out-of-pocket fees and expenses of Lessor (including reasonable fees and expenses of counsel) and Owner Participant in connection with any notice of termination withdrawn by Lessee or in connection with any notice of termination pursuant to which a sale of the Aircraft fails to occur.

         9.3               RETENTION OF AIRCRAFT BY LESSOR

     (a) If Lessor elects to retain the Aircraft in accordance withss. 9.1, on the Termination Date:

     (1) Lessee shall deliver the Airframe and Engines or engines constituting part of the Aircraft to Lessor pursuant to ss. 5 and Annex B and in full compliance with the terms thereof, and shall duly transfer to Lessor title to any such engines not owned by Lessor, all in accordance with the terms of ss. 5 and Annex B;

     (2) Lessee shall pay to Lessor, in the manner and in funds of the type specified inss. 3.3:

     (aa) all unpaid  Basic Rent due at any time before such  Termination  Date;
plus

     (bb) as provided in ss. 3.2.2, interest on the amounts specified in the foregoing clause (aa) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; and

                  (4) Lessee shall also pay all Supplemental Rent due and payable by Lessee to Lessor or Owner Participant under this Lease, including all interest charges provided for hereunder or under any other Lessee Operative Agreement with respect to the late payment of any amounts so payable, and the reasonable out-of-pocket fees and expenses incurred by Lessor and Owner Participant in connection with such termination and delivery of the Airframe and Engine or engines (excluding brokerage commissions and similar expenses payable to any Person(s) not retained by Lessee).

         (b) Upon full and final payment to Lessor and Owner Participant of the amounts described in ss. 9.3(a)(1), and (3) and (4), and compliance by Lessee with all the applicable provisions of ss. 9.3(a)(2),

                  (1) Lessor will transfer to Lessee, in accordance with ss. 4.5, any Engines constituting part of the Aircraft but which were not then installed on the Airframe and sold therewith; and

                  (2) Lessee's obligation to pay Basic Rent otherwise due on or after the Termination Date shall cease, and the Term for the Aircraft shall end effective as of such Termination Date.

                    10. LOSS, DESTRUCTION, REQUISITION, ETC.

         10.1              EVENT OF LOSS TO THE AIRCRAFT

                           10.1.1           NOTICE AND ELECTION

         (a) If an Event of Loss to the Airframe (and any Engine(s) installed thereon) occurs, Lessee shall promptly (and in any event within 15 days after such occurrence) notify Lessor and Owner Participant of such Event of Loss. Within 60 days after such occurrence, Lessee shall give to Lessor (with a copy to Owner Participant) written notice of Lessee's election to make payment in respect of such Event of Loss, as provided in ss. 10.1.2, or to replace the Airframe and any such Engine(s) as provided in ss. 10.1.3.

         (b) Lessee's failure to give the notice of election described in ss. 10.1.1(a) shall be deemed to be an election of the option set forth in ss.
10.1.2. In addition, Lessee shall not be entitled to elect the option set forth in ss. 10.1.3 if, at the time Lessor receives such notice from Lessee or on the replacement date, a Special Default or an Event of Default exists.

         (c) For purposes of ss. 10.1.2, an Event of Loss to the Airframe shall be deemed to constitute an Event of Loss to the Aircraft. For purposes of ss. 10.1.3, any Engine not actually suffering an Event of Loss shall not be required to be replaced.

     10.1.2 PAYMENT OF LOSS AND TERMINATION OF LEASE

         (a) If Lessee elects, in accordance with ss. 10.1.1, to make payment in respect of any such Event of Loss, then Lessee shall pay, in the manner and in funds of the type specified in ss. 3.3, the following amounts:

                  (1) on the date (the "LOSS PAYMENT DATE") that is the earlier of (x) the Stipulated Loss Value Date first following the 75th day following the date of the occurrence of such Event of Loss, and (y) the Stipulated Loss Value Date first following the fourth Business Day following the receipt of the insurance proceeds with respect to such occurrence (but in any event not earlier than the date of Lessee's election under ss. 10.1.1 to make payment under this ss. 10.1.2), Lessee shall pay to Lessor:

     (aa) all unpaid  Basic Rent due at any time before the Loss  Payment  Date;
plus

     [(bb) all Basic Rent due on the Loss Payment Date; plus]

     (cc) the Stipulated Loss Value computed as of the Stipulated Loss Value Date immediately preceding the Loss Payment Date (or, if the Loss Payment Date is a Stipulated Loss Value Date, the Loss Payment Date), plus

     (dd) if the Loss Payment Date is not a Stipulated Loss Value Date, an additional amount equal to interest, at the rate per annum equal to the SLV Rate, on the amount of the excess referred to in clause (cc) above for each day from and including the Stipulated Loss Value Date referred to in clause [(cc)] to but excluding the Loss Payment Date; plus

     (ee) as provided in ss. 3.2.2, interest on the amount specified in the foregoing clause (aa) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount in full; and

                  (2) on or before the date required for payment of the amounts specified in clause 10.1.2(a)(1), Lessee shall also pay to Lessor and Owner Participant all other amounts due and payable by Lessee to Lessor and Owner Participant under this Lease, the Participation Agreement, or any other Lessee Operative Agreement and, on an after-tax basis, all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by Lessor and each Owner Participant in connection with such Event of Loss.

         (b) Upon payment in full of all amounts described in the foregoing ss. 10.1.2(a)(1), (1) Lessee's liability for use of the Aircraft and obligation to pay Basic Rent hereunder with respect to the Aircraft shall terminate, (2) the Term for the Aircraft shall end, and (3) Lessor will transfer the Aircraft to Lessee, as-is and where-is, and subject to any insurer's salvage rights, but otherwise in the manner described in ss. 4.5.

                           10.1.3           REPLACEMENT OF AIRFRAME AND ENGINES

         (a) If Lessee elects, in accordance with ss. 10.1.1, to replace the Airframe and any Engine(s) suffering the Event of Loss, then Lessee shall, as promptly as possible and in any event within 120 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with ss. 10.3 and as replacement for the Airframe and any such Engine(s), title to a Replacement Airframe (which shall comply with ss. 10.1.3(b)), and for each such Engine a Replacement Engine, in each case free and clear of all Liens other than Permitted Liens (PROVIDED, that if such conveyance occurs after the end of the Term, Lessee shall pay rent for the Aircraft from the end of the Term until return thereof pursuant to ss. 5 at a daily rate equal to the average daily Basic Rent or Renewal Rent, as applicable, over the Base Term or then-expiring Renewal Term, as applicable). If Lessee makes such election, but for any reason does not effect such replacement within such time period and in compliance with the requirements set forth in ss. 10.3, then Lessee shall be deemed to have initially made the election set forth in ss. 10.1.2 with the effect that Lessee shall pay, in the manner and in funds of the type specified in ss. 3.3, the amounts required under, and in accordance with, ss. 10.1.2 (except that the time period for payment referenced in ss. 10.1.2(a)(1) shall, for the purposes of this ss. 10.1.3(a), in all cases be on the Stipulated Loss Value Date first following the 120th day following the date of the occurrence of such Event of
Loss).

         (b) Any such Replacement Airframe shall be an airframe manufactured by the Airframe Manufacturer that is the same model as the Airframe to be replaced thereby, or an improved model, and that has a current value, estimated residual value, utility, and remaining economic useful life (without regard to hours or cycles remaining until the next regular maintenance check, provided no Special Default or Event of Default then exists) at least equal to the Airframe to be replaced thereby (assuming that such Airframe had been maintained in accordance with this Lease), immediately prior to such Event of Loss and that has a year of manufacture no earlier than that of the Airframe to be replaced. Any such Replacement Engine shall meet the requirements of, and be conveyed by Lessee to Lessor in accordance with, ss. 10.2 (other than the notice requirement set forth in ss. 10.2.1).

         10.2              EVENT OF LOSS TO AN ENGINE; ENGINE EXCHANGES

                           10.2.1           NOTICE

         If an Event of Loss to an Engine occurs under circumstances in which no Event of Loss to the Airframe occurs, Lessee shall promptly (and in any event within 15 days after such occurrence) notify Lessor of such Event of Loss.

                           10.2.2           REPLACEMENT OF ENGINE

         Lessee shall, promptly and in any event within 60 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, in compliance with ss. 10.3 and as replacement for the Engine with respect to which any Event of Loss occurred, title to a Replacement Engine, free and clear of all Liens other than Permitted Liens. Such Replacement Engine shall be an engine manufactured by Engine Manufacturer that is the same model as the Engine to be replaced thereby, or an improved model, and that is suitable for installation and use on the Airframe, and that has a current value, estimated residual value, utility, and remaining economic useful life (without regard to hours and cycles remaining until overhaul, provided no Special Default or Event of Default then exists) at least equal to the Engine to be replaced thereby (assuming that such Engine had been maintained in accordance with the Lease) immediately prior to such Event of Loss.

                           10.2.3           ENGINE EXCHANGE

         Upon not less than five Business Days' prior written notice to Lessor (with a copy to Owner Participant), Lessee may replace any Engine leased hereunder with another engine (the "EXCHANGED Engine") meeting the requirements of ss. 10.2.2. Such Exchanged Engine shall be deemed to be a "Replacement Engine", and Lessor and Lessee shall comply with the provisions of ss. 10.3 with regard to the Exchanged Engine and the Engine so replaced.

         10.3              CONDITIONS TO ANY REPLACEMENT

                           10.3.1           DOCUMENTS

         Before or at the time of conveyance of title to any Replacement Airframe or Replacement Engine to Lessor, Lessee shall take each of the following actions:

         (a) furnish Lessor with a full warranty (as to title) bill of sale duly conveying to Lessor such Replacement Airframe or Replacement Engine, in form and substance reasonably satisfactory to Lessor and Owner Participant, and cause such Replacement Airframe to be duly registered in the name of Lessor pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2);

         (b) cause (1) a supplement to this Lease, subjecting such Replacement Airframe or Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution, and, upon such execution, to be filed for recordation with the FAA pursuant to the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2), and (2) such Financing Statements and other filings, as Owner Participant reasonably request, duly executed by Lessee and (to the extent applicable) Lessor (and Lessor shall execute and deliver the same), to be filed in such locations as any such party reasonably requests;

         (c) furnish such evidence of compliance with the insurance provisions of ss. 11 with respect to such Replacement Airframe or Replacement Engine as Owner Participant reasonably requests;

         (d) furnish an opinion or opinions of Lessee's counsel (which may be Lessee's legal department) reasonably satisfactory to Owner Participant and addressed to Lessor and Owner Participant to the effect that (1) such full warranty bill of sale referred to in ss. 10.3.1(a) constitutes an effective instrument for the conveyance of title to the Replacement Airframe or
Replacement Engine, and (2) in the case of a Replacement Airframe or of a Replacement Engine substituted under ss. 10.2.3 in the absence of an Event of Loss, (aa) Lessor will be entitled to the benefits of Section 1110 with respect to the Replacement Airframe, and (bb) as to the U.S. federal income tax consequences to Owner Participant of the replacement;

         (e) furnish an opinion of Lessee's aviation law counsel reasonably satisfactory to Owner Participant and addressed to Lessor and Owner Participant as to the due registration of any such Replacement Airframe and the due filing for recordation of each supplement to this Lease with respect to such Replacement Airframe or Replacement Engine under the Transportation Code (or such other applicable Law of a jurisdiction other than the United States where the Aircraft is registered in accordance with ss. 7.1.2);

         (f) with respect to the replacement of the Airframe and any Engine(s) installed thereon at the time of the Event of Loss, if requested by Owner Participant and at Lessee's expense, furnish a certified report of a qualified independent aircraft appraiser, such report and such appraiser to be reasonably satisfactory to Owner Participant, certifying that such Replacement Airframe and any such Replacement Engine complies with the current value, estimated residual value, utility, and remaining economic useful life requirements set forth in ss. 10.1.3(b); and

         (g) take such other actions and furnish such other certificates and documents as Lessor or Owner Participant may reasonably request in order that such Replacement Airframe or Replacement Engine be duly and properly titled in Lessor, leased hereunder and subjected to the Lien of the Trust Indenture to the same extent as initially required under the Operative Agreements with respect to the Airframe or Engine so replaced.

         Lessor and Lessee understand and agree that if, at the time of any replacement of the Airframe or any Engine(s) as contemplated in this ss. 10, the Airframe was registered in a jurisdiction other than the United States, then the requirements set forth above in this ss. 10.3.1 relating to compliance with the requirements of the Transportation Code or the FAA shall be deemed to refer to the comparable applicable Law of, and the Aviation Authority of, such other jurisdiction.

                           10.3.2           OTHER OBLIGATIONS

         (a) Lessor and Lessee agree that, when and after any Replacement Airframe becomes the Airframe hereunder, and when and after any Replacement Engine becomes an Engine hereunder, this Lease shall continue to be, and shall be treated as, a lease for U.S. federal income tax purposes of such Replacement Airframe and such Replacement Engine. Without limiting the foregoing, Lessee and Lessor intend that Lessor shall, in all events, be entitled to the benefits of
Section 1110 with respect to any Replacement Airframe or Replacement Engine, and Lessee and Lessor shall cooperate and take such action as the other may reasonably request so as to ensure that Lessor shall be entitled to such benefits.

         (b) No Event of Loss to an Engine, or to an Airframe, shall result in, or otherwise allow or permit (other than as provided in ss. 10.1.2(b)), any reduction, deferral, discharge, or other change in the timing or amount of any Rent payable by Lessee hereunder, and (subject to such ss. 10.1.2(b)) Lessee shall pay all such Rent and other amounts as though such Event of Loss had not occurred.

         10.4              CONVEYANCE TO LESSEE

         Upon compliance by Lessee with the applicable terms of ss.ss. 10.1.3, 10.2, and 10.3.1, Lessor will transfer to Lessee the Airframe or Engine(s), as applicable, with respect to which such Event of Loss occurred, in accordance with ss. 4.5.

         10.5              APPLICATION OF PAYMENTS

         Any amounts, other than insurance proceeds in respect of damage or loss not constituting an Event of Loss (the application of which is provided for in ss. 11), received at any time by Lessor, Lessee, or any Permitted Sublessee from any Government Entity or any other Person in respect of any Event of Loss will be paid over to Lessor to be held in accordance with ss. 4.5 and applied as follows:

                           10.5.1           REPLACEMENT OF AIRFRAME AND ENGINES

         If such amounts are received with respect to the Airframe or any Engine(s) installed thereon at the time of such Event of Loss, upon Lessee's compliance with the applicable terms of ss. 10.1.3 with respect to the Event of Loss for which such amounts are received, such amounts shall (subject to ss. 10.9) be paid over to, or retained by, Lessee.

                           10.5.2           LOSS OF ENGINE

         If such amounts are received with respect to an Engine (other than an Engine installed on the Airframe when the Airframe suffers an Event of Loss), upon Lessee's compliance with the applicable terms of ss. 10.2.2 with respect to the Event of Loss for which such amounts are received, such amounts shall (subject to ss. 10.9) be paid over to, or retained by, Lessee.

                           10.5.3           PAYMENT OF LOSS

         If such amounts are received, in whole or in part, with respect to the Airframe, and Lessee makes, has made or is deemed to have made the election set forth in ss. 10.1.2, such amounts shall be applied as follows:

     (a) FIRST, if the sum described in ss. 10.1.2 has not then been paid in full by Lessee, such amounts shall be paid to Lessor to the extent necessary to pay in full such sum; and

     (b) SECOND, the remainder, if any, shall (subject toss. 10.9) be paid to Lessee.

         10.6              REQUISITION OF AIRCRAFT FOR USE

         If any Government Entity requisitions the use of the Airframe and the Engines or engines installed thereon, and if the requisition does not constitute an Event of Loss, Lessee shall promptly notify Lessor of such requisition, and all of Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred; PROVIDED, that, if the Airframe and Engines or engines installed thereon are not returned to Lessor by Lessee at the end of the Term or within 30 days thereafter, then Lessee shall be deemed to have made the election set forth in ss. 10.1.2 with the effect that Lessee shall be obligated to pay the Stipulated Loss Value and all other amounts payable pursuant to ss. 10.1.2 with respect to the Aircraft as if an Event of Loss had occurred as of the end of the Term. If such requisition does not constitute an Event of Loss, Lessee shall be obligated to return the Airframe and Engine(s) or engine(s) to Lessor pursuant to, and in all other respects to comply with the provisions of, ss. 5 promptly upon their return by such Government Entity, and Lessee shall pay (or cause to be paid) to Lessor upon such return an amount equal to the average daily Basic Rent payable by Lessee during the Term for each day after the end of the Term to but excluding the day of such return, up to a maximum of 30 days, which payment may be made from any payments received by Lessor or Lessee from any Government Entity for the use of the Aircraft (notwithstanding any language to the contrary contained in ss. 10.8).

         10.7              REQUISITION OF AN ENGINE FOR USE

         If any Government Entity requisitions for use any Engine but not the Airframe, Lessee will replace such Engine by complying with ss. 10.2 and ss.
10.3 to the same extent as if an Event of Loss with respect to that Engine had occurred, and any payments received by Lessor or Lessee from such Government Entity with respect to such requisition shall be paid or retained in accordance with ss. 10.5.2.

         10.8              APPLICATION OF PAYMENTS

         All payments received by Lessor or Lessee, or any Permitted Sublessee, from any Government Entity for the use of the Airframe and Engine(s) or engine(s) installed thereon during the Term shall be paid over to, or retained by, Lessee, and all payments received by Lessor or Lessee from any Government Entity for the use of the Airframe and Engine(s) or engine(s) installed thereon after the Term shall be paid over to, or retained by, Lessor; PROVIDED, that, if such requisition constitutes an Event of Loss, then all such payments shall be paid over to Lessor and held as provided in ss. 10.5.

         10.9              APPLICATION OF PAYMENTS DURING DEFAULT

         Any amount described in this ss. 10 that is payable or creditable to, or retainable by, Lessee shall not be paid or credited to, or retained by, Lessee if a Special Default or Event of Default exists when such payment, credit, or retention would otherwise occur, but shall instead be held by or paid over to Lessor as security for Lessee's obligations under this Lease and the other Lessee Operative Agreements, and shall be invested pursuant to ss. 4.4 hereof, unless and until such amount is applied, at the option of Lessor, or upon Lessee's written request to Lessor, from time to time during the existence of an Event of Default, to Lessee's obligations under this Lease as and when due (any such application shall be made to such Lessee obligations as Lessor determines in its sole discretion). If and when no Special Default and no Event of Default exists, such amount shall be paid to Lessee to the extent not previously applied in accordance with this ss. 10.9.

                                  11. INSURANCE

         11.1              LESSEE'S OBLIGATION TO INSURE

         Lessee shall comply with, or cause to be complied with, each of the provisions of Annex D, which provisions are hereby incorporated by this reference as if set forth in full herein.

         11.2              INSURANCE FOR OWN ACCOUNT

         Nothing in ss. 11 shall limit or prohibit (a) Lessee from maintaining the policies of insurance required under Annex D with higher limits than those specified in Annex D, or (b) Lessor or Owner Participant from obtaining insurance for its own account (and any proceeds payable under such separate insurance shall be payable as provided in the policy relating thereto);
PROVIDED, that no insurance may be obtained or maintained that would limit or otherwise adversely affect the coverage of or increase the cost of any insurance required to be obtained or maintained by Lessee pursuant to this ss. 11 and Annex D.

         11.3              INDEMNIFICATION BY GOVERNMENT IN LIEU OF INSURANCE

         During the period of any Government Entity's requisition for use of the Aircraft or any Engine, Lessor, and Owner Participant shall accept, in lieu of insurance against any risk with respect to the Aircraft described in Annex D, indemnification from, or insurance provided by, the U.S. Government, or upon Owner Participant's written consent, other Government Entity, against such risk in an amount that, when added to the amount of insurance (including permitted self-insurance), if any, against such risk that Lessee (or any Permitted Sublessee) may continue to maintain, in accordance with this ss. 11, during the period of such requisition, shall be at least equal to the amount of insurance against such risk otherwise required by this ss. 11.

         11.4              APPLICATION OF INSURANCE PROCEEDS

         As between Lessor and Lessee, all insurance proceeds received as a result of the occurrence of an Event of Loss to the Aircraft or any Engine under policies required to be maintained by Lessee pursuant to this ss. 11 will be applied in accordance with ss. 10.5. All proceeds of insurance required to be maintained by Lessee, in accordance with ss. 11 and ss. B of Annex D, in respect of any property damage or loss not constituting an Event of Loss to the Aircraft, the Airframe, or any Engine will be applied to pay (or to reimburse Lessee) for repairs or for replacement property incorporated in accordance with ss. 8.1, and any balance remaining after such repairs or replacement with respect to such damage or loss shall be paid over to, or retained by, Lessee.

         11.5              APPLICATION OF PAYMENTS DURING DEFAULT

         Any amount described in this ss. 11 that is payable or creditable to, or retainable by, Lessee shall not be paid or credited to, or retained by, Lessee if a Special Default or Event of Default exists when such payment, credit, or retention would otherwise occur, but shall instead be held by or paid over to Lessor as security for Lessee's obligations under this Lease, and shall be invested pursuant to ss. 4.4 unless and until such amount is applied, at Lessor's option, or upon Lessee's written request to Lessor, from time to time during the existence of an Event of Default, to Lessee's obligations under this Lease and the other Lessee Operative Agreements as and when due (any such application to be made to such obligations of Lessee as Lessor determines in its sole discretion). If and when no Special Default and Event of Default exists, such amount shall be paid to Lessee to the extent not previously applied in accordance with this ss. 11.5.

                                 12. INSPECTION

         (a) At all reasonable times Lessor, Owner Participant, or their authorized representatives (the "INSPECTING PARTIES") may (not more than once every 12 months by each such Person, unless an Event of Default exists or during the last 12 months of the Base Term and any Renewal Term, then such inspection right shall not be so limited) inspect the Aircraft and the Aircraft Documents, and any such Inspecting Party may make copies of the Aircraft Documents not reasonably deemed confidential by Lessee or a Permitted Sublessee.

         (b) Any inspection of the Aircraft hereunder shall be limited to a visual, walk-around inspection that may include going on board the Aircraft and visually examining the contents of any open panels, bays, or other components of the Airframe or Engines, but shall not include the opening of any unopened panels, bays, or other components of the Aircraft, and no such inspection shall interfere with Lessee's or any Permitted Sublessee's maintenance or operation of the Aircraft, the Airframe, or any Engine.

         (c) Lessor and Owner Participant shall not have any duty or liability to make, or any duty or liability by reason of not making, any such visit, inspection or survey.

         (d) Each Inspecting Party shall bear its own expenses in connection with any such inspection (including the cost of any copies made in accordance with ss. 12(a)), except following an Event of Default, in which case Lessee will bear the costs of inspection and pay the same on demand.

         (e) Upon Lessor's request, during the last 12 months of the Base Term and any Renewal Term, Lessee will give 10 Business Days' prior written notice to Lessor and Owner Participant of any scheduled maintenance checks, inspections, surveys, or repair visits. During such period, Owner Participant or its representative may attend any and all such maintenance checks, inspections, surveys, or repair visits.

                 13. ASSIGNMENT; MERGER; SUCCESSOR OWNER TRUSTEE

         13.1              IN GENERAL

         This Lease and the other Lessee Operative Agreements shall bind and benefit Lessor and Lessee and their successors and permitted assigns. Except as otherwise expressly permitted by the terms of the Lease or any other Lessee Operative Agreement, Lessee will not, without the prior written consent of Owner Participant, assign any of its rights under this Lease.

         13.2              MERGER OF LESSEE

                           13.2.1           IN GENERAL

     Lessee shall not consolidate with or merge into any other Person under circumstances in which Lessee is not the surviving corporation, or convey, transfer, or lease in one or more transactions all or substantially all of its assets to any other Person, unless:

     (a) such Person is organized, existing, and in good standing under the Laws of the United States, any state of the United States, or the District Columbia, and, upon consummation of such transaction, such Person will be a U.S. Air Carrier;

     (b) such Person executes and delivers to Lessor and Owner Participant a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Participant, containing an effective assumption by such Person of the due and punctual performance and observance of each covenant, agreement, and condition in the Lessee Operative Agreements to be performed or observed by Lessee;

     (c) such Person makes such filings and recordings with the FAA pursuant to the Transportation Code as shall be necessary to evidence such consolidation or merger;

     (d) Lessee furnishes Lessor and Owner Participant an opinion of counsel reasonably satisfactory to Owner Participant to the effect that such consolidation or merger has satisfied at the closing of such consolidation or merger items (a), (b) and (c) above;

     (e) immediately after giving effect to such consolidation or merger, no Special Default or Event of Default exists;

         (f) unless Owner Participant otherwise consents, immediately after giving effect to such consolidation or merger, such Person will have a tangible net worth of at least the lesser of (i) 100% of Lessee's tangible net worth immediately prior to such consolidation or merger, and (ii) the greater of (aa) the tangible net worth of Lessee as of March 31, 2000, and (bb) 65% of Lessee's tangible net worth immediately prior to such consolidation or merger; and

         (g) upon such consolidation or merger becoming effective, Lessor will enjoy the same degree of protection under Section 1110 with respect to the Aircraft as Lessor enjoyed prior to such merger.

                           13.2.2           EFFECT OF MERGER

         Upon any such consolidation or merger of Lessee with or into, or the conveyance, transfer, or lease by Lessee of all or substantially all of its assets to, any Person in accordance with this ss. 13.2, such Person will succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Lessee Operative Agreements with the same effect as if such Person had been named as "Lessee" therein. No such consolidation, merger, conveyance, transfer, or lease shall have the effect of releasing Lessee or such Person from any of Lessee's obligations, liabilities, covenants, or undertakings under the Lessee Operative Agreements.

         13.3              SUCCESSOR OWNER TRUSTEE

         If any successor is appointed to serve as Owner Trustee pursuant to the terms of the Participation Agreement and the Trust Agreement, such successor shall, upon written notice by such successor to Lessee, succeed to all the rights, powers, and title of Lessor hereunder, and shall be deemed to be "Lessor" and the owner of the Aircraft and the other assets of the Trust Estate for all purposes hereof, without the need for any consent or approval by Lessee and without in any way altering the terms of this Lease or Lessee's obligations hereunder. An appointment and designation of a successor as Owner Trustee shall not exhaust the right to appoint and designate further successors or additional trustees as Owner Trustees pursuant to the Participation Agreement and the Trust Agreement, and such right may be exercised repeatedly as long as this Lease shall be in effect.

                              14. EVENTS OF DEFAULT

         The existence of any one or more of the following circumstances, conditions, acts, or events, for any reason whatsoever and whether any such circumstance, condition, act, or event is voluntary or involuntary or comes about or is effected by operation of Law or pursuant to or in compliance with any judgment, decree, order, rule, or regulation of any Government Entity, shall constitute an Event of Default so long as it shall not have been remedied:

         14.1              PAYMENTS

         Lessee fails to pay any amount of Basic Rent, Stipulated Loss Value, or Termination Value within five Business Days after it becomes due; or Lessee fails to pay any Supplemental Rent (other than Stipulated Loss Value or Termination Value) when due and such failure continues for a period in excess of ten Business Days from and after the date of any written notice to Lessee from Lessor of the failure to make such payment when due.

         14.2              INSURANCE

         Lessee fails to carry and maintain, or cause to be carried and maintained, insurance on and in respect of the Aircraft in accordance with the provisions of ss. 11.

         14.3              OTHER COVENANTS

         Lessee fails to observe or perform (or cause to be observed and performed) in any material respect any other covenant, agreement, or obligation of Lessee in any Lessee Operative Agreement, and such failure continues unremedied for a period of 30 days from and after the date of written notice thereof to Lessee (or the Guarantor, as the case may be) from Lessor or Owner Participant, unless such failure is capable of being corrected and Lessee is diligently proceeding to correct such failure, and such failure poses no imminent and material risk of Lessor or Owner Participant losing their respective interests in the Aircraft, in which case there shall be no Event of Default unless and until such failure continues unremedied for a period of 270 days after receipt of such notice; PROVIDED, that in all events Lessee must remedy such failures within 90 days of Lessee's obtaining access to the Aircraft.

         14.4              REPRESENTATIONS AND WARRANTIES

         Any representation or warranty made by Lessee in any Lessee Operative Agreement (other than Lessee's representations and warranties in the Tax Indemnity Agreement) (a) proves to have been untrue or inaccurate in any material respect as of the date made, (b) is material at the time in question, and (c) remains uncured (to the extent of the adverse impact of such incorrectness on the interest of Owner Participant or Lessor) for a period in excess of 30 days from and after the date of written notice thereof from Lessor or Owner Participant to Lessee (or Guarantor, as the case may be); provided that clause (c) above will not apply to Lessee's representations as to the financial condition of Lessee.

         14.5              BANKRUPTCY AND INSOLVENCY

         (a) Lessee or Guarantor consents to the appointment of or the taking of possession by a receiver, trustee, or liquidator of itself or of substantially all of its property, or Lessee or Guarantor admits in writing its inability to pay its debts generally as they come due, or does not pay its debts generally as they become due or makes a general assignment for the benefit of creditors, or Lessee or Guarantor files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time), or Lessee or Guarantor seeks relief by voluntary petition, answer, or consent under the provisions of any other bankruptcy or other similar Law providing for the reorganization or winding-up of corporations (as in effect at such time); or

         (b) an order, judgment, or decree is entered by any court of competent jurisdiction appointing, without Lessee's or Guarantor's consent, a receiver, trustee, or liquidator of Lessee or Guarantor or of substantially all of the property of Lessee or Guarantor, or substantially all of Lessee's or Guarantor's property is sequestered, and any such order, judgment, or decree of appointment or sequestration remains in force undismissed, unstayed, and unvacated for a period of 90 days after the date of entry thereof; or

         (c) a petition against Lessee or Guarantor in a case under any bankruptcy Laws or other insolvency Laws (as in effect at such time) is filed and not withdrawn or dismissed within 90 days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations that applies to Lessee or Guarantor, any court of competent jurisdiction assumes jurisdiction, custody, or control of Lessee or Guarantor or of substantially all of its property, and such jurisdiction, custody or control remains in force unrelinquished, unstayed, and unterminated for a period of 90 days.

         14.6     REPUDIATION OR INVALIDITY OF GUARANTEE

         Either (a) Guarantor repudiates its obligations, in whole or in part, under the Guarantee; or (b) the Guarantee ceases to be in full effect, is determined to be invalid, or becomes unenforceable for any reason.

                            15. REMEDIES AND WAIVERS

         15.1              REMEDIES

         If any Event of Default exists, Lessor may, at its option and at any time and from time to time, exercise any one or more of the following remedies as Lessor in its sole discretion shall elect:

                           15.1.1           RETURN AND REPOSSESSION

         Lessor may cause Lessee, upon giving written notice to Lessee, to return promptly, and Lessee shall return promptly, the Airframe and Engines as Lessor shall so demand, to Lessor or its order in the manner and condition required by, and otherwise in accordance with, all the provisions of ss. 5, as if the Airframe or Engine were being returned at the end of the Term or Lessor, at its option, may enter upon the premises where the Airframe or any Engine, or any Part thereof, is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise.

                           15.1.2           SALE AND USE

         Lessor may sell the Airframe or any Engine at public or private sale, at such time(s) and place(s), and to such Person(s) (including Owner Participant), as Lessor determines; or Lessor may otherwise dispose of, hold, use, operate, lease to others, or keep idle the Airframe or any Engine, as Lessor, in its sole discretion, shall determine, all free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except as hereinafter set forth in this ss. 15, and except to the extent that such proceeds would constitute, under applicable Law, a mitigation of Lessor's damages suffered or incurred as a result of the subject Event of Default. Lessor shall give to Lessee at least 15 days' prior written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale.

                           15.1.3           CERTAIN LIQUIDATED DAMAGES

         Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under ss. 15.1.1 or ss. 15.1.2 with respect to the Airframe or any Engine, or any Part thereof, Lessor, by written notice to Lessee specifying a payment date (which shall be the first Stipulated Loss Value Date occurring not less than 10 days after the date of such notice), may demand that Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date so specified and in the manner and in funds of the type specified in ss. 3.3, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent (as applicable) for the Aircraft in respect of all periods commencing on or after the date specified for payment in such notice), the following amounts:

     (a) all unpaid Basic Rent due at any time before the Stipulated Loss Value Date specified in such notice; plus

     (b) whichever of the following amounts Lessor, in its sole discretion specifies in such notice:

                  (1) an amount equal to the excess (if any) of the present value, computed as of the Stipulated Loss Value Date specified in such notice, discounted to such date at a rate equal to the SLV Rate compounded quarterly, of all unpaid Basic Rent during the then-remaining portion of the Base Term (or, if a Renewal Term has commenced, of all unpaid Basic Rent during the remaining portion of such Renewal Term) over the Fair Market Rental Value of the Aircraft for the remainder of the Term, after discounting such Fair Market Rental Value to present value (at a rate per annum equal to the SLV Rate, compounded quarterly) as of the Stipulated Loss Value Date specified in such notice, or

                  (2) an amount equal to the excess (if any) of the Stipulated Loss Value for the Aircraft, computed as of the Stipulated Loss Value Date specified in such notice, over the Fair Market Sales Value of the Aircraft, as of the Stipulated Loss Value Date specified in such notice; plus

         (c) interest on the amounts specified in the foregoing clause (a) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

         (d) interest on the amount  specified in the foregoing clause (b)(1) or
(b)(2), according to Lessor's election, at the Past-Due Rate from and including the Stipulated Loss Value Date specified in such notice to the date of payment of such amount.

                           15.1.4           LIQUIDATED DAMAGES UPON SALE

         If, pursuant to ss. 15.1.2 or applicable Law, Lessor has sold the Airframe or any Engine, then, in lieu of exercising its rights under ss. 15.1.3 with respect to the Aircraft, the Airframe, or any Engine (as applicable), Lessor may, if Lessor so elects, upon giving written notice to Lessee, demand that Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale and in the manner and in funds of the type specified in ss. 3.3, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft in respect of all periods commencing on or after the date of such sale), the following amounts:

     (a) all unpaid Basic Rent due at any time before the Stipulated Loss Value Date on or immediately preceding the date of such sale; plus

     (b) an amount equal to the excess, if any, of (1) the Stipulated Loss Value of the Aircraft, computed as of the Stipulated Loss Value Date referred to in the foregoing clause (a), over (2) the proceeds of such sale; plus

     (c) if the date of such sale is not a Stipulated Loss Value Date, an amount equal to interest, at the rate per annum equal to the SLV Rate, on the amount of Stipulated Loss Value referred to in clause (b)(1) above, from and including the Stipulated Loss Value Date referred to in the foregoing clause (a) to the date of such sale; plus

     (d) all brokerage and other out-of-pocket fees and expenses incurred by Lessor and Owner Participant in connection with such sale; plus

     (e) interest on the amounts specified in the foregoing clause (a) at the Past-Due Rate from and including the date on which any such amount was due to the date of payment of such amount; plus

     (f) interest on the sum of the amounts  specified in the foregoing  clauses
(b), (d) and (e) at the Past-Due Rate from and including the date of such sale to the date of payment of such amounts.

                           15.1.5           RESCISSION

         Lessor may (a) at its option, rescind or terminate this Lease as to the Aircraft, the Airframe, or any Engine, or any Part thereof, or (b) exercise any other right or remedy that may be available to it under applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                           15.1.6           OTHER REMEDIES

         In addition to the foregoing remedies (but without duplication of amounts otherwise paid under this ss. 15), Lessee shall be liable for any and all unpaid Rent due hereunder before, during, or after (except as otherwise provided herein) the exercise of any of the foregoing remedies and for all reasonable attorneys' fees and other costs and expenses of Lessor and Owner Participant, including interest on overdue Rent at the rate as herein provided, incurred by reason of the existence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the terms of ss. 5, or in placing the Airframe or any Engine in the condition and airworthiness required by ss. 5.

         15.2              LIMITATIONS UNDER CRAF

         Notwithstanding the provisions of ss. 15.1, during any period that the Aircraft, the Airframe, or any Engine is subject to CRAF in accordance with the provisions of ss. 7.2.3 and in the possession of the U.S. Government, Lessor shall not, as a result of any Event of Default, exercise its remedies hereunder in such manner as to limit Lessee's control under this Lease (or any Permitted Sublessee's control under any Permitted Sublease) of the Aircraft, the Airframe, or such Engine, unless Lessor gives at least 30 days' (or such other period as may then apply under CRAF) written notice of default hereunder by registered or certified mail to Lessee (and any Permitted Sublessee) with a copy to the Contracting Officer Representative or Representatives for the Military Airlift Command of the United States Air Force to whom notices must be given under the contract governing Lessee's (or any Permitted Sublessee's) participation in CRAF with respect to the Aircraft, the Airframe, or any Engine.

         15.3              RIGHT TO PERFORM FOR LESSEE

         If Lessee (a) fails to make any payment of Rent required to be made by it hereunder or (b) fails to perform or comply with any of its agreements contained herein and such failure under this clause (b) continues for a period of 30 days after the earlier of Lessor or Owner Participant, giving written notice thereof to Lessee, or (c) fails to maintain the insurance required hereunder and such failure under this clause (c) continues for 10 days after such notice, then Lessor or Owner Participant may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor or Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement (as applicable), together with interest thereon at the Past-Due Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand by Lessor or Owner Participant, whichever is entitled thereto. No such payment, performance, or compliance shall be deemed to waive any Default or otherwise relieve Lessee of its obligations with respect thereto.

     15.4 DETERMINATION OF FAIR MARKET RENTAL VALUE AND FAIR MARKET SALES VALUE

         For the purpose of this ss. 15, the Fair Market Rental Value or the Fair Market Sales Value of the Aircraft, the Airframe, or any Engine shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of such an aircraft, airframe, or engine. Any such determination shall be made by an Appraiser selected by Lessor, and the costs and expenses associated therewith shall be borne by Lessee; PROVIDED, that, if Lessor does not obtain possession of the Aircraft pursuant to this ss. 15, an Appraiser shall not be appointed, and Fair Market Rental Value and Fair Market Sales Value for purposes of this ss. 15 shall be zero.

         15.5              REMEDIES CUMULATIVE

         Nothing contained in this Lease shall be construed to limit in any way any right, power, remedy, or privilege of Lessor hereunder or under any other Operative Agreement or now or hereafter existing at law or in equity. Each and every right, power, remedy, and privilege hereby given to, or retained by, Lessor in this Lease shall be in addition to and not in limitation of every other right, power, remedy, and privilege given under the Operative Agreements or now or hereafter existing at law or in equity. Each and every right, power, remedy, and privilege of Lessor under this Lease and any other Operative Agreement may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such rights, powers, remedies, and privileges shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other. Lessee hereby waives to the extent permitted by applicable Law any right which it may have to require Lessor to choose or elect remedies.

                         16. LESSEE'S OBLIGATIONS; NO SETOFF, COUNTERCLAIM, ETC.

         (a) Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional, and shall not be affected by any event or circumstance, including: (1) any setoff, counterclaim, recoupment, defense, or other right that Lessee may have against Lessor, Owner Participant, or any other Person for any reason whatsoever; (2) any defect in the title, airworthiness, condition, design, operation, or fitness for use of, or any damage to or loss or destruction of, the Aircraft, the Airframe, or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason
whatsoever;  (3)  any  insolvency,   bankruptcy,   reorganization,   or  similar
proceedings by or against Lessee or any other Person; or (4) any other circumstance, happening, or event whatsoever, whether or not similar to any of the foregoing.

         (b) If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Lessee nonetheless agrees to pay an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Lessee hereby waives, to the extent permitted by applicable Law, any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit, or surrender this Lease, except in accordance with the express terms hereof.

         (c) Nothing set forth in this ss. 16 shall be construed to prohibit Lessee from separately pursuing any claim that it may have from time to time against Lessor or any other Person with respect to any matter (other than the absolute and unconditional nature of Lessee's obligations hereunder to pay Rent, and other than the matters specified in paragraphs (a) and (b) above).

                        17. RENEWAL AND PURCHASE OPTIONS

         17.1              NOTICES GENERALLY

         (a) Unless otherwise provided by this ss. 17, at least 270 days and no more than 365 days before the Scheduled Expiration Date for the Base Term or then-current Renewal Term, Lessee may provide irrevocable written notice to Lessor (a "PRELIMINARY NOTICE"), with a copy of such notice to Owner Participant, that Lessee intends to exercise the option either to extend the leasing of the Aircraft for a Renewal Term pursuant to ss. 17.2 or to purchase the Aircraft on the Scheduled Expiration Date pursuant to ss. 17.3.

         (b) If Lessee gives a Preliminary Notice, then Lessee shall provide a further notice, at least 30 days before the following Scheduled Expiration Date, specifying which option it intends to elect, pursuant to ss. 17.2.1 or ss.
17.3.1 (as applicable). If Lessee fails to give such further notice at least 30 days before such Scheduled Expiration Date, Lessee shall be deemed to have elected its option to purchase the Aircraft pursuant to ss. 17.3.1.

         17.2              RENEWAL OPTIONS

                           17.2.1           RENEWAL NOTICE

         (a) If Lessee has given a Preliminary Notice, as specified in ss. 17.1, and subject to the terms and conditions of this ss. 17.2, Lessee may exercise its option to extend the leasing of the Aircraft hereunder until the following Scheduled Expiration Date, on the same terms (except as contemplated by this ss.
17) as in the Lessee Operative Agreements with respect to the Base Term, by delivering a notice (a "RENEWAL NOTICE") to Lessor not less than 30 days before the Scheduled Expiration Date.

     (b) Notwithstanding anything to the contrary in any Operative Agreement:

                  (1) No Preliminary Notice or Renewal Notice shall be binding on Lessor or oblige Lessor to extend the leasing of the Aircraft hereunder for a Renewal Term if any Special Default or Event of Default exists on and as of the date that such Renewal Term would otherwise commence.

                  (2) A Renewal Notice shall be revocable by Lessee until 10 Business Days after the Renewal Rent is determined in accordance with ss. 17.2.2, and unless revoked by written notice by Lessee to Lessor shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to extend the leasing of the Aircraft hereunder for the Renewal Term to which such Renewal Notice relates. If Lessee revokes a Renewal Notice as indicated above, Lessee will be deemed to have irrevocably elected its option to purchase the Aircraft pursuant to ss. 17.3.1.

                  (3) Lessee shall not be entitled to give any Renewal Notice if it (aa) has not delivered a Preliminary Notice to Lessor, (bb) has delivered a Purchase Notice to Lessor, or (cc) has previously delivered four Renewal Notices to Lessor.

                           17.2.2           RENEWAL RENT

         (a) During each Renewal Term, Lessee shall pay to Lessor on each Payment Date, in the manner and in the funds of the type specified in ss. 3.3, Renewal Rent in arrears.

         (b) The Renewal Rent payable by Lessee on each Payment Date during each Renewal Term shall be the Fixed Rate (or, if less, the Applicable Percentage of the Fair Market Rental Value). Any such Fair Market Rental Value shall be determined not more than 120 days and not less than 100 days before the first day of such Renewal Term by mutual agreement of Lessor and Lessee or, if they do not agree, by an appraisal in accordance with ss. 17.4.

     17.2.3 STIPULATED LOSS AND TERMINATION VALUES

         (a) For any Renewal Term, Stipulated Loss Value Dates and Termination Value Dates shall be extended throughout such Renewal Term on the same days and for the same months as during the Base Term.

         (b) Stipulated Loss Value and Termination Value amounts that are payable during any such Renewal Term shall be determined at the same time that the Renewal Rent for such Renewal Term is determined under ss. 17.2.2. Stipulated Loss Values and Termination Values for any such Renewal Term shall, commencing on the first day of such Renewal Term, be equal to the Fair Market Sales Value of the Aircraft on such day, and shall decline ratably on a monthly basis to the salvage value of the Aircraft as of the last day of its remaining useful life.

         (c) For purposes of calculating Stipulated Loss Value and Termination Value amounts applicable during any Renewal Term, the "salvage value" and "useful life" shall be determined by mutual agreement of Lessor and Lessee, or, if they do not agree, by an appraisal in accordance with ss. 17.4.

         17.3              PURCHASE OPTIONS

                           17.3.1           PURCHASE NOTICE

     (a) Provided that at the time of such election no Special Default or Event of Default exists, Lessee may, subject to ss. 17.1 and this ss. 17.3, elect to purchase the Aircraft: (1) on the EBO Date as shown on Schedule 5 at the price indicated thereon; (2) on any Purchase Date, at a purchase price equal to the Fair Market Sales Value of the Aircraft computed as of the Purchase Date; or (3)
(aa) on any Payment Date occurring after the Tax Attribute Period, if a Burdensome Indemnity Payment not waived by Owner Participant shall become due and owing, if Lessee did not cause such indemnity with the intent of permitting such purchase and if such purchase would eliminate such indemnity on a future basis, or (bb) on any Payment Date after the EBO Date, if Lessee has committed to (but not commenced) a Significant Expenditure, then (whether as to clause
(aa) or (bb)) at a purchase price equal to the greater of (x) the Fair Market Sales Value of the Aircraft computed as of such Payment Date (not including any portion of the Fair Market Sales Value of the Aircraft attributable to any Significant Expenditure) and (y) the Termination Value for the Aircraft computed as of such Payment Date.

     (b) Lessee may exercise such option to purchase the Aircraft, by delivery of a written notice (a "PURCHASE NOTICE") to Lessor (with a copy of such Purchase Notice to Owner Participant) not less than 60 days and no more than 365 days before the EBO Date (for a purchase under ss. 17.3.1(a)(1)), not less than 30 days and no more than 365 days before the Purchase Date (for a purchase under ss. 17.3.1(a)(2)), and not less than 120 days and no more than 365 days before the Payment Date specified in such Purchase Notice (for a voluntary termination purchase under ss. 17.3.1(a)(3)).

     (c) Notwithstanding anything to the contrary in any Operative Agreement:

                  (1) Any Purchase Notice delivered or deemed to have been delivered pursuant to ss. 17.3.1(a)(1) or (2) shall be irrevocable and shall constitute an unconditional obligation of Lessee to purchase the Aircraft under this ss. 17.3; and any Purchase Notice delivered pursuant to ss. 17.3.1(a)(3), shall be revocable until 10 Business Days after the determination of the Fair Market Sales Value in accordance with ss. 17.3.2, and unless so revoked by written notice by Lessee to Lessor (with a copy to Owner Participant) shall thereafter become irrevocable and shall constitute an unconditional obligation of Lessee to purchase the Aircraft under this ss. 17.3.

     (2) Lessee shall not be entitled to give any Purchase Notice pursuant to ss. 17.3.1(a)(2) if it has not delivered a Preliminary Notice.

     17.3.2 DETERMINATION OF FAIR MARKET SALES VALUE

         The Fair Market Sales Value of the Aircraft shall be determined not more than 120 days and not less than 100 days before the applicable Purchase Date or Payment Date by mutual agreement of Lessor and Lessee, or, if they shall be unable to agree, by an appraisal in accordance with ss. 17.4.

                           17.3.3   PAYMENTS BY LESSEE

     (a) If Lessee elects to purchase the Aircraft pursuant to clause (1) of ss. 17.3.1(a), then on the EBO Date Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due before the EBO Date; plus

     (2) the EBO Price; plus

     (3) all Supplemental Rent then due, and any sales or transfer tax then due in connection with such purchase.

     (b) If Lessee elects to purchase the Aircraft pursuant to clause (2) of ss. 17.3.1(a), then on the applicable Purchase Date Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due on or before such Purchase Date; plus

     (2) the applicable purchase price for the Aircraft; plus

     (3) all Supplemental Rent then due, and any sales or transfer tax then due in connection with such purchase.

     (c) If Lessee elects to purchase the Aircraft pursuant to clause (3) of ss. 17.3.1(a), then on the Payment Date on which Lessee elects to purchase the Aircraft, Lessee shall pay to Lessor in immediately available funds:

     (1) all unpaid Basic Rent due on or before such Payment Date; plus

     (2) the purchase price of the Aircraft pursuant to such clause (3); plus

     (3) all Supplemental Rent then due, and any sales or transfer tax then due in connection with such purchase.

                           17.3.4           TITLE

         Upon full and final payment by Lessee of (a) the applicable amount payable under ss. 17.3.3, (b) on an after-tax basis, all out-of-pocket fees and expenses (including reasonable fees and expenses of counsel) incurred by Lessor and Owner Participant in connection with such purchase and invoiced to Lessee prior thereto, and (c) all other amounts then due and payable by Lessee under the Operative Agreements, Lessor will transfer to Lessee title to the Aircraft in accordance with ss. 4.5.

                           17.3.5           INSTALLMENT EBO PURCHASE

         Lessee and Lessor acknowledge that at Lessee's election the EBO Price may be payable in installments as provided in Schedule 5. Lessor and Lessee agree that if Lessee elects to purchase the Aircraft pursuant to ss. 17.3.1(a)(1) and elects to pay the EBO Price in installments, Lessee agrees to provide security to Lessor to secure the unpaid balance of the EBO Price, which security shall be required to be in an amount and otherwise in form and substance reasonably satisfactory to Lessor and Owner Participant. Subject to the foregoing, upon payment of the initial installment of the EBO Price as set forth in Schedule 5 together with all amounts otherwise payable pursuant to ss. 17.3.3(a) and ss. 17.3.4, Lessor will transfer title to the Aircraft in accordance with ss. 4.5.

         17.4              APPRAISALS

         Whenever Fair Market Rental Value or Fair Market Sales Value of the Aircraft is required to be determined by an appraisal under this ss. 17, Lessee and Lessor shall appoint a mutually-satisfactory Appraiser to conduct such appraisal. If Lessee and Lessor fail to agree upon a satisfactory Appraiser, then each shall promptly appoint a separate Appraiser, and such Appraisers shall jointly determine such amount. If either Lessee or Lessor does not so appoint an Appraiser, the determination of the single Appraiser appointed shall be final. If two Appraisers are appointed and within seven days after the appointment of the latter of such two Appraisers, they do not agree upon such amount, such two Appraisers shall, within eight days after such latter appointment, appoint a third Appraiser, and such amount shall be determined by such three Appraisers, who shall make their separate appraisals within seven days following the appointment of the third Appraiser, and any determination so made shall be conclusive and binding upon Lessor and Lessee. If no such third Appraiser is appointed within such eight-day period, either Lessor or Lessee may apply to the American Arbitration Association to make such appointment, and both parties shall be bound by such appointment. The foregoing appraisal procedure shall in any event be completed no less than 125 days before the end of the Base Term or any Renewal Term (unless such procedure is undertaken in connection with ss. 15 or ss. 17.3.1(a), in which case it shall be completed promptly). If three Appraisers are appointed and the difference between the determination which is further from the middle determination and the middle determination is more than 125% of the difference between the middle determination and the third determination, then such further determination shall be excluded, the remaining two determinations shall be averaged, and such average shall be final and binding upon Lessor and Lessee. Otherwise, the average of all three determinations shall be final and binding upon Lessor and Lessee. The fees and expenses of all such Appraisers and such appraisal procedure shall be borne equally by Lessee and Lessor.

                                18. MISCELLANEOUS

         18.1              AMENDMENTS

         No provision of this Lease may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this Lease that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by Lessor and Lessee. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this Lease shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in an agreement, document, or instrument in writing and signed by Lessor and Lessee.

         18.2              SEVERABILITY

         If any provision hereof shall be held invalid, illegal, or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction, and (b) such invalidity, illegality, or unenforceability shall not affect the validity, legality, or enforceability of such provision in any other jurisdiction. If, however, any Law pursuant to which such provisions are held invalid, illegal, or unenforceable may be waived, Lessor and Lessee hereby waive such Law to the full extent permitted, to the end that this Lease shall be deemed to be a valid and binding agreement in all respects, enforceable in accordance with its terms.

         18.3              THIRD-PARTY BENEFICIARY

         This Lease is not intended to provide, and shall not provide, any Person not a party hereto (other than Owner Participant and the Persons referred to in ss. 4.6) with any rights of any nature whatsoever against either of the parties hereto, and no Person not a party hereto (other than Owner Participant and the Persons referred to in ss. 4.6) shall have any right, power, or privilege in respect of this Lease, or have any benefit or interest arising out of this Lease.

         18.4              REPRODUCTION OF DOCUMENTS

         This Lease (including all annexes, schedules, and exhibits hereto) and all agreements, instruments, and documents relating hereto, including (a) consents, waivers, and modifications that may hereafter be executed, and (b) financial statements, certificates, and other information previously or hereafter furnished to any party hereto, may be reproduced by such party by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process, and such party may destroy any original documents so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business), and any enlargement, facsimile, or further reproduction of such reproduction likewise is admissible in evidence.

         18.5              COUNTERPARTS

         This Lease and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. The single fully-executed original of this Lease marked "Original" on the signature page hereof is the original for chattel paper purposes, and all other counterparts are duplicates for chattel paper purposes and are marked "duplicate" on the signature page hereof. No security interest in this Lease may be perfected by the possession of any counterpart other than the "Original".

         18.6              NOTICES

         Unless otherwise expressly permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers, and other communications required or permitted to be made, given, furnished, or filed hereunder shall be made, given, furnished, or filed, and shall become effective, in the manner prescribed in ss. 15.7 of the Participation Agreement.

         18.7              GOVERNING LAW

         THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE. THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK.

         18.8              NO WAIVER

         No failure on the part of Lessor to exercise, and no delay by Lessor in exercising, any of its rights, powers, remedies, or privileges under this Lease or provided at Law, in equity or otherwise shall impair, prejudice, or constitute a waiver of any such right, power, remedy, or privilege or be construed as a waiver of any breach hereof or default hereunder or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy, or privilege preclude any other or further exercise thereof by Lessor or the exercise of any other right, power, remedy, or privilege by Lessor. No notice to or demand on Lessee in any case shall, unless otherwise required under this Lease, entitle Lessee to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lessor to any other or further action in any circumstances without notice or demand.

         18.9              ENTIRE AGREEMENT

         This Lease, together with the other Operative Agreements, on and as of the date hereof constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are hereby superseded in their entirety.

                           [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Agreement N___AT.



                                    FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION,   NOT  IN  ITS
                                    INDIVIDUAL CAPACITY, EXCEPT
                                    AS    EXPRESSLY    PROVIDED
                                    HEREIN,   BUT   SOLELY   AS
                                    TRUSTEE   UNDER  THE  TRUST
                                    AGREEMENT, as Lessor



                                    By:
                                        ----------------------------------------
                                          Name:
                                          Title:



                                    AMERICAN TRANS AIR, INC., as Lessee



                                       By:

                                                           Name:
                                                           Title:



   [This is the ORIGINAL counterpart of the Lease for chattel paper purposes]

                                                       [or]

            [This is a DUPLICATE executed counterpart, and is NOT the original counterpart, of the Lease, for chattel paper purposes.]

                              AIRCRAFT DESCRIPTION



The Aircraft is a Boeing model 737-800 aircraft, consisting of (1) an airframe bearing FAA registration no. N___AT and manufacturer's serial no. __________,
(2) two CFM International model CFM56-7 engines (each of which has 750 or more rated takeoff horsepower or its equivalent), bearing manufacturer's serial nos. __________ and __________, and (3) all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property incorporated in such airframe and engines.

                       RETURN ACCEPTANCE SUPPLEMENT N___AT



         This Supplement, dated __________, ____, is entered into between First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under Trust Agreement N___AT, dated as of __________________, ____, with the Owner Participant named therein (such Owner Trustee, in its capacity as trustee, being referred to as "LESSOR"), and American Trans Air, Inc. ("LESSEE"), an Indiana corporation.

         Lessor and Lessee have entered into Lease Agreement N___AT (the "LEASE"), dated as of [_____________, ____], relating to the Boeing model 737-800 aircraft described below. Terms defined in the Lease have the same meanings when used in this Supplement.

         Lessor and Lessee hereby agree as follows:

         1. Lessor and Lessee are executing this Return Acceptance Supplement to confirm that, on the date hereof, Lessee returned the following Airframe and Engines to Lessor:

     Airframe:   U.S.   registration  no.  N___AT;   manufacturer's  serial  no.
__________; and

     Engines: two CFM International engines, bearing manufacturer's serial nos. __________ and __________. 2. This Return Acceptance Supplement is being delivered in _____________________.

     3. Lessor and Lessee agree that the Lease is terminated, except for the provisions thereof that expressly survive termination.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Return Acceptance Supplement N___AT.



                   FIRST SECURITY BANK, NATIONAL
                   ASSOCIATION,   NOT  IN  ITS
                   INDIVIDUAL CAPACITY, EXCEPT
                   AS    EXPRESSLY    PROVIDED
                   HEREIN,   BUT   SOLELY   AS
                   TRUSTEE   UNDER  THE  TRUST
                   AGREEMENT, as Lessor



                   By:
                       --------------------------------------------------------
                         Name:
                         Title:



                   AMERICAN TRANS AIR, INC., as Lessee



                   By:
                       --------------------------------------------------------
                         Name:
                         Title:

                                  CERTAIN TERMS



      DEFINED TERM                                            DEFINITION

Commencement Date                        __________, 200_

Fixed Rate                               $__________ per quarterly Payment Date
                                         [60% OF AVERAGE BASIC RENT DURING THE
                                         BASE TERM]

Minimum Liability Insurance Amount       (CONFIDENTIAL MATERIAL OMITTED)

Past-Due Rate                            (CONFIDENTIAL MATERIAL OMITTED)

Scheduled Expiration Date
                                         (a)   for   the
                                         Base Term,  the
                                         20th
                                         anniversary  of
                                         the    Delivery
                                         Date,  and  (b)
                                         for  a  Renewal
                                         Term,  the  day
                                         before      the
                                         first
                                         anniversary  of
                                         the  first  day
                                         of that Renewal
                                         Term

Similar Aircraft                         Boeing model 737-800 aircraft
                                         (other than the Aircraft)

SLV Rate                                 ___________% per annum

Threshold Amount                         (CONFIDENTIAL MATERIAL OMITTED)

                               BASIC RENT PAYMENTS



                                                 PERCENTAGE OF
                PAYMENT DATE                     LESSOR'S COST

                             BASIC RENT ALLOCATIONS


         FROM (BUT                                              ALLOCATION OF
      NOT INCLUDING)             THROUGH                          BASIC RENT



-----------------------------------------------------------------------

                              STIPULATED LOSS VALUE



     STIPULATED       STIPULATED       PREPAID BASIC            DEFERRED BASIC
   LOSS VALUE DATE    LOSS VALUE        RENT AMOUNT              RENT AMOUNT

                                TERMINATION VALUE




   TERMINATION      TERMINATION VALUE        PREPAID BASIC        DEFERRED BASIC
   VALUE DATE                                 RENT AMOUNT           RENT AMOUNT

------------------------------------------------------------------------------


                               EBO PRICE SCHEDULE





                           Unadjusted                              Adjusted EBO
                            EBO Price       Rent Adjustment            Amount
                         (Percentage of    (Percentage of         (Percentage of
           EBO Date      Lessor's Cost)    Lessor's Cost)         Lessor's Cost)

                               PERMITTED COUNTRIES

Argentina*

Australia

Austria

Bahamas

Belgium

Bermuda

Brazil*

Canada

Chile*

Denmark

Ecuador*

Egypt*

Finland

France

Germany

Greece*

Hungary*

Iceland

India*

Indonesia*

Ireland

Italy**

Jamaica*

Japan

Liechtenstein*

Luxembourg

Malaysia*

Malta*

Mexico**

Monaco

Morocco*

Netherlands

New Zealand

Norway

Paraguay*

Peoples Republic of China*

Philippines*

Portugal

Republic of China (Taiwan)*

Singapore*

South Africa*

South Korea*

Spain

Sweden

Switzerland

Thailand*

United Kingdom

Uruguay*

Venezuela*

United States of America

*SUBLEASING AND  RE-REGISTRATION  PERMITTED ONLY WITH OWNER  PARTICIPANT'S PRIOR
  WRITTEN CONSENT, WHICH CONSENT OWNER PARTICIPANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION.

**APPROVED FOR SUBLEASING BUT LESSEE MAY NOT RE-REGISTER IN SUCH COUNTRY WITHOUT
  OWNER PARTICIPANT'S PRIOR WRITTEN CONSENT, WHICH CONSENT OWNER PARTICIPANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION..

                                    PLACARDS



                                   Leased from
                   First Security Bank, National Association,
                                as owner trustee

                                     ANNEX B

                                RETURN CONDITIONS

         This Annex B shall apply to the return of the Aircraft by or on behalf of Lessee under the Lease, whether at a Scheduled Expiration Date, upon the exercise of Lessee's rights under ss. 9 of the Lease, upon the exercise of Lessor's remedies following the occurrence of an Event of Default, or otherwise. However, this Annex B shall not apply (1) if an Event of Loss to the Aircraft occurs (unless the Aircraft is replaced under ss. 10.1.3 of the Lease), or (2) if Lessee buys the Aircraft in accordance with ss. 17 of the Lease.

         The terms defined in Annex A to Lease Agreement N___AT, when capitalized as in Annex A, have the same meanings when used in this "Return Conditions" Annex. Annex A also contains rules of usage that control construction in this "Return Conditions" Annex.

(CONFIDENTIAL MATERIAL OMITTED)

                                     ANNEX C

                                   MAINTENANCE

         The  terms  defined  in  Annex  A  to  Lease  Agreement  N___AT,   when
capitalized   as  in  Annex  A,  have  the  same  meanings  when  used  in  this
"Maintenance" Annex. Annex A also contains rules of usage that control construction in this "Maintenance" Annex.

         A.       MAINTENANCE.
                  -----------

         Lessee shall maintain, service, repair, and overhaul the Aircraft (or cause the Aircraft to be maintained, serviced, repaired, and overhauled) in accordance with (1) maintenance standards required by, or substantially equivalent to those required by, the FAA or the central civil aviation authority of Canada, Japan, and the JAA for the Aircraft (the "MAINTENANCE PROGRAM"), so as (aa) to keep the Aircraft in as good operating condition as originally delivered hereunder, ordinary wear and tear excepted, and (bb) to keep the Aircraft in such operating condition as may be necessary to enable the applicable airworthiness certificate for the Aircraft to be maintained under the regulations of the FAA or other Aviation Authority then having jurisdiction over the operation of the Aircraft, other than during (x) temporary periods of storage in accordance with applicable regulations, (y) maintenance and modification permitted hereunder, and (z) periods when the FAA or such other Aviation Authority has revoked or suspended the airworthiness certificates for Similar Aircraft; and (2) except during periods when a Permitted Sublease is in effect, the same standards as Lessee uses with respect to similar aircraft of similar size in its fleet operated by Lessee in similar circumstances and, during any period in which a Permitted Sublease is in effect, the same standards used by the Permitted Sublessee with respect to similar aircraft of similar size in its fleet and operated by the Permitted Sublessee in similar circumstances. Lessee further agrees that the Aircraft will be maintained, used, serviced, repaired, overhauled, or inspected in compliance with applicable Laws with respect to the maintenance of the Aircraft and in compliance with each applicable airworthiness certificate, license, and registration relating to the Aircraft issued by the Aviation Authority, other than minor or nonrecurring violations with respect to which corrective measures are taken upon discovery thereof and except to the extent Lessee or Permitted Sublessee is contesting in good faith the validity or application of any such Law or requirement relating to any such certificate, license, or registration in any reasonable manner which does not create a material risk of sale, loss, or forfeiture of the Aircraft, the Airframe, or any Engine or the interest of Owner Participant therein or a material risk of criminal liability or material civil penalty against Lessor or Owner Participant. Lessee shall cause the Aircraft Documents to be maintained in English and promptly furnish Lessor and Owner Participant with information necessary for filing with applicable governmental aviation authorities.

         B.       REPLACEMENT OF PARTS.
                  --------------------

         Except as otherwise provided herein, Lessee will promptly replace (or cause to be replaced) all Parts that are from time to time incorporated or installed in or attached to the Aircraft, and that become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use for any reason whatsoever. In addition, Lessee may remove (or permit to be removed) any Parts in the ordinary course of maintenance, service, repair, overhaul, or testing, whether or not such Parts are worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use; PROVIDED, that, except as otherwise provided herein, Lessee will replace or cause the replacement of such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, except for Permitted Liens and pooling arrangements to the extent permitted by ss. C below and shall be in good operating condition and (except in the case of replacement property installed on the basis of operational exigencies) have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required under this Lease). Except as otherwise provided herein, all Parts at any time removed from the Aircraft shall remain the property of Lessor, no matter where located, until they are replaced by Parts that have been incorporated or installed in or attached to the Aircraft and that meet the requirements for replacement Parts specified above. As soon as a replacement Part is incorporated or installed in or attached to the Aircraft as above provided, without further act, (1) title to the replaced Part shall vest in Lessee (or if a Permitted Sublease is then in effect, in the Permitted Sublessee) free and clear of all Lessor Liens and all rights of Lessor, and the replaced Part shall no longer be deemed a Part hereunder, (2) title to such replacement Part shall vest in Lessor, subject only to Permitted Liens and pooling arrangements to the extent permitted by ss. C below and except in the case of replacement property temporarily installed on an emergency basis, and (3) such replacement Part shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof and thereof to the same extent as the Parts originally incorporated or installed in or attached to such Aircraft.

         C.       POOLING OF PARTS.
                  ----------------

         Any Part removed from the Aircraft may be subjected by Lessee or a Permitted Sublessee to a normal pooling arrangement customary in the airline industry and entered into in the ordinary course of business of Lessee or such Permitted Sublessee, so long as a Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with ss. B of this Annex C as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft may be owned by any third party subject to such a normal pooling arrangement, so long as Lessee or Permitted Sublessee, as promptly thereafter as reasonably possible, either (1) causes title to such replacement Part to vest in Lessor in accordance with ss. B of this Annex C, free and clear of all Liens (except Permitted Liens), or (2) replaces (or causes to be replaced) such replacement Part by incorporating or installing in or attaching to the Aircraft a further replacement Part owned by Lessee or a Permitted Sublessee free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with ss. B of this Annex C.

         D.       ALTERATIONS, MODIFICATIONS, AND ADDITIONS.
                  -----------------------------------------

         Lessee shall make (or cause to be made) such alterations and modifications in and additions to the Aircraft as may be required from time to time to meet the applicable standards of the FAA or other Aviation Authority having jurisdiction over the operation of the Aircraft, to the extent made mandatory in respect of the Aircraft (a "MANDATORY MODIFICATION"); PROVIDED, that Lessee or any Permitted Sublessee may, in good faith and by appropriate procedure, contest the validity or application of any law, rule, regulation, or order in any reasonable manner which does not have more than a DE MINIMIS risk of adversely affecting Lessor's interest in the Aircraft and does not involve more than a DE MINIMIS risk of sale, forfeiture, or loss of the Aircraft or the interest of Owner Participant therein, more than a DE MINIMIS risk of material civil penalty, or any risk of criminal liability being imposed on Lessor or Owner Participant. In addition, Lessee may make or permit to be made such alterations and modifications in and additions to the Aircraft (each an "OPTIONAL MODIFICATION") as Lessee or any Permitted Sublessee deems desirable in the proper conduct of its business, including removal of Parts which Lessee deems are obsolete or no longer suitable or appropriate for use in the Aircraft (PROVIDED, that Lessee's right to remove obsolete Parts will be limited to Parts having an aggregate original cost not exceeding 1% of Lessor's Cost of the Aircraft with Lessor having the right to request such parts be shipped to Owner Participant upon removal at Lessee's expense; PROVIDED, that no such Optional Modification shall (1) diminish the fair market value, estimated residual value, utility, or economic useful life of the Aircraft or any Engine below its fair market value, estimated residual value, utility, or economic useful life immediately before such Optional Modification (assuming the Aircraft or such Engine was in the condition required by the Lease immediately before such Optional Modification), (2) cause the Aircraft to cease to have the applicable standard airworthiness certificate, or (3) cause the Aircraft to become "limited use property" within the meaning of Rev. Proc. 79-48. Except as otherwise provided herein, title to all Parts (other than Removable Parts (as defined below)) incorporated or installed in or attached to the Aircraft as the result of such Optional Modification shall, without further act, vest in Lessor and become subject to this Lease. Notwithstanding anything to the contrary in this ss. D, Lessee or a Permitted Sublessee may, at any time during the Term, remove any Part (such Part being referred to herein as a "REMOVABLE PART") if (aa) such
Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of delivery thereof to Lessee or any Part in replacement of, or substitution for, any such Part, (bb) such Part is not required to be incorporated or installed in or attached to the Aircraft pursuant to the terms of ss. A of this Annex C or the first sentence of this ss. D or pursuant to the terms of any insurance policies required to be carried hereunder or any applicable law, and
(cc) such Part can be removed from the Airframe or Engine without in any material respect diminishing the fair market value, estimated residual value, utility, or remaining economic useful life that the Airframe or Engine would have had at the time of removal had such removal not occurred, assuming that such Airframe or Engine was in the condition and repair required to be maintained by the terms hereof and such Removable Part had not been incorporated or installed in or attached to the Aircraft. Removable Parts may be leased from or financed by third parties other than Lessor. Title to any Removable Part shall not vest in Lessor; except that any Part not removed before the return to Lessor hereunder of the Airframe or Engine on which it is incorporated, installed, or attached shall become the property of Lessor.

         E.       RECORDS.
                  -------

         Lessee shall maintain (or cause to be maintained) all Aircraft Documents. All Aircraft Documents that are specific to the Aircraft shall be the property of Lessor, but shall become the property of Lessee upon Lessee's purchase of the Aircraft pursuant to the terms of this Lease or upon the occurrence of an Event of Loss and Lessee's compliance with ss. 10.

                                     ANNEX D

                                    INSURANCE

         The terms defined in Annex A to Lease Agreement N___AT, when capitalized as in Annex A, have the same meanings when used in this "Insurance" Annex. Annex A also contains rules of usage that control construction in this "Insurance" Annex.

A.       LIABILITY INSURANCE

         1. Except as provided in ss. A2 below, Lessee will carry or cause to be carried at all times, at no expense to Lessor or Owner Participant, comprehensive airline legal liability (including passenger liability, property damage, and contractual liability insurance) with respect to the Aircraft which is (a) in an amount not less than the greater of (x) the amount of comprehensive airline legal liability insurance from time to time applicable to aircraft owned or leased and operated by Lessee of the same type and operating on similar routes as the Aircraft, and (y) the Minimum Liability Insurance Amount per occurrence; (b) of the type and covering the same risks as from time to time applicable to aircraft, operated by Lessee and similarly-situated carriers, of the same type as the Aircraft; and (c) maintained in effect with insurers of internationally recognized responsibility in the international aviation industry (such insurers being referred to herein as "APPROVED INSURERS").

         2. During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by ss. A1 above, insurance otherwise conforming with the provisions of ss. A1 except that (a) the amounts of coverage shall not be required to exceed the amounts of public liability and property damage insurance from time to time applicable to aircraft owned or operated by Lessee of the same type as the Aircraft which are on the ground and not in operation, and (b) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft owned or operated by Lessee of the same type which are on the ground and not in operation.

B.       HULL INSURANCE

         1. Except as provided in ss. B2 below, Lessee will carry or cause to be carried at all times, at no expense to Lessor or Owner Participant, with Approved Insurers "all-risk" ground and flight aircraft hull insurance covering the Aircraft (including the Engines when they are installed on the Airframe or any other airframe) which is of the type as from time to time applicable to aircraft operated by Lessee of the same type as the Aircraft for an amount denominated in United States Dollars not less than the Stipulated Loss Value of the Aircraft

         Any policies of insurance carried in accordance with this ss. B1 covering the Aircraft and any policies taken out in substitution or replacement for any such policies shall provide that (a) in the event of a loss involving proceeds in excess of the Threshold Amount, the proceeds in respect of such loss up to an amount equal to the Stipulated Loss Value for the Aircraft shall be payable to Lessor, except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case Lessee (or any Permitted Sublessee) shall endeavor to arrange for any payment of insurance proceeds in respect of such loss to be held for the account of Lessor, whether such payment is made to Lessee (or any Permitted Sublessee) or any third party [and, if or Lessor receives such a payment otherwise than in respect of an Event of Loss, then, upon receipt of evidence reasonably satisfactory to Lessor that the damage giving rise to such payment has been repaired or that such payment is then required to pay for repairs then being made, Lessor shall pay the amount of such payment to Lessee or its order], and (b) the entire amount of any loss involving proceeds of the Threshold Amount or less or the amount of any proceeds of any loss in excess of the Stipulated Loss Value for the Aircraft shall be paid to Lessee or its order unless an Event of Default exists and the insurers have been notified thereof by Lessor. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall hold any payment to it of any insurance proceeds for that loss for the account of Lessee or any other third party who is entitled to receive such proceeds.

         2. During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by ss. B1 above, insurance otherwise conforming with the provisions of ss. B1, except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned by Lessee of the same type similarly on the ground and not in operation, PROVIDED, that Lessee shall maintain insurance against risk of loss or damage to the Aircraft in an amount equal to the Stipulated Loss Value of the Aircraft during such period that the Aircraft is on the ground and not in operation.

C.       WAR-RISK, HIJACKING, AND ALLIED PERILS INSURANCE

         If Lessee (or any Permitted Sublessee) operates or proposes to operate the Aircraft, the Airframe, or any Engine (1) in any area of recognized hostilities, or (2) on international routes and Lessee (or such Permitted Sublessee) maintains war-risk, hijacking, or allied perils insurance for other aircraft that it operates on such routes or in such areas, Lessee shall maintain or cause to be maintained war-risk, hijacking, and allied perils insurance of substantially the same type carried by similar United States commercial air carriers operating the same or comparable models of aircraft on similar routes or in such areas, and in no event in an amount less than the Stipulated Loss Value.

D.       GENERAL PROVISIONS

         Any policies of insurance carried in accordance with ss.ss. A, B, and C, including any policies taken out in substitution or replacement for such policies:

     (1) shall name Lessor and Owner Participant (and in respect of liability insurances, to the extent they are available without unreimbursed additional cost to Lessee, each of their respective successors, assigns, directors, agents, officers, and employees) as additional insureds (the "ADDITIONAL INSUREDS"), as their interests may appear;

     (2) shall apply worldwide and have no territorial restrictions or limitations (except only in the case of war, hijacking, and allied perils insurance required under ss. C, which shall apply to the fullest extent available in the international insurance market);

     (3) shall provide that, in respect of the interests of the Additional Insureds in such policies, the insurance shall not be invalidated or impaired by any act or omission (including misrepresentation and nondisclosure) by Lessee (or any Permitted Sublessee) or any other Person (including use for illegal purposes of the Aircraft or any Engine), and shall insure the Additional Insureds regardless of any breach or violation of any representation, warranty, declaration, term, or condition contained in such policies by Lessee (or any Permitted Sublessee);

     (4) shall provide that, if the insurers cancel such insurance for any reason whatsoever, or if it is allowed to lapse for nonpayment of premium, or if any material change is made in the insurance which adversely affects the interest of any of the Additional Insureds, such cancellation, lapse, or change shall not be effective as to the Additional Insureds for 30 days (seven days in the case of war risk, hijacking, and allied perils insurance) after receipt by the Additional Insureds of written notice by such insurers of such cancellation, lapse or change, PROVIDED, that if any notice period specified above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable;

     (5) shall waive any rights of recourse, subrogation, setoff (including for unpaid premiums), recoupment, counterclaim, or other deduction, whether by attachment or otherwise, against each Additional Insured;

     (6) shall be primary without right of contribution from any other insurance that may be available to any Additional Insured;

     (7) shall provide that all of the liability insurance provisions thereof, except the limits of liability, shall operate in all respects as if a separate policy had been issued covering each party insured thereunder;

     (8) shall provide that none of the Additional Insureds shall be liable for any insurance premium; and

     (9) shall contain a 50/50 Clause per Lloyd's Aviation Underwriters' Association Standard Policy Form AVS 103;

     PROVIDED, that any such endorsements may be subject to any limitations on endorsements generally prevailing in the airline insurance marketplace at the time (E.G., AVN67B).

E.       REPORTS AND CERTIFICATES; OTHER INFORMATION

         On or before the Delivery Date and on or before each renewal date of the insurance policies required hereunder (and no less often than on an annual basis), Lessee will furnish or cause to be furnished to Lessor and Owner Participant insurance certificates describing in reasonable detail the insurance maintained hereunder and a report, signed by Lessee's or a Permitted Sublessee's regular independent insurance broker (the "INSURANCE BROKER"), stating the opinion of such Insurance Broker that (1) all premiums for the insurance then due have been paid, and (2) such insurance complies with the terms of this Annex
D. To the extent that such agreement is reasonably obtainable, Lessee will also cause the Insurance Broker to agree to notify Lessor and Owner Participant in writing of any default in the payment of any premium and of any other act or omission on the part of Lessee of which the Insurance Broker has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or Engines or cause the cancellation or termination of such insurance, and to notify Lessor and Owner Participant in writing at least 30 days (seven days for war-risk and allied perils coverage, or such shorter period therefor as may be available in the international insurance market, as applicable) before the cancellation, lapse, or materially adverse change of any insurance maintained pursuant to this Annex D.

F.       RIGHT TO PAY PREMIUMS

         Each Additional Insured shall have the rights but not the obligations of an additional named insured. No Additional Insured shall have any obligation to pay any premium, commission, assessment, or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any required insurance due to the nonpayment of premium, each of Lessor and Owner Participant shall have the option, in its sole discretion, to pay any such premium and to maintain such coverage, as Lessor or Owner Participant may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor or Owner Participant for amounts that they so pay.

G.       DEDUCTIBLES; SELF-INSURANCE

         Lessee may self-insure by way of deductible, premium adjustment, franchise provisions, or otherwise (including, with respect to insurance maintained pursuant to ss. B, insuring for a maximum amount which is less than the Stipulated Loss Value of the Aircraft) the insurance covering the risks required to be insured against pursuant to ss. 11 and this Annex D under a program applicable to all aircraft in Lessee's fleet, but in no case shall the aggregate amount of self-insurance (including any applicable deductible) in regard to ss. 11 and this Annex D during any policy year, with respect to the Aircraft, exceed (CONFIDENTIAL MATERIAL OMITTED). In addition, Lessee (and any Permitted Sublessee) may self-insure to the extent that any applicable deductible per aircraft that does not exceed industry standards for major U.S. airlines.




                                     ANNEX A


                                   DEFINITIONS

                               GENERAL PROVISIONS

     (a) In each Operative Agreement, unless otherwise expressly provided, a reference to:

     (1) each of "Lessee", "Lessor", "Loan Participant", "Owner Trustee", "Owner Participant", "Mortgagee", "Note Holder", and any other Person includes any successor in interest to it and any permitted transferee, permitted purchaser, or permitted assignee of it;

     (2) any agreement or other document (including any annex, schedule, or exhibit thereto, or any other part thereof) includes that agreement or other document as amended, supplemented, or otherwise modified and any agreement or other document entered into in substitution or replacement therefor from time to time, and in each case in accordance with its terms and in accordance with the Operative Agreements;

     (3) any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued, or reenacted before the Delivery Date, and thereafter from time to time;

     (4) "Agreement", "this Agreement", "hereby", "herein", "hereto", "hereof", "hereunder", and words of similar import, when used in any Operative Agreement, refer to such Operative Agreement as a whole and not to any particular provision of such Operative Agreement;

     (5) "including", "include", and terms or phrases of similar import means "including [etc.], without limitation";

     (6) "or" is conjunctive and not disjunctive; and

     (7) a reference to a "section" or "ss.", an "Exhibit", an "Annex", or a "Schedule" in any Operative Agreement, or in any annex thereto, is a reference to a section of, or an exhibit, an annex, or a schedule to, such Operative Agreement or such annex, respectively.

     (b) Each exhibit, annex, and schedule to each Operative Agreement is incorporated in, and is a part of, such Operative Agreement.

     (c) Unless otherwise defined or specified in any Operative Agreement, all accounting terms therein shall be construed and all accounting determinations thereunder shall be made in accordance with GAAP.

     (d) Headings used in any Operative Agreement are for convenience only, and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Agreement.

     (e) For purposes of each Operative Agreement, the existence of a Lease Event of Default, Lease Default, or Special Default referred to in ss. 14.5 of the Lease shall not prohibit Lessee from taking any action or exercising any right that is conditioned on the non-existence of any Lease Event of Default, Lease Default, or Special Default if such Lease Event of Default, Lease Default, or Special Default consists of the institution of reorganization proceedings with respect to Lessee under Chapter 11 of the Bankruptcy Code, and the trustee or debtor-in-possession in such proceedings (1) has agreed to perform its obligations under the Lease with the approval of the applicable court and thereafter continues to perform such obligations in accordance with Section 1110, or (2) has assumed the Lease with the approval of the relevant court and thereafter continues to perform its obligations under the Lease.

DEFINED TERMS

            ACTUAL KNOWLEDGE: (a) as it applies to Owner Trustee or Mortgagee, actual knowledge of a responsible officer in the Corporate Trust Department or the Corporate Trust Office, respectively, and (b) as it applies to Owner Participant or Lessee, actual knowledge of a Vice President or more senior officer of Owner Participant or Lessee (respectively), or any other officer of Owner Participant or Lessee (respectively) having responsibility for the Transactions; PROVIDED, that each of Lessee, Owner Participant, Owner Trustee, and Mortgagee shall be deemed to have "Actual Knowledge" of any matter as to which it has received notice from Lessee, Owner Participant, any Note Holder, Owner Trustee, or Mortgagee, given pursuant to ss. 15.7 of the Participation Agreement.

            ADDITIONAL INSURED: defined inss. D of Annex D to the Lease.

            AFFILIATE of any Person: any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and "controlling", "controlled by", and "under common control with" have correlative meanings, PROVIDED, that neither Owner Participant nor the Mortgagee will be deemed to be an "Affiliate" of Lessor or Owner Trustee (and vice versa), and none of Owner Trustee or Owner Participant will be deemed to be an "Affiliate" of the Mortgagee (and vice versa).

     AIRCRAFT: the Airframe and Engines.

     AIRCRAFT BILL OF SALE: a warranty bill of sale granting title to the Aircraft, which bill of sale Seller is to deliver to Owner Trustee on the Delivery Date.

     AIRCRAFT DESCRIPTION EXHIBIT: Exhibit A to the Lease or Exhibit A to the Mortgage.

     AIRCRAFT DOCUMENTS: all technical data, manuals, and log books, and all inspection, modification, and overhaul records and other service, repair, maintenance, and technical records that the relevant Aviation Authority, the Lease, or the Maintenance Program requires be maintained with respect to the Aircraft, including all required additions, renewals, revisions, and replacements of any such materials, in each case in whatever form and by whatever means or medium (including microfiche, microfilm, paper, or computer disk) such materials are maintained or retained by or on behalf of Lessee (PROVIDED, that all such materials shall be maintained in the English language).

     AIRFRAME: (1) the aircraft (excluding Engines or engines from time to time installed thereon) manufactured by Airframe Manufacturer and identified by Airframe Manufacturer's model number, United States registration number, and Airframe Manufacturer's serial number set forth in the Aircraft Description Exhibit, or (2) any Replacement Airframe, including in either case any and all Parts incorporated or installed in or attached or appurtenant to such airframe, and any and all Parts removed from such airframe, unless title to such Parts does not vest in Lessor in accordance with ss. 8.1 and Annex C of the Lease. Upon substitution of a Replacement Airframe under and in accordance with the Lease, such Replacement Airframe shall become subject to the Lease and shall be the "Airframe" for all purposes of the Operative Agreements, and the replaced Airframe shall cease to be subject to the Lease and shall cease to be the "Airframe".

     AIRFRAME MANUFACTURER: The Boeing Company, a Delaware corporation.

     ALLOCATED EETC EXPENSES means the Pro Rata Portion of the specified fees and expenses of each of the following incurred in connection with the issuance of the Pass-Through Certificates on the Issuance Date: (i) the placement fee and reimbursed expenses of ____________________ and the other institutions, if any, acting as initial purchasers of the Pass-Through Certificates, (ii) the upfront fee and reimbursed expenses of Wilmington Trust Company, as the Subordination Agent, the Pass-Through Trustees, and the Paying Agents, (iii) the upfront fee and reimbursed expenses of First Security Bank, National Association, as Escrow Agent, (iv) the upfront fee of ____________________, as the Depository, (v) the upfront fee of ____________________, as the Liquidity Provider, (vi) the fees and expenses of ____________________, special counsel to the initial purchasers and the Liquidity Provider, (vii) the fees and expenses of Richards Layton Finger, special counsel to the Pass-Through Trustees, Paying Agents, and Subordination Agent, [and the fees and expenses of ____________________, special counsel to Policy Provider,] (ix) the fees and expenses of Troutman Sanders LLP, special counsel to Lessee, (x) the fees and expenses of Cravath, Swaine & Moore, securities counsel to Lessee, (xi) the fees of the appraisers utilized for the Offering Memorandum, (xiii) the fees of the appraisers utilized by Policy Provider, (xiv) the fees and expenses of Moody's Investors Service, Inc. and Standard & Poor's Rating Services, (xv) the fees and expenses of Ernst & Young LLP, and (xvi) the initial quarterly premium due to Policy Provider under the Policy Provider Agreement. As used in this definition, "Pro Rata Portion" means one-[tenth].

     AMORTIZATION AMOUNT for any Equipment Note, as of any Payment Date: the amount determined by multiplying the percentage set forth opposite such Payment Date on the Amortization Schedule by the Original Amount of such Equipment Note.

     AMORTIZATION SCHEDULE for an Equipment Note: the amortization schedule for that Equipment Note delivered pursuant toss. 2.02 of the Mortgage.

     APPLICABLE PERCENTAGE: means (A) for the [first one-year Renewal Term][first two one-year Renewal Terms], (1) 100% if, at the time that the first Renewal Term begins, Lessee provides Owner Participant with an opinion of counsel reasonably satisfactory to Owner Participant to the effect that, due to a Change in Tax Law or clarification of law, if the Applicable Percentage had been 100% on the Closing Date no Renewal Term would have been included in the Lease Term under Code ss. 467 and the Treasury Regulations thereunder and (2) otherwise, 105%; and (B) for any subsequent Renewal Term, 100%.

     APPRAISER: a firm of internationally-recognized, independent aircraft appraisers.

     AVERAGE LIFE DATE for any Equipment Note: the date which follows the time of determination by a period equal to the Remaining Weighted Average Life of such Equipment Note. The "REMAINING WEIGHTED AVERAGE LIFE" (calculated in days) for any Equipment Note on a given date is (1) the sum of (a) each then-remaining scheduled payment of principal of such Equipment Note, TIMES (b) the number of days from and including such determination date to but excluding the date on which such payment of principal is scheduled to be made, DIVIDED BY (2) the then-outstanding principal amount of such Equipment Note.

     AVIATION AUTHORITY: the FAA or, if the Aircraft is registered with any other Government Entity under and in accordance withss. 7.1.2 of the Lease, such other Government Entity.

     BANKRUPTCY  CODE: the United States  Bankruptcy  Code, 11 U.S.C.ss.  101 ET
SEQ.

     BASE TERM: the period beginning on and including the Commencement Date and ending on the Scheduled Expiration Date therefor, or such earlier date on which the Term terminates in accordance with the provisions of the Lease.

     BASIC RENT: the rent (including, to the extent applicable, Renewal Rent) payable or allocable, as applicable, for the Aircraft pursuant to ss. 3.2.1(a) of the Lease.

     BENEFICIAL OWNER of an Equipment Note: a Person who, by reason of direct ownership, contract, share ownership, or otherwise, has the right to receive or participate in receiving, directly or indirectly, payments of principal, interest, or Make-Whole Amount for that Equipment Note; PROVIDED, that a Person shall not be a Beneficial Owner of an Equipment Note solely because another Person in whom such a Person owns common stock or other equity securities is a registered holder or Beneficial Owner of such Equipment Note unless such Person is an Affiliate of such other Person.

     BILLS OF SALE: the FAA Bill of Sale and the Aircraft Bill of Sale.

     BURDENSOME INDEMNITY PAYMENT: an indemnity payment pursuant to the Tax Indemnity Agreement or ss. 9 of the Participation Agreement which would cause the aggregate net present value of all losses paid or payable by Lessee as of the determination date, discounted quarterly at the Debt Rate, to the determination date, to exceed 2.5% of Lessor's Cost.

     BUSINESS DAY: any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law to close in New York, NY, Indianapolis, IN, Wilmington, DE, or Salt Lake City, UT, or, so long as any Equipment Note remains outstanding, the city and state in which the Mortgagee maintains its Corporate Trust Office or receives and disburses funds.

     CASH EQUIVALENTS: the following securities (which shall mature within 90 days of the date of purchase thereof): (1) direct obligations of the U.S. Government; (2) obligations fully guaranteed by the U.S. Government; (3) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, Owner Trustee, Mortgagee, or any bank, trust company, or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least $500,000,000 and having a rate of "C" or better from the Thomson BankWatch Service; or (4) commercial paper of any issuer doing business under the laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's or Moody's at least equal to A1 or P1, respectively.

     CITIZEN  OF  THE  UNITED  STATES:   defined  inss.   40102(a)(15)   of  the
Transportation Code and in the FARs.

     CLOSING: the closing of the transactions contemplated by the Participation Agreement on the Delivery Date.

     CODE: the Internal Revenue Code of 1986; PROVIDED, that when used in relation to a Plan, "Code" shall be interpreted in accordance with the regulations and rulings issued thereunder.

     COLLATERAL: the property in which a security interest is created in favor of the Loan Trustee under the "Granting Clause" of the Mortgage.

     COMMENCEMENT DATE: defined in Schedule 1 to the Lease.

     COMMITMENT  for  any   Participant:   that   Participant's   commitment  to
participate in the payment of Lessor's Cost, as reflected in Schedule 2 of the Participation Agreement.

     COMMITMENT TERMINATION DATE: defined in Schedule 3 to the Participation Agreement.

     CONSENT AND AGREEMENT: Manufacturer Consent and Agreement N___AT, dated the Delivery Date, of Airframe Manufacturer.

     CONTINUOUS STAY PERIOD: defined inss. 4.04(a) of the Mortgage.

     CORPORATE TRUST DEPARTMENT or TRUST OFFICE: Owner Trustee's principal corporate trust office, located from time to time at Owner Trustee's address for notices under the Participation Agreement, or such other office at which Owner Trustee's corporate trust business shall be administered and which Owner Trustee specifies by notice in writing to Lessee, Mortgagee, and each Note Holder.

     CORPORATE TRUST OFFICE: Mortgagee's principal office, located at Mortgagee's address for notices under the Participation Agreement, or such other office at which Mortgagee's corporate trust business shall be administered and which Mortgagee specifies by notice in writing to Lessee, Owner Trustee, and each Note Holder.

     CRAF: the Civil Reserve Air Fleet Program established pursuant to 10 U.S.C.ss. 9511 - 13, or any similar substitute program.

     DEBT: any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction, or any other liabilities evidenced or to be evidenced by bonds, debentures, notes, or other similar instruments.

     DEBT RATE: (1) for any Series, the rate as defined in the Mortgage, and (2) for any other purpose, with respect to any period, the weighted average interest rate per annum during such period borne by the outstanding Equipment Notes, excluding any interest payable at the Past-Due Rate (or, if no Equipment Notes are outstanding, such weighted average interest rate on the Delivery Date).

     DELAYED DELIVERY DATE: a delayed Delivery Date notified to each Participant, Owner Trustee and Mortgagee by Lessee pursuant to ss. 4.3 of the Participation Agreement, which delayed Delivery Date shall be a Business Day not later than the Commitment Termination Date.

     DELIVERY DATE: __________, 200_ (which is the date when the Aircraft is delivered to and accepted by Lessee under the Lease and when the Closing occurs).

     DOLLARS, UNITED STATES DOLLARS, or $: the lawful currency of the United States.

     DOT:  the  Department  of  Transportation  of  the  United  States,  or any
Government   Entity   succeeding  to  the   functions  of  such   Department  of
Transportation.

     EBO DATE: as specified in Schedule 5 to the Lease.

     EBO PRICE: as specified in Schedule 5 to the Lease, as adjusted pursuant toss. 3.2.1 of the Lease.

     ELIGIBLE ACCOUNT: an account established by and with an Eligible Institution at Mortgagee's request, which institution agrees, for all purposes of the UCC (including UCC Article 8), that (1) such account shall be a "securities account" (as defined in UCC ss. 8-501), (2) all property (other than cash) credited to such account shall be treated as a "financial asset" (as defined in UCC ss. 8-102(9)), (3) Mortgagee shall be the "entitlement holder" (as defined in UCC ss. 8-102(7)) of such account, (4) it will comply with all entitlement orders issued by Mortgagee to the exclusion of Lessee and Owner Trustee, and (5) the "securities intermediary jurisdiction" (under UCC ss. 8-110(e)) shall be the state of New York.

     ELIGIBLE INSTITUTION: the corporate trust department of (1) Wilmington Trust Company, acting solely in its capacity as a "securities intermediary" (as defined in UCC ss. 8-102(14)), or (2) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least A-3 or its equivalent.

     ENFORCEMENT DATE: defined inss. 4.03 of the Mortgage.

     ENGINE: (1) each of the engines manufactured by Engine Manufacturer and identified by Engine Manufacturer's model number and Engine Manufacturer's serial number in the Aircraft Description Exhibit and originally installed on the Airframe on delivery thereof pursuant to the Lease, or (2) any Replacement Engine, in any case whether or not from time to time installed on the Airframe or installed on any other airframe or aircraft, including (for both clauses (1) and (2)) any and all Parts incorporated or installed in or attached or appurtenant to such engine, and any and all Parts removed from such engine, unless title to such Parts does not vest in Lessor in accordance with ss. 8.1 and Annex C of the Lease. Upon substitution of a Replacement Engine under and in accordance with the Lease, such Replacement Engine shall become subject to the Lease and shall be an "Engine" for all purposes of the Operative Agreements, and the replaced Engine shall cease to be subject to the Lease and shall cease to be an "Engine".

     ENGINE MANUFACTURER: CFM International.

     [ENGINE MANUFACTURER WARRANTY AGREEMENT: Engine Manufacturer Warranty Agreement N___AT, dated the Delivery Date, among Engine Manufacturer, Owner Trustee and Lessee.]

     EQUIPMENT NOTE: any equipment note issued under the Mortgage in the form specified in ss. 2.01 and Exhibit B thereof (as such form may be varied pursuant to the terms of the Mortgage), or any Equipment Note issued under the Mortgage in exchange for or replacement of any Equipment Note.

     EQUIPMENT NOTE REGISTER: defined inss. 2.08 of the Mortgage.

     ERISA: the Employee Retirement Income Security Act of 1974.

     ESCROW AGENT: ________________________________________.

     ESCROW AGREEMENT: each of the two Escrow and Paying Agent Agreements, among Escrow Agent, Paying Agent, certain initial purchasers of the Pass-Through Certificates named therein, and one of the Pass-Through Trustees, dated as of the Issuance Date, each of which relates to one of the Pass-Through Trusts, PROVIDED, that, for purposes of any obligation of Lessee, no amendment, modification, or supplement to, or substitution or replacement of, any such Escrow Agreement shall be effective unless Lessee consents to it.

     EVENT OF LOSS with respect to the Aircraft, the Airframe, or any Engine: any of the following circumstances, conditions, or events with respect to such property, which shall have occurred for any reason whatsoever:

     (1) the destruction of such property, damage to such property beyond economic repair, or rendition of such property permanently unfit for normal use by Lessee;

     (2) the actual or constructive total loss of such property, or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

     (3) any theft, hijacking, or disappearance of such property for 90 consecutive days or more or, if earlier, the fifth day following the end of the Term;

     (4) any seizure, condemnation, confiscation, taking, or requisition (including loss of title) of such property by any Government Entity or purported Government Entity (other than a requisition of use by the U.S. Government) for 180 consecutive days or, if earlier, at the end of the Term;

     (5) any seizure, condemnation, confiscation, taking, or requisition of use of such property by the U.S. Government that continues until the 30th day after the last day of the Term; and (6) as a result of any law, rule, regulation, order, or other action by the Aviation Authority or by any Government Entity of the government of registry of the Aircraft or by any Government Entity otherwise having jurisdiction over the operation or use of the Aircraft, the use of the Aircraft, the Airframe, or any Engine in the normal course of Lessee's business of passenger air transportation is prohibited for 180 consecutive days, unless, before the expiration of such 180-day period, Lessee undertakes and is diligently carrying forward such steps as are necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use is prohibited for a continuous period of 360 days, PROVIDED, that such prohibition shall not create an Event of Loss if such prohibition applies to other B737-800 aircraft (or CFM 56-7 engines) in Lessee's fleet and also applies to Boeing 737-800 aircraft (or CFM 56-7 engines) not owned or operated by Lessee and, before the expiration of such 360-day period, Lessee conforms at least one unit of such property in its fleet to the requirements of any such law, rule, regulation, order, or other action, begins regular commercial use of the same in such jurisdiction, and is diligently carrying forward, in a manner which does not discriminate against such property in so conforming such property, steps which are necessary or desirable to permit the normal use of the Aircraft by Lessee, but in any event if such use is prohibited for a continuous period of 540 days or such use is prohibited at the expiration of the Term.

     EXCESS AMOUNT: defined inss. 2.03(b) of the Mortgage.

     EXCLUDED PAYMENTS: (1) indemnity payments paid or payable by Lessee to or in respect of Owner Participant or FSB, their Affiliates, successors, and permitted assigns, and their directors, officers, employees, and agents pursuant to ss. 9 of the Participation Agreement, or any corresponding payments payable as Supplemental Rent under the Lease, (2) proceeds of public liability insurance paid or payable as a result of insurance claims made, or losses suffered, by Owner Participant or FSB (or the other Persons specified in clause (1)), that are payable directly to Owner Participant or FSB (or any such other Person) for its own account, (3) proceeds of insurance maintained with respect to the Aircraft by Owner Participant or any Affiliate thereof for its own account or benefit (whether directly or through Owner Trustee) and permitted under ss. 11.2 of the Lease, (4) all payments required to be made under the Tax Indemnity Agreement by Lessee, (5) any Transaction Expenses paid or payable by Lessee to Owner Trustee (to the extent for its sole benefit) or Owner Participant pursuant to the Lease or the Participation Agreement, (6) any amount payable to Owner Participant by any transferee as the purchase price of Owner Participant's interest in the Trust Estate, (7) any interest that pursuant to the Operative Agreements may from time to time accrue in respect of any of the amounts described in clauses (1) through (6) above, (8) all payments made by Guarantor in respect of any of the foregoing, (9) any right to enforce the payment of any amount described in clauses (1) through (8) above (PROVIDED, that the rights referred to in this clause (9) shall not include the exercise of any remedies provided for in the Lease, other than the right to sue for specific performance of any covenant to make such payment or to sue for damages for the breach of any such covenant), and (10) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver, or approval, or to take any other action in respect of, but in each case only to the extent relating to, any Excluded Payments.

     EXPENSES: any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, demands, judgments, expenses, and disbursements (including reasonable fees, disbursements, and reasonable out of pocket costs and expenses of legal counsel, accountants, appraisers, inspectors, or other professionals, and costs of investigation).

     FAA:  the Federal  Aviation  Administration  of the United  States,  or any
Government   Entity  succeeding  to  the  functions  of  such  Federal  Aviation
Administration.

     FAA BILL OF SALE: a bill of sale for the Aircraft on AC Form 8050-2 (or any other FAA-approved form), delivered to Owner Trustee on the Delivery Date by Seller.

     FAA COUNSEL: Crowe & Dunlevy.

     FAA-FILED DOCUMENTS: the Lease, the Mortgage, the Trust Agreement, the FAA Bill of Sale, and an application for registration of the Aircraft with the FAA in Owner Trustee's name.

     FARS: the Federal Aviation Regulations issued or promulgated pursuant to the Transportation Code from time to time.

     FAIR MARKET RENTAL VALUE: the fair market rental value in Dollars for the Aircraft that would apply in an arm's-length transaction between an informed and willing lessee under no compulsion to lease, and an informed and willing lessor under no compulsion to lease, for the applicable period, assuming that (1) except as provided in ss. 15.4 of the Lease, the Aircraft has been maintained in accordance with, and is in the condition required by, the Lease, (2) rent would be paid quarterly, and (3) except as provided in ss. 15.4 of the Lease, the Aircraft would be leased during any such period on the same terms and conditions (except for Basic Rent amount) as during the Base Term.

     FAIR MARKET SALES VALUE: the fair market sales value in Dollars for the Aircraft that would apply in an arm's-length transaction between an informed and willing buyer under no compulsion to buy, and an informed and willing seller under no compulsion to sell, in a transaction that would close on or about the relevant time of determination, assuming that (1) except as provided in ss. 15.4 of the Lease, the Aircraft has been maintained in accordance with the Lease, and is in the condition required by the Lease, and (2) the Aircraft will be delivered to such informed and willing buyer in the return condition required by the Lease.

     FINANCING STATEMENTS: UCC-1 (and, where appropriate, UCC-3) financing statements (1) covering the Collateral, by Owner Trustee, as debtor, showing Mortgagee as secured party, for filing in Utah and each other jurisdiction where (in Mortgagee's opinion) filing is necessary to perfect its Lien on the Collateral, and (2) covering the Aircraft, as a precautionary matter, by Lessee, as lessee, showing Owner Trustee as lessor and Mortgagee as assignee of Owner Trustee, for filing in Indiana and each other jurisdiction where (in Owner Trustee's or Mortgagee's opinion) filing is reasonably desirable.

     FIXED RATE: defined in Schedule 1 to the Lease.

     FSB:  First  Security  Bank,  National  Association,   a  national  banking
association, not in its capacity as trustee under the Trust Agreement, but in its individual capacity.

     GAAP: generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as varied by any applicable financial accounting rules or regulations issued by the SEC, and applied on a basis consistent with prior periods except as disclosed in the pertinent Person's financial statements.

     GOVERNMENT ENTITY: (1) any federal, state, provincial, or similar government, and any body, board, department, commission, court, tribunal, authority, agency, or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative, or regulatory functions of such government, or (2) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

     GTA: the General Terms Agreement, as defined in the Purchase Agreement Assignment.

     GUARANTEE: Guarantee N___AT, dated the Delivery Date, issued by Guarantor in favor of Owner Trustee, FSB, Mortgagee, WTC, and each Participant.

     GUARANTOR: AmTran, Inc., an Indiana corporation.

     INDEMNITEE: (1) FSB and Owner Trustee, (2) WTC and Mortgagee, (3) each separate or additional trustee appointed pursuant to the Trust Agreement or the Mortgage, (4) each Participant, (5) the Trust Estate and the Collateral, (6) each Affiliate of the Persons described in clauses (1) through (4), (7) the directors, officers, employees, and agents of each of the Persons described in clauses (1) through (4) and in clause (6), (8) the successors and permitted assigns of the Persons described in clauses (1) through (4), and in clauses (6) and (7), and (9) the Pass-Through Indemnitees; provided, that the Pass-Through Indemnitees are Indemnitees only for purposes of ss. 9.1 of the Participation Agreement. If any Indemnitee is Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either thereof, such Person shall be an Indemnitee only in its capacity as Owner Participant, Loan Participant, or Note Holder.

     INTERCREDITOR AGREEMENT: the Intercreditor Agreement among the Pass-Through Trustees, each Liquidity Provider, Policy Provider, and Subordination Agent, dated as of the Issuance Date, PROVIDED, that, for purposes of any obligation of Lessee, no amendment, modification, or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless Lessee consents to it.

     IRS: the Internal Revenue Service of the United States, or any Government Entity succeeding to the functions of such Internal Revenue Service.

     ISSUANCE DATE: __________, 200_.

     JAA: the Joint Aviation Authority of the European Union.

     LAW: (1) any constitution, treaty, statute, law, decree, regulation, order, rule, or directive of any Government Entity, and (2) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

     LEASE or LEASE AGREEMENT: Lease Agreement N___AT, dated the Delivery Date, between Owner Trustee and Lessee.

     LEASE DEFAULT: (1) any condition, circumstance, act, or event that, with the giving of notice or the lapse of time, would constitute a Lease Event of Default, or (2) any Lease Event of Default.

     LEASE EVENT OF DEFAULT: any one or more of the conditions, circumstances, acts, or events set forth inss. 14 of the Lease.

     LESSEE: American Trans Air, Inc., an Indiana corporation.

     LESSEE ADVISOR: Capstar Partners, LLC, in its capacity as special advisor to Lessee.

     LESSEE OPERATIVE AGREEMENTS:  the Participation  Agreement,  the Lease, the
Tax Indemnity Agreement, the Purchase Agreement Assignment [, the Engine Manufacturer Warranty Agreement,] and each other agreement between Lessee and any other party to the Participation Agreement, relating to the Transactions, delivered on the Delivery Date.

     LESSEE PERSON: Lessee, any sublessee, assignee, successor, or other user or Person in possession of the Aircraft, the Airframe, or an Engine with or without color of right, or any Affiliate of any of the foregoing (excluding any Tax Indemnitee or any related Tax Indemnitee with respect thereto, or any Person using or claiming any rights with respect to the Aircraft, the Airframe, or an Engine directly by or through any of the Persons in this parenthetical phrase, but not excluding any Person claiming directly or indirectly through or under the Lease).

     LESSEE'S ADVISOR(S): defined in Schedule 3 to the Participation Agreement.

     LESSOR: Owner Trustee in its capacity as lessor under the Lease.

     LESSOR LIEN, with respect to any Person, on any property (including the Trust Estate, the Collateral, the Aircraft, Airframe, Engines, Parts, or Aircraft Documents) or any payments: any Lien on such property or payments that results from (1) claims against such Person (if such Person is a trustee, whether in its individual capacity or in its capacity as a trustee) not related to any of the Transactions, (2) acts or omissions of such Person (if such Person is a trustee, whether in its individual capacity or in its capacity as a trustee) in violation of its obligations under any of the terms of the Operative Agreements, or not related to the Transactions, (3) Taxes against such Person (if such Person is a trustee, whether in its individual capacity or in its capacity as a trustee) or any of its Affiliates that Lessee is not required to indemnify under the Participation Agreement, or (4) claims against such Person arising out of its transfer of all or part of its interest in the Aircraft, the Trust Estate, or the Operative Agreements, other than a Transfer required by the terms of the Operative Agreements or attributable to the existence of a Lease Event of Default.

     LESSOR'S COST: the amount paid by Owner Trustee to Seller to purchase the Aircraft pursuant to the Purchase Agreement Assignment and the Participation Agreement, as designated by Dollar amount in Schedule 3 to the Participation Agreement.

     LIEN: any mortgage, pledge, lien, charge, claim, encumbrance, lease, or security interest affecting the title to or any interest in property.

     LIQUIDITY FACILITIES: the two Revolving Credit Agreements (consisting of a separate Revolving Credit Agreement with Liquidity Provider with respect to each Pass-Through Trust) between Subordination Agent, as borrower, and Liquidity Provider, each dated as of the Issuance Date, PROVIDED, that, for purposes of any obligation of Lessee, no amendment, modification, or supplement to, or substitution or replacement of, any such Liquidity Facility shall be effective unless Lessee consents to it.

     LIQUIDITY PROVIDER: ______________, as "Class G Liquidity Provider" and "Class C Liquidity Provider" (as such terms are defined in the Intercreditor Agreement), or any Replacement Liquidity Provider.

     LOAN TRUSTEE: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as loan trustee under the Mortgage.

     LOAN PARTICIPANT: a Note Holder.

     LOSS PAYMENT DATE: defined inss. 10.1.2(a)(1) of the Lease.

     MAINTENANCE PROGRAM: defined in Annex C to the Lease.

     MAJORITY IN INTEREST OF NOTE HOLDERS as of a particular date of determination: the holders of a majority in unpaid Original Amount of all Equipment Notes outstanding as of such date (excluding any Equipment Notes held by Owner Trustee, Lessee, or Owner Participant or any Affiliate of any such party or any interests of Owner Trustee or Owner Participant therein by reason of subrogation pursuant to ss. 4.03 of the Mortgage (unless all Equipment Notes then outstanding are held by Owner Trustee, Lessee, Owner Participant, or any Affiliate of any thereof)); PROVIDED, that for the purposes of directing any action, casting any vote, or giving any consent, waiver, or instruction hereunder, any Note Holder may (in its sole discretion) allocate any fractional portion of the principal amount of its Equipment Note(s) in favor of or in opposition to any such action, vote, consent, waiver, or instruction.

     MAKE-WHOLE AMOUNT with respect to any Equipment Note: an amount (as determined by an independent investment bank of national standing) equal to the excess, if any, of (a) the present value of the remaining scheduled payments of principal and interest to maturity of such Equipment Note, computed by discounting such payments on a quarterly basis on each Payment Date (assuming a 360-day year of twelve 30-day months), using a discount rate equal to the Treasury Yield, over (b) the outstanding principal amount of such Equipment Note plus accrued interest to the determination date. For purposes of this definition, "TREASURY YIELD" means, at the determination date for any Equipment Note, the interest rate (expressed as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the quarterly yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note and trading in the public securities markets either (1) as determined by interpolation between the most-recent weekly average yield to maturity for two series of United States Treasury securities, trading in the public securities markets, (aa) one maturing as close as possible to, but earlier than, the Average Life Date of such Equipment Note, and (bb) the other maturing as close as possible to, but later than, the Average Life Date of such Equipment Note, in each case as published in the most-recent H.15(519), or (2) if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note is reported on the most-recent H.15(519), such weekly average yield to maturity as published in such H.15(519) "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System. The determination date for a Make-Whole Amount shall be the third Business Day before the applicable payment or redemption date, and the "MOST-RECENT H.15(519)" means the H.15(519) published before the close of business on the third Business Day before the applicable payment or redemption date.

     MATERIALLY ADVERSE CHANGE with respect to any Person: any event, condition, or circumstance that materially adversely affects such Person's business, prospects, or consolidated financial condition, or its ability to observe or perform its obligations, liabilities, and agreements under the Operative Agreements.

     MINIMUM LIABILITY INSURANCE AMOUNT: defined in Schedule 1 to the Lease.

     MOODY'S: Moody's Investors Service, Inc.

     MORTGAGE: Trust Indenture and Mortgage N___AT, dated the Delivery Date, between Owner Trustee and Mortgagee.

     MORTGAGE AGREEMENTS: the Participation Agreement, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement, the Engine Manufacturer Warranty Agreement, the Bills of Sale, and any other contract, agreement, or instrument from time to time assigned or pledged under the Mortgage.

     MORTGAGE DEFAULT: (1) any condition, circumstance, act, or event that, with the giving of notice or the lapse of time, would constitute a Mortgage Event of Default, or (2) any Mortgage Event of Default.

     MORTGAGE   EVENT  OF   DEFAULT:   any  one  or  more  of  the   conditions,
circumstances, acts, or events set forth inss. 4.02 of the Mortgage.

     MORTGAGE INDEMNITEE: (1) WTC and Mortgagee, (2) each separate or additional trustee appointed pursuant to the Mortgage, (3) Subordination Agent, (4) each Liquidity Provider, (5) Policy Provider, (6) each Pass-Through Trustee, (7) Paying Agent, (8) Escrow Agent, (9) each Loan Participant, (10) each of their respective successors and assigns, and (11) each of the directors, officers, employees, and agents of such Persons .

     MORTGAGED PROPERTY: defined inss. 3.03 of the Mortgage.

     MORTGAGEE: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as loan trustee under the Mortgage.

     MORTGAGEE AGREEMENTS: the Participation Agreement, the Mortgage, and each other agreement between Mortgagee and any other party to the Participation Agreement, relating to the Transactions, delivered on the Delivery Date.

     MORTGAGEE EVENT: (1) in the event of a reorganization proceeding involving Lessee under Chapter 11 of the Bankruptcy Code, (a) the trustee in such proceeding or Lessee does not assume or agree to perform its obligations under the Lease, as contemplated under Section 1110, during the 60-day period under ss. 1110(a)(1)(A) of the Bankruptcy Code (or such longer period as may apply under ss. 1110(b) of the Bankruptcy Code), or (b) at any time after agreeing to perform or assuming such obligations, such trustee or Lessee ceases to perform such obligations with the result that the Continuous Stay Period comes to an end, or (2) either the Equipment Notes become due and payable pursuant to ss. 4.04(b) of the Mortgage, or Mortgagee takes action or notifies Owner Trustee that it intends to take action to foreclose the Lien of the Mortgage or otherwise commence the exercise of any significant remedy in accordance with ss. 4.04(a) of the Mortgage.

     NET ECONOMIC RETURN: Owner Participant's net after-tax book yield, using the "multiple investment sinking fund" method of analysis, and aggregate and present value (discounted at 6% per annum) of the net after-tax cash flow, computed both through the EBO Date (assuming Lessee's exercise of the early buy-out option in ss. 17.3.1(a)(1) of the Lease) and through the end of the Base Term, and computed on the basis of the same methodology and assumptions as the initial Owner Participant used in determining Basic Rent payments and allocations, Stipulated Loss Value percentages, and Termination Value percentages, as of the Delivery Date, as such assumptions are adjusted for events that have been the basis for adjustments to Basic Rent pursuant to ss. 3.2.1(b) of the Lease or events giving rise to indemnity payments pursuant to ss. 5 of the Tax Indemnity Agreement; PROVIDED, that, even if the initial Owner Participant transfers its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest; PROVIDED FURTHER, that, notwithstanding the preceding proviso, solely for purposes of ss. 11 of the Participation Agreement and calculating any adjustments to Basic Rent payments and allocations, Stipulated Loss Values, EBO Price, and Termination Values in connection with a refunding pursuant to such ss. 11 at a time when Owner Participant is a transferee (other than an Affiliate of the initial Owner Participant), the after-tax yield (but not the after-tax cash flow) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions used by the transferee Owner Participant as of the date when it acquires its interest.

     NET PRESENT VALUE OF RENTS: the present value, as of the date of determination, discounted at 10% per annum, compounded quarterly to the date of determination, of all unpaid Basic Rent payments during the then-remaining portion of the Base Term, expressed as a percentage of Lessor's Cost.

     NET WORTH for any Person: the excess of its total assets over its total liabilities.

     NEW DEBT: debt securities in an aggregate principal amount specified in the Re-Funding Information, with such principal amount not to exceed the then-outstanding principal balance due under the then-existing Equipment Notes being re-funded.

     NON-U.S. PERSON: any Person, other than a United States person as defined in Codess. 7701(a)(30).

     NOTE HOLDER: a registered holder of one or more Equipment Notes.

     NOTE PURCHASE AGREEMENT: the Note Purchase Agreement, dated as of the Issuance Date, among American Trans Air, Inc., Subordination Agent, Escrow Agent, Paying Agent, and Pass-Through Trustee under each Pass-Through Trust Agreement, providing for the issuance and sale of Equipment Notes.

     OFFICER'S CERTIFICATE of any party to the Participation Agreement: a certificate signed by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant, or Staff Vice President), the Treasurer, or the Secretary of such party.

     OPERATIVE AGREEMENTS: the Participation Agreement, the Trust Agreement, the Purchase Agreement Assignment, the Guarantee, the Consent and Agreement, the Engine Manufacturer Warranty Agreement, the Lease, the Mortgage, the Bills of Sale, the Tax Indemnity Agreement, and the Equipment Notes.

     OPERATIVE INDENTURE: an indenture under which notes have been issued and purchased by the Pass-Through Trustees pursuant to the Note Purchase Agreement.

     OP JURISDICTION: defined in Schedule 3 to the Participation Agreement.

     ORIGINAL AMOUNT of an Equipment Note: the stated original principal amount of such Equipment Note and, with respect to all Equipment Notes, the aggregate stated original principal amounts of all such equipment notes.

     OWNER PARTICIPANT: the Person executing the Participation Agreement as "Owner Participant"; except that, after an Owner Participant Transfers its interest to a successor Owner Participant, such transferor shall not be an "Owner Participant" (except as provided in ss. 10.2 of the Participation Agreement) and the successor Owner Participant shall be the "Owner Participant".

     OWNER PARTICIPANT AGREEMENTS: the Participation Agreement, the Tax Indemnity Agreement, the Trust Agreement and each other agreement between Owner Participant and any other party to the Participation Agreement relating to the Transactions, delivered on the Delivery Date.

     OWNER PARTICIPANT'S PERCENTAGE: the percentage of Lessor's Cost allocated to Owner Participant in Schedule 2 to the Participation Agreement.

     OWNER TRUSTEE: First Security Bank, National Association, a national banking association, not in its individual capacity, except as expressly provided in any Operative Agreement, but solely as Owner Trustee under the Trust Agreement.

     OWNER TRUSTEE AGREEMENTS: the Participation Agreement, the Lease, the Trust Agreement, the Mortgage, the Equipment Notes, the Purchase Agreement Assignment, [the Engine Manufacturer Warranty Agreement,] and each other agreement between Owner Trustee and any other party to the Participation Agreement, relating to the Transactions, delivered on the Delivery Date.

     PARTICIPANT: Owner Participant or a Loan Participant.

     PARTICIPATION AGREEMENT: Participation Agreement N___AT, dated the Delivery Date, among Lessee, Owner Participant, Owner Trustee, Pass-Through Trustees, Subordination Agent, and Mortgagee.

     PARTS: all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than (1) Engines or engines, and (2) any items leased by Lessee from a third party other than Lessor) from time to time installed or incorporated in or attached or appurtenant to the Airframe or any Engine.

     PASS-THROUGH AGREEMENTS: the Pass-Through Trust Agreements, the Note Purchase Agreement, the Deposit Agreements, the Escrow Agreements, the
Intercreditor Agreement, the Policy and the Policy Provider Agreements, the Liquidity Facilities, and the Fee Letters referred to in ss. 2.3 of each of the Liquidity Facilities, PROVIDED, that no amendment, modification, or supplement to, or substitution or replacement of, any such Fee Letter shall be effective for purposes of any obligation of Lessee, unless Lessee consents to it.

     PASS-THROUGH CERTIFICATES: the pass-through certificates issued by the Pass-Through Trusts (including any pass-through certificates for which such pass-through certificates may be exchanged).

     PASS-THROUGH INDEMNITEES: (1) Subordination Agent, Paying Agent, Escrow Agent, Liquidity Provider, Policy Provider, and Pass-Through Trustees, (2) each Affiliate of a Person described in the preceding clause (1), (3) the directors, officers, employees, and agents of the Persons described in clauses (1) and (2), and (4) the successors and permitted assigns of the Persons described in clauses
(1), (2), and (3).

     PASS-THROUGH TRUST: each of the two separate pass-through trusts created under the Pass-Through Trust Agreements.

     PASS-THROUGH TRUST AGREEMENT: each of the two separate pass-through trust agreements, dated as of the Issuance Date, by and between Lessee and a Pass-Through Trustee.

     PASS-THROUGH   TRUSTEE:   Wilmington  Trust  Company,  a  Delaware  banking
corporation, not in its individual capacity but solely in its capacity as trustee under each Pass-Through Trust Agreement.

     PASS-THROUGH   TRUSTEE  AGREEMENTS:   the  Participation   Agreement,   the
Pass-Through  Trust  Agreements,   the  Note  Purchase  Agreement,  the  Deposit
Agreements, the Escrow Agreements, and the Intercreditor Agreement.

     PAST-DUE RATE: defined in Schedule 1 to the Lease.

     PAYING AGENT: Wilmington Trust Company, as Paying Agent under each of the Escrow Agreements.

     PAYMENT DATE:  each  __________,  __________,  __________,  and  __________
during the Term, commencing with the first such date to occur after the Commencement Date.

     PAYMENT PERIOD: each of the consecutive quarterly periods (or such applicable shorter period beginning on the Delivery Date or the first day of a Renewal Term) during the Term and ending on a Payment Date, the first such period commencing on and including the Delivery Date.

     PERMITTED AIR CARRIER: (1) any manufacturer of commercial airframes or commercial aircraft engines, or any Affiliate thereof, (2) any Permitted Foreign Air Carrier, (3) any Person approved in writing by Owner Participant, or (4) any U.S. Air Carrier.

     PERMITTED COUNTRY: any country listed on Schedule 5 to the Lease, subject to the notes set forth on such Schedule.

     PERMITTED FOREIGN AIR CARRIER: any air carrier that (1) has its principal executive offices in a Permitted Country, and (2) is authorized to conduct commercial airline operations and to operate jet aircraft similar to the Aircraft under the applicable Laws of such Permitted Country.

     PERMITTED INSTITUTION: any bank, trust company, insurance company, financial institution, or corporation or limited liability company (other than, without Lessee's consent, a commercial air carrier, a commercial aircraft operator, a freight forwarder, an airframe manufacturer (other than Airframe Manufacturer) or aircraft engine manufacturer (other than Engine Manufacturer), or an Affiliate of any of the foregoing), in each case with a combined capital and surplus or net worth of at least $50,000,000.

     PERMITTED LIEN: any Lien described in clauses (a) through (g) ofss. 6 of the Lease.

     PERMITTED SUBLEASE: a sublease permitted underss. 7.2.7 of the Lease.

     PERMITTED SUBLESSEE: the sublessee under a Permitted Sublease.

     PERSON or PERSON: an individual, firm, business, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, governmental committee, governmental department, governmental authority, and other body or organization, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

     PLAN: any employee benefit plan within the meaning of ERISAss. 3(3), or any plan within the meaning of Codess. 4975(e)(1).

     POLICY: defined inss. 1.1 of the Intercreditor Agreement.

     POLICY PROVIDER: [AIG].

     POLICY  PROVIDER   AGREEMENT:   defined  inss.  1.1  of  the  Intercreditor
Agreement.

     PRELIMINARY NOTICE: defined inss. 17.1 of the Lease.

     PTT PERCENTAGE with respect to each Pass-Through Trustee: the percentage of Lessor's Cost allocated to such Pass-Through Trustee in Schedule 2 to the Participation Agreement.

     PURCHASE AGREEMENT: shall mean Purchase Agreement No. _____ by and between Lessee and the Airframe Manufacturer, dated as of __________, 2000, including the exhibits and letter agreements appended thereto and incorporated therein (except Letter Agreement Nos. __________, __________, and ----------).

     PURCHASE AGREEMENT ASSIGNMENT: Purchase Agreement and Engine Warranties Assignment N___AT, dated the Delivery Date, between Lessee and Owner Trustee.

     PURCHASE DATE: the last Business Day of the Base Term or a Renewal Term, as specified in any Purchase Notice.

     PURCHASE NOTICE: defined inss. 17.3.1 of the Lease.

     QIB: defined inss. 2.08 of the Mortgage.

     RE-FUNDING CERTIFICATE: a certificate of an authorized representative of Owner Participant delivered pursuant to ss. 11.1.1 of the Participation Agreement, setting forth (1) the Re-Funding Date and (2) the following information, subject to the limitations in ss. 11 of the Participation
Agreement: (a) the principal amount of debt to be issued by Owner Trustee on the Re-Funding Date which amount cannot exceed the outstanding balance of the existing Debt and (b) the proposed revised schedules of Basic Rent payments and allocations, Stipulated Loss Value percentages, Termination Value percentages, the EBO Price, and the proposed Amortization Schedules, calculated in accordance with ss. 3.2.1 of the Lease.

     RE-FUNDING DATE: the proposed date on which the outstanding Equipment Notes will be redeemed and refinanced pursuant to ss. 11 of the Participation Agreement.

     RE-FUNDING INFORMATION: the information set forth in the Re-Funding Certificate (other than the Re-Funding Date), as revised by any verification procedures demanded by Lessee pursuant to ss. 3.2.1(d) of the Lease.

     REGISTRATION RIGHTS AGREEMENT: the Exchange and Registration Rights Agreement dated the Issuance Date by and among Guarantor, Lessee, and certain initial purchasers of the Pass-Through Certificates named therein, providing for, among other things, the exchange offer with respect to such Pass-Through Certificates to be registered under the Securities Act or the shelf registration of such Pass-Through Certificates for a period specified therein.

     REMOVABLE PARTS: defined inss. D of Annex C to the Lease.

     RENEWAL NOTICE: defined inss. 17.2.1 of the Lease.

     RENEWAL RENT: the basic rent payable for a Renewal Term, determined pursuant toss. 17.2.2 of the Lease.

     RENEWAL TERM: a one-year term for which the Lease is extended by Lessee (if applicable) pursuant toss. 17 of the Lease.

     RENT: Basic Rent and Supplemental Rent.

     REPLACEMENT AIRFRAME: an airframe substituted for the Airframe pursuant toss. 10 of the Lease.

     REPLACEMENT ENGINE: an engine substituted for an Engine pursuant to the Lease.

     REPLACEMENT LIQUIDITY PROVIDER: defined in the Intercreditor Agreement.

     RETURN ACCEPTANCE SUPPLEMENT: a Return Acceptance Supplement, dated as of the date the Aircraft is returned to Lessor pursuant toss. 5 of the Lease, entered into by Lessor and Lessee, substantially in the form of Exhibit B to the Lease.

     SCHEDULED DELIVERY DATE: the expected Delivery Date that Lessee notifies to each Participant, Owner Trustee, and Mortgagee pursuant to ss. 4.1 of the Participation Agreement, which must be a Business Day not later than the Commitment Termination Date.

     SCHEDULED EXPIRATION DATE: defined in Schedule 1 to the Lease.

     SEC: the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of the Securities and Exchange Commission.

     SECTION 1110: Bankruptcy Codess. 1110.

     SECTION 1110 PERIOD: defined inss. 4.04(a) of the Mortgage.

     SECURED OBLIGATIONS: defined inss. 2.06 of the Mortgage.

     SECURITIES ACT: the Securities Act of 1933.

     SECURITY: a "security" as defined inss. 2(1) of the Securities Act.

     SELLER: _______________ [Lessee] [Airframe Manufacturer] [other].

     SENIOR HOLDER: defined inss. 2.16(c) of the Mortgage.

     SERIES: Series G or Series C.

     SERIES C or SERIES C EQUIPMENT NOTES: Equipment Notes issued under the Mortgage and designated as "Series C" thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Mortgage under the heading "Series C".

     SERIES G or SERIES G EQUIPMENT NOTES: Equipment Notes issued under the Mortgage and designated as "Series G" thereunder, in the Original Amount and maturities and bearing interest as specified in Schedule I to the Mortgage under the heading "Series G".

     SIGNIFICANT   EXPENDITURE:   expenditures   in  excess  of  $5,000,000  for
non-severable   improvements  to  the  Aircraft  which   constitute   "Mandatory
Modifications" as defined inss. D of Annex C to the Lease.

     SIMILAR AIRCRAFT: defined in Schedule 1 to the Lease.

     SLV RATE: defined in Schedule 1 to the Lease.

     SPECIAL DEFAULT: (1) Lessee's failure to pay any amount of Basic Rent, Stipulated Loss Value, or Termination Value when due, or (2) any Lease Default referred to inss. 14.5 of the Lease.

     STANDARD & POOR'S: Standard & Poor's Ratings Services.

     STIPULATED LOSS VALUE for the Aircraft: (1) during the Base Term, Lessor's Cost multiplied by the percentage in Schedule 3 to the Lease (as adjusted from time to time in accordance with ss. 3.2.1 of the Lease) for the pertinent Stipulated Loss Value Date, and (2) during any Renewal Term, the amount determined pursuant to ss. 17.2.3 of the Lease. Notwithstanding anything to the contrary in any Operative Agreement, Stipulated Loss Value shall always be sufficient to pay in full, as of the date of payment thereof (assuming timely payment of the Equipment Notes before such date), the unpaid principal amount of all Equipment Notes outstanding as of such date, together with accrued and unpaid interest on all Equipment Notes as of such date (without regard to any interest accrued on the Equipment Notes at a rate exceeding the Debt Rate). If the event giving rise to an obligation to pay any Stipulated Loss Value occurs and the actual date that the loss of tax benefits resulting from such event shall be earlier or later than the date assumed in calculating the federal income tax consequences reflected in the applicable Stipulated Loss Value, such Stipulated Loss Value shall be appropriately adjusted upwards or downwards to reflect the actual date of such loss.

     STIPULATED LOSS VALUE DATE for any month: the day in that month specified in Schedule 3 to the Lease or, if that day is not a Business Day, the following Business Day.

     SUBORDINATION AGENT: Wilmington Trust Company, as subordination agent under the Intercreditor Agreement.

     SUBORDINATION AGENT AGREEMENTS: the Participation Agreement, the Liquidity Facilities, and the Intercreditor Agreement.

     SUPPLEMENTAL  RENT:  without  duplication,  (1) all  Expenses,  Transaction
Expenses, and all other amounts, liabilities, indemnities, and obligations (other than Basic Rent, but including any Make-Whole Amount) that Lessee assumes or becomes obligated to pay or agrees to pay under any Lessee Operative Agreement to or on behalf of Lessor or any other Person, including Stipulated Loss Value, Termination Value, and indemnity payments under ss. 9 of the Participation Agreement, but excluding any amount as to which Lessee is obligated to pay a pro rata share pursuant to clause (5) of this definition, (2)
(a) to the extent not payable (whether or not in fact paid) under ss. 6(a) or ss. 6(b), as applicable, of the Note Purchase Agreement (as originally in effect or amended with Owner Participant's consent), the fees payable to (x) Liquidity Provider under ss. 2.3 of each Liquidity Facility, multiplied by a fraction the numerator of which is the then-outstanding aggregate principal amount of all the series of Equipment Notes, and the denominator of which is the then-outstanding aggregate principal amount of all "Series G Equipment Notes" and "Series C Equipment Notes" (each as defined in the Note Purchase Agreement) and (y) Policy Provider under ss. 3.02(d)(i) of the Policy Provider Agreement and the related Policy Fee Letter (as defined in the Policy Provider Agreement) multiplied by a fraction the numerator of which shall be the then-outstanding aggregate principal amount of the Series G Equipment Notes and the denominator of which shall be the then outstanding aggregate principal amount of all "Series G Equipment Notes" (as defined in the Note Purchase Agreement); (b) (x) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under ss. 3.7 of each Liquidity Facility minus Investment Earnings from such Downgrade Advance, multiplied by (y) the fraction specified in the foregoing clause (a)(x); (c) (x) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under ss. 3.7 of each Liquidity Facility minus Investment Earnings on such Non-Extension Advance multiplied by (y) the fraction specified in the forgoing clause (a)(x); (d) if any payment default exists with respect to interest on any series of Equipment Notes, (x) an amount equal to interest on any Unpaid Advance, Applied Downgrade Advance, or Applied Non-Extension Advance payable under ss. 3.7 of each Liquidity Facility (or if Policy Provider has made a payment in respect of such Advance to the Liquidity Provider or, in the case of the Series G Equipment Notes, if Policy Provider has made a payment equivalent to such an Advance, as would have been payable under ss. 3.7 of the Liquidity Facility in respect of the Class G Certificates had such Advance been made) plus any interest at the Past-Due Rate actually payable (whether or not in fact paid) in respect of the overdue scheduled interest on the Equipment Notes in respect of which such Unpaid Advance, Applied Downgrade Advance, or Applied Non-Extension Advance was made by the applicable Liquidity Provider (or, in the case of the Series G Equipment Notes, an equivalent payment was made by Policy Provider) multiplied by (y) a fraction the numerator of which is the sum of all then-overdue interest on the Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any Equipment Notes), and the denominator of which shall be the sum of all then-overdue interest on all "Series G Equipment Notes" and "Series C Equipment Notes" (each as defined in the Note Purchase Agreement) (other than interest becoming due and payable solely as a result of acceleration of any such "Equipment Notes"); and (e) Lessor's pro rata share of any other amounts owed to Liquidity Provider by Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances), except to the extent payable pursuant to clause (a), (b), (c), or (d) above, (3) Lessor's pro rata share of all compensation and reimbursement of expenses, disbursements, and advances payable under the Pass-Through Trust Agreements, (4) Lessor's pro rata share of all compensation and reimbursement of expenses and disbursements (including payments of indemnities) payable either
(a) to Subordination Agent under the Intercreditor Agreement, except with respect to any income or franchise taxes incurred by Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement, or
(b) by Lessee to Policy Provider under the Policy Provider Agreement, (5) Lessor's pro rata share of any amount payable under ss. 9.1 (and, if attributable thereto, ss. 9.5) of the Participation Agreement to any Pass-Through Indemnitee to the extent such amount relates to, results from, or arises out of or in connection with (a) the Pass-Through Agreements or the enforcement of any of the terms of any of the Pass-Through Agreements, (b) the offer, sale, or delivery of the Pass-Through Certificates or any interest therein or represented thereby, or (c) any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement or other obligation to be performed by Lessee under any Pass-Through Agreement, or the falsity of any representation or warranty of Lessee in any Pass-Through Agreement, and (6) if Lessee requests any amendment to any Operative Agreement or Pass-Through Agreement, Lessor's pro rata share of all reasonable fees and expenses (including fees and disbursements of counsel) of Escrow Agents and Paying Agents in connection therewith payable by Pass-Through Trustees under the Escrow Agreements. As used herein, (1) "LESSOR'S PRO RATA SHARE" means as of any time a fraction, the numerator of which is the then-outstanding principal balance of Equipment Notes, and the denominator of which is the aggregate then-outstanding principal balance of all "Equipment Notes" (as each such term is defined in each of the Operative Indentures), "(2) "Policy" means the
Certificate Guaranty Insurance Policy (including the endorsement attached thereto and constituting a part thereof) issued by Policy Provider pursuant to the Policy Provider Agreement, and (3) "Policy Provider Agreement" means the Insurance and Indemnity Agreement dated as of the Policy issuance date among Lessee, Subordination Agent, and Policy Provider. For purposes of this definition, "Applied Downgrade Advance", "Applied Non-Extension Advance", "Cash Collateral Account", "Downgrade Advance", "Final Advance", "Investment Earnings", "Non-Extension Advance", and "Unpaid Advance" have the same meanings as in each Liquidity Facility.

     TAX ATTRIBUTE PERIOD: the period from the Delivery Date through December 31, 20__ [DELIVERY DATE YEAR PLUS SEVEN] or such longer period of depreciation as may be allowable by reason of an indemnifiable event under the Tax Indemnity Agreement;

     TAX INDEMNITEE: (1) FSB and Owner Trustee, (2) WTC and Mortgagee, (3) each separate or additional trustee appointed pursuant to the Trust Agreement or the Mortgage, (4) each Participant, (5) the Trust Estate and the Collateral, (6) Policy Provider, and (7) the successors, assigns, and agents of the foregoing. For purposes of this definition, the term "Owner Participant" shall include any member of an affiliated group (within the meaning of Code ss. 1504) of which Owner Participant is a member at the pertinent time, if consolidated, joint, or combined returns are filed for such affiliated group for federal, state, or local income tax purposes.

     TAX INDEMNITY AGREEMENT: Tax Indemnity Agreement N___AT, dated the Delivery Date, between Lessee and Owner Participant.

     TAXES: all fees (including license, recording, documentation, and registration fees), taxes, including income, gross receipt franchise sales, use, rental, turnover, business, occupational, excise, value-added, tangible and intangible property and stamp taxes, levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever imposed by any Taxing Authority, and any penalties, additions to tax, fines, or interest thereon or additions thereto.

     TAXING AUTHORITY: any federal, state, or local government or other taxing authority in the United States or its possessions, any foreign government or political subdivision or taxing authority thereof, any international taxing authority, or any territory or possession of the United States or taxing authority thereof.

     TERM: the term, commencing on the Delivery Date, for which the Aircraft is leased pursuant to ss. 3 of the Lease, consisting of the Base Term and any Renewal Term(s); PROVIDED, that, if at the scheduled end of the Term the Aircraft or Airframe is being used, or was within the previous six months being used, by the U.S. Government pursuant to CRAF, the Term shall be deemed extended for the period necessary to accommodate usage of the Aircraft or Airframe pursuant to CRAF plus six months thereafter, and Lessee shall be obligated to pay Basic Rent for any such extension period at a quarterly rate equal to the average of the Basic Rent paid during the Base Term or the applicable Renewal Term (whichever ended immediately before such extension).

     TERMINATION DATE: any Payment Date occurring after the seventh anniversary of the Delivery Date on which the Lease terminates in accordance withss. 9 of the Lease.

     TERMINATION VALUE for the Aircraft: Lessor's Cost multiplied by the percentage in Schedule 4 to the Lease (as adjusted from time to time in accordance with ss. 3.2.1 of the Lease) for the pertinent Termination Value Date. Notwithstanding anything to the contrary in any Operative Agreement, Termination Value shall always be sufficient to pay in full, as of the date of payment thereof (assuming timely payment of the Equipment Notes before such date), the unpaid principal amount of all Equipment Notes outstanding as of such date, together with accrued and unpaid interest on all such Equipment Notes as of such date (without regard to any interest accrued on the Equipment Notes at a rate exceeding the Debt Rate). If the event giving rise to an obligation to pay any Termination Value occurs and the actual date that the loss of tax benefits resulting from such event shall be earlier or later than the date assumed in calculating the federal income tax consequences reflected in the applicable Termination Value, such Termination Value shall be appropriately adjusted upwards or downwards to reflect the actual date of such loss.

     TERMINATION  VALUE DATE for any month:  the day in such month  specified in
Schedule 4 to the Lease or, if such day is not a Business Day, the following Business Day.

     THRESHOLD AMOUNT: defined in Schedule 1 to the Lease.

     TRANSACTION EXPENSES: (1) the reasonable and actual fees and disbursements incurred in connection with the negotiation, execution, and delivery of the Operative Agreements of (a) Richards, Layton & Finger, special counsel for Mortgagee, such information to be furnished by Mortgagee, (b) Ray, Quinney & Nebeker, special counsel for Owner Trustee under the Trust Agreement, such information to be furnished by Owner Trustee, (c) FAA Counsel, such information to be furnished by Lessee, (d) Dewey Ballantine LLP, special counsel to Owner Participant (as defined in Schedule 3 to the Participation Agreement), such information to be furnished by Owner Participant, (e) ____________________, special counsel to the Loan Participants, such information to be furnished by Lessee, (f) Troutman Sanders LLP, special counsel to Lessee, such information to be furnished by Lessee, and (g) Lessee Advisor, such information to be furnished by Lessee, (2) all fees, taxes, and other charges payable in connection with the recording or filing of instruments and financing statements, such information to be furnished by Lessee, (3) the initial fee and reasonable and actual disbursements of Owner Trustee under the Trust Agreement, such information to be furnished by Owner Trustee, (4) the initial fee and reasonable and actual disbursements of Mortgagee under the Mortgage, such information to be furnished by Mortgagee, (5) the fee of the Appraiser with respect to the appraisal of the Aircraft referred to in ss. 5.1.2(l) of the Participation Agreement, such information to be furnished by Owner Participant, and (6) the equity placement fee and reasonable disbursements of Lessee's Advisor(s), such information to be furnished by Lessee, and the Allocated EETC Expenses.

     TRANSACTIONS: the transactions contemplated by the Operative Agreements.

     TRANSFER: the transfer, sale, assignment, or other conveyance of all or any interest in any property, right, or interest.

     TRANSFEREE: a Person to whom Owner Participant, Owner Trustee, Loan Participant, or Note Holder purports or intends to Transfer any or all of its right, title, or interest in the Trust Estate or in its Equipment Note and the Collateral, as described in ss. 10.1.1(a), ss. 10.1.2, or ss. 10.1.3 (but excluding participants in any participation referred to in ss. 10.1.3) of the Participation Agreement.

     TRANSPORTATION CODE: subtitle VII of title 49, United States Code.

     TRUST: the trust created by the Trust Agreement.

     TRUST AGREEMENT: Trust Agreement N___AT, dated as of __________ 1, 200_, between Owner Participant and FSB.

     TRUST ESTATE: all Owner Trustee's estate, right, title, and interest in and to the Aircraft, the Lease, the Purchase Agreement, [and the Engine Manufacturer Warranty Agreement,] including all Basic Rent and Supplemental Rent (including insurance proceeds and requisition, indemnity, or other payments of any kind for of with respect to the Aircraft), but excluding any Excluded Payment.

     UCC:  the  Uniform   Commercial   Code  as  in  effect  in  any  applicable
jurisdiction.

     UNITED STATES or U.S.: the United States of America; PROVIDED, that for geographic purposes, "United States" means the 50 states and the District of Columbia of the United States of America.

     U.S. AIR CARRIER: any United States air carrier who is a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of the Transportation Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to whom there is in force an air carrier operating certificate issued pursuant to FAR Part 121, or who may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

     U.S. GOVERNMENT: the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.

     U.S. PERSON: any Person described in Codess. 7701(a)(30).

     WEIGHTED AVERAGE LIFE TO MATURITY with respect to any specified Debt, at the time of the determination thereof: the number of years obtained by dividing the Remaining Dollar Years of such Debt by the then-outstanding principal amount of such Debt. "REMAINING DOLLAR YEARS" means the amount obtained by (1) multiplying the amount of each then-remaining principal payment on such Debt by the number of years (calculated at the nearest one-twelfth) that will elapse between the date of determination of the Weighted Average Life to Maturity of such Debt and the date of that required payment, and (2) totaling the products obtained in clause (1).

     WET LEASE: any arrangement whereby Lessee or a Permitted Sublessee agrees to furnish the Aircraft, the Airframe, or any Engine to a third party pursuant to which the Aircraft, Airframe, or Engine is at all times in the operational control of Lessee or a Permitted Sublessee, PROVIDED, that Lessee's obligations under the Lease shall continue in full force and effect notwithstanding any such arrangement.

     WTC: Wilmington Trust Company, Delaware banking corporation, not in its capacity as Mortgagee under the Mortgage, but in its individual capacity.





                                     ANNEX A


                                   DEFINITIONS

GENERAL PROVISIONS

     (a) In each Operative Agreement, unless otherwise expressly provided, a reference to:

     (1) each of "Lessee", "Lessor", "Owner Trustee", "Owner Participant", and any other Person includes any successor in interest to it and any permitted transferee, permitted purchaser, or permitted assignee of it;

     (2) any agreement or other document (including any annex, schedule, or exhibit thereto, or any other part thereof) includes that agreement or other document as amended, supplemented, or otherwise modified and any agreement or other document entered into in substitution or replacement therefor from time to time, and in each case in accordance with its terms and in accordance with the Operative Agreements;

     (3) any provision of any Law includes any such provision as amended, modified, supplemented, substituted, reissued, or reenacted before the Delivery Date, and thereafter from time to time;

     (4) "Agreement", "this Agreement", "hereby", "herein", "hereto", "hereof", "hereunder", and words of similar import, when used in any Operative Agreement, refer to such Operative Agreement as a whole and not to any particular provision of such Operative Agreement;

     (5) "including", "include", and terms or phrases of similar import means "including [etc.], without limitation";

     (6) "or" is conjunctive and not disjunctive; and

     (7) a reference to a "section" or "ss.", an "Exhibit", an "Annex", or a "Schedule" in any Operative Agreement, or in any annex thereto, is a reference to a section of, or an exhibit, an annex, or a schedule to, such Operative Agreement or such annex, respectively.

     (b) Each exhibit, annex, and schedule to each Operative Agreement is incorporated in, and is a part of, such Operative Agreement.

     (c) Unless otherwise defined or specified in any Operative Agreement, all accounting terms therein shall be construed and all accounting determinations thereunder shall be made in accordance with GAAP.

     (d) Headings used in any Operative Agreement are for convenience only, and shall not in any way affect the construction of, or be taken into consideration in interpreting, such Operative Agreement.

     (e) For purposes of each Operative Agreement, the existence of an Event of Default, Default, or Special Default referred to in ss. 14.5 of the Lease shall not prohibit Lessee from taking any action or exercising any right that is conditioned on the non-existence of any Event of Default, Default, or Special Default if such Event of Default, Default, or Special Default consists of the institution of reorganization proceedings with respect to Lessee under Chapter 11 of the Bankruptcy Code, and the trustee or debtor-in-possession in such proceedings (1) has agreed to perform its obligations under the Lease with the approval of the applicable court and thereafter continues to perform such obligations in accordance with Section 1110, or (2) has assumed the Lease with the approval of the relevant court and thereafter continues to perform its obligations under the Lease.

DEFINED TERMS

            ACTUAL KNOWLEDGE: (a) as it applies to Owner Trustee, actual knowledge of a responsible officer in the Corporate Trust Department, respectively, and (b) as it applies to Owner Participant or Lessee, actual knowledge of a Vice President or more senior officer of Owner Participant or Lessee (respectively), or any other officer of Owner Participant or Lessee (respectively) having responsibility for the Transactions; PROVIDED, that each of Lessee, Owner Participant, and Owner Trustee, shall be deemed to have "Actual Knowledge" of any matter as to which it has received notice from Lessee, Owner Participant, or Owner Trustee, given pursuant to ss. 15.7 of the Participation Agreement.

            ADDITIONAL INSURED: defined inss. D of Annex D to the Lease.

     AFFILIATE of any Person: any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and "controlling", "controlled by", and "under common control with" have correlative meanings, PROVIDED, that Owner Participant will not be deemed to be an "Affiliate" of Lessor or Owner Trustee (and vice versa).

     AIRCRAFT: the Airframe and Engines.

     AIRCRAFT BILL OF SALE: a warranty bill of sale granting title to the Aircraft, which bill of sale Seller is to deliver to Owner Trustee on the Delivery Date.

            AIRCRAFT DESCRIPTION EXHIBIT: Exhibit A to the Lease.

     AIRCRAFT DOCUMENTS: all technical data, manuals, and log books, and all inspection, modification, and overhaul records and other service, repair, maintenance, and technical records that the relevant Aviation Authority, the Lease, or the Maintenance Program requires be maintained with respect to the Aircraft, including all required additions, renewals, revisions, and replacements of any such materials, in each case in whatever form and by whatever means or medium (including microfiche, microfilm, paper, or computer disk) such materials are maintained or retained by or on behalf of Lessee (PROVIDED, that all such materials shall be maintained in the English language).

     AIRFRAME: (1) the aircraft (excluding Engines or engines from time to time installed thereon) manufactured by Airframe Manufacturer and identified by Airframe Manufacturer's model number, United States registration number, and Airframe Manufacturer's serial number set forth in the Aircraft Description Exhibit, or (2) any Replacement Airframe, including in either case any and all Parts incorporated or installed in or attached or appurtenant to such airframe, and any and all Parts removed from such airframe, unless title to such Parts does not vest in Lessor in accordance with ss. 8.1 and Annex C of the Lease. Upon substitution of a Replacement Airframe under and in accordance with the Lease, such Replacement Airframe shall become subject to the Lease and shall be the "Airframe" for all purposes of the Operative Agreements, and the replaced Airframe shall cease to be subject to the Lease and shall cease to be the "Airframe".

     AIRFRAME MANUFACTURER: The Boeing Company, a Delaware corporation.

     APPLICABLE PERCENTAGE: means (A) for the [first one-year Renewal Term][first two one-year Renewal Terms], (1) 100% if, at the time that the first Renewal Term begins, Lessee provides Owner Participant with an opinion of counsel reasonably satisfactory to Owner Participant to the effect that, due to a Change in Tax Law or clarification of law, if the Applicable Percentage had been 100% on the Closing Date no Renewal Term would have been included in the Lease Term under Code ss. 467 and the Treasury Regulations thereunder and (2) otherwise, 105%; and (B) for any subsequent Renewal Term, 100%.

     APPRAISER: a firm of internationally-recognized, independent aircraft appraisers.

     AVIATION AUTHORITY: the FAA or, if the Aircraft is registered with any other Government Entity under and in accordance withss. 7.1.2 of the Lease, such other Government Entity.

     BANKRUPTCY  CODE: the United States  Bankruptcy  Code, 11 U.S.C.ss.  101 ET
SEQ.

     BASE TERM: the period beginning on and including the Commencement Date and ending on the Scheduled Expiration Date therefor, or such earlier date on which the Term terminates in accordance with the provisions of the Lease.

     BASIC RENT: the rent (including, to the extent applicable, Renewal Rent) payable or allocable, as applicable, for the Aircraft pursuant to ss. 3.2.1(a) of the Lease.

     BILLS OF SALE: the FAA Bill of Sale and the Aircraft Bill of Sale.

     BURDENSOME INDEMNITY PAYMENT: an indemnity payment pursuant to the Tax Indemnity Agreement or ss. 9 of the Participation Agreement which would cause the aggregate net present value of all losses paid or payable by Lessee as of the determination date, discounted quarterly at the SLV Rate, to the determination date, to exceed 2.5% of Lessor's Cost.

     BUSINESS DAY: any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law to close in New York, NY, Indianapolis, IN, or Salt Lake City, UT.

     CASH EQUIVALENTS: the following securities (which shall mature within 90 days of the date of purchase thereof): (1) direct obligations of the U.S. Government; (2) obligations fully guaranteed by the U.S. Government; (3) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, Owner Trustee, or any bank, trust company, or national banking association incorporated or doing business under the laws of the United States or any state thereof having a combined capital and surplus and retained earnings of at least $500,000,000 and having a rate of "C" or better from the Thomson BankWatch Service; or (4) commercial paper of any issuer doing business under the laws of the United States or one of the states thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's or Moody's at least equal to A1 or P1, respectively.

     CITIZEN  OF  THE  UNITED  STATES:   defined  inss.   40102(a)(15)   of  the
Transportation Code and in the FARs.

     CLOSING: the closing of the transactions contemplated by the Participation Agreement on the Delivery Date.

     CODE: the Internal Revenue Code of 1986; PROVIDED, that when used in relation to a Plan, "Code" shall be interpreted in accordance with the regulations and rulings issued thereunder.

     COMMENCEMENT DATE: defined in Schedule 1 to the Lease.

     COMMITMENT: Owner Participant's commitment to participate in the payment of Lessor's Cost, as reflected in Schedule 2 of the Participation Agreement.

     COMMITMENT TERMINATION DATE: defined in Schedule 3 to the Participation Agreement.

     CONSENT AND AGREEMENT: Manufacturer Consent and Agreement N___AT, dated the Delivery Date, of Airframe Manufacturer.

     CORPORATE TRUST DEPARTMENT or TRUST OFFICE: Owner Trustee's principal corporate trust office, located from time to time at Owner Trustee's address for notices under the Participation Agreement, or such other office at which Owner Trustee's corporate trust business shall be administered and which Owner Trustee specifies by notice in writing to Lessee.

     CRAF: the Civil Reserve Air Fleet Program established pursuant to 10 U.S.C.ss. 9511 - 13, or any similar substitute program.

     DEBT: any liability for borrowed money, or any liability for the payment of money in connection with any letter of credit transaction, or any other liabilities evidenced or to be evidenced by bonds, debentures, notes, or other similar instruments.

     DELAYED DELIVERY DATE: a delayed Delivery Date notified to each Participant and Owner Trustee by Lessee pursuant to ss. 4.3 of the Participation Agreement, which delayed Delivery Date shall be a Business Day not later than the Commitment Termination Date.

     DELIVERY DATE: __________, 200_ (which is the date when the Aircraft is delivered to and accepted by Lessee under the Lease and when the Closing occurs).

     DOLLARS, UNITED STATES DOLLARS, or $: the lawful currency of the United States.

     DOT:  the  Department  of  Transportation  of  the  United  States,  or any
Government   Entity   succeeding  to  the   functions  of  such   Department  of
Transportation.

     EBO DATE: as specified in Schedule 5 to the Lease.

     EBO PRICE: as specified in Schedule 5 to the Lease, as adjusted pursuant toss. 3.2.1 of the Lease.

     ELIGIBLE INSTITUTION: the corporate trust department of (1) Wilmington Trust Company, acting solely in its capacity as a "securities intermediary" (as defined in UCC ss. 8-102(14)), or (2) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's and Standard & Poor's of at least A-3 or its equivalent.

     ENGINE: (1) each of the engines manufactured by Engine Manufacturer and identified by Engine Manufacturer's model number and Engine Manufacturer's serial number in the Aircraft Description Exhibit and originally installed on the Airframe on delivery thereof pursuant to the Lease, or (2) any Replacement Engine, in any case whether or not from time to time installed on the Airframe or installed on any other airframe or aircraft, including (for both clauses (1) and (2)) any and all Parts incorporated or installed in or attached or appurtenant to such engine, and any and all Parts removed from such engine, unless title to such Parts does not vest in Lessor in accordance with ss. 8.1 and Annex C of the Lease. Upon substitution of a Replacement Engine under and in accordance with the Lease, such Replacement Engine shall become subject to the Lease and shall be an "Engine" for all purposes of the Operative Agreements, and the replaced Engine shall cease to be subject to the Lease and shall cease to be an "Engine".

     ENGINE MANUFACTURER: CFM International.

     [ENGINE MANUFACTURER WARRANTY AGREEMENT: Engine Manufacturer Warranty Agreement N___AT, dated the Delivery Date, among Engine Manufacturer, Owner Trustee and Lessee.]

     ERISA: the Employee Retirement Income Security Act of 1974.

     EVENT OF LOSS with respect to the Aircraft, the Airframe, or any Engine: any of the following circumstances, conditions, or events with respect to such property, which shall have occurred for any reason whatsoever:

     (1) the destruction of such property, damage to such property beyond economic repair, or rendition of such property permanently unfit for normal use by Lessee;

     (2) the actual or constructive total loss of such property, or any damage to such property, or requisition of title or use of such property, which results in an insurance settlement with respect to such property on the basis of a total loss or constructive or compromised total loss;

     (3) any theft, hijacking, or disappearance of such property for 90 consecutive days or more or, if earlier, the fifth day following the end of the Term;

     (4) any seizure, condemnation, confiscation, taking, or requisition (including loss of title) of such property by any Government Entity or purported Government Entity (other than a requisition of use by the U.S. Government) for 180 consecutive days or, if earlier, at the end of the Term;

     (5) any seizure, condemnation, confiscation, taking, or requisition of use of such property by the U.S. Government that continues until the 30th day after the last day of the Term; and (6) as a result of any law, rule, regulation, order, or other action by the Aviation Authority or by any Government Entity of the government of registry of the Aircraft or by any Government Entity otherwise having jurisdiction over the operation or use of the Aircraft, the use of the Aircraft, the Airframe, or any Engine in the normal course of Lessee's business of passenger air transportation is prohibited for 180 consecutive days, unless, before the expiration of such 180-day period, Lessee undertakes and is diligently carrying forward such steps as are necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use is prohibited for a continuous period of 360 days, PROVIDED, that such prohibition shall not create an Event of Loss if such prohibition applies to other B737-800 aircraft (or CFM 56-7 engines) in Lessee's fleet and also applies to Boeing 737-800 aircraft (or CFM 56-7 engines) not owned or operated by Lessee and, before the expiration of such 360-day period, Lessee conforms at least one unit of such property in its fleet to the requirements of any such law, rule, regulation, order, or other action, begins regular commercial use of the same in such jurisdiction, and is diligently carrying forward, in a manner which does not discriminate against such property in so conforming such property, steps which are necessary or desirable to permit the normal use of the Aircraft by Lessee, but in any event if such use is prohibited for a continuous period of 540 days or such use is prohibited at the expiration of the Term.

     EXPENSES: any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, demands, judgments, expenses, and disbursements (including reasonable fees, disbursements, and reasonable out of pocket costs and expenses of legal counsel, accountants, appraisers, inspectors, or other professionals, and costs of investigation).

     FAA:  the Federal  Aviation  Administration  of the United  States,  or any
Government   Entity  succeeding  to  the  functions  of  such  Federal  Aviation
Administration.

     FAA BILL OF SALE: a bill of sale for the Aircraft on AC Form 8050-2 (or any other FAA-approved form), delivered to Owner Trustee on the Delivery Date by Seller.

     FAA COUNSEL: Crowe & Dunlevy.

     FAA-FILED DOCUMENTS: the Lease, the Trust Agreement, the FAA Bill of Sale, and an application for registration of the Aircraft with the FAA in Owner Trustee's name.

     FARS: the Federal Aviation Regulations issued or promulgated pursuant to the Transportation Code from time to time.

     FAIR MARKET RENTAL VALUE: the fair market rental value in Dollars for the Aircraft that would apply in an arm's-length transaction between an informed and willing lessee under no compulsion to lease, and an informed and willing lessor under no compulsion to lease, for the applicable period, assuming that (1) except as provided in ss. 15.4 of the Lease, the Aircraft has been maintained in accordance with, and is in the condition required by, the Lease, (2) rent would be paid quarterly, and (3) except as provided in ss. 15.4 of the Lease, the Aircraft would be leased during any such period on the same terms and conditions (except for Basic Rent amount) as during the Base Term.

     FAIR MARKET SALES VALUE: the fair market sales value in Dollars for the Aircraft that would apply in an arm's-length transaction between an informed and willing buyer under no compulsion to buy, and an informed and willing seller under no compulsion to sell, in a transaction that would close on or about the relevant time of determination, assuming that (1) except as provided in ss. 15.4 of the Lease, the Aircraft has been maintained in accordance with the Lease, and is in the condition required by the Lease, and (2) the Aircraft will be delivered to such informed and willing buyer in the return condition required by the Lease.

     FINANCING STATEMENTS: UCC-1 (and, where appropriate, UCC-3) financing statements covering the Aircraft, as a precautionary matter, by Lessee, as lessee, showing Owner Trustee as lessor, for filing in Indiana and each other jurisdiction where (in Owner Trustee's opinion) filing is reasonably desirable.

     FIXED RATE: defined in Schedule 1 to the Lease.

     FSB:  First  Security  Bank,  National  Association,   a  national  banking
association, not in its capacity as trustee under the Trust Agreement, but in its individual capacity.

     GAAP: generally accepted accounting principles as set forth in the statements of financial accounting standards issued by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants, as varied by any applicable financial accounting rules or regulations issued by the SEC, and applied on a basis consistent with prior periods except as disclosed in the pertinent Person's financial statements.

     GOVERNMENT ENTITY: (1) any federal, state, provincial, or similar government, and any body, board, department, commission, court, tribunal, authority, agency, or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative, or regulatory functions of such government, or (2) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

     GTA: the General Terms Agreement, as defined in the Purchase Agreement Assignment.

     GUARANTEE: Guarantee N___AT, dated the Delivery Date, issued by Guarantor in favor of Owner Trustee, FSB, and each Owner Participant.

     GUARANTOR: AmTran, Inc., an Indiana corporation.

     INDEMNITEE: (1) FSB and Owner Trustee, (2) each separate or additional trustee appointed pursuant to the Trust Agreement, (3) each Owner Participant,
(4) the Trust Estate, (5) each Affiliate of the Persons described in clauses (1) through (3), (6) the directors, officers, employees, and agents of each of the Persons described in clauses (1) through (3) and in clause (5) and (7) the successors and permitted assigns of the Persons described in clauses (1) through
(3), and in clauses (5) and (6). If any Indemnitee is Airframe Manufacturer or Engine Manufacturer or any subcontractor or supplier of either thereof, such Person shall be an Indemnitee only in its capacity as Owner Participant.

     IRS: the Internal Revenue Service of the United States, or any Government Entity succeeding to the functions of such Internal Revenue Service.

     JAA: the Joint Aviation Authority of the European Union.

     LAW: (1) any constitution, treaty, statute, law, decree, regulation, order, rule, or directive of any Government Entity, and (2) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

     LEASE or LEASE AGREEMENT: Lease Agreement N___AT, dated the Delivery Date, between Owner Trustee and Lessee.

     DEFAULT: (1) any condition, circumstance, act, or event that, with the giving of notice or the lapse of time, would constitute an Event of Default, or
(2) any Event of Default.

     EVENT OF DEFAULT: any one or more of the conditions, circumstances, acts, or events set forth inss. 14 of the Lease.

     LESSEE: American Trans Air, Inc., an Indiana corporation.

     LESSEE ADVISOR: Capstar Partners, LLC, in its capacity as special advisor to Lessee.

     LESSEE OPERATIVE AGREEMENTS:  the Participation  Agreement,  the Lease, the
Tax Indemnity Agreement, the Purchase Agreement Assignment [, the Engine Manufacturer Warranty Agreement,] and each other agreement between Lessee and any other party to the Participation Agreement, relating to the Transactions, delivered on the Delivery Date.

     LESSEE PERSON: Lessee, any sublessee, assignee, successor, or other user or Person in possession of the Aircraft, the Airframe, or an Engine with or without color of right, or any Affiliate of any of the foregoing (excluding any Tax Indemnitee or any related Tax Indemnitee with respect thereto, or any Person using or claiming any rights with respect to the Aircraft, the Airframe, or an Engine directly by or through any of the Persons in this parenthetical phrase, but not excluding any Person claiming directly or indirectly through or under the Lease).

     LESSEE'S ADVISOR(S): defined in Schedule 3 to the Participation Agreement.

     LESSOR: Owner Trustee in its capacity as lessor under the Lease.

     LESSOR LIEN, with respect to any Person, on any property (including the Trust Estate, the Aircraft, Airframe, Engines, Parts, or Aircraft Documents) or any payments: any Lien on such property or payments that results from (1) claims against such Person (if such Person is a trustee, whether in its individual capacity or in its capacity as a trustee) not related to any of the Transactions, (2) acts or omissions of such Person (if such Person is a trustee, whether in its individual capacity or in its capacity as a trustee) in violation of its obligations under any of the terms of the Operative Agreements, or not related to the Transactions, (3) Taxes against such Person (if such Person is a trustee, whether in its individual capacity or in its capacity as a trustee) or any of its Affiliates that Lessee is not required to indemnify under the Participation Agreement, or (4) claims against such Person arising out of its transfer of all or part of its interest in the Aircraft, the Trust Estate, or the Operative Agreements, other than a Transfer required by the terms of the Operative Agreements or attributable to the existence of an Event of Default.

     LESSOR'S COST: the amount paid by Owner Trustee to Seller to purchase the Aircraft pursuant to the Purchase Agreement Assignment and the Participation Agreement, as designated by Dollar amount in Schedule 3 to the Participation Agreement.

     LIEN: any mortgage, pledge, lien, charge, claim, encumbrance, lease, or security interest affecting the title to or any interest in property.

     LOSS PAYMENT DATE: defined inss. 10.1.2(a)(1) of the Lease.

     MAINTENANCE PROGRAM: defined in Annex C to the Lease.

     MATERIALLY ADVERSE CHANGE with respect to any Person: any event, condition, or circumstance that materially adversely affects such Person's business, prospects, or consolidated financial condition, or its ability to observe or perform its obligations, liabilities, and agreements under the Operative Agreements.

     MINIMUM LIABILITY INSURANCE AMOUNT: defined in Schedule 1 to the Lease.

            MOODY'S: Moody's Investors Service, Inc.

     NET ECONOMIC RETURN: Owner Participant's net after-tax book yield, using the "multiple investment sinking fund" method of analysis, and aggregate and present value (discounted at 6% per annum) of the net after-tax cash flow, computed both through the EBO Date (assuming Lessee's exercise of the early buy-out option in ss. 17.3.1(a)(1) of the Lease) and through the end of the Base Term, and computed on the basis of the same methodology and assumptions as the initial Owner Participant used in determining Basic Rent payments and allocations, Stipulated Loss Value percentages, and Termination Value percentages, as of the Delivery Date, as such assumptions are adjusted for events that have been the basis for adjustments to Basic Rent pursuant to ss. 3.2.1(b) of the Lease or events giving rise to indemnity payments pursuant to ss. 5 of the Tax Indemnity Agreement; PROVIDED, that, even if the initial Owner Participant transfers its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest; PROVIDED FURTHER, that, notwithstanding the preceding proviso, solely for purposes of ss. 11 of the Participation Agreement and calculating any adjustments to Basic Rent payments and allocations, Stipulated Loss Values, EBO Price, and Termination Values in connection with a refunding pursuant to such ss. 11 at a time when Owner Participant is a transferee (other than an Affiliate of the initial Owner Participant), the after-tax yield (but not the after-tax cash flow) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions used by the transferee Owner Participant as of the date when it acquires its interest.

     NET PRESENT VALUE OF RENTS: the present value, as of the date of determination, discounted at 10% per annum, compounded quarterly to the date of determination, of all unpaid Basic Rent payments during the then-remaining portion of the Base Term, expressed as a percentage of Lessor's Cost.

     NET WORTH for any Person: the excess of its total assets over its total liabilities.

     NON-U.S. PERSON: any Person, other than a United States person as defined in Codess. 7701(a)(30).

     OFFICER'S CERTIFICATE of any party to the Participation Agreement: a certificate signed by the Chairman, the President, any Vice President (including those with varying ranks such as Executive, Senior, Assistant, or Staff Vice President), the Treasurer, or the Secretary of such party.

     OPERATIVE AGREEMENTS: the Participation Agreement, the Trust Agreement, the Purchase Agreement Assignment, the Guarantee, the Consent and Agreement, the Engine Manufacturer Warranty Agreement, the Lease, the Bills of Sale, and the Tax Indemnity Agreement.

     OP JURISDICTION: defined in Schedule 3 to the Participation Agreement.

     OWNER PARTICIPANT: the Person executing the Participation Agreement as "Owner Participant"; except that, after an Owner Participant Transfers its interest to a successor Owner Participant, such transferor shall not be an "Owner Participant" (except as provided in ss. 10.2 of the Participation Agreement) and the successor Owner Participant shall be the "Owner Participant".

     OWNER PARTICIPANT AGREEMENTS: the Participation Agreement, the Tax Indemnity Agreement, the Trust Agreement and each other agreement between Owner Participant and any other party to the Participation Agreement relating to the Transactions, delivered on the Delivery Date.

     OWNER TRUSTEE: First Security Bank, National Association, a national banking association, not in its individual capacity, except as expressly provided in any Operative Agreement, but solely as Owner Trustee under the Trust Agreement.

     OWNER TRUSTEE AGREEMENTS: the Participation Agreement, the Lease, the Trust Agreement, the Purchase Agreement Assignment, [the Engine Manufacturer Warranty Agreement,] and each other agreement between Owner Trustee and any other party to the Participation Agreement, relating to the Transactions, delivered on the Delivery Date.

     PARTICIPATION AGREEMENT: Participation Agreement N___AT, dated the Delivery Date, among Lessee, Owner Participant, Owner Trustee, and FSB.

     PARTS: all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than (1) Engines or engines, and (2) any items leased by Lessee from a third party other than Lessor) from time to time installed or incorporated in or attached or appurtenant to the Airframe or any Engine.

     PAST-DUE RATE: defined in Schedule 1 to the Lease.

     PAYMENT DATE:  each  __________,  __________,  __________,  and  __________
during the Term, commencing with the first such date to occur after the Commencement Date.

     PAYMENT PERIOD: each of the consecutive quarterly periods (or such applicable shorter period beginning on the Delivery Date or the first day of a Renewal Term) during the Term and ending on a Payment Date, the first such period commencing on and including the Delivery Date.

     PERMITTED AIR CARRIER: (1) any manufacturer of commercial airframes or commercial aircraft engines, or any Affiliate thereof, (2) any Permitted Foreign Air Carrier, (3) any Person approved in writing by Owner Participant, or (4) any U.S. Air Carrier.

     PERMITTED COUNTRY: any country listed on Schedule 5 to the Lease, subject to the notes set forth on such Schedule.

     PERMITTED FOREIGN AIR CARRIER: any air carrier that (1) has its principal executive offices in a Permitted Country, and (2) is authorized to conduct commercial airline operations and to operate jet aircraft similar to the Aircraft under the applicable Laws of such Permitted Country.

     PERMITTED INSTITUTION: any bank, trust company, insurance company, financial institution, or corporation or limited liability company (other than, without Lessee's consent, a commercial air carrier, a commercial aircraft operator, a freight forwarder, an airframe manufacturer (other than Airframe Manufacturer) or aircraft engine manufacturer (other than Engine Manufacturer), or an Affiliate of any of the foregoing), in each case with a combined capital and surplus or net worth of at least $50,000,000.

     PERMITTED LIEN: any Lien described in clauses (a) through (g) ofss. 6 of the Lease.

     PERMITTED SUBLEASE: a sublease permitted underss. 7.2.7 of the Lease.

     PERMITTED SUBLESSEE: the sublessee under a Permitted Sublease.

     PERSON or PERSON: an individual, firm, business, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, governmental committee, governmental department, governmental authority, and other body or organization, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

     PLAN: any employee benefit plan within the meaning of ERISAss. 3(3), or any plan within the meaning of Codess. 4975(e)(1).

     PRELIMINARY NOTICE: defined inss. 17.1 of the Lease.

     PURCHASE AGREEMENT: shall mean Purchase Agreement No. _____ by and between Lessee and the Airframe Manufacturer, dated as of __________, 2000, including the exhibits and letter agreements appended thereto and incorporated therein (except Letter Agreement Nos. __________, __________, and ----------).

     PURCHASE AGREEMENT ASSIGNMENT: Purchase Agreement and Engine Warranties Assignment N___AT, dated the Delivery Date, between Lessee and Owner Trustee.

     PURCHASE DATE: the last Business Day of the Base Term or a Renewal Term, as specified in any Purchase Notice.

     PURCHASE NOTICE: defined inss. 17.3.1 of the Lease.

     REMOVABLE PARTS: defined inss. D of Annex C to the Lease.

     RENEWAL NOTICE: defined inss. 17.2.1 of the Lease.

     RENEWAL RENT: the basic rent payable for a Renewal Term, determined pursuant toss. 17.2.2 of the Lease.

     RENEWAL TERM: a one-year term for which the Lease is extended by Lessee (if applicable) pursuant toss. 17 of the Lease.

     RENT: Basic Rent and Supplemental Rent.

     REPLACEMENT AIRFRAME: an airframe substituted for the Airframe pursuant toss. 10 of the Lease.

     REPLACEMENT ENGINE: an engine substituted for an Engine pursuant to the Lease.

     RETURN ACCEPTANCE SUPPLEMENT: a Return Acceptance Supplement, dated as of the date the Aircraft is returned to Lessor pursuant toss. 5 of the Lease, entered into by Lessor and Lessee, substantially in the form of Exhibit B to the Lease.

     SCHEDULED DELIVERY DATE: the expected Delivery Date that Lessee notifies to each Owner Participant, and Owner Trustee pursuant to ss. 4.1 of the Participation Agreement, which must be a Business Day not later than the Commitment Termination Date.

     SCHEDULED EXPIRATION DATE: defined in Schedule 1 to the Lease.

     SEC: the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of the Securities and Exchange Commission.

     SECTION 1110: Bankruptcy Codess. 1110.

     SECURITIES ACT: the Securities Act of 1933.

     SECURITY: a "security" as defined inss. 2(1) of the Securities Act.

     SELLER: _______________ [Lessee] [Airframe Manufacturer] [other].

     SIGNIFICANT   EXPENDITURE:   expenditures   in  excess  of  $5,000,000  for
non-severable   improvements  to  the  Aircraft  which   constitute   "Mandatory
Modifications" as defined inss. D of Annex C to the Lease.

     SIMILAR AIRCRAFT: defined in Schedule 1 to the Lease.

     SLV RATE: defined in Schedule 1 to the Lease.

     SPECIAL DEFAULT: (1) Lessee's failure to pay any amount of Basic Rent, Stipulated Loss Value, or Termination Value when due, or (2) any Default referred to inss. 14.5 of the Lease.

     STANDARD & POOR'S: Standard & Poor's Ratings Services.

     STIPULATED LOSS VALUE for the Aircraft: (1) during the Base Term, Lessor's Cost multiplied by the percentage in Schedule 3 to the Lease (as adjusted from time to time in accordance with ss. 3.2.1 of the Lease) for the pertinent Stipulated Loss Value Date, and (2) during any Renewal Term, the amount determined pursuant to ss. 17.2.3 of the Lease. If the event giving rise to an obligation to pay any Stipulated Loss Value occurs and the actual date that the loss of tax benefits resulting from such event shall be earlier or later than the date assumed in calculating the federal income tax consequences reflected in the applicable Stipulated Loss Value, such Stipulated Loss Value shall be appropriately adjusted upwards or downwards to reflect the actual date of such loss.

     STIPULATED LOSS VALUE DATE for any month: the day in that month specified in Schedule 3 to the Lease or, if that day is not a Business Day, the following Business Day.

     SUPPLEMENTAL RENT: all Expenses, Transaction Expenses, and all other amounts, liabilities, indemnities, and obligations (other than Basic Rent) that Lessee assumes or becomes obligated to pay or agrees to pay under any Lessee Operative Agreement to or on behalf of Lessor or any other Person, including Stipulated Loss Value, Termination Value, and indemnity payments under ss. 9 of the Participation Agreement.

     TAX ATTRIBUTE PERIOD: the period from the Delivery Date through December 31, 20__ [DELIVERY DATE YEAR PLUS SEVEN] or such longer period of depreciation as may be allowable by reason of an indemnifiable event under the Tax Indemnity Agreement;

     TAX INDEMNITEE: (1) FSB and Owner Trustee, (2) each separate or additional trustee appointed pursuant to the Trust Agreement, (3) each Owner Participant,
(4) the Trust Estate, and (5) the successors, assigns, and agents of the foregoing. For purposes of this definition, the term "Owner Participant" shall include any member of an affiliated group (within the meaning of Code ss. 1504) of which Owner Participant is a member at the pertinent time, if consolidated, joint, or combined returns are filed for such affiliated group for federal, state, or local income tax purposes.

     TAX INDEMNITY AGREEMENT: Tax Indemnity Agreement N___AT, dated the Delivery Date, between Lessee and Owner Participant.

     TAXES: all fees (including license, recording, documentation, and registration fees), taxes, including income, gross receipt franchise sales, use, rental, turnover, business, occupational, excise, value-added, tangible and intangible property and stamp taxes, levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever imposed by any Taxing Authority, and any penalties, additions to tax, fines, or interest thereon or additions thereto.

     TAXING AUTHORITY: any federal, state, or local government or other taxing authority in the United States or its possessions, any foreign government or political subdivision or taxing authority thereof, any international taxing authority, or any territory or possession of the United States or taxing authority thereof.

     TERM: the term, commencing on the Delivery Date, for which the Aircraft is leased pursuant to ss. 3 of the Lease, consisting of the Base Term and any Renewal Term(s); PROVIDED, that, if at the scheduled end of the Term the Aircraft or Airframe is being used, or was within the previous six months being used, by the U.S. Government pursuant to CRAF, the Term shall be deemed extended for the period necessary to accommodate usage of the Aircraft or Airframe pursuant to CRAF plus six months thereafter, and Lessee shall be obligated to pay Basic Rent for any such extension period at a quarterly rate equal to the average of the Basic Rent paid during the Base Term or the applicable Renewal Term (whichever ended immediately before such extension).

     TERMINATION DATE: any Payment Date occurring after the seventh anniversary of the Delivery Date on which the Lease terminates in accordance withss. 9 of the Lease.

     TERMINATION VALUE for the Aircraft: Lessor's Cost multiplied by the percentage in Schedule 4 to the Lease (as adjusted from time to time in accordance with ss. 3.2.1 of the Lease) for the pertinent Termination Value
Date. If the event giving rise to an obligation to pay any Termination Value occurs and the actual date that the loss of tax benefits resulting from such event shall be earlier or later than the date assumed in calculating the federal income tax consequences reflected in the applicable Termination Value, such Termination Value shall be appropriately adjusted upwards or downwards to reflect the actual date of such loss.

     TERMINATION  VALUE DATE for any month:  the day in such month  specified in
Schedule 4 to the Lease or, if such day is not a Business Day, the following Business Day.

     THRESHOLD AMOUNT: defined in Schedule 1 to the Lease.

     TRANSACTION EXPENSES: (1) the reasonable and actual fees and disbursements incurred in connection with the negotiation, execution, and delivery of the Operative Agreements of (a) Ray, Quinney & Nebeker, special counsel for Owner Trustee under the Trust Agreement, such information to be furnished by Owner Trustee, (b) FAA Counsel, such information to be furnished by Lessee, (c) Dewey Ballantine LLP, special counsel to Owner Participant (as defined in Schedule 3 to the Participation Agreement), such information to be furnished by Owner Participant, (d) Troutman Sanders LLP, special counsel to Lessee, such information to be furnished by Lessee, and (e) Lessee Advisor, such information to be furnished by Lessee, (2) all fees, taxes, and other charges payable in connection with the recording or filing of instruments and financing statements, such information to be furnished by Lessee, (3) the initial fee and reasonable and actual disbursements of Owner Trustee under the Trust Agreement, such information to be furnished by Owner Trustee, (4) the fee of the Appraiser with respect to the appraisal of the Aircraft referred to in ss. 5.1.2(l) of the Participation Agreement, such information to be furnished by Owner Participant, and (5) the equity placement fee and reasonable disbursements of Lessee's Advisor(s), such information to be furnished by Lessee.

     TRANSACTIONS: the transactions contemplated by the Operative Agreements.

     TRANSFER: the transfer, sale, assignment, or other conveyance of all or any interest in any property, right, or interest.

     TRANSFEREE: a Person to whom Owner Participant or Owner Trustee purports or intends to Transfer any or all of its right, title, or interest in the Trust Estate, as described in ss. 10.1.1(a), ss. 10.1.2, or ss. 10.1.3 (but excluding participants in any participation referred to in ss. 10.1.3) of the Participation Agreement.

     TRANSPORTATION CODE: subtitle VII of title 49, United States Code.

     TRUST: the trust created by the Trust Agreement.

     TRUST AGREEMENT: Trust Agreement N___AT, dated as of __________ 1, 200_, between Owner Participant and FSB.

     TRUST ESTATE: all Owner Trustee's estate, right, title, and interest in and to the Aircraft, the Lease, the Purchase Agreement, [and the Engine Manufacturer Warranty Agreement,] including all Basic Rent and Supplemental Rent (including insurance proceeds and requisition, indemnity, or other payments of any kind for of with respect to the Aircraft), but excluding any Excluded Payment.

     UCC:  the  Uniform   Commercial   Code  as  in  effect  in  any  applicable
jurisdiction.

            UNITED STATES or U.S.: the United States of America; PROVIDED, that for geographic purposes, "United States" means the 50 states and the District of Columbia of the United States of America.

     U.S. AIR CARRIER: any United States air carrier who is a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of the Transportation Code for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to whom there is in force an air carrier operating certificate issued pursuant to FAR Part 121, or who may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

     U.S. GOVERNMENT: the federal government of the United States, or any instrumentality or agency thereof the obligations of which are guaranteed by the full faith and credit of the federal government of the United States.

     U.S. PERSON: any Person described in Codess. 7701(a)(30).

     WET LEASE: any arrangement whereby Lessee or a Permitted Sublessee agrees to furnish the Aircraft, the Airframe, or any Engine to a third party pursuant to which the Aircraft, Airframe, or Engine is at all times in the operational control of Lessee or a Permitted Sublessee, PROVIDED, that Lessee's obligations under the Lease shall continue in full force and effect notwithstanding any such arrangement.